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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7978
ING Mayflower Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2007 to October 31, 2008

Annual Report

October 31, 2008

Classes A, B, C, I, O, Q, R and W

Global Equity Funds

■  ING Global Equity Dividend Fund
■  ING Global Natural Resources Fund
■  ING Global Real Estate Fund
■  ING Global Value Choice Fund

International Equity Funds

■  ING Asia-Pacific Real Estate Fund
■  ING Disciplined International SmallCap Fund
■  ING Emerging Countries Fund
■  ING European Real Estate Fund
■  ING Foreign Fund
■  ING Greater China Fund
■  ING Index Plus International Equity Fund
■  ING International Capital Appreciation Fund
■  ING International Equity Dividend Fund
■  ING International Growth Opportunities Fund
■  ING International Real Estate Fund

■	ING International SmallCap Multi-Manager Fund (formerly, ING International SmallCap Fund)
■  ING International Value Fund
■  ING International Value Choice Fund
■  ING Russia Fund

Global and International Fixed-Income Funds

■  ING Emerging Markets Fixed Income Fund
■  ING Global Bond Fund

International Fund-of-Funds

■  ING Diversified International Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun P. Mathews
CEO
ING Funds
November 7, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective:  Year Ended October 31, 2008

For a while, as we reached the mid-way point of the fiscal year, it seemed as if the worst of the 10-month long global credit crisis had passed. But by October 31, 2008 the world’s credit markets were again staring into an ever deeper abyss of systemic failure. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 30.90% in the six months ended October 31, 2008, (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 41.85% for the entire fiscal year, measured in US dollars.) In currencies, the dollar appreciated by 19.6% against the euro and 20.30% against the pound in the second half of the fiscal year, as the outlook for the Eurozone and UK economies grew increasingly stark. However, the dollar fell 6.00% against the Japanese yen as carry-trades (essentially short yen positions) were unwound with risk aversion soaring to new levels. The dollar’s movement against the euro, pound and Japanese yen for the entire fiscal year was 10.40%, 25.20% and (14.30)%, respectively. The price of oil peaked at about $147 in mid July 2008, but the combination of a strengthening dollar and fading demand drove it to less than half of that price on October 31, 2008.

As explained in our semi-annual report, the Federal Reserve Board (the “Fed”) reduced the federal funds rate by a cumulative 325 basis points (or 3.25%) and the discount rate by 400 basis points (or 4.00%) from August 2007 through April 2008. In the wake of Bear Stearns’ forced sale to JP Morgan in March, the discount window was opened to other primary dealers. April’s near 6.00% rise in global equities seemed like a giant sigh of relief.

But it soon became obvious that little had changed. The housing market continued its inexorable slide, with the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 major cities reported in October as down a record 16.60%. In September, one in every 475 housing units in the country received a foreclosure notice. Banks continued to restrict credit and 30-year fixed mortgage rates reached a six-year high. By October, payrolls had fallen for nine consecutive months and the unemployment rate rose to 6.10%, a five-year high. Third quarter gross domestic product (“GDP”) registered its first decline since 2001.

Yet it was more crises in the financial sector that brought matters to a head.

In September 2008, the U.S. Department of the Treasury (“Treasury”) took control of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), putting them into “conservatorship”. Merrill Lynch and Wachovia were forced into the arms of stronger institutions, with official encouragement. Global insurer AIG received a massive government loan of $85 billion. But Lehman Brothers was left to file for Chapter 11 protection.

It was soon realized that allowing Lehman Brothers to fall threatened to turn a credit crisis into a credit market collapse. Short term Lehman Brothers commercial paper was widely held in money market funds, which now showed signs of turning their backs on commercial credit all together.

So, after more than one year of the credit crisis, nothing that had been tried had worked. The U.S. Government was now in the position of choosing winners and losers among financial institutions. Credit markets faced systemic collapse. A systemic remedy was called for.

On Friday, September 19, 2008, Treasury Secretary Paulson proposed a Troubled Asset Relief Plan (“TARP”) under which a $700 billion fund would be set up to buy illiquid mortgage securities from financial institutions. The following month he announced that $250 billion of the TARP fund would be used to recapitalize nine banks (evidently whether they liked it or not) and that the Federal Deposit Insurance Corporation (“FDIC”) would guarantee inter-bank debt.

Since then the London Interbank Offered Rate (“LIBOR”) has fallen every day and for now it appears that economies and markets will be able to confront the inevitable recession with at least a functioning credit system. But it was close.

Market movements for the period were defined by the trauma of its final two months.

In US fixed income markets, the Lehman Brothers® U.S. Aggregate Bond (“LBAB”) Index(3) of investment grade bonds fell 3.60% in the six month period ended October 31, 2008 (+0.30% for the entire fiscal year). But high yield bonds, represented by the Lehman Brothers® High Yield Bond — 2% Issuer Constrained

Market Perspective:  Year Ended October 31, 2008

Composite Index(4), acted more like equities, returning (24.90)% for the six month period ended October 31, 2008 (-25.40% for the entire fiscal year).

U.S. equities, represented by the Standard & Poor’s Composite Stock Price 500® (“S&P 500®”) Index(5) including dividends, returned (29.30)% for the six month period ended October 31, 2008 (down 36.10% for the entire fiscal year). Profits for S&P 500® companies suffered their fourth straight quarter of decline, led down by the financials sector. Amid record volatility, the low point was reached on October 27, 2008, after which the index recovered 14.00% to month-end.

In international markets, the MSCI Japan® Index(6) dropped 36.90% in the six months through October 31, 2008 (-46.70% for the entire fiscal year). The export dependent economy suffered from slowing global demand and a rising yen, while high food and (until later) energy prices, plus political deadlock, sapped domestic confidence. Japan’s longest postwar expansion came to an end with a quarterly decline in GDP of 0.70%. The MSCI Europe ex UK® Index(7) slumped 31.9% for the six months through October 31, 2008 (-41.80% for the entire fiscal year), beset by sharply falling economic activity and inflation at a 16-year high causing the European Central Bank (“ECB”) to raise interest rates as late as July. But by October 2008, with GDP officially in decline, the ECB was reducing them again. In the UK, the MSCI UK® Index(8) fell 25.50% for the six months through October 31, 2008 (-32.70% for the entire fiscal year). Quarterly GDP declined by 0.50%, the most in sixteen years. The slide in house prices was accelerating. As everywhere else, lenders were tightening their rules and banks were in trouble. As our fiscal year ended, the government was buying large stakes in banks for its own account.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Equity Dividend Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Moudy El Khodr, Senior Investment Manager Equities, and Kris Hermie, CFA, Senior Investment Manager of ING Investment Management Advisors B.V.— the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (40.84)% compared to the Morgan Stanley Capital International World Indexsm(1) (“MSCI World Indexsm”), which returned (41.85)% for the same period.

Portfolio Specifics: The Fund uses the MSCI World Indexsm as its benchmark to reflect the strategic emphasis of the Fund. The Fund’s fiscal year was marked by a full fledged bear market. Earnings peaked in the summer of 2007. The financial sector’s problems with the subprime and credit crisis accumulated over the period, leading to broader economic impacts. From a slowdown, the global economy moved into recession. By the end of June 2008, only the materials and energy sectors were positive and then they also succumbed.

It should be noted that the pursuit of high dividend paying stocks typically leads the Fund to overweight financials and overweight Europe and underweight Japan and the United States. Each of those positions carried substantial disadvantages over the fiscal year, the first because of the problems in the financial industry as described, the last three because of the weaker European currencies and stronger yen.

In the first six months of the fiscal year, the Fund underperformed as financials delivered poor performance (the Fund was overweight) and the metals and miners segment of materials remained robust (the Fund was underweight). After June the Fund started to outperform; however, in the ensuing months this reversal only amounted to a third of the outperformance. The majority was due to choices in other sectors and new stocks that were incorporated into the portfolio. While at the beginning of the fall of the market, dividend investing did not deliver downside protection, in the last four months the Fund outperformed significantly. The Fund benefited from its value bias, as value started to have the upper hand over growth.

The sector that detracted the most from results was financials and only in the last few months did we relatively outperform in this sector. The largest gain came from the utilities sector, due to holding securities that underperformed less than the sector as a whole. The losses among financials, however, were almost twice the utilities’ gain. Stock picking accounted for a greater proportion of the contributions in telecoms and energy than in utilities, where sector allocation played a more significant role.

Current Strategy and Outlook: Our outlook for the Fund remains positive. We believe that after the general sell-off of the last few months, investors will pay more attention to the dividend theme in a market caught between a rock and a hard place. On the downside, low valuation may prevent further falls; but we believe earnings revisions, deleveraging and poorer economic data may limit the near-term upside before the economy recovers from this recession. We believe the current stage in the style cycle is more favorable for dividend investing, as are the recovery and boom phases. The last couple of months are a good grounding as not only in the down months did the Fund outperform but in July and August, the Fund delivered a positive absolute performance. We continue to look for individual stocks to exploit any temporary undervaluations that may take place.

(1)	This MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

ENI S.p.A.	1.7%
BP PLC	1.6%
Bank of America Corp.	1.6%
Total SA	1.6%
General Electric Co.	1.5%
Vivendi	1.5%
BNP Paribas	1.5%
Pfizer, Inc.	1.4%
Intesa Sanpaolo S.p.A.	1.4%
Citigroup, Inc.	1.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
			Since Inception		Since Inception		Since Inception		Since Inception	Since Inception		Since Inception
			of Class A		of Class B		of Class C		of Class I	of Class O		of Class W
	1 Year	5 Year	September 17, 2003		October 24, 2003		October 29, 2003		August 1, 2007	November 15, 2006		February 12, 2008

Including Sales Charge:
Class A(1)	(44.25)%	2.22%	3.13%		—		—		—	—		—
Class B(2)	(43.93)%	2.39%	—		2.89%		—		—	—		—
Class C(3)	(41.81)%	2.70%	—		—		2.78%		—			—
Class I	(40.49)%	—	—		—		—		(30.13)%	—		—
Class O	(40.83)%	—	—		—		—		—	(17.78)%		—
Class W	—	—	—		—		—		—	—		(31.78)%
Excluding Sales Charge:
Class A	(40.84)%	3.44%	4.33%		—		—		—	—		—
Class B	(41.32)%	2.69%	—		3.04%		—		—	—		—
Class C	(41.29)%	2.70%			—		2.78%		—	—		—
Class I	(40.49)%	—	—		—		—		(30.13)%	—		—
Class O	(40.83)%	—			—		—		—	(17.78)%		—
Class W	—	—	—		—		—		—	—		(31.78)%
MSCI World Indexsm(4)	(41.85)%	1.73%	2.86	%(5)	1.73	%(6)	1.73	%(6)	(31.13)%	(16.33	)%(7)	(33.50	)%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI World Indexsm is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for the index is shown from October 1, 2003.
(6)	Since inception performance for the index is shown from November 1, 2003.
(7)	Since inception performance for the index is shown from November 1, 2006.
(8)	Since inception performance for the index is shown from February 1, 2008.

ING Global Natural Resources Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund (the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by James A. Vail, CFA, Portfolio Manager and David Powers, Portfolio Manager, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (41.12)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index(2) which returned (36.10)% and (39.50)%, respectively, for the same period.

Portfolio Specifics: In the beginning of the period, natural resources prices began to experience increased volatility. On the energy front, oil scarcity drove up crude prices as intermediate- to long-term supply additions remained uncertain. The weak dollar, stagflation concerns and the lack of confidence in housing, financials and consumer discretionary added support for commodities and the energy sector. Record price levels for gold, crude oil and other commodities were attained during the period of severe volatility but had shifted downward in a major reversal of the price cycle by period-end. The recent decline of crude oil and other commodities has been affected by fears of global economic slowing, increased credit pressures and unwinding of hedge positions.

The Fund benefited from its energy stock selection, particularly among integrated oil and gas companies. Royal Dutch Shell PLC and Total SA ADR were among the top performers. Integrated oil continues to be the Fund’s largest overweight as we believe these companies are well positioned to weather the global crisis due to their diverse business mixes, strong balance sheets and high dividend yields. Our large-cap value bias within energy helped relative returns towards the end of the period. Our decision to underweight mid- and small-cap exploration and production companies had a favorable impact, as momentum stocks lost their steam and more fundamentally-based value stocks began to outperform. We have moved to an overweight position in energy, as its growth potential is less dependent on emerging markets, especially China, than material companies.

Weak materials stock selection, arising from an overweight to diversified metals and mining and precious metals and minerals, acted as a drag on performance. Within diversified metals and mining, our investments in Boart Longyear Group, Consolidated Thompson Iron Mines Ltd. and Frontera Copper Corp. underperformed during the period. These mid-cap names declined significantly due to apprehension over global economic slowdown and its impact on overall demand and infrastructure spending. We reduced the Fund’s exposure to diversified metals and mining as our concerns increased about incremental global slowing.

Current Strategy and Outlook: We remain convinced that we are in the midst of a longer and stronger natural resource cycle, driven by industrialization and urbanization in emerging economies and by an acceleration of global infrastructure spending. The current global financial stress will, in our opinion, cause a longer than estimated interruption in this secular theme. If commodity prices continue to fall and stay low, however, new supply additions will be questioned. Global mining and energy development costs have risen and, although cyclical, are expected to stay elevated, raising the marginal price needed to justify new investment. We believe that demand will recover, and we would expect to see firmer prices and strong cash flows from the industry then. As the timing of this is uncertain, the Fund remains defensively positioned with an overweight in the integrated oil sector and underweight the materials. We believe in this environment a cautious stance is warranted.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	12.0%
Chevron Corp.	8.8%
Schlumberger Ltd.	5.0%
ConocoPhillips	4.9%
Encana Corp.	4.7%
Apache Corp.	4.7%
Occidental Petroleum Corp.	4.6%
Devon Energy Corp.	4.2%
Marathon Oil Corp.	3.5%
Royal Dutch Shell PLC ADR – Class A	3.5%

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
				Since Inception	Since Inception
				of Class I	of Class W
	1 Year	5 Year	10 Year	August 1, 2007	February 12, 2008

Including Sales Charge:
Class A(1)	(44.53)%	4.37%	9.99%		—
Class I	(40.87)%	—	—	(25.50)%	—
Class W	—	—	—	—	(34.66)%
Excluding Sales Charge:
Class A	(41.12)%	5.60%	10.63%	—	—
Class I	(40.87)%	—	—	(25.20)%	—
Class W	—	—	—	—	(34.66)%
S&P 500® Index(2)	(36.10)%	0.26%	0.40%	(26.24)%	(28.56	)%(4)
S&P North American Natural Resources Sector Index(3)	(39.50)%	13.17%	8.31%	(26.70)%	(33.57	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Natural Resources Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)	The S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

(4)	Since inception performance for index is shown from February 1, 2008.

ING Global Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer and Portfolio Manager, Steven D. Burton, Managing Director and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (46.00)% compared to the Standard & Poor’s (“S&P”) Developed Property Index(1), which returned (51.48)% for the same period.

Portfolio Specifics: The past twelve months has proved to be a very difficult period for the world’s listed real estate markets as tightening credit market conditions and a slowing global economy have provided significant headwinds to the world’s capital markets. Investor concerns continue to center on the ramifications of the credit crunch, including the lack of liquidity and scarcity of available capital. Governments and Central Banks have responded aggressively to these issues via significant capital support to financial institutions as well as interest rate cuts. Though all regions experienced a significant sell-off over the past twelve months, North American property stocks fared the best, down 41.5%, followed by the European and Asia Pacific regions which were down 56.2% and 57.2%, respectively. In the North American region, U.S. property stocks held up well until the market decline in October which accounted for three-quarters of the 40.8% decline generated during the past twelve months. Within the European region, the return differential between countries was quite substantial, ranging from a (16.9)% return posted by Switzerland, the best-performing market during the period, to a (87.1)% return posted by Norway, the poorest-performing market during the period. On whole, the countries which fared the best in the current environment were the countries in the Benelux region as well as Switzerland and France; the countries which fared the worst were in Southern, Central and Eastern Europe as well as the Scandanavian region. Within the Asia-Pacific region, negative performance was driven most notably by Australia, which was down 69% for the period. Hong Kong- and Singapore-based property companies with exposure to development in mainland China also performed particularly poorly during the period, in a complete reversal from 2007 when these companies significantly outperformed.

Fund outperformance for the period was driven by stock selection and country allocation as both stock selection and country allocation were positive across all regions. Stock selection, which accounted for roughly 60% of the period’s outperformance, was especially strong in the Asia-Pacific region as the Fund maintained its tilt towards conservatively-managed companies, defensive property types, and rock-solid balance sheets. Examples of Fund holdings along these lines include Australian global mall operator Westfield Group, Hong Kong shopping center company Link Real Estate Investment Trust, and Tokyo office landlord Mitsubishi Estate Co., Ltd., all of which outperformed their respective countries’ average return for the period. Conversely, the Fund avoided investments in companies with the opposite characteristics, especially companies with above-average leverage or any prospective refinancing concerns. Stock selection in the U.S. added significantly to relative returns as overweight positions in outperforming companies in the healthcare sector (Ventas, Inc., Nationwide Health Properties, Inc. and Omega Healthcare Investors, Inc.) and retail sector (Federal Realty Investment Trust, Simon Property Group, Inc. and Tanger Factory Outlet Centers, Inc.) were some of the best-performing stocks from a relative perspective. Within Europe, overweight positions in outperforming French retail property companies Unibail-Rodamco and Mercialys boosted relative returns.

Country allocation decisions added value, helped by overweights to outperforming property markets in Americas (Brazil and the U.S.), selective country allocation decisions in Europe, and an underweight to the underperforming Asian property markets (Singapore and Hong Kong).

Current Strategy and Outlook: The Fund continues to maintain a defensive positioning, with a bias toward high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our significant outperformance in the trying times of the past year. Conversely, we are avoiding companies dependent on acquisitions and/or development activities for earnings growth.

This bear market has already reached levels and duration comparable to past severe market declines. The extreme volatility in the market is an indicator that the normal fundamental underpinnings of the market’s price discovery mechanism have broken down. In our view, with past bear markets as a gauge, it seems we may be nearing the end of this correction.

Global property companies remain attractively valued. We estimate the average global property company is trading at a 28% discount to our internal estimate of inherent private real estate market value, ranging from the low, a 5% discount in the U.K., to the high, a 50% discount in Hong Kong. In our opinion, the market continues to price in a highly pessimistic scenario in terms of a global economic slowdown.
(1) The S&P Developed Property Index (formerly, the S&P/Citigroup BMI World Property Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Westfield Group	6.0%
Mitsubishi Estate Co., Ltd.	5.4%
Simon Property Group, Inc.	5.0%
Unibail	4.3%
Cheung Kong Holdings Ltd.	3.8%
Mitsui Fudosan Co., Ltd.	3.5%
Federal Realty Investment Trust	2.7%
Vornado Realty Trust	2.7%
Ventas, Inc.	2.4%
Sun Hung Kai Properties Ltd.	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
			Since Inception		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
			of Class A		of Class B		of Class C		of Class I		of Class O		of Class W
	1 Year	5 Year	November 5, 2001		March 15, 2002		January 8, 2002		June 3, 2005		November 15, 2006		February 12, 2008

Including Sales Charge:
Class A(1)	(49.11)%	5.43%	9.40%		—		—		—		—		—
Class B(2)	(48.98)%	5.60%	—		8.25%		—		—		—		—
Class C(3)	(46.90)%	5.94%	—		—		8.55%		—		—		—
Class I	(45.77)%	—	—		—		—		(1.68)%		—		—
Class O	(46.03)%	—	—		—		—		—		(21.35)%		—
Class W	—	—	—		—		—		—		—		(33.53)%
Excluding Sales Charge:
Class A	(46.00)%	6.69%	10.33%		—		—		—		—		—
Class B	(46.40)%	5.89%	—		8.25%		—		—		—		—
Class C	(46.38)%	5.91%	—		—		8.55%		—		—		—
Class I	(45.77)%	—	—		—		—		(1.68)%		—		—
Class O	(46.03)%	—	—		—		—		—		(21.35)%		—
Class W	—	—	—		—		—		—		—		(33.53)%
S&P Developed Property Index(4)	(51.48)%	4.01%	8.14	%(5)	6.96	%(6)	7.48	%(7)	(5.38	)%(8)	(28.45	)%(9)	(13.33	)%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P Developed Property Index (formerly, the S&P/Citigroup BMI World Property Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.
(5)	Since inception performance for index is shown from November 1, 2001.
(6)	Since inception performance for index is shown from March 1, 2002.
(7)	Since inception performance for index is shown from January 1, 2002.
(8)	Since inception performance for index is shown from June 1, 2005.
(9)	Since inception performance for index is shown from November 1, 2006.
(10)	Since inception performance for index is shown from February 1, 2008.

ING Global Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Portfolio Manager of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (40.34)% compared to the Morgan Stanley Capital International All Country World Indexsm(1) (“MSCI ACWIsm”) which returned (43.57)% for the same period.

Portfolio Specifics: The Fund returned negative absolute returns during the twelve month period ending October 31, 2008, yet outperformed its benchmark. The Fund remained significantly underweight versus the benchmark in the financials sector, which for the period was fortunate given the relative underperformance of financials. The Fund’s Japanese holdings represented the largest non-U.S. country weighting and significantly outperformed versus the benchmark for the year. A significant portion of the Fund’s absolute negative performance for the period was due to its overweight position in the materials sector.

Among the securities that contributed to performance, Amgen, Inc. was the largest overall contributor to returns. The biotechnology company performed well, after it announced earnings that beat Wall Street’s expectations and disclosed positive results from an osteoporosis clinical trial in July. Electronic Data Systems Corp. , a global technology services company that delivers business solutions, also aided returns. Its share price appreciated considerably when Hewlett-Packard Co. announced that it would acquire the company at a premium.

We believe there was somewhat indiscriminate selling overall in the materials sector, especially during the third quarter of calendar year 2008, and many of the Fund’s holdings in this sector were not immune to the markets downward price pressures. AngloGold Ashanti Ltd. ADR, a global gold producer with operations and exploration programs around the world, performed poorly due to, among other things, general weakness in the gold industry, and was a large detractor to overall returns.

Korea Electric Power Corp. ADR (“KEPCO”) was another detractor from overall returns. The company’s share price declined significantly throughout the period after the newly-elected South Korean government failed to grant the company a tariff adjustment in late December 2007, while coal and liquefied natural gas prices, which account for the majority of KEPCO’s fuel costs, posted steep increases. The government’s action created investor uncertainty about the company. In addition, the weaker Korean Won also negatively affected returns. We believe KEPCO continues to be significantly undervalued.

Sprint Nextel Corp., a provider of wireless and wireline communication products and services, was another large detractor from performance for the period.

The consumer staples sector underperformed, primarily due to protein providers Marine Harvest, Smithfield Foods, Inc. and Tyson Foods. The companies faced operational challenges, such as fish disease problems in South America, and rising food costs, and more recently declined in the period based upon concerns regarding the breaching of financial covenants.

Current Strategy and Outlook: In this volatile environment, capital preservation has become much more difficult than in previous downturns. When managing the Fund, we think of the investments we make as long term holdings, with our sector weights coming through from bottom-up analysis driven by our desire to buy quality companies at attractive valuation, not to time the market. This has put us in very good stead for many years now, with very high levels of alpha generation. However, this also means that at certain times we may return negative performance, and the last twelve months were an example of that. We continue to find good opportunities in many areas such as materials, energy and certain consumer names. We believe that over the longer term the Fund is well positioned and continues to own companies with real barriers to entry and, which in our view have just become even more attractively valued versus their intrinsic worth.

(1)	The MSCI ACWIsm is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Nippon Telegraph & Telephone Corp. ADR	4.5%
Anglogold Ashanti Ltd. ADR	4.0%
Newmont Mining Corp.	3.9%
Sanofi-Aventis ADR	3.8%
Barrick Gold Corp.	3.5%
Korea Electric Power Corp. ADR	3.2%
Stolt-Nielsen SA	3.0%
Centrais Eletricas Brasileiras SA ADR – Class B	2.9%
Sekisui House Ltd.	2.8%
UBS AG – New	2.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
					Since Inception
					of Class I
	1 Year	5 Year	10 Year		September 6, 2006

Including Sales Charge:
Class A(1)	(43.77)%	1.73%	1.89%		—
Class B(2)	(43.77)%	1.88%	1.80%		—
Class C(3)	(41.39)%	2.25%	1.81%		—
Class I	(40.13)%	—	—		(9.71)%
Class Q	(40.31)%	3.18%	2.74%		—
Excluding Sales Charge:
Class A	(40.34)%	2.94%	2.49%		—
Class B	(40.81)%	2.25%	1.80%		—
Class C	(40.79)%	2.25%	1.81%		—
Class I	(40.13)%	—	—		(9.71)%
Class Q	(40.31)%	3.18%	2.74%		—
MSCI ACWISM(4)	(43.57)%	2.13%	1.60	%(5)	(13.21	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI ACWISM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
(5)	Net return for index is shown from November 1, 2002.
(6)	Since inception performance for the index is shown from September 1, 2006.

Prior to April 24, 2006, the Fund was advised by a different sub-adviser.

ING Asia-Pacific Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Japan	43.9%
Hong Kong	30.4%
Australia	22.2%
Singapore	8.0%
New Zealand	1.3%
Other Assets and Liabilities – Net	(5.8)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA, both of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: Since inception on November 1, 2007 through October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (54.27)% compared to the Standard & Poor’s (“S&P”) Asia-Pacific Property Index(1) which returned (57.16)% for the same period.

Portfolio Specifics: The past twelve months proved to be a very difficult period for the world’s listed real estate markets as tightening credit market conditions and a slowing global economy have provided significant headwinds to the world’s capital markets. The Asia-Pacific region showed particular sensitivity to ongoing concerns regarding the effects of slowing global economic growth on export-based economies. From a relative standpoint, Asia-Pacific property companies underperformed other regional investment strategies during the period — though it should be noted that all regions experienced a significant sell-off over the past twelve months. Negative performance was driven most notably by Australia, which was down 69% for the period. Hong Kong- and Singapore-based property companies with exposure to development in mainland China also performed particularly poorly during the period, in a complete reversal from 2007 when these companies significantly outperformed.

The Fund outperformed the benchmark for the period, the result of positive stock selection and country allocation decisions. Stock selection accounted for nearly three-quarters of the Fund’s relative outperformance during the period and was positive in Australia, Japan, and Singapore, though the Fund’s Hong Kong holdings underperformed during the period. In Australia, stock selection was led by overweights to outperforming companies CFS Retail Property Trust, Commonwealth Property Office Fund and Westfield Group as well as underweights to underperforming companies Centro Retail Trust, Macquarie Office Trust, Macquarie Goodman Group and FKP Property Group. In Japan, overweights to outperforming office companies Mitsui Fudosan Co., Ltd., Japan Real Estate Investment Corp., Nomura Real Estate Office Fund, Inc. and Nippon Building Fund, Inc. added value during the period as the Tokyo office market fared quite well. While the Tokyo office market is not immune to economic slowdown, vacancy remains fairly low in a global context at about 4.0%. In Singapore, overweights to outperforming companies CapitaMall Trust and Ascendas Real Estate Investment Trust, along with underweights to underperforming developers such as Keppel Land Ltd. also helped relative performance. Country allocation benefited from an underweight to the underperforming property market in Singapore which was down 63.9% for the period.

Current Strategy and Outlook: We remain cautious on many of the Asian markets. Why? Values look interesting, but the current and continuing weakness is a function of several variables: (1) no yield support — dividend levels in Asia are, generally, low; (2) a lower proportion of revenues come from long-term contract rents for many companies; and (3) a higher proportion of revenues come from development activities which, by nature, bring above-average risk. In this environment, investors crave (even demand) certainty. Sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income) have been the outperformers so far this year. Asia looks cheap from a valuation standpoint, with price-to-NAV discounts ranging from 20% to 50%. However, many Asian companies have 50% or more of their income from sources other than rental income (e.g., development profits). In our opinion, there is clear evidence that cash flow from these activities is unlikely to grow and may contract significantly in these difficult times. Absent certainty, we prefer investing in companies offering more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our significant outperformance in the trying times of the past year.

This bear market has already reached levels and duration comparable to past severe market declines. We believe the extreme volatility in the market is an indicator that the normal fundamental underpinnings of the market’s price discovery mechanism have broken down. In our view, with past bear markets as a gauge, it seems we may be nearing the end of this correction.

Most Asia-Pacific property companies continue to trade at steep discounts to NAV; Australia 18% discount, Singapore 40% discount, Japan 44% discount, and Hong Kong 50% discount. In our opinion, the market has priced in an overly pessimistic economic scenario.

We believe the rationale for an Asia-Pacific listed property strategy remains very much intact including the opportunity for diversification in the region, access to solid long-term underlying property fundamentals and the continued expansion of the REIT structure throughout the region. We believe this remains true even under the likely scenario of slowing global economic growth over the coming year.

(1)	The S&P Asia-Pacific Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries in the Asia Pacific region, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2008
(as a percent of net assets)

Mitsubishi Estate Co., Ltd.	12.6%
Westfield Group	12.5%
Mitsui Fudosan Co., Ltd.	9.6%
Cheung Kong Holdings Ltd.	8.8%
Sun Hung Kai Properties Ltd.	6.3%
Nippon Building Fund, Inc.	4.6%
Japan Real Estate Investment Corp.	4.1%
Sumitomo Realty & Development Co., Ltd.	3.7%
Hang Lung Properties Ltd.	3.5%
Stockland	2.7%

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund
Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended October 31, 2008
Since Inception
of Classes A, B, C, and I
November 1, 2007

Including Sales Charge:
Class A(1)	(56.90)%
Class B(2)	(56.88)%
Class C(3)	(55.07)%
Class I	(54.25)%
Excluding Sales Charge:
Class A	(54.27)%
Class B	(54.63)%
Class C	(54.62)%
Class I	(54.25)%
S&P Asia-Pacific Property Index(4)	(57.16)%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Asia-Pacific Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.
(4)	The S&P Asia-Pacific Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries in the Asia Pacific region, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

ING Disciplined International SmallCap Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Japan	27.1%
United Kingdom	13.7%
France	10.7%
Germany	8.1%
Canada	6.9%
Switzerland	6.9%
Italy	5.9%
Australia	5.1%
South Korea	3.2%
Netherlands	2.3%
Hong Kong	2.0%
Belgium	1.8%
Countries less than 1.8%(1)	6.9%
Other Assets and Liabilities – Net*	(0.6)%
Net Assets	100.0%

*	Includes short-term investments related to repurchase agreement.

(1)	Includes ten countries, which each represents less than 1.8% of net assets.

Portfolio holdings are subject to change daily.

ING Disciplined International SmallCap Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., Portfolio Manager and Vincent Costa, CFA, Portfolio Manager, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (53.65)% compared to the Standard and Poor’s (“S&P”) Developed ex-US SmallCap Index(1), which returned (53.76)% for the same period.

Portfolio Specifics: Factor performance had a roller coaster year with no clear leadership trend emerging for the period.

Overall, valuation factors struggled in the last two months of 2007 and in the second quarter of 2008, hurting returns during these periods. Returns in valuation and quality factors drove performance in the first and third quarters of 2008, with factors like free cash flow to enterprise value, book to price and share buybacks benefiting performance. In October, despite all the turmoil and volatility, all three of our factor categories — value, quality and market recognition — worked well, making it the strongest month for the one year period for the strategy.

Security selection in the financials, consumer staples, consumer discretionary and health care sector benefited returns for the period. These gains were partially offset by selection in the materials sector.

Underweight positions in the health care and utilities sectors hurt returns during the period.

The top contributors during the period were underweight positions in Compagnie Generale des Etablissements Michelin, Deutsche Postbank AG and Adidas AG. The top detractors included overweight positions in were Aareal Bank AG, Pacific Brands Ltd., and Gerdau AmeriSteel Corp.

Current Strategy and Outlook: Our research builds a structured Fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations.

(1)	The S&P Developed ex-US SmallCap Index (formerly, the S&P/Citigroup Extended Market Index World ex-U.S.) is an unmanaged float-adjusted index which captures the smallest 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Instituto Finanziario Industriale S.p.A.	1.2%
Rinnai Corp.	1.2%
Brit Insurance Holdings PLC	1.2%
WH Smith PLC	1.2%
Catlin Group Ltd.	1.2%
Fuji Soft, Inc.	1.1%
PSP Swiss Property AG	1.1%
Safran SA	1.1%
Deutsche Lufthansa AG	1.1%
Norddeutsche Affinerie AG	1.0%

*	Excludes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

ING Disciplined International SmallCap Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception
		of Classes A, B, C and I
	1 Year	December 20, 2006

Including Sales Charge:
Class A(1)	(56.32)%	(28.98)%
Class B(2)	(56.29)%	(28.78)%
Class C(3)	(54.49)%	(27.24)%
Class I	(53.58)%	(26.49)%
Excluding Sales Charge:
Class A	(53.65)%	(26.69)%
Class B	(54.04)%	(27.24)%
Class C	(54.04)%	(27.24)%
Class I	(53.58)%	(26.49)%
S&P Developed ex-US SmallCap Index(4)	(53.76)%	(27.90	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined International SmallCap Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P Developed ex-US SmallCap Index (formerly, the S&P/Citigroup Extended Market Index ex-U.S.) is an unmanaged float-adjusted index which captures the smallest 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.
(5)	Since inception performance for the index is shown from January 1, 2007.

ING Emerging Countries Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Jan-Wim Derks, Michiel Bootsma and Roberto Lampl, Portfolio Managers of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser(1).

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (59.64)% compared to the Morgan Stanley Capital International Emerging Markets IndexSM(2) (“MSCI EM IndexSM”), which returned (56.35)% for the same period.

Portfolio Specifics: Brandes — For the period from November 1, 2007, through June 10, 2008, the Fund’s holdings in the specialty retail, textiles, apparel & luxury goods, and automobiles industries tended to weigh on performance. Holdings experiencing declines within these industries included JD Group (South Africa — specialty retail), Weiqiao Textile (China — textiles, apparel & luxury goods), and Hyundai Motor (South Korea — automobiles). In addition, holdings in the wireless telecommunication services, air freight & logistics, and electronic equipment, instruments & components industries registered declines. Select positions in the diversified telecommunication services industry advanced, including Brasil Telecom (Brazil) and Tele Norte Leste Participações (Brazil).

Declines for the Fund’s South Korea-, South Africa-, and China-based holdings proved the greatest detriment to overall results during the period. Detractors based in these countries included Dae Duck Electronics (South Korea — electronic equipment, instruments, & components), Imperial Holdings (South Africa — air freight & logistics), and Weiqiao Textile (China — textiles, apparel & luxury goods). Conversely, advances for Brazilian holdings helped performance, such as Eletrobras (electric utilities) and Marfrig Frigorificos (food products). Prior to June 10, 2008, the Fund’s most substantial weightings were in Brazil and South Korea, and in the diversified telecommunication services industry.

The Fund’s stock selection in and overweight allocation to the diversified telecommunication services industry helped relative results. The Fund also benefited from stock selection in the commercial banks and insurance industries. Weighing on relative performance was the Fund’s lack of exposure to the oil, gas & consumable fuels and metals & mining industries. The Fund’s stock selection in the specialty retail and textiles, apparel & luxury goods industries also negatively impacted performance relative to the benchmark. Keep in mind that the Fund’s weightings for industries are not the product of “top-down” forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities.

IIMA — Since June, emerging equities have generally underperformed developed equities. Deteriorating global growth prospects, falling commodity prices and a strengthening dollar have pushed emerging markets down. In October, the downturn accelerated as more banks in the United States and Europe needed government support to strengthen their balance sheets. During the period from June 10 to October 31, 2008, the main reason for the Fund’s underperformance was security selection among the banks; food, beverage and tobacco; and energy companies. By country it was stock selection in Brazil, Mexico and Indonesia. In terms of country allocation the main detractor was an overweight in Russia. Stocks bringing much of the above together were Petrobras, Gazprom, Rosneft, Vale do Rio Doce, Empresas Icab, Bumi Resources and Sberbank.

The two most beneficial stock positions for the period were Indian telecom Bharti Airtel and Beijing Enterprise, the Chinese conglomerate, both of which were defensive choices.

The most important portfolio changes in the period were the reduction of Fund positions in Petrobras and Vale, the Brazilian oil and iron ore mining companies, which took the Fund’s position in Brazil to an underweight; the sale of the Fund’s position in Sberbank, the Russian bank; and the opening of a position in Shenhua Energy, a high-quality coal-based energy company with relatively high earnings visibility.

Current Strategy and Outlook: Emerging equities have generally underperformed developed equities, primarily as a result of global liquidity constraints and overall risk aversion, but later also because of the sharp decline in global trade growth. The poor outlook for growth in the developed world is forcing most emerging economies to adjust their projections for domestic demand growth. The recent currency corrections have speeded up this process.

With emerging markets again trading at a substantial discount to developed markets and with the main economic problems for the next years predominantly in the United States and Europe, we believe that once the dust settles in global markets emerging equities are likely to strongly outperform developed equities. For the next few years, we believe economic growth is likely to be negative in the developed world, while in emerging markets, growth should still be close to 4% on average. The recent correction has led to a substantial fall in valuations in emerging markets. With growth holding up reasonably well and with inflation likely to have peaked, we see value increasing in emerging equities.

(1)	Effective June 10, 2008, IIMA began sub-advising the Fund. Prior the June 10, 2008, the Fund was sub-advised by Brandes Investment Partners, L.P.

(2)	The MSCI EM Indexsm is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Teva Pharmaceutical Industries Ltd. ADR	4.4%
China Mobile Ltd.	4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.9%
Samsung Electronics Co., Ltd.	3.9%
iShares MSCI Taiwan Index Fund	3.7%
OAO Gazprom ADR	2.8%
Bharti Airtel Ltd.	2.7%
iShares FTSE/Xinhua China 25 Index Fund	2.6%
OAO Rosneft Oil Co. GDR	2.2%
Housing Development Finance Corp.	2.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund
Portfolio Managers’ Report

Average Annual Total Returns For The Periods Ended October 31, 2008
					Since Inception		Since Inception
					of Class I		of Class W
	1 Year	5 Year		10 Year	December 21, 2005		February 12, 2008

Including Sales Charge:
Class A(1)	(61.96)%	(1.36)%		3.18%	—		—
Class B(2)	(61.88)%	(1.29)%		3.13%	—		—
Class C(3)	(60.31)%	(0.92)%		2.99%	—		—
Class I	(59.48)%	—		—	(12.96)%
Class Q	(59.53)%	(0.04)%		3.95%	—		—
Class W	—	—		—	—		(53.42)%
Excluding Sales Charge:
Class A	(59.64)%	(0.18)%		3.79%	—		—
Class B	(59.94)%	(0.91)%		3.13%	—		—
Class C	(59.92)%	(0.92)%		2.99%	—		—
Class I	(59.48)%	—		—	(12.96)%
Class Q	(59.53)%	(0.04)%		3.95%	—		—
Class W	—	—		—	—		(53.42)%
MSCI EM IndexSM(4)	(56.35)%	9.51	%(5)	10.05%	(5.09	)%(6)	(46.51	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

*	Prior to October 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.
(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Net return for index is shown from November 1, 2002.
(6)	Since inception performance for index is shown from January 1, 2006.
(7)	Since inception performance for index is shown from February 1, 2008.
Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING European Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING European Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: Since inception on November 1, 2007 through October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (45.92)% compared to the Standard & Poor’s Europe Property Index(1) (“S&P Europe Property Index”) which returned (56.24)% for the same period.

Portfolio Specifics: The past twelve months proved to be a very difficult period for the world’s listed real estate markets as tightening credit market conditions and a slowing global economy have provided significant headwinds to the world’s capital markets. From a relative standpoint, European property companies have fared better than Asia-Pacific property companies but have lagged North American property companies — though it should be noted that all regions experienced a significant sell-off over the past twelve months. Within the European region, the return differential between countries was quite substantial, ranging from a (16.9)% return posted by Switzerland, the best-performing market during the period, to a (87.1)% return posted by Norway, the poorest-performing market during the period. On whole, the countries which fared the best in the current environment in addition to Switzerland were the countries in the Benelux region and France. The countries which fared the worst were in the Southern, Central Eastern and Scandinavian regions.

The Fund outperformed the benchmark for the period by more than 1000 basis points (or 10%) as the result of superior stock selection and country allocation decisions. Stock selection was especially strong in France, where overweights to pan-European mall company Unibail-Rodamco (the Fund’s largest single position), shopping center company Mercialys and office company Silic drove the majority of outperformance. Stock selection was also strong in the U.K and Germany during the period.

Country allocation decisions added value through overweights to outperforming property markets in France, the Netherlands and Switzerland, along with underweights to underperforming property markets in Austria, Germany and Spain.

Current Strategy and Outlook: The Fund continues to maintain a defensive positioning, with a bias toward high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our outperformance in the trying times of the past year. Conversely, we are avoiding companies dependent on acquisitions and/or development activities for earnings growth.

This bear market has already reached levels and duration comparable to past severe market declines. The extreme volatility in the market is, in our opinion, an indicator that the normal fundamental underpinnings of the market’s price discovery mechanism have broken down. In our view, with past bear markets as a gauge, it seems we may be nearing the end of this correction.

European property companies remain attractively valued. We estimate that U.K. property companies now trade at an approximate 5% discount to our internal estimate of inherent private real estate market value. On the continent, we estimate this discount to be approximately 21%. In our opinion, the market continues to price in a highly pessimistic scenario in terms of a global economic slowdown.

We believe the investment rationale for a European listed property strategy remains very much intact including diversification via low correlation to broad equities and bonds, attractive current yield, attractive valuations and the gradual spread of the real estate investment trust (“REIT”) structure to an increased number of countries. This remains true even under the scenario of slowing global economic growth over the coming year.

(1)	The S&P Europe Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed European countries, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Unibail	19.9%
Land Securities Group PLC	13.9%
British Land Co. PLC	6.5%
Hammerson PLC	4.7%
Corio NV	4.6%
Wereldhave NV	4.5%
Societe Immobiliere de Location pour l’Industrie et le Commerce	3.5%
Mercialys	3.2%
Eurocommercial Properties NV	3.1%
Deutsche Euroshop AG	2.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

ING European Real Estate Fund
Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended October 31, 2008
Since Inception
of Classes A, B, C and I
November 1, 2007

Including Sales Charge:
Class A(1)	(49.03)%
Class B(2)	(49.00)%
Class C(3)	(47.10)%
Class I	(45.77)%
Excluding Sales Charge:
Class A	(45.92)%
Class B	(46.34)%
Class C	(46.57)%
Class I	(45.77)%
S&P Europe Property Index(4)	(56.24)%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING European Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.
(4)	The S&P Europe Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed European countries, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

ING Foreign Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA Managing Director and Head of International Equity and Richard Pell, Chief Investment and Chief Executive Officer, both of Artio Global Management LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (47.01)% compared to the Morgan Stanley Capital International All Country World (ex-US) Indexsm(1) (“MSCI ACWI (ex-US)”), which returned (48.53)% for the same period.

Portfolio Specifics: During the period, the Fund outperformed its benchmark, although absolute returns for both the Fund and markets were heavily impacted by one of the worst global financial crises on record. Our decision to hold cash was rewarded amid what seemed to be free-falling equity markets. From a sector perspective, materials had the largest positive contribution to relative returns. Early in the period, Potash Corp. of Saskatchewan (Canada) and Yara International ASA (Norway) experienced a rapid rise in their share prices as the demand for crop nutrients rose. During the last few months of the fiscal year, we began to reduce our exposure to these companies which proved beneficial. We also reduced exposure to metals and mining companies, including positions in Russia which we originally purchased based on their inexpensive valuations. Moving into July 2008 (prior to the Russian/Georgian conflict), we moved to reduce our weighting to Russia. The Japanese market suffered declines less than that of other developed markets and our decision to underweight equities there had a negative impact on results. However, our decision to maintain additional exposure to the Japanese yen more than made up for this as the yen rallied.

Emerging market exposure hurt, particularly financials. Holdings in State Bank of India Ltd. and Suzlon Energy Ltd. (India) underperformed. Additionally, OTP Bank Nyrt (Hungary) and Bank Polska Kasa Opieki and Powszechna Kasa Oszczednosci Bank Polski SA (Poland) detracted. The global financial and economic turmoil that has impacted the Central and Eastern European economies will, in the short to medium term, slow growth from the overheated pace of the last few years. The region must be alert to likely developments in currency markets as foreign currency-denominated loans recently became popular in the region as well as the potential deterioration in loan quality should we move into a deeper cyclical slowdown. The global turmoil may actually move the new European Union member countries to re-focus on reforms and strive for adoption of the euro as soon as possible.

Other significant detractors were our exposure to utilities and industrials. Finally, our decision to hedge a portion of our European holdings (both in developed and emerging markets) back to the US dollar helped as the euro and many emerging market currencies declined over the period.

Current Strategy and Outlook: We are currently underweight emerging markets based on our belief that over the short to intermediate term, they will underperform developed markets. We continue to hold select emerging market companies largely in Central and Eastern Europe. We believe Western Europe offers very attractive valuation levels, however we remain underweight developed market financials. In general, we prefer larger-capitalization companies with low leverage and low commodity exposure and those which are likely beneficiaries of a stronger US dollar. We are also finding opportunities within the health care and consumer staples sectors.

(1)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Lyxor ETF DJ Stoxx 600 Banks	4.9%
Total SA	3.8%
Nestle SA	2.9%
Sanofi-Aventis	2.6%
Komercni Banka A/S	2.5%
E.ON AG	2.4%
Unilever NV	2.3%
Tracker Fund of Hong Kong	2.2%
Roche Holding AG	2.1%
Novartis AG	2.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Foreign Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
			Since Inception	Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
			of Class A	of Class B		of Class C		of Class I		of Class Q		of Class W
	1 Year	5 Year	July 1, 2003	July 8, 2003		July 7, 2003		September 8, 2003		July 10, 2003		February 12, 2008

Including Sales Charge:
Class A(1)	(50.07)%	2.82%	4.51%	—		—		—		—		—
Class B(2)	(49.87)%	2.91%	—	4.19%		—		—		—		—
Class C(3)	(47.89)%	3.26%	—	—		4.41%		—		—		—
Class I	(46.82)%	4.36%	—	—		—		5.02%		—		—
Class Q	(47.00)%	4.09%		—		—		—		5.47%		—
Class W	—	—	—	—		—		—		—		(37.94)%
Excluding Sales Charge:
Class A	(47.01)%	4.04%	5.67%	—		—		—		—		—
Class B	(47.42)%	3.26%	—	4.35%		—		—		—		—
Class C	(47.40)%	3.26%	—	—		4.41%		—		—		—
Class I	(46.82)%	4.36%	—	—		—		5.02%		—		—
Class Q	(47.00)%	4.09%		—		—		—		5.47%		—
Class W	—	—	—	—		—		—		—		(37.94)%
MSCI ACWI (ex-US)(4)	(48.53)%	4.61%	7.20%	7.20	%(5)	7.20	%(5)	6.30	%(6)	7.20	%(5)	(39.43)	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for the index is shown from July 1, 2003.
(6)	Since inception performance for the index is shown from September 1, 2003.
(7)	Since inception performance for the index is shown from February 1, 2008.

ING Greater China Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Greater China Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Nick Toovey, CFA, Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA of ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (57.63)% compared to the Morgan Stanley Capital International (“MSCI”) All Countries Golden Dragon Index(1), which returned (58.18)% for the same period.

Portfolio Specifics: The global markets faced significant pressure and China as an emerging market was not immune. Despite these headwinds, China continued to report decent economic growth. Inflation concerns diminished thanks to lower food prices. To boost demand, the People’s Bank of China cut interest rates and commercial bank reserve requirements. To safeguard the economy from a significant slowdown, the government announced fiscal measures such as tax cuts, higher infrastructure spending and property market stimulus.

In Hong Kong, the slowdown in the United States and China hurt the domestic economy, with property prices falling despite lower interest rates. In Taiwan, the market went up until April as the market welcomed a new, more China-friendly president. However, the performance of Taiwan was wiped out in the latter part of the year as the strong global headwinds adversely affected its financial and technology industries.

The Fund’s position in defensive sectors, such as telecom stocks in Taiwan and utility stocks in Hong Kong, added to results for the period. In late 2007 and early 2008, we overweighted Taiwan based on its political change but underweighted China due to the government’s credit tightening measures. Then we turned cautious on the economic situation as a whole so we overweighted Hong Kong but underweighted both China and Taiwan. After a sharp correction for China stocks, we began to increase the weighting to China in the expectation of further government economic stimulus and aggressive interest rate cuts.

In Taiwan, Chunghwa Telecom Co., Ltd. helped results due to its high dividend yield and stable business. In Hong Kong, CLP Holdings, Ltd. and HongKong Electric Holdings contributed to results. Overweights in China Shipping Development Co., Ltd. and China Overseas Land & Investment Ltd. outperformed other China financial and property stocks and added to results.

The Fund’s underweight position in consumer staples hurt performance. Stock selection in the information technology sector was unfavorable. An overweight position in mid-cap technology stocks underperformed the market. In terms of country allocation, Hong Kong added most of the value while Taiwan detracted. Stock selection among banks, however, added value.

Fund holdings in China Southern Airlines Co., Ltd. and Guangzhou R&F Properties Co., Ltd. detracted the most from performance. Investors were selling highly leveraged companies on concerns about the risks of refinancing. Rising steel prices in China hurt the performance of Dongfang Electrical Machinery Co., Ltd. The Fund’s overweight position in AU Optronics Corp. suffered from declining demand for LCD products. Underweights in Taiwan Semiconductor Manufacturing Co., Ltd. and Tencent Holdings Ltd. also hurt the Fund as those companies performed strongly compared to other technology stocks.

Current Strategy and Outlook: In the past two months, China has reacted aggressively to the slowdown in the domestic market with monetary and fiscal measures. The People’s Bank of China has cut interest rates twice in October, three times in the last two months, to help lower borrowing costs. The central bank has also taken measures such as reducing the reserve requirement of commercial banks, and has lifted the system loan growth quota to stimulate new loan growth. On the fiscal side, the government has sped up infrastructure spending to boost domestic demand.

Admittedly, 2009 will be a challenging year for China as it confronts a global recession and a domestic slowdown at the same time. On the other hand, after a major correction, valuations of many Chinese stocks have come down to levels we believe are attractive. We have increased the Fund’s China exposure to an overweight to capture what we feel is better potential in the near term. We believe the longer term outlook for Taiwan is positive, however, without major new catalysts in the near future we remained cautious and look for better opportunities elsewhere.

(1)	The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2008
(as a percent of net assets)

China Mobile Ltd.	10.0%
China Life Insurance Co., Ltd.	4.8%
Chunghwa Telecom Co., Ltd.	4.4%
AU Optronics Corp.	3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.7%
Hong Kong Exchanges and Clearing Ltd.	3.6%
Hutchison Whampoa Ltd.	3.6%
China Overseas Land & Investment Ltd.	3.6%
Industrial and Commercial Bank of China Ltd.	3.5%
CNOOC Ltd.	3.4%

Portfolio holdings are subject to change daily.

ING Greater China Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I		of Class O
	1 Year	December 21, 2005		January 6, 2006		January 11, 2006		May 8, 2006		June 4, 2008

Including Sales Charge:
Class A(1)	(60.06)%	(0.71)%		—		—		—		—
Class B(2)	(59.83)%	—		(2.37)%		—		—		—
Class C(3)	(58.32)%	—		—		(1.66)%		—		—
Class I	(57.42)%	—		—		—		(7.86)%		—
Class O	—	—		—		—		—		(44.98)%
Excluding Sales Charge:
Class A	(57.63)%	1.36%		—		—		—		—
Class B	(57.95)%	—		(1.43)%		—		—		—
Class C	(57.94)%	—		—		(1.66)%		—		—
Class I	(57.42)%	—		—		—		(7.86)%		—
Class O	—	—		—		—		—		(44.98)%
MSCI All Countries Golden Dragon Index(4)	(58.18)%	(5.86	)%(5)	(5.86	)%(5)	(5.86	)%(5)	(12.02	)%(6)	(48.56	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Greater China Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.
(5)	Since inception performance for the index is shown from January 1, 2006.
(6)	Since inception performance for the index is shown from May 1, 2006.
(7)	Since inception performance for the index is shown from June 1, 2008.

ING Index Plus International Equity Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (the “Fund”) seeks to outperform the total return performance of the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Carl Ghielen, Portfolio Manager and Martin Jansen, Portfolio Manager, both of ING Investment Management Advisors B.V. — the Sub Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (48.51)% compared to the MSCI EAFE® Index, which returned (46.62)% for the same period.

Portfolio Specifics: The Fund’s strategy is designed to add value to the MSCI EAFE® benchmark through bottom-up security selection on the basis of customized sector models, while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the portfolio (between 280 and 380). As a first step, the best ranked 200 stocks are selected for inclusion across countries, sectors and industries. To ensure that appropriate index weights and an index-like profile are maintained, 80-180 of the next most attractive securities are added. The Fund is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The predictive power of the quantitative models in exceptionally volatile and turbulent markets proved problematic. The Fund’s return underperformed that of the benchmark for the Fund for the year ended October 31, 2008 due to adverse stock selection in all the regional components of the MSCI EAFE®Index. Modest value and small capitalization tilts constituted a headwind in the first half of the reporting year, but abated thereafter when markets sold off broadly. By design the Fund’s sector and region weights approximate those of the benchmark; while this normally does not add value, the wide inter-sector dispersion in a turbulent year resulted in a modest contribution from sector positioning.

The predictive power of the individual factors included in each of the international sector models for a particular reporting period substantially determines the stock selection result in each sector. For this reporting period, our positioning in consumer discretionary had the largest negative impact, especially in Europe. In both Europe and Japan the valuation factors in our sector regional models for financials and industrials proved ineffective. In contrast, cashflow and valuation factors added value in the healthcare sector, and modestly so in energy.

Current Strategy and Outlook: By design, the Fund maintains approximate benchmark weights of the regions, economic sectors and industries constituting the MSCI EAFE® Index. Stock selection flows from the sector/industry ranking models. We seek to maintain portfolio characteristics of the Fund within an acceptable band around the benchmark. Our most attractively ranked stocks may have individual overweights of up to 50 basis points (or 0.50%), while for risk control purposes the maximum allowable underweight per security is 50 basis points.

Within this context, the Fund currently has a modest tilt towards lower valuation and smaller capitalization stocks and has a resultant modest focus on stocks linked primarily to local economies.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2008
(as a percent of net assets)

Novartis AG	2.0%
Total SA	1.9%
Roche Holding AG	1.8%
BP PLC	1.7%
Nestle SA	1.7%
Telefonica SA	1.4%
HSBC Holdings PLC	1.4%
Royal Dutch Shell PLC – Class B	1.4%
AstraZeneca PLC	1.3%
Nokia OYJ	1.2%

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception		Since Inception		Since Inception
		of Classes A and I		of Classes B and C		of Class O
	1 Year	December 21, 2005		January 12, 2006		November 9, 2007

Including Sales Charge:
Class A(1)	(51.47)%	(11.84)%		—		—
Class B(2)	(51.14)%	—		(12.76)%
Class C(3)	(49.37)%	—		(12.02)%
Class I	(48.12)%	(9.41)%		—		—
Class O	—	—		—		(45.16)%
Excluding Sales Charge:
Class A	(48.51)%	(10.00)%		—		—
Class B	(48.88)%	—		(11.94)%
Class C	(48.91)%	—		(12.02)%
Class I	(48.12)%	(9.41)%		—		—
Class O	—	—		—		(45.16)%
MSCI EAFE® Index(4)	(46.62)%	(7.86	)%(5)	(7.86	)%(5)	(46.62	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus International Equity Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for the index is shown from January 1, 2006.

(6)	Since inception performance for the index is shown from November 1, 2007.

ING International Capital Appreciation Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund (the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (52.69)% compared to the Morgan Stanley Capital International All Country World (ex-US) Indexsm(1)(“MSCI ACWI (ex-US)”), which returned (48.53)% for the same period.

Portfolio Specifics: The Fund underperformed the index during the year ending October 31, 2008 as the high quality bias in the large cap growth space did not reward investors. The majority of the Fund’s underperformance was driven by security selection due to the fundamental bottom-up strategy used by the manager.

According to attribution, the energy, industrials and financials sectors were the largest detractors over the past year, due primarily to negative stock selection. Within financials, National Bank of Greece SA and Prudential PLC were the largest detractors as the credit crisis spread beyond the US and concerns about financial liquidity weighed on investors minds. Renewable Energy Corp. A/S and Vestas Wind Systems A/S were among the largest detractors within the industrials sector as the global crisis of confidence and subsequent credit tightening potentially threatened the availability of capital expenditure financing. Wellstream Holdings PLC, an energy products company, also detracted from performance during the past year as the price of oil plunged in the third quarter of 2008.

From a sector perspective, the largest positive contributions to return came from the information technology, materials and telecommunication services sectors although every sector posted negative returns on an absolute basis. Strong relative performance in the information technology and telecommunication services sector was driven primarily by stock selection.

Attribution indicates that from a regional perspective, Japan, Pacific ex-Japan and Europe were the largest detractors from performance, primarily due to stock selection. Foxconn International Holdings Ltd. was down significantly as the prospects for global cellular handset sales diminished substantially given the current weak consumer environment.

The emerging markets region, although negative on an absolute basis, was the only region to post a positive contribution to performance because of positive security selection as well as a positive currency effect.

Current Strategy and Outlook: The financial crisis that gripped the U.S. in 2007 spread across the globe over the past year and has become an issue of liquidity and a global crisis of confidence. Although several coordinated measures have been taken by central banks worldwide, economic visibility remains low. We believe there are parts of the world, such as some emerging markets that will continue to grow although at much slower rates. It appears likely that there will be a recession in the developed world, although we believe the impact of such an event will not be felt as severely in emerging markets as it has been in previous occasions.

We continue to actively pursue a disciplined, consistent approach that seeks to select stocks from quality companies with strong secular growth profiles and compelling competitive advantages. We believe the Fund is well positioned to benefit over the coming year as capital returns to the market and investors turn their attention to high quality, large-cap stocks.

(1)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2008
(as a percent of net assets)

Roche Holding AG	2.6%
Rogers Communications, Inc.	2.4%
Iliad SA	2.4%
Autonomy Corp. PLC	2.3%
Novartis AG	2.1%
Esprit Holdings Ltd.	2.1%
Nintendo Co., Ltd.	2.0%
Focus Media Holding Ltd. ADR	2.0%
Manulife Financial Corp.	2.0%
Telefonica SA	1.9%

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception		Since Inception		Since Inception
		of Classes A and I		of Class B		of Class C
	1 Year	December 21, 2005		January 9, 2006		January 24, 2006

Including Sales Charge:
Class A(1)	(55.42)%	(12.60)%		—		—
Class B(2)	(55.26)%	—		(13.80)%		—
Class C(3)	(53.44)%	—		—		(12.65)%
Class I	(52.48)%	(10.47)%		—		—
Excluding Sales Charge:
Class A	(52.69)%	(10.77)%		—		—
Class B	(53.01)%	—		(12.92)%		—
Class C	(52.99)%	—		—		12.65%
Class I	(52.48)%	(10.47)%		—		—
MSCI ACWI (ex-US)(4)	(48.53)%	(7.24	)%(5)	(7.24	)%(5)	(9.69	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Capital Appreciation Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for the index is shown from January 1, 2006.
(6)	Since inception performance for the index is shown from February 1, 2006.

ING International Equity Dividend Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Moudy El Khodr, Senior Investment Manager Equities, and Kris Hermie, CFA, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (46.79)% compared to the Morgan Stanley Capital International World ex-US Indexsm(1) (“MSCI World ex-US Indexsm”), which returned (46.55)% for the same period.

Portfolio Specifics: The Fund uses the MSCI World ex-US Indexsm as its benchmark to reflect the strategic emphasis of the Fund. The Fund’s fiscal year was marked by a full fledged bear market. Earnings peaked in the summer of 2007. The financial sector’s problems with the subprime and credit crisis accumulated over the period, leading to broader economic impacts. Following this slowdown, the global economy moved into recession. By the end of June 2008, only the materials and energy sectors were positive and then they also succumbed.

The Fund underperformed its benchmark for the 12-month period ended October 31, 2008. In the first six months, the Fund underperformed as financials delivered poor performance (the Fund was overweight) and the metals and mining segment of materials remained robust (the Fund was underweight). After June, the Fund’s overweighting of financials started to outperform and partially offset the detraction from the first half of the fiscal year. The Fund’s underweight of the materials sector proved beneficial for the year, as did its overweight of energy. It should be noted that the pursuit of high dividend paying stocks typically leads the Fund to overweight financials, overweight Europe and underweight Japan. Each of those positions carried substantial disadvantages over the fiscal year, the first because of the problems in the financial industry as described, the last two because of the weak European currencies and strong yen.

For the year as a whole, strong stock picking in energy and materials helped performance. In energy, active investing in the major integrated oilfield drilling companies added value. In materials, having at first been penalized by lack of exposure to the metals and mining stocks, when those stocks’ fortunes reversed, the Fund gained. Exposure to the paper, cement and chemicals sub-sectors of materials paid off as those sub-sectors outperformed the sector as a whole.

The sectors that detracted the most from results were financials and consumer discretionary. The latter fell with the consequences of the economic slowdown and profit warnings from key companies. Financials’ problems alone erased all gains from energy and materials. As the subprime and credit crisis worsened, companies announced more write-downs, capital increases and reduced or cancelled dividend payments. The U.S. and other governments intervened to bolster banks’ capital in an attempt to restart lending. Some financials folded either by being bought or by going bankrupt.

Current Strategy and Outlook: Our outlook for the Fund remains positive. We believe that, after the general sell-off of the last few months, investors will pay more attention to the dividend theme in a market caught between a rock and a hard place. On the downside, low valuation may prevent further falls; but earnings revisions, deleveraging and poorer economic data will likely limit the near-term upside before the economy recovers from this recession. We believe the current stage in the style cycle is more favorable for dividend investing, as are the recovery and boom phases. During the last couple of months in the period, the Fund outperformed during both up and down months, which may serve as a good grounding for the Fund. We continue to look for individual stocks to exploit any temporary undervaluations that may take place.

(1)	The MSCI World ex-US IndexSM is an unmanaged index that comprises the entire developed world less the United States. The designation of a country as developed arises primarily as a measurement of GDP per capital.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2008
(as a percent of net assets)

Royal Dutch Shell PLC	2.2%
Total SA	2.2%
BP PLC	2.2%
ENI S.p.A.	2.2%
United Utilities Group PLC	2.1%
Enerplus Resources Fund	2.0%
Sanofi-Aventis	1.9%
AstraZeneca PLC	1.9%
E.ON AG	1.9%
Scottish & Southern Energy PLC	1.9%

Portfolio holdings are subject to change daily.

ING International Equity Dividend Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception		Since Inception
		of Classes A, B, C and I		of Class W
	1 Year	June 28, 2007		February 12, 2008

Including Sales Charge:
Class A(1)	(49.82)%	(37.61)%		—
Class B(2)	(49.73)%	(37.12)%		—
Class C(3)	(47.70)%	(35.27)%		—
Class I	(46.64)%	(34.62)%		—
Class W	—	—		(37.11)%
Excluding Sales Charge:
Class A	(46.79)%	(34.80)%		—
Class B	(47.19)%	(35.26)%		—
Class C	(47.20)%	(35.27)%		—
Class I	(46.64)%	(34.62)%		—
Class W	—	—		(37.11)%
MSCI World ex-US IndexSM(4)	(46.55)%	(34.15	)%(5)	(37.69	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI World ex-US Indexsm is an unmanaged index that comprises the entire developed world less the United States. The designation of a country as developed arises primarily as a measurement of GDP per capita.
(5)	Since inception performance for the index is shown from July 1, 2007.
(6)	Since inception performance for the index is shown from February 1, 2008.

ING International Growth Opportunities Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Growth Opportunities Fund (the “Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund is managed by Uri Landesman, Senior Vice President and Head of International Equity, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (55.03)% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Growth Index(1) (“MSCI EAFE® Growth Index”) which returned (44.85)% for the same period.

Portfolio Specifics: One can arguably spend hours trying to characterize the markets behavior over the past year; however at least one definition encapsulates this period: it is an unprecedented historical time. The 12 month period ended October 31, 2008 was affected by a litany of issues, including an escalating financial crisis, rampant inflation, a possible war between Iran and Israel, fears of a global recession, collapsing of storied companies and unparalleled levels of market volatility. Certainly the last twelve months have tested the fortitude of investors worldwide, as trillions of dollars have been wiped out. However, one must not forget that chaos breeds opportunity and that great wealth can be created when we enter a new bull market.

For the period, security selection was generally negative. Our selection coupled with a modest overweight within the materials sector detracted most from our results. The materials sector came out of favor towards mid year 2008 as commodity prices crumbled. Further detractions stemmed from both an overweight and security selection in the relatively weak financial sector. Regionally, the Fund’s exposure to non-benchmark emerging markets coupled with weak security selection in Europe proved detrimental.

The Fund’s overweight coupled with strong security selection within the energy sector proved beneficial. We additionally realized positive contributions from our underweight and strong security selection in the telecommunications sector. Regionally, our security selection within Japan added value.

Monsanto Co., a U.S. based producer of fertilizer and agricultural chemicals, was the greatest contributor to results for the period. In the earlier part of 2008, rising food prices pushed up demand for their products. Similarly, the Fund’s position in China’s oil giant PetroChina Co., Ltd. added value as share prices reacted positively to rising crude prices.

The Fund’s two greatest detractors from results were mining giants Anglo American Plc (UK) and Xstrata Plc (Swiss), which saw share prices slide dramatically over the period as commodity and metals pricing affected their profitability. Another important detractor was American International Group, Inc. (“AIG”), a U.S. based insurer, which suffered an 87% loss in share value on mortgage related woes. On September 17, the U.S. government rescued AIG by lending it $85 billion and taking an 80% stake in the company.

Current Strategy and Outlook: Consistent with our view of the market, we have been seeking to capitalize upon opportunities that the recent downturn has provided. With a high probability of a global recession the outlook for international markets remains highly uncertain. In our view, the globally coordinated support actions by authorities, which are continuing after period-end, should help markets stabilize. We seek opportunities where growth potential remains intact. The economic impact of the crisis has yet to be fully felt, so we expect continued high market volatility in the months ahead.

(1)	The MSCI EAFE® Growth Indexsm is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Anglo American PLC	4.2%
Bayer AG	4.1%
ARM Holdings PLC	4.0%
Tesco PLC	4.0%
Namco Bandai Holdings, Inc.	3.9%
Mitsubishi UFJ Financial Group PLC	3.8%
Imperial Tobacco Group PLC	3.7%
Nokia OYJ	3.6%
InBev NV	3.6%
Li & Fung Ltd.	3.5%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Growth Opportunities Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
				Since Inception		Since Inception		Since Inception		Since Inception
				of Class B		of Class C		of Class I		of Class Q
	1 Year	5 Year	10 Year	August 22, 2000		September 15, 2000		January 15, 2002		February 26, 2001

Including Sales Charge:
Class A(1)	(57.61)%	(2.46)%	0.40%	—		—		—		—
Class B(2)	(57.27)%	(2.33)%	—	(4.97)%		—		—		—
Class C(3)	(55.74)%	(2.02)%	—	—		(4.40)%		—		—
Class I	(54.86)%	(0.90)%	—	—		—		(0.21)%		—
Class Q	(54.96)%	(1.15)%	—	—		—		—		(2.72)%
Excluding Sales Charge:
Class A	(55.03)%	(1.30)%	1.00%	—		—		—		—
Class B	(55.41)%	(2.03)%	—	(4.97)%		—		—		—
Class C	(55.36)%	(2.02)%	—	—		(4.40)%		—		—
Class I	(54.86)%	(0.90)%	—	—		—		(0.21)%		—
Class Q	(54.96)%	(1.15)%	—	—		—		—		(2.72)%
MSCI EAFE Growth IndexSM(4)	(44.85)%	3.35%	(0.24)%	(4.73	)%(5)	(3.96	)%(5)	1.52	%(6)	(1.77	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Growth Opportunities Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI EAFE Growth Indexsm is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.
(5)	Since inception performance for the index is shown from September 1, 2000.
(6)	Since inception performance for the index is shown from January 1, 2002.
(7)	Since inception performance for the index is shown from March 1, 2001.
Prior to July 26, 2000, the Fund was advised by a different sub-adviser.

ING International Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (50.31)% compared to the Standard & Poor’s (“S&P”) Developed ex-US Property Index(1) which returned (56.64)% for the same period.

Portfolio Specifics: The past twelve months has proved to be a very difficult period for the world’s listed real estate markets as tightening credit market conditions and a slowing global economy have provided significant headwinds to the world’s capital markets. Investor concerns continue to center on the ramifications of the credit crunch, including lack of liquidity and scarcity of available capital. Governments and Central Banks have responded aggressively to these issues via significant capital support to financial institutions as well as interest rate cuts. Though all regions experienced a significant sell-off over the past twelve months, the Americas fared the best, down 51.2%, followed by the European and Asia Pacific regions which were down 56.2% and 57.2%, respectively. In the Americas, Canadian property stocks held up well until the market decline in October, which accounted for three-fifths of the decline generated during the past twelve months. Within the European region, the return differential between countries was quite substantial, ranging from a (16.9)% return posted by Switzerland, the best-performing market during the period, to a (87.1)% return posted by Norway, the poorest-performing market during the period. On whole, the countries which fared the best in the current environment were the countries in the Benelux region as well as Switzerland and France; the countries which fared the worst were in Southern, Central and Eastern Europe as well as the Scandinavian region. Within the Asia-Pacific region, negative performance was driven most notably by Australia, which was down 69% for the period. Hong Kong- and Singapore-based property companies with exposure to development in mainland China also performed particularly poorly during the period, in a complete reversal from 2007 when these companies significantly outperformed.

Fund outperformance for the period was driven by stock selection and regional allocation as both had a positive effect over all. Stock selection, which accounted for roughly 60% of the period’s outperformance, was especially strong in the Asia-Pacific region as the portfolio maintained its tilt towards conservatively-managed companies, defensive property types, and solid balance sheets. Examples of Fund holdings along these lines include Australian global mall operator Westfield Group, Hong Kong shopping center company the Link Real Estate Investment Trust, and Tokyo office landlord Mitsubishi Estate Co., Ltd., all of which outperformed their respective countries’ average return for the period. Conversely, the portfolio is avoiding investments in companies with the opposite characteristics, especially companies with above-average leverage or any prospective refinancing concerns. Within Europe, overweight positions in outperforming French retail property companies Unibail-Rodamco and Mercialys boosted relative returns. Country allocation decisions added value, helped by selective country allocation decisions in Europe and an underweight to the underperforming Singapore property market.

Current Strategy and Outlook: The Fund continues to maintain a defensive positioning, with a bias toward high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our significant outperformance in the trying times of the past year. Conversely, we are avoiding companies dependent on acquisitions and/or development activities for earnings growth.

This bear market has already reached levels and duration comparable to past severe market declines. The extreme volatility in the market is an indicator that the normal fundamental underpinnings of the market’s price discovery mechanism have broken down. In our view, with past bear markets as a gauge, it seems we may be nearing the end of this correction.

International property companies remain attractively valued. We estimate the average international property company is trading at a 31% discount to our internal estimate of inherent private real estate market value, ranging from the low, a 5% discount in the U.K., to the high, a 50% discount in Hong Kong. In our opinion, the market continues to price in a too-pessimistic scenario in terms of a global economic slowdown.

(1)	The S&P Developed ex-US Property Index (formerly, the S&P/Citigroup BMI World Property ex-US Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Westfield Group	9.8%
Mitsubishi Estate Co., Ltd.	8.7%
Unibail	7.6%
Cheung Kong Holdings Ltd.	7.1%
Mitsui Fudosan Co., Ltd.	6.2%
Sun Hung Kai Properties Ltd.	3.6%
Land Securities Group PLC	3.5%
Japan Real Estate Investment Corp.	2.8%
Nippon Building Fund, Inc.	2.7%
Link Real Estate Investment Trust	2.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

ING International Real Estate Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception		Since Inception
		of Classes A, B, C and I		of Class W
	1 Year	February 28, 2006		February 12, 2008

Including Sales Charge:
Class A(1)	(53.17)%	(12.31)%		—
Class B(2)	(53.09)%	(11.95)%		—
Class C(3)	(51.16)%	(11.02)%		—
Class I	(50.14)%	(10.07)%		—
Class W	—	—		(38.91)%
Excluding Sales Charge:
Class A	(50.31)%	(10.35)%		—
Class B	(50.72)%	(11.00)%		—
Class C	(50.69)%	(11.02)%		—
Class I	(50.14)%	(10.07)%		—
Class W	—	—		(38.91)%
S&P Developed ex-US Property Index(4)	(56.64)%	(15.31	)%(5)	(47.93	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P Developed ex-US Property Index (formerly, the S&P/Citigroup BMI World Property ex-US Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.
(5)	Since inception performance of the index is shown from March 1, 2006.
(6)	Since inception performance of the index is shown from February 1, 2008.

ING International SmallCap Multi-Manager Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Small Cap Multi-Manager Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Batterymarch Financial Management, Inc. (“Batterymarch”) and Schroder Investment Management North America Inc. (“Schroders”)(1). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: John R. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer and Matthew J. Cohen, CFA, Senior Vice President, Portfolio Managers of Acadian; Charles F. Lovejoy, CFA, Director and Senior Portfolio Manager and Christopher W. Floyd, CFA, Portfolio Manager of Batterymarch; Matthew Dobbs, Portfolio Manager of Schroders.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (59.84)% compared to the Standard & Poor’s (“S&P”) Developed ex-US SmallCap Index(2) and the S&P Europe Pacific Asia Composite (“EPAC”) SmallCap Index(3), which returned (53.76)% and (53.00)%, respectively, for the same period.

Portfolio Specifics: Acadian — In a highly difficult period for Acadian’s process, the portfolio trailed the benchmark by approximately 7.00%. This was largely the result of active stock selection, which detracted 5.70%. The portfolio was smaller in overall cap profile than the benchmark and also was positioned with a value tilt. This hurt performance over a highly volatile and risk-averse period where both value and smaller stocks underperformed significantly. Looking at specific markets, stock selection detracted the most value in Australia, France, Singapore and Japan. Services, materials and finance companies detracted most from return. In particular, a focus on materials stocks in Australia, Korea and China hurt, as falling commodity prices depressed the outlook for resource-driven companies. Being underweight Japanese banks was another key area of underperformance as this sector did unexpectedly well over the period. Country weights impacting return included the overweights in Australia and Singapore as well as the underweighting in Switzerland. Value lost from these positions was partly offset by some value added back from the overweighting in Japan. There was also some positive return seen in Canada and the U.K., particularly the focus on staples in Canada and energy in the U.K., while avoiding many stocks in the beleaguered U.K. finance sector. Batterymarch — Our investment process combines fundamental viewpoints with quantitative implementation. Thus our stock selection model worked well for the first half of the period when the market was driven by fundamentals, but struggled in the second half which was marked by frequent government intervention and resulting sector and stock reversals. The portfolio underperformed the benchmark by approximately 3.60%. Stock selection detracted from performance overall, although it was strong in the United Kingdom financials ex banks and consumer discretionary sectors, as well as in continental Europe telecommunication services. Selection in Japan was particularly weak, most notably in the materials sector. Allocation among the regions and sectors added value, with an underweight to Asia ex Japan being especially beneficial. Schroders — The period since inception has been one of the toughest for equity investors in living memory. A sharp tightening of credit, risk aversion and faltering economies have impacted equities, particularly smaller companies which are perceived as being more sensitive to the overall economy. The scale of declines has undoubtedly been exaggerated by lower liquidity, and some forced selling. The overall decline in the Fund has reflected these adverse conditions, but relative performance has been strong due to stock selection in continental Europe (notably among financials, energy and consumer discretionary stocks) and in smaller Asian markets. The portfolio outperformed the benchmark by approximately 3.00% for the period since Schroders began managing a portion of the Fund on December 17, 2007. Positioning in Japan was the major disappointment due to stock selection shortfalls, and our underweighting of high priced defensives.

Current Strategy and Outlook: Acadian — Current conditions are extraordinary, but we strongly believe they are temporary. We believe markets ultimately reward well-valued stocks with attractive earnings prospects and solid financial quality. Staying consistently exposed to a portfolio of stocks with these attributes, even through difficult periods where such attributes are underperforming, is in our view the best long-term investment strategy. We thus remain disciplined and focused on our normal process, and strongly believe our style will return to favor. This does not mean that we are ignoring the current conditions — far from it. We are monitoring the process continually and seeking to improve it. Our disciplined, bottom-up stock selection process has currently led the portfolio to be overweighted in Japan, Singapore, Germany, Canada and Australia, with emerging markets exposure in a number of markets including Taiwan, Turkey and India. Major markets where the portfolio is underweighted include the U.K., Spain, Switzerland, France, Italy and the Netherlands. Batterymarch — We continue to believe that, over the long-term, fundamentals remain the key driver of returns. However, we anticipate that in the short-term, markets may continue to be driven by headlines and government interventions, so we continue to adhere to the strict risk controls which are part of our process. As of October 31, 2008, we believe the portfolio remained attractively valued versus the benchmark, with a lower 12 month forward P/E (7.1x vs. 8.2x) and a comparable consensus expected annual earnings per share growth rate (11.3% vs. 11.1%). Schroders — We continue to seek companies offering superior and visible growth prospects. We believe this is all the more critical given the economic uncertainties ahead. In terms of the Fund positioning, we retain the overweight in smaller Asian markets and are modestly overweight in continental European markets, with a bias towards areas such as utilities, energy, health care and information technology services. We remain cautious on Japan, where a number of niche specialist industrial, material and information technology stocks form the bulk of our exposure, and on the United Kingdom as the economy enters the current downcycle structurally weak given a fast deflating real estate bubble, high household indebtedness, and a lack of fiscal options.

(1)	Schroders began managing its portion of the Fund effective December 17, 2007.
(2)	The S&P Developed ex-US SmallCap Index (formerly, the S&P/Citigroup Extended Market Index (“EMI”) World ex-US Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
(3)	The S&P EPAC SmallCap Index (formerly, the S&P/Citigroup EMI EPAC Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Singapore Petroleum Co., Ltd.	1.4%
Norddeutsche Affinerie AG	1.2%
Australian Worldwide Exploration Ltd.	1.2%
MTU Aero Engines Holding AG	1.0%
Rallye SA	1.0%
Centennial Coal Co., Ltd.	1.0%
Methanex Corp.	1.0%
Aggreko PLC	1.0%
Galenica AG	0.9%
Celestica, Inc.	0.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
					Since Inception		Since Inception		Since Inception
					of Class I		of Class O		of Class W
	1 Year	5 Year		10 Year	December 21, 2005		June 4, 2008		February 12, 2008

Including Sales Charge:
Class A(1)	(62.14)%	0.10%		5.60%	—		—		—
Class B(2)	(61.82)%	0.29%		5.55%	—		—		—
Class C(3)	(60.45)%	0.63%		5.53%	—		—		—
Class I	(59.66)%	—		—	(13.12)%		—		—
Class O	—	—		—	—		(51.88)%		—
Class Q	(59.78)%	1.48%		6.45%	—		—		—
Class W	—	—		—	—		—		(47.08)%
Excluding Sales Charge:
Class A	(59.84)%	1.29%		6.22%	—		—		—
Class B	(60.10)%	0.64%		5.55%	—		—		—
Class C	(60.11)%	0.63%		5.53%	—		—		—
Class I	(59.66)%	—		—	(13.12)%		—		—
Class O	—	—		—	—		(51.88)%		—
Class Q	(59.78)%	1.48%		6.45%	—		—		—
Class W	—	—		—	—		—		(47.08)%
S&P Developed ex-US SmallCap Index(4)	(53.76)%	3.78%		4.62%	(11.37	)%(7)	(47.61	)%(8)	(43.22	)%(9)
S&P EPAC SmallCap Index(5)	(53.00)%	3.95	%(6)	4.40%	(11.05	)%(7)	(46.84	)%(8)	(42.32	)%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Multi-Manager Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charge.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P Developed ex-US SmallCap Index (formerly, the S&P/Citigroup EMI World ex-US Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.
(5)	The S&P EPAC SmallCap Index (formerly, the S&P/Citigroup EMI EPAC Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.
(6)	Net return for index is shown from November 1, 2001.
(7)	Since inception performance for the indices is shown from January 1, 2006.
(8)	Since inception performance for the indices is shown from June 1, 2008.
(9)	Since inception performance for the indices is shown from February 1, 2008.
Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING International Value Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Brandes Investment Partners, L.P. (“Brandes”) and ING Investment Management Co. (“ING IM”)(1). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, Brent Fredberg, Senior Analyst, James Brown, CFA, Director — Investments and Keith Colestock, CFA, Director — Investments, comprise the voting members of Brandes’ Large Cap Investment Committee; Philip Schwartz is the Portfolio Manager for ING IM.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (42.58)% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”)(2), which returned (46.62)% for the same period.

Portfolio Specifics: Brandes — The greatest overall detractors from performance during the period were holdings in the commercial banks industry. Mizuho Financial Group, Inc. (Japan) and Royal Bank of Scotland (United Kingdom) were key detractors within this industry. Positions in the diversified telecommunication services, communications equipment, and insurance industries also registered declines during the period. From these industries Telecom Italia Capital S.p.A. (Italy — diversified telecommunication services), Alcatel SA (France — communications equipment), and Aegon NV (Netherlands — insurance) performance weighed on returns.

Amid worldwide declines, Japan-based holdings proved the greatest detriment to overall results during the period, including Aiful Corp. (consumer finance) and Mitsubishi UFJ Financial Group, Inc. (commercial banks). In addition, positions based in the United Kingdom, France, and the Netherlands experienced stock price declines during the period. Holdings from these countries that experienced negative performance included ITV PLC (United Kingdom — media), Sanofi-Aventis (France — pharmaceuticals), and STMicroelectronics NV (Netherlands — semiconductors & semiconductor equipment). As of October 31, 2008 the Fund’s most substantial weightings were in Japan and the diversified telecommunication services industry.

On an industry basis, the Fund’s overweight allocation and stock selection for holdings in the diversified telecommunication services industry helped drive relative performance. Conversely, the Fund’s communications equipment industry holdings proved the greatest detriment to overall results during the period. The Fund’s lack of exposure to the oil, gas & consumable fuels industry also negatively impacted relative performance. In addition, the Fund’s selection within the food & staples retailing industry also helped performance. The Fund’s weightings are the product of a company-by-company search and not the product of “top down” forecasts or opinions.

ING IM — ING Investment Management began sub-advising a portion of the Fund’s portfolio in late October; this portion was fully funded on October 27, 2008. Returns for the four-day period ended October 31, 2008 were led by positive selection within information technology: Canon, Inc. a Japanese manufacturer of business machines, cameras and optical products, was the top contributor to results. The Fund’s overweight and strong security selection in the energy sector helped to bolster performance. The Fund’s energy positions, including Petroleo Brasileiro SA ADR, Total SA, BP PLC ADR and ENI S.p.A., were all up over 20% for the week. Within health care, a position in AstraZeneca PLC proved effective. However, selection within the telecommunications sector, specifically the Fund’s position in Nippon Telegraph and Telephone Corp., detracted from the result.

Current Strategy and Outlook: Brandes — During the twelve months ended October 31, 2008, the Fund’s country and industry exposures shifted slightly due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to Japan and the pharmaceuticals industry increased, while exposure to Germany and the automobiles industry declined. In fact, we sold both automobile positions during the period. Overall, while we offer no predictions regarding the short-term direction of international equity markets, we believe the Fund remains well positioned to deliver favorable long-term results. We continue to believe that all holdings may be undervalued and consequently could appreciate if our assessment of their true worth is ultimately recognized by the market. ING IM — Going forward, we look to capitalize upon opportunities that the recent market dislocation has provided. Despite abating inflationary concerns, risks to the upside remain, as investors gauge the level of systemic risk that is inherent in the global economy. On the upside, however, we believe central banks have responded in a coordinated fashion, mitigating the potential for a severe downturn. We will seek further opportunities across a wide array of markets.

(1)	ING IM began managing its portion of the Fund effective October 27, 2008 and the Fund will reopen to the public effective November 3, 2008.

(2)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Deutsche Telekom AG	3.1%
Sanofi-Aventis	3.0%
Mitsubishi UFJ Financial Group, Inc.	2.6%
Telefonaktiebolaget LM Ericsson	2.3%
Mizuho Financial Group, Inc.	2.1%
Portugal Telecom SGPS SA	2.0%
Carrefour SA	2.0%
Ono Pharmaceutical Co., Ltd.	2.0%
Mitsui Sumitomo Insurance Group Holdings, Inc.	2.0%
AstraZeneca PLC	1.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Value Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
				Since Inception		Since Inception
				of Class I		of Class Q
	1 Year	5 Year	10 Year	June 18, 2001		January 24, 2000

Including Sales Charge:
Class A(1)	(45.88)%	3.39%	6.22%	—		—
Class B(2)	(45.40)%	3.63%	6.10%	—		—
Class C(3)	(43.42)%	3.93%	6.11%	—		—
Class I	(42.37)%	5.03%	—	4.07%		—
Class Q	(42.38)%	4.86%	—	—		3.19%
Excluding Sales Charge:
Class A	(42.58)%	4.62%	6.85%	—		—
Class B	(43.00)%	3.90%	6.10%	—		—
Class C	(42.94)%	3.93%	6.11%	—		—
Class I	(42.37)%	5.03%	—	4.07%		—
Class Q	(42.38)%	4.86%	—	—		3.19%
MSCI EAFE® Index(4)	(46.62)%	3.60%	1.67%	2.05	%(5)	(1.10	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of the fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for index is shown from July 1, 2001.
(6)	Since inception performance for index is shown from February 1, 2000.

ING International Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Value Choice Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Paul J. Hechmer, Portfolio Manager of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (40.21)% compared to the Morgan Stanley Capital International — Europe, Australasia, Far East® Index(1) (“MSCI EAFE® Index”), which returned (46.62)% for the same period.

Portfolio Specifics: The Fund was down for the year ending October 31, 2008 but fared better than the MSCI EAFE® Index for the same period. Up until late 2007, the MSCI EAFE® Index had enjoyed nine consecutive calendar quarters of positive performance. Over this reporting period, global markets reversed course and posted significant negative returns, experienced periods of extreme volatility and culminated in a broad based sell-off.

The portfolio benefited from relative performance of individual holdings in several sectors including consumer staples, industrials, information technology and telecommunication services. From a regional perspective, our overweight exposure to Japan and our underweight to Europe (and therefore European currencies) helped relative returns as the yen appreciated significantly versus the euro and the Japanese Topix Index outperformed the European markets. In addition our stock selection in Japan was strong with names such as Seven & I Holdings Co., Ltd and Toppan Printing Co., Ltd. adding value.

Our longstanding underweight to financials continued to help us, as this area dominated the headlines, and was the largest overall contributor to relative returns. This contribution was derived primarily from our underweight in the sector rather than stock selection. The significant drop in this sector has allowed us to continue to increase our exposure from previous very low levels.

The Fund was also aided by a timely sale of Chunghwa Telecom Co., Ltd. in Taiwan and good relative performance of Gemalto NV in Europe.

The Fund’s allocation to and holdings in the energy sector were the largest detractor from relative performance. The markets did not differentiate much between the higher beta exploration and production companies and their presumably more defensive integrated brethren such as Royal Dutch Shell PLC and BP PLC, the Anglo-Dutch and British diversified energy companies. It is interesting to note that many energy stocks are down considerably more than the price depreciation of oil for the year.

Euro weakness favored our Finnish based paper companies, UPM Kymmene and Stora Enso OYJ, which bounced back strongly, toward the end of the period. Elsewhere in the materials sector, some of our holdings in the precious metals area helped, at least on a relative basis while others hurt. We were particularly hurt by our South African mining companies Anglogold Ashanti Ltd. ADR and Goldfields, and also by Apex Silver Mines Ltd. Overall, we believe our gold holdings continue to offer excellent value on an absolute basis. It is well worth noting that, even though the gold price fell about 14% for the period, the broad Philadelphia Gold and Silver index was down over 57% in the same time period.

Current Strategy and Outlook: It is somewhat trite to say that the markets clearly look more attractive to us now than at anytime in the past 5 years. But obviously that is the case. For the first time in at least 25 years (save one very brief period in early 2003), the non-financials European dividend yield is higher than the Pan-Euro bond yield. Further, we are starting to see the emergence of the so called “net-net” companies in Europe (they have existed on a small scale in Japan for a couple of years, and their numbers are growing rapidly). These are companies that sell for less than the net cash on their balance sheets, so that in a liquidation, you get the operations for free. Just as stocks overshoot to the upside, they often overdo it coming down. Increasingly, we see companies that appear to have “overdone it.” Top down concerns notwithstanding, it’s becoming easier and easier to become a “bull.” Our focus on providing superior risk adjusted returns over the long term is unchanged.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2008
(as a percent of net assets)

Sanofi-Aventis	4.1%
Dai Nippon Printing Co., Ltd.	3.9%
Royal Dutch Shell PLC ADR – Class B	3.8%
Stora Enso OYJ (Euro Denominated Security)	3.7%
Nippon Telegraph & Telephone Corp. ADR	3.4%
Anglogold Ashanti Ltd. ADR	3.3%
Fuji Photo Film Co., Ltd.	3.1%
Mabuchi Motor Co., Ltd.	3.0%
Nippon Oil Corp.	2.8%
Newmont Mining Corp.	2.7%

Portfolio holdings are subject to change daily.

ING International Value Choice Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception	Since Inception		Since Inception
		of Classes A and B	of Class C		of Class I
	1 Year	February 1, 2005	February 4, 2005		December 21, 2005

Including Sales Charge:
Class A(1)	(43.66)%	(3.43)%	—		—
Class B(2)	(43.16)%	(3.27)%	—		—
Class C(3)	(41.12)%	—	(2.62)%		—
Class I	(39.96)%	—	—		(6.26)%
Excluding Sales Charge:
Class A	(40.21)%	(1.89)%	—		—
Class B	(40.63)%	(2.63)%	—		—
Class C	(40.62)%	—	(2.62)%		—
Class I	(39.96)%	—	—		(6.26)%
MSCI EAFE® Index(4)	(46.62)%	(2.28)%	(2.28	)%(5)	(7.86	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for index is shown from February 1, 2005.
(6)	Since inception performance for index is shown from January 1, 2006.

ING Russia Fund
Portfolio Managers’ Report

Industry Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Russia Fund (the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Jan-Wim Derks, Gus Robertson and Remco Vergeer(1) of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (61.70)% compared to the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Indexsm(2) and the Russian Trading System (“RTS”) Index(3), which returned (56.35)% and (65.00)%, respectively, for the same period.

Portfolio Specifics: The Russian equity market recovered in the second half of 2007 when it became clear that the Presidential elections of December would not change the leadership in the country. President Putin named Dmitry Medvedev as his successor, while he assumed the position of Prime Minister. The last few months of 2007 were particularly strong months for Russian equities, because of both falling political risk and the strengthening risk appetite in global markets.

In January 2008, equities came down as inflation fears increased, wiping out much of the gains of the last quarter of 2007. The Russian market recovered again in May, and even reached a new historic high on the back of corporate tax cuts for Russia’s ailing energy sector. Then, in a bid to reduce inflationary pressures, the government told several large companies to desist from raising prices for consumers. Steel maker Mechel OAO was the main victim of this increasing state interference.

The war with Georgia created more doubts about the Russian investment climate, as relations with the West deteriorated sharply. Since the summer, Russian equities have fallen faster than other emerging markets. The main concern has been the dire state of the Russian financial sector, which has suffered deeply from the global credit crisis.

The Fund’s underweight in the energy sector helped in the first part of the fiscal year but detracted from results for the fiscal year as a whole. The domestic-demand-related stocks performed well, as investment and consumption growth reached record-high levels. The energy sector was not able to benefit from rising oil prices, as high taxes and the strong ruble affected corporate profitability. In the last few months of the period, Fund performance benefited from our preference for large cap stocks and defensive sectors such as telecom and consumer staples.

On a stock level, the Fund’s position in Pharmastandard was among the biggest contributors to the performance. Pharmastandard, a generic pharmaceutical producer, was a good relative performer thanks to the defensive nature of its sector and the increasing healthcare spending in Russia.

Current Outlook and Strategy: For the next few quarters, investors will focus on the banking system and the government’s attempts to bring confidence back. It would be good news if the authorities would use the current crisis situation to force a serious consolidation in the banking sector. In our opinion, if regulation is tightened at the same time, the system could come out of this crisis stronger than it was before. We believe it probably will take quarters, perhaps years, before confidence is restored and credit growth starts recovering. One of the risks that could put the equity market under more pressure in coming months or quarters is a possible ruble devaluation. So far, the Russian authorities have been able to keep the ruble stable relative to the basket of euros and dollars they use as a reference point. But after having spent more than 20% of total foreign exchange reserves in only a few months time, it is becoming increasingly unlikely that this strategy is sustainable. A cheaper ruble would help to prevent balance of payment problems at a later stage, but it would also lead to more inflationary pressure.

(1)	Mr. Vergeer was added as a portfolio manager to the Fund effective May 1, 2008.
(2)	The MSCI EM Indexsm is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(3)	The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Lukoil-Spon ADR	13.7%
OAO Rosneft Oil Co. GDR	9.0%
OAO Gazprom	8.0%
Surgutneftegaz ADR	5.8%
Novatek OAO GDR	5.4%
MMC Norilsk Nickel ADR	4.2%
Sberbank RF	4.2%
VTB Bank OJSC GDR	3.6%
Tatneft GDR	3.1%
OAO Gazprom ADR	2.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Russia Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
	1 Year		5 Year		10 Year

Including Sales Charge:
Class A(1)	(63.91)%		9.18%		28.34%
Excluding Sales Charge:
Class A	(61.70	)%(2)	10.48%		29.11%
MSCI EM IndexSM(3)	(56.35)%		9.51	%(4)	10.05%
RTS Index(5)	(65.00)%		9.74%		29.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

*	The graph above illustrates the gross returns for the MSCI EM IndexSM for the first three years of the ten year period and net index returns for last seven years of the ten year period.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(3)	The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(4)	Net return for index is shown from November 1, 2001.

(5)	The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

ING Emerging Markets Fixed Income Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Emerging Markets Fixed Income Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Gorky Urquieta, Senior Investment Manager and Daniel Eustaquio, Senior Portfolio Manager, of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (31.16)% compared to the JPMorgan Emerging Markets Bond Index Global Diversified(1) (“JPMorgan EMB Index Global Diversified”), which returned (20.22)% for the same period.

Portfolio Specifics: The reporting period was negative for every risky asset class. The financial crisis spread out over the globe and caused more and more casualties (e.g., Bear Stearns, AIG and Lehman Brothers). A real distrust in the global financial system emerged as inter bank lending came to a halt. The impact of this financial crisis on the real economy became clear at the end of the reporting period. We believe the developed world will enter a recession, whereas emerging markets will see a sharp slowdown in growth.

Although emerging market assets have outperformed risky assets in the developed world for quite some time, the last two months were among the most negative periods ever for emerging market debt. The global financial crisis prompted a massive sell-off of emerging market assets. The process was made worse because of forced selling by leveraged investors.

Overall, spreads on emerging market debt widened sharply, with corporate bonds underperforming government bonds. Currencies of emerging markets came under substantial pressure as well, particularly those markets that are commodity exporters. Finally, local bonds saw an increase in yield although the magnitude of the absolute performance was less negative than hard currency bonds.

Over the reporting period the Fund underperformed the benchmark. One of the main drivers of underperformance was the Fund’s overweight in higher beta countries such as Argentina and Venezuela, the negative effects of which were compounded by political instability in those countries. Currency exposures in Turkey, Hungary and Mexico also detracted from results. The Fund’s credit risk overweight (i.e., lower than benchmark credit quality) and corporate instrument selection (mostly in Russia, Ukraine and Kazakhstan) suffered from the market turmoil as well. Exposure to financial issues also hurt results.

Current Strategy and Outlook: The Fund’s duration is now lower than the benchmark. The portfolio is geared towards countries with net creditor positions, large foreign reserves, current account surpluses and stronger fiscal profiles. The ability to pay of these countries is strong, while their reliance on additional funding is limited. We believe that markets are to some extent dislocated from payment ability and therefore we prefer to hold on to these positions. Furthermore, we are holding on to the Fund’s quasi-sovereign and corporate overweight, as current valuations are attractive in the medium term. With regard to local bond positions, we believe opportunities and inflation pressures are likely to be subdued. In our opinion, lower growth is likely to open the door to interest rate cuts.

(1)	The JPMorgan EMB Index Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2008
(as a percent of net assets)

Mexican Bonos, 7.750%, due 12/14/17	4.8%

Malaysia Government International Bond, 4.240%, due 02/07/18	3.6%

Federal Republic of Brazil, 12.500%, due 01/05/16	2.8%

Hungary Government International Bond, 6.750%, due 02/12/13	2.5%

Republic of Iraq, 5.800%, due 01/15/28	2.0%

Petroleos de Venezuela SA, 5.375%, due 04/12/27	1.9%

JPMorgan Chase London, Discount Note, due 06/17/21	1.9%

Russia Government International Bond, 7.500%, due 03/31/30	1.8%

KazMunaiGaz Finance Sub BV, 9.125%, due 07/02/18	1.7%

Turkey Government International Bond, 16.000%, due 03/07/12	1.6%

Portfolio holdings are subject to change daily.

ING Emerging Markets Fixed Income Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception		Since Inception		Since Inception	Since Inception
		of Class A		of Class B		of Class C	of Class I
	1 Year	December 21, 2005		January 4, 2006		March 1, 2006	February 7, 2006

Including Sales Charge:
Class A(1)	(32.91)%	(9.15)%
Class B(2)	(34.90)%			(9.36)%
Class C(3)	(32.34)%					(10.35)%
Class I	(30.95)%						(16.15)%
Excluding Sales Charge:
Class A	(31.16)%	(7.25)%
Class B	(31.67)%			(8.53)%
Class C	(31.69)%					(10.35)%
Class I	(30.95)%						(16.15)%
JPMorgan EMB Index Global Diversified(4)	(20.22)%	(2.63)	%(5)	(2.63)	%(5)	(4.01)%	(8.84)	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Markets Fixed Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%. Return calculations with a starting date prior to July 31, 2006 are based on a 5.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The JPMorgan EMB Index Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
(5)	Since inception performance for index is shown from January 1, 2006.
(6)	Since inception performance for index is shown from January 1, 2007.

ING Global Bond Fund
Portfolio Managers’ Report

Investment Type Allocation
as of October 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.04% compared to the Lehman Brothers Global Aggregate Index(1) (the “Index”), which returned (2.57)% for the same period.

Portfolio Specifics: The collapse of the U.S. sub-prime mortgage market and the reversal of the housing boom escalated into a full-blown global financial crisis in 2008. Defaults and foreclosures not only caused banks to lose billions of dollars on securities tied to these mortgages but banks also lost any incentive to lend, and credit for consumers and businesses vanished. As losses mounted and the cost of borrowing skyrocketed, many large financial institutions began to fail or merge.

The financial crisis took on a more global scale in September, as Lehman Brothers filed for bankruptcy and Merrill Lynch was taken over by Bank of America. As confidence plummeted and volatility spiked, governments around the world were forced to inject billions of dollars into various rescue packages. Leverage continued to be unwound rapidly amid fear and illiquidity, causing all financial asset prices except government bonds to plummet. An official recession was confirmed in both the eurozone and Japan after both markets contracted in the second and third quarters.

Emerging economies suffered as investors rapidly withdrew money. The currencies of these countries depreciated sharply, falling on average 25% versus the U.S. dollar. The U.S. was perceived to be ahead of the curve and other countries were seen as having further to go in their respective downturns. Only the Japanese yen outperformed the dollar, appreciating as investors unwound levered trades.

Fund performance was attributed to having overweight exposure to interest rates in various global markets. In the United States, the Fund was overweight the two-year sector and underweight longer-dated maturities, and thus benefited from the steepening of the yield curve as shorter maturities outperformed longer maturities. The Fund was also positioned for and benefited from similar moves in global yield curves, including Germany, Canada, the UK, Australia and New Zealand.

Through the first half of the year the Fund benefited from being overweight the Australian dollar, the euro and the British pound. With fear returning to the markets around mid-year, the Fund gained by underweighting the Australian, Canadian and New Zealand dollars. We also positioned the Fund for emerging market weakness during the second half of the year — the Fund benefited from net short exposures to the Hungarian forint and the Russian ruble.

Another significant contributor to performance was a sizeable underweight to global credit over the past year. As financial institutions and investors alike exited corporate bonds and mortgage-backed securities, their prices suffered dramatic losses, and the Fund gained from owning fewer of these assets than the benchmark.

Current Strategy and Outlook: The global economy is entering recession, and most countries are now showing signs of significant slowdown. The International Monetary Fund recently revised its outlook to include the first contraction of growth in the developed economies as a whole since World War II. We foresee a deep recession in the United States. The economy will not recover anytime soon, as we still have not felt the full effects of the troubles and leverage at major financial entities, a dreadful housing market, a frozen credit market and plunging consumer confidence. A banking crisis and recession in the developed world should lead to further declines in energy, metal and agricultural prices.

We expect most major central banks outside the U.S. to continue to lower short-term rates. If the European Central Bank continues to focus on price stability instead of aggressively easing its interest rate, this reluctance could lead to an even deeper and more drawn-out downturn in eurozone growth. We also will be watching central bank actions and markets in Australia and New Zealand, where we see more easing to come than the market is currently pricing.

Risk-taking has been a cornerstone of our economy and a reason for its growth. We believe this environment will lead to reduced risk-taking by financial institutions, large corporations and the global population in general.

(1)	The Lehman Brothers Global Aggregate Index provides a broad based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2008
(as a percent of net assets)

Canadian Government International Bond, 2.750%, due 12/01/10	14.1%

U.S. Treasury Note, 1.500%, due 10/31/10	8.7%

Bundesobligation, 3.500%, due 04/08/11	8.1%

Bundesobligation, Discount Note, due 10/11/13	4.6%

United Kingdom Gilt Bond, 4.750%, due 06/07/10	4.4%

Federal National Mortgage Association, 6.000%, due 11/15/33	4.0%

Federal National Mortgage Association, 5.500%, due 11/13/33	3.5%

U.S. Treasury Note, 3.125%, due 09/30/13	3.5%

Bundesrepublik Deutschland, 4.250%, due 07/04/17	3.1%

Federal National Mortgage Association, 5.000%, due 11/15/37	2.5%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

ING Global Bond Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception	Since Inception
		of Classes A, B, C and I	of Class O
	1 Year	June 30, 2006	June 4, 2008

Including Sales Charge:
Class A(1)	0.47%	4.53%	—
Class B(2)	(2.56)%	4.70%	—
Class C(3)	1.34%	5.98%	—
Class I	3.78%	7.22%	—
Class O	—	—	(3.61)%
Excluding Sales Charge:
Class A	3.04%	6.73%	—
Class B	2.26%	5.90%	—
Class C	2.31%	5.98%	—
Class I	3.78%	7.22%	—
Class O	—	—	(3.70)%
Lehman Brothers Global Aggregate Index(4)	(2.57)%	3.94%(5)	(7.30)%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, and the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50% Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.
(5)	Since inception performance for the index is shown from July 1, 2006.
(6)	Since inception performance for the index is shown from June 1, 2008.

ING Diversified International Fund
Portfolio Managers’ Report

Asset Allocation
as of October 31, 2008
(as a percent of net assets)

ING Emerging Countries Fund – Class I	4.1%
ING Foreign Fund – Class I	25.0%
ING Index Plus International Equity Fund – Class I	10.5%
ING International Capital Appreciation Fund – Class I	17.9%
ING International Equity Dividend Fund – Class I	12.5%
ING International Growth Opportunities Fund – Class I	4.3%
ING International Real Estate Fund – Class I	5.7%
ING International SmallCap Multi-Manager Fund – Class I	7.5%
ING International Value Choice Fund – Class I	12.4%
Other Assets and Liabilities – Net	0.1%

100%

Portfolio holdings are subject to change daily.

ING Diversified International Fund (the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Investment Review Committee.(1)

Portfolio Specifics: The Fund’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Fund invests are set out below. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by ING Investments, LLC. The performance of the Fund reflects the performance of the Underlying Funds in which it invests and the weightings of the Fund’s assets in each Underlying Fund.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Fund may be underweighted in assets or a market that is experiencing significant returns (or relative out performance) or overweighted in assets or a market with significant declines (or relative under performance).

The Investment Review Committee allocates the Fund’s assets among the Underlying Funds based on advice from ING Investment Management Co., a consultant to the Investment Committee.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (50.04)% compared to the Morgan Stanley Capital International All Country World (ex-US) IndexSM(2) (“MSCI ACWI (ex-US)”) which returned (48.53)% for the same period. The following Underlying Funds detracted from Fund performance relative to their respective asset class benchmark: ING Emerging Countries, ING Foreign, ING International Capital Appreciation, ING Index Plus International Equity, ING International SmallCap Multi-Manager and ING International Growth Opportunities. This was slightly offset by the following Underlying Funds that outperformed their respective asset class benchmark:, ING International Equity Dividend, ING International Real Estate, and ING International Value Choice.

A good deal of the underperformance of the Fund arose due to differences in the makeup of the benchmark, MSCI ACWI (ex-US), and the holdings of the Fund. Non-benchmark holdings did not benefit the Fund during this period, with real estate the worst performing asset class, and small cap underperforming as well. It is worth noting that the Fund tends to have a structurally lower weighting in Canada than the benchmark, which can have a material effect when natural resources are very weak or strong.

Current Strategy and Outlook: During the year, on a tactical basis, we removed the Fund’s long held growth bias and moved to neutral positions in both large growth and large value. We also moved to neutralize both emerging markets and real estate. In addition, we moved to an underweight position in small cap, from a neutral position. The outlook for small cap developed market stocks is fundamentally tied to the strength of local and regional economies. With the domestic demand outlook in the major international economies weakening, a lower-than-strategic exposure to this relatively risky asset class is warranted in our view. While emerging market valuations have maintained a modest premium to their developed market counterparts, we believe that the developed economies are better positioned to weather economic weakness. The Fund remains overweight in large core. The global impact of the U.S. sub-prime mortgage crisis and stress in global credit markets as a whole has significantly clouded the outlook for the remainder of 2008, and into the next calendar year. The high probability of a recession in the United States and decelerating growth in Europe make this a problematic year for earnings.

(1)	The members of the Investment Review Committee are: William A. Evans, Michael J. Roland, and Paul Zemsky. Effective December 31, 2007, Paul Zemsky replaced Stan D. Vyner as a member of the Investment Review Committee.

(2)	The MSCI ACWI (ex-US)sm measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations
as of October 31, 2008
(as a percent of net assets)

International Core	37.0%
International Growth	17.5%
International Value	17.5%
International Small Cap	8.0%
Emerging Markets	15.0%
International Real Estate	5.0%

Portfolio holdings are subject to change daily.

ING Diversified International Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2008
		Since Inception		Since Inception		Since Inception		Since Inception
		of Classes A, B, C and I		of Class O		of Class R		of Class W
	1 Year	December 21, 2005		June 4, 2008		December 12, 2006		February 12, 2008

Including Sales Charge:
Class A(1)	(52.90)%	(11.32)%		—		—		—
Class B(2)	(52.86)%	(11.08)%		—		—		—
Class C(3)	(50.91)%	(10.16)%		—		—		—
Class I	(49.97)%	(9.37)%		—		—		—
Class O	—	—		(43.88)%		—		—
Class R	(50.18)%	—				(23.07)%
Class W	—	—		—		—		(40.10)%
Excluding Sales Charge:
Class A	(50.04)%	(9.47)%		—		—		—
Class B	(50.43)%	(10.15)%		—		—		—
Class C	(50.43)%	(10.16)%		—		—		—
Class I	(49.97)%	(9.37)%		—		—		—
Class O	—	—		(43.88)%		—		—
Class R	(50.18)%	—		—		(23.07)%		—
Class W	—	—		—		—		(40.10)%
MSCI ACWI (ex-US) IndexSM(4)	(48.53)%	(7.24)	%(5)	(44.11)	%(6)	(19.62)	%(7)	(39.43)	%(8)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI ACWI (ex-US) measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance of the index is shown from January 1, 2006.
(6)	Since inception performance of the index is shown from June 1, 2008.
(7)	Since inception performance of the index is shown from December 1, 2006.
(8)	Since inception performance of the index is shown from February 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Global Equity Dividend Fund	May 1, 2008	October 31, 2008	Ratio	October 31, 2008*

Actual Fund Return
Class A	$1,000.00	$660.40	1.41%	$5.88
Class B	1,000.00	657.80	2.16	9.00
Class C	1,000.00	657.80	2.16	9.00
Class I	1,000.00	662.30	1.06	4.43
Class O	1,000.00	660.90	1.41	5.89
Class W	1,000.00	661.40	1.06	4.43
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.41%	$7.15
Class B	1,000.00	1,014.28	2.16	10.94
Class C	1,000.00	1,014.28	2.16	10.94
Class I	1,000.00	1,019.81	1.06	5.38
Class O	1,000.00	1,018.05	1.41	7.15
Class W	1,000.00	1,019.81	1.06	5.38

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Global Natural Resources Fund	May 1, 2008	October 31, 2008	Ratio	October 31, 2008*

Actual Fund Return
Class A	$1,000.00	$568.80	1.46%	$5.76
Class I	1,000.00	570.10	1.11	4.38
Class W	1,000.00	570.40	1.11	4.38
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.46%	$7.41
Class I	1,000.00	1,019.56	1.11	5.63
Class W	1,000.00	1,019.56	1.11	5.63

ING Global Real Estate Fund

Actual Fund Return
Class A	$1,000.00	$609.80	1.41%	$5.71
Class B	1,000.00	607.90	2.16	8.73
Class C	1,000.00	607.90	2.16	8.73
Class I	1,000.00	611.40	1.01	4.09
Class O	1,000.00	609.80	1.41	5.71
Class W	1,000.00	611.30	1.01	4.09
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.41%	$7.15
Class B	1,000.00	1,014.28	2.16	10.94
Class C	1,000.00	1,014.28	2.16	10.94
Class I	1,000.00	1,020.06	1.01	5.13
Class O	1,000.00	1,018.05	1.41	7.15
Class W	1,000.00	1,020.06	1.01	5.13

ING Global Value Choice Fund

Actual Fund Return
Class A	$1,000.00	$653.50	1.55%	$6.44
Class B	1,000.00	650.60	2.30	9.54
Class C	1,000.00	650.70	2.30	9.54
Class I	1,000.00	654.50	1.22	5.07
Class Q	1,000.00	653.50	1.47	6.11
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.34	1.55%	$7.86
Class B	1,000.00	1,013.57	2.30	11.64
Class C	1,000.00	1,013.57	2.30	11.64
Class I	1,000.00	1,019.00	1.22	6.19
Class Q	1,000.00	1,017.75	1.47	7.46

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Asia-Pacific Real Estate Fund	May 1, 2008	October 31, 2008	Ratio	October 31, 2008*

Actual Fund Return
Class A	$1,000.00	$567.80	1.75%	$6.90
Class B	1,000.00	565.60	2.50	9.84
Class C	1,000.00	565.50	2.50	9.84
Class I	1,000.00	568.10	1.50	5.91
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.34	1.75%	$8.87
Class B	1,000.00	1,012.57	2.50	12.65
Class C	1,000.00	1,012.57	2.50	12.65
Class I	1,000.00	1,017.60	1.50	7.61

ING Disciplined International SmallCap Fund

Actual Fund Return
Class A	$1,000.00	$548.60	1.13%	$4.40
Class B	1,000.00	546.40	1.88	7.31
Class C	1,000.00	546.40	1.88	7.31
Class I	1,000.00	549.00	0.83	3.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.46	1.13%	$5.74
Class B	1,000.00	1,015.69	1.88	9.53
Class C	1,000.00	1,015.69	1.88	9.53
Class I	1,000.00	1,020.96	0.83	4.22

ING Emerging Countries Fund

Actual Fund Return
Class A	$1,000.00	$432.90	1.96%	$7.06
Class B	1,000.00	431.00	2.71	9.75
Class C	1,000.00	431.10	2.71	9.75
Class I	1,000.00	434.00	1.63	5.88
Class Q	1,000.00	433.60	1.88	6.78
Class W	1,000.00	434.00	1.63	5.88
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.28	1.96%	$9.93
Class B	1,000.00	1,011.51	2.71	13.70
Class C	1,000.00	1,011.51	2.71	13.70
Class I	1,000.00	1,016.94	1.63	8.26
Class Q	1,000.00	1,015.69	1.88	9.53
Class W	1,000.00	1,016.94	1.63	8.26

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING European Real Estate Fund	May 1, 2008	October 31, 2008	Ratio	October 31, 2008*

Actual Fund Return
Class A	$1,000.00	$572.80	1.75%	$6.92
Class B	1,000.00	570.50	2.50	9.87
Class C	1,000.00	568.50	2.50	9.86
Class I	1,000.00	573.20	1.40	5.54
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.34	1.75%	$8.87
Class B	1,000.00	1,012.57	2.50	12.65
Class C	1,000.00	1,012.57	2.50	12.65
Class I	1,000.00	1,018.10	1.40	7.10

ING Foreign Fund

Actual Fund Return
Class A	$1,000.00	$589.30	1.60%	$6.39
Class B	1,000.00	587.40	2.35	9.38
Class C	1,000.00	587.20	2.35	9.38
Class I	1,000.00	590.40	1.27	5.08
Class Q	1,000.00	589.20	1.52	6.07
Class W	1,000.00	590.60	1.27	5.08
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.09	1.60%	$8.11
Class B	1,000.00	1,013.32	2.35	11.89
Class C	1,000.00	1,013.32	2.35	11.89
Class I	1,000.00	1,018.75	1.27	6.44
Class Q	1,000.00	1,017.50	1.52	7.71
Class W	1,000.00	1,018.75	1.27	6.44

ING Greater China Fund

Actual Fund Return
Class A	$1,000.00	$518.80	1.96%	$7.48
Class B	1,000.00	516.50	2.71	10.33
Class C	1,000.00	516.80	2.71	10.33
Class I	1,000.00	520.50	1.70	6.50
Class O(1)	1,000.00	550.20	1.96	6.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.28	1.96%	$9.93
Class B	1,000.00	1,011.51	2.71	13.70
Class C	1,000.00	1,011.51	2.71	13.70
Class I	1,000.00	1,016.59	1.70	8.62
Class O	1,000.00	1,015.28	1.96	9.93

(1)	Commencement of operations for Class O was June 4, 2008. Expenses paid reflect the 150 day period ended October 31, 2008.

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus International Equity Fund	May 1, 2008	October 31, 2008	Ratio	October 31, 2008*

Actual Fund Return
Class A	$1,000.00	$583.10	1.17%	$4.66
Class B	1,000.00	581.30	1.92	7.63
Class C	1,000.00	580.40	1.92	7.63
Class I	1,000.00	586.30	0.50	1.99
Class O	1,000.00	582.60	1.19	4.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.17%	$5.94
Class B	1,000.00	1,015.48	1.92	9.73
Class C	1,000.00	1,015.48	1.92	9.73
Class I	1,000.00	1,022.62	0.50	2.54
Class O	1,000.00	1,019.15	1.19	6.04

ING International Capital Appreciation Fund

Actual Fund Return
Class A	$1,000.00	$526.70	1.46%	$5.60
Class B	1,000.00	524.70	2.21	8.47
Class C	1,000.00	525.10	2.21	8.47
Class I	1,000.00	527.80	1.13	4.34
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.46%	$7.41
Class B	1,000.00	1,014.03	2.21	11.19
Class C	1,000.00	1,014.03	2.21	11.19
Class I	1,000.00	1,019.46	1.13	5.74

ING International Equity Dividend Fund

Actual Fund Return
Class A	$1,000.00	$587.90	1.40%	$5.59
Class B	1,000.00	585.80	2.15	8.57
Class C	1,000.00	585.60	2.15	8.57
Class I	1,000.00	588.90	1.06	4.23
Class W	1,000.00	587.50	1.06	4.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.10	1.40%	$7.10
Class B	1,000.00	1,014.33	2.15	10.89
Class C	1,000.00	1,014.33	2.15	10.89
Class I	1,000.00	1,019.81	1.06	5.38
Class W	1,000.00	1,019.81	1.06	5.38

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING International Growth Opportunities Fund	May 1, 2008	October 31, 2008	Ratio	October 31, 2008*

Actual Fund Return
Class A	$1,000.00	$492.00	1.74%	$6.53
Class B	1,000.00	489.90	2.49	9.33
Class C	1,000.00	489.90	2.49	9.33
Class I	1,000.00	492.90	1.37	5.14
Class Q	1,000.00	492.00	1.50	5.63
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.39	1.74%	$8.82
Class B	1,000.00	1,012.62	2.49	12.60
Class C	1,000.00	1,012.62	2.49	12.60
Class I	1,000.00	1,018.25	1.37	6.95
Class Q	1,000.00	1,017.60	1.50	7.61

ING International Real Estate Fund

Actual Fund Return
Class A	$1,000.00	$579.50	1.50%	$5.96
Class B	1,000.00	576.90	2.25	8.92
Class C	1,000.00	577.20	2.25	8.92
Class I	1,000.00	580.60	1.18	4.69
Class W	1,000.00	579.40	1.20	4.76
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.50%	$7.61
Class B	1,000.00	1,013.83	2.25	11.39
Class C	1,000.00	1,013.83	2.25	11.39
Class I	1,000.00	1,019.20	1.18	5.99
Class W	1,000.00	1,019.10	1.20	6.09

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING International SmallCap Multi-Manager Fund	May 1, 2008	October 31, 2008	Ratio	October 31, 2008*

Actual Fund Return
Class A	$1,000.00	$488.70	1.70%	$6.36
Class B	1,000.00	487.30	2.35	8.79
Class C	1,000.00	487.00	2.35	8.78
Class I	1,000.00	489.80	1.29	4.83
Class O(1)	1,000.00	481.20	1.60	4.86
Class Q	1,000.00	489.10	1.54	5.76
Class W	1,000.00	490.10	1.29	4.83
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.59	1.70%	$8.62
Class B	1,000.00	1,013.32	2.35	11.89
Class C	1,000.00	1,013.32	2.35	11.89
Class I	1,000.00	1,018.65	1.29	6.55
Class O	1,000.00	1,017.09	1.60	8.11
Class Q	1,000.00	1,017.39	1.54	7.81
Class W	1,000.00	1,018.65	1.29	6.55

ING International Value Fund

Actual Fund Return
Class A	$1,000.00	$629.90	1.58%	$6.47
Class B	1,000.00	627.50	2.28	9.33
Class C	1,000.00	627.70	2.18	8.92
Class I	1,000.00	631.20	1.28	5.25
Class Q	1,000.00	630.90	1.28	5.25
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.19	1.58%	$8.01
Class B	1,000.00	1,013.67	2.28	11.54
Class C	1,000.00	1,014.18	2.18	11.04
Class I	1,000.00	1,018.70	1.28	6.50
Class Q	1,000.00	1,018.70	1.28	6.50

(1)	Commencement of operations for Class O was June 4, 2008. Expenses paid reflect the 150 day period ended October 31, 2008.

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING International Value Choice Fund	May 1, 2008	October 31, 2008	Ratio	October 31, 2008*

Actual Fund Return
Class A	$1,000.00	$632.10	1.65%	$6.77
Class B	1,000.00	630.00	2.40	9.83
Class C	1,000.00	630.10	2.40	9.83
Class I	1,000.00	633.50	1.30	5.34
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.84	1.65%	$8.36
Class B	1,000.00	1,013.07	2.40	12.14
Class C	1,000.00	1,013.07	2.40	12.14
Class I	1,000.00	1,018.60	1.30	6.60

ING Russia Fund

Actual Fund Return
Class A	$1,000.00	$388.10	2.06%	$7.19
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,014.78	2.06%	$10.43

ING Emerging Markets Fixed Income Fund

Actual Fund Return
Class A	$1,000.00	$694.00	1.15%	$4.90
Class B	1,000.00	691.50	1.90	8.08
Class C	1,000.00	690.40	1.90	8.07
Class I	1,000.00	695.20	0.86	3.66
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.36	1.15%	$5.84
Class B	1,000.00	1,015.58	1.90	9.63
Class C	1,000.00	1,015.58	1.90	9.63
Class I	1,000.00	1,020.81	0.86	4.37

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Global Bond Fund	May 1, 2008	October 31, 2008	Ratio	October 31, 2008*

Actual Fund Return
Class A	$1,000.00	$946.10	0.93%	$4.55
Class B	1,000.00	943.00	1.68	8.21
Class C	1,000.00	943.30	1.68	8.21
Class I	1,000.00	948.70	0.62	3.04
Class O(1)	1,000.00	963.00	0.93	3.74
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.46	0.93%	$4.72
Class B	1,000.00	1,016.69	1.68	8.52
Class C	1,000.00	1,016.69	1.68	8.52
Class I	1,000.00	1,022.02	0.62	3.15
Class O	1,000.00	1,020.46	0.93	4.72

ING Diversified International Fund(2)

Actual Fund Return
Class A	$1,000.00	$560.20	0.31%	$1.22
Class B	1,000.00	557.50	1.06	4.15
Class C	1,000.00	557.60	1.06	4.15
Class I	1,000.00	560.20	0.06	0.24
Class O(1)	1,000.00	561.20	0.31	0.99
Class R	1,000.00	559.30	0.56	2.19
Class W	1,000.00	559.50	0.06	0.24
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,023.58	0.31%	$1.58
Class B	1,000.00	1,019.81	1.06	5.38
Class C	1,000.00	1,019.81	1.06	5.38
Class I	1,000.00	1,024.83	0.06	0.31
Class O(1)	1,000.00	1,023.58	0.31	1.58
Class R	1,000.00	1,022.32	0.56	2.85
Class W	1,000.00	1,024.83	0.06	0.31

(1)	Commencement of operations for Class O was June 4, 2008. Expenses paid reflect the 150 day period ended October 31, 2008.
(2)	The annualized expense ratios do not include expenses of underlying funds.

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING Global Value Choice Fund, ING Asia-Pacific Real Estate Fund, ING Disciplined International SmallCap Fund, ING Emerging Countries Fund, ING European Real Estate Fund, ING Foreign Fund, ING Greater China Fund, ING Index Plus International Equity Fund, ING International Capital Appreciation Fund, ING International Equity Dividend Fund, ING International Growth Opportunities Fund, ING International Real Estate Fund, ING International SmallCap Multi-Manager Fund (formerly, ING International SmallCap Fund), ING International Value Choice Fund, ING Russia Fund, ING Emerging Markets Fixed Income Fund, ING Global Bond Fund, ING Diversified International Fund, each a series of ING Mutual Funds, and of ING International Value Fund, a series of ING Mayflower Trust, as of October 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 30, 2008

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$144,700,977	$81,476,367	$1,258,639,279	$71,768,235
Investments in affiliates**	—	—	673,737	—
Short-term investments***	7,031,111	—	136,229,615	12,656,612
Short-term investments in affiliates at amortized cost	—	1,950,000	83,965,902	1,521,276
Cash	4,002,677	—	—	—
Foreign currencies at value****	645,223	236,003	255,386	—
Receivables:
Investment securities sold	627,685	678,055	2,867,160	489,803
Fund shares sold	127,669	107,687	9,536,856	364,642
Dividends and interest	433,842	50,917	3,714,361	146,880
Prepaid expenses	49,483	21,597	102,532	31,187
Reimbursement due from manager	25,949	—	—	—

Total assets	157,644,616	84,520,626	1,495,984,828	86,978,635

LIABILITIES:
Payable for investment securities purchased	657,143	381,674	47,026,541	462,294
Payable for fund shares redeemed	497,980	205,872	5,923,836	239,449
Payable upon receipt of securities loaned	7,140,453	—	138,652,357	12,910,571
Payable to affiliates	188,399	88,390	1,273,319	90,467
Payable to custodian due to bank overdraft	—	1,392	32,298	—
Payable for directors fees	560	19,242	3,493	20,548
Other accrued expenses and liabilities	176,136	82,721	1,114,903	93,195

Total liabilities	8,660,671	779,291	194,026,747	13,816,524

NET ASSETS	$148,983,945	$83,741,335	$1,301,958,081	$73,162,111

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$255,536,647	$117,183,795	$2,130,801,646	$262,723,343
Distributions in excess of net investment income	(917)	—	(42,244,315)	(3,478)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(31,531,647)	3,240,279	(259,595,775)	(149,034,423)
Net unrealized depreciation on investments and foreign currency related transactions	(75,020,138)	(36,682,739)	(527,003,475)	(40,523,331)

NET ASSETS	$148,983,945	$83,741,335	$1,301,958,081	$73,162,111

+ Including securities loaned at value	$6,784,510	$—	$143,983,741	$12,549,229
* Cost of investments in securities	$219,587,966	$118,132,510	$1,781,646,449	$112,044,055
** Cost of investments in affiliates	$—	$—	$2,242,416	$—
*** Cost of short-term investments	$7,140,453	$—	$138,652,357	$12,910,571
**** Cost of foreign currencies	$641,877	$262,179	$253,545	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008 (continued)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$63,133,997	$83,713,299	$836,314,069	$38,258,339
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	7,200,269	12,413,051	66,559,493	2,271,585
Net asset value and redemption price per share	$8.77	$6.74	$12.56	$16.84
Maximum offering price per share (5.75%)(1)	$9.31	$7.15	$13.33	$17.87
Class B:
Net assets	$21,311,013	n/a	$23,663,249	$6,721,846
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	2,437,803	n/a	2,220,705	371,298
Net asset value and redemption price per share(2)	$8.74	n/a	$10.66	$18.10
Maximum offering price per share	$8.74	n/a	$10.66	$18.10
Class C:
Net assets	$48,566,998	n/a	$153,109,514	$21,044,828
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	5,569,378	n/a	13,649,727	1,308,743
Net asset value and redemption price per share(2)	$8.72	n/a	$11.22	$16.08
Maximum offering price per share	$8.72	n/a	$11.22	$16.08
Class I:
Net assets	$1,206,732	$674	$225,880,580	$5,793,987
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	137,472	100	17,973,329	342,389
Net asset value and redemption price per share	$8.78	$6.75	$12.57	$16.92
Maximum offering price per share	$8.78	$6.75	$12.57	$16.92
Class O:
Net assets	$14,695,213	n/a	$12,758,157	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	1,678,318	n/a	1,016,307	n/a
Net asset value and redemption price per share	$8.76	n/a	$12.55	n/a
Maximum offering price per share	$8.76	n/a	$12.55	n/a
Class Q:
Net assets	n/a	n/a	n/a	$1,343,111
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	67,887
Net asset value and redemption price per share	n/a	n/a	n/a	$19.78
Maximum offering price per share	n/a	n/a	n/a	$19.78
Class W:
Net assets	$69,992	$27,362	$50,232,512	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$—	$—	$—	n/a
Shares outstanding	7,343	3,262	3,988,910	n/a
Net asset value and redemption price per share	$9.53	$8.39	$12.59	n/a
Maximum offering price per share	$9.53	$8.39	$12.59	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008

	ING	ING		ING
	Asia-Pacific	Disciplined	ING	European
	Real	International	Emerging	Real
	Estate	SmallCap	Countries	Estate
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$7,082,457	$220,889,459	$94,901,237	$3,004,462
Investments in affiliates**	—	321,880	—	—
Short-term investments***	—	—	12,022,302	—
Short-term investments in affiliates at amortized cost	—	—	—	149,159
Short-term investments at amortized cost	—	14,271,000	—	—
Cash	—	961	4,836,473	—
Foreign currencies at value****	2,032	1,115,615	2,627,085	3,951
Receivables:
Investment securities sold	184,684	5,068,105	6,756,314	117,929
Fund shares sold	—	255,453	251,411	3,230
Dividends and interest	37,713	819,490	245,104	8,602
Prepaid expenses	29,158	29,298	47,467	29,101
Reimbursement due from manager	20,328	—	—	20,675

Total assets	7,356,372	242,771,261	121,687,393	3,337,109

LIABILITIES:
Payable for investment securities purchased	154,992	22,730,096	6,256,326	90,076
Payable for fund shares redeemed	224,654	—	208,381	—
Payable upon receipt of securities loaned	—	—	12,164,927	—
Payable to affiliates	11,402	127,009	154,824	4,153
Payable to custodian due to bank overdraft	251,198	—	—	—
Payable for directors fees	1,578	1,252	38,839	2,260
Other accrued expenses and liabilities	17,361	109,680	175,400	25,002

Total liabilities	661,185	22,968,037	18,998,697	121,491

NET ASSETS	$6,695,187	$219,803,224	$102,688,696	$3,215,618

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$12,134,679	$431,184,688	$217,789,598	$6,059,270
Undistributed net investment income	10,178	7,905,967	2,746,170	95,557
Accumulated net realized loss on investments and foreign currency related transactions	(2,033,363)	(79,181,144)	(63,181,013)	(1,259,955)
Net unrealized depreciation on investments and foreign currency related transactions	(3,416,307)	(140,106,287)	(54,666,059)	(1,679,254)

NET ASSETS	$6,695,187	$219,803,224	$102,688,696	$3,215,618

+ Including securities loaned at value	$—	$—	$11,598,481	$—
* Cost of investments in securities	$10,499,719	$361,063,303	$149,413,719	$4,682,616
** Cost of investments in affiliates	$—	$598,955	$—	$—
*** Cost of short-term investments	$—	$—	$12,164,927	$—
**** Cost of foreign currencies	$1,948	$1,020,422	$2,626,939	$4,072

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008 (continued)

	ING	ING		ING
	Asia-Pacific	Disciplined	ING	European
	Real	International	Emerging	Real
	Estate	SmallCap	Countries	Estate
	Fund	Fund	Fund	Fund

Class A:
Net assets	$3,144,161	$72,766	$60,206,569	$3,156,626
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	697,281	13,314	3,752,536	591,978
Net asset value and redemption price per share	$4.51	$5.47	$16.04	$5.33
Maximum offering price per share (5.75%)(1)	$4.79	$5.80	$17.02	$5.66
Class B:
Net assets	$18,209	$2,941	$4,311,837	$10,335
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,046	543	274,171	1,943
Net asset value and redemption price per share(2)	$4.50	$5.42	$15.73	$5.32
Maximum offering price per share	$4.50	$5.42	$15.73	$5.32
Class C:
Net assets	$3,532,362	$70,190	$14,585,899	$48,119
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	784,891	12,946	984,373	9,076
Net asset value and redemption price per share(2)	$4.50	$5.42	$14.82	$5.30
Maximum offering price per share	$4.50	$5.42	$14.82	$5.30
Class I:
Net assets	$455	$219,657,327	$18,428,828	$538
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	101	39,999,676	1,143,910	101
Net asset value and redemption price per share	$4.50	$5.49	$16.11	$5.33
Maximum offering price per share	$4.50	$5.49	$16.11	$5.33
Class Q:
Net assets	n/a	n/a	$5,119,691	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	307,489	n/a
Net asset value and redemption price per share	n/a	n/a	$16.65	n/a
Maximum offering price per share	n/a	n/a	$16.65	n/a
Class W:
Net assets	n/a	n/a	$35,872	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	2,129	n/a
Net asset value and redemption price per share	n/a	n/a	$16.85	n/a
Maximum offering price per share	n/a	n/a	$16.85	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008

			ING	ING
		ING	Index Plus	International
	ING	Greater	International	Capital
	Foreign	China	Equity	Appreciation
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$306,285,392	$25,235,351	$102,951,516	$49,964,322
Short-term investments**	7,449,055	—	—	—
Short-term investments in affiliates at amortized cost	15,469,336	—	—	—
Cash	—	39,066	845,869	99,005
Foreign currencies at value***	15,861,673	26,876	4,400,141	—
Receivables:
Investment securities sold	36,551,293	478,338	65	964,530
Fund shares sold	321,151	29,536	41,111	12,484
Dividends and interest	1,460,038	73,941	608,820	226,393
Unrealized appreciation on forward foreign currency contracts	23,422,334	—	—	—
Prepaid expenses	48,862	42,946	50,279	34,364
Reimbursement due from manager	—	—	241,857	—

Total assets	406,869,134	25,926,054	109,139,658	51,301,098

LIABILITIES:
Payable for investment securities purchased	46,946,795	475,429	—	526,458
Payable for fund shares redeemed	1,528,590	36,017	92,281	64,127
Payable upon receipt of securities loaned	7,602,351	—	—	—
Unrealized depreciation on forward foreign currency contracts	9,017,154	—	—	—
Payable to affiliates	487,215	39,653	128,316	45,793
Payable to custodian due to bank overdraft	166,651	—	—	—
Payable to custodian due to foreign currency overdraft****	—	—	—	106,098
Payable for directors fees	516	221	2,666	420
Other accrued expenses and liabilities	386,054	54,134	211,581	56,486
Payable for borrowings against line of credit	—	—	—	340,000

Total liabilities	66,135,326	605,454	434,844	1,139,382

NET ASSETS	$340,733,808	$25,320,600	$108,704,814	$50,161,716

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$473,508,998	$38,539,556	$209,074,684	$93,443,806
Undistributed net investment income (distributions in excess of net investment income)	(3,840,375)	1,754,292	4,340,300	1,056,223
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(100,294,397)	(201,885)	(46,071,339)	(9,838,467)
Net unrealized depreciation on investments and foreign currency related transactions	(28,640,418)	(14,771,363)	(58,638,831)	(34,499,846)

NET ASSETS	$340,733,808	$25,320,600	$108,704,814	$50,161,716

+ Including securities loaned at value	$6,888,038	$—	$—	$—
* Cost of investments in securities	$349,338,659	$40,005,814	$161,277,901	$84,454,490
** Cost of short-term investments	$7,602,351	$—	$—	$—
*** Cost of foreign currencies	$15,872,309	$27,020	$4,721,198	$—
**** Cost of foreign currency overdraft	$—	$—	$—	$106,098

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008 (continued)

			ING	ING
		ING	Index Plus	International
	ING	Greater	International	Capital
	Foreign	China	Equity	Appreciation
	Fund	Fund	Fund	Fund

Class A:
Net assets	$151,246,448	$20,481,140	$9,445,716	$1,612,429
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	12,950,289	2,217,532	1,488,104	240,482
Net asset value and redemption price per share	$11.68	$9.24	$6.35	$6.70
Maximum offering price per share (5.75%)(1)	$12.39	$9.80	$6.74	$7.11
Class B:
Net assets	$18,831,416	$1,900,536	$1,570,636	$277,792
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,683,304	209,316	249,822	42,199
Net asset value and redemption price per share(2)	$11.19	$9.08	$6.29	$6.58
Maximum offering price per share	$11.19	$9.08	$6.29	$6.58
Class C:
Net assets	$102,273,644	$2,694,220	$1,310,836	$353,676
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	9,123,617	296,448	208,596	53,609
Net asset value and redemption price per share(2)	$11.21	$9.09	$6.28	$6.60
Maximum offering price per share	$11.21	$9.09	$6.28	$6.60
Class I:
Net assets	$68,019,790	$39,020	$54,838,439	$47,917,819
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	5,707,434	4,206	8,543,926	7,121,169
Net asset value and redemption price per share	$11.92	$9.28	$6.42	$6.73
Maximum offering price per share	$11.92	$9.28	$6.42	$6.73
Class O:
Net assets	n/a	$205,684	$41,539,187	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	22,211	6,580,359	n/a
Net asset value and redemption price per share	n/a	$9.26	$6.31	n/a
Maximum offering price per share	n/a	$9.26	$6.31	n/a
Class Q:
Net assets	$66,432	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	5,663	n/a	n/a	n/a
Net asset value and redemption price per share	$11.73	n/a	n/a	n/a
Maximum offering price per share	$11.73	n/a	n/a	n/a
Class W:
Net assets	$296,078	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	23,296	n/a	n/a	n/a
Net asset value and redemption price per share	$12.71	n/a	n/a	n/a
Maximum offering price per share	$12.71	n/a	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008

	ING	ING	ING	ING
	International	International	International	International
	Equity	Growth	Real	SmallCap
	Dividend	Opportunities	Estate	Multi-Manager
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$35,303,021	$62,084,898	$406,891,066	$392,088,172
Investments in affiliates**	—	—	—	391,776
Short-term investments***	—	6,150,930	—	6,972,221
Short-term investments in affiliates at amortized cost	—	—	11,711,220	—
Cash	549,977	—	—	6,248,254
Foreign currencies at value****	55,895	295,949	91,777	964,026
Receivables:
Investment securities sold	90,532	983,219	396,795	8,167,586
Fund shares sold	834	84,482	3,107,134	745,051
Dividends and interest	97,417	334,624	2,014,997	1,545,227
Prepaid expenses	41,671	29,542	26,848	74,106
Reimbursement due from manager	20,408	—	9,716	3,905

Total assets	36,159,755	69,963,644	424,249,553	417,200,324

LIABILITIES:
Payable for investment securities purchased	—	1,184	989,954	9,090,494
Payable for fund shares redeemed	51,816	138,696	1,779,049	1,182,305
Payable upon receipt of securities loaned	—	6,221,322	—	7,042,553
Payable to affiliates	29,285	84,436	467,863	513,167
Payable to custodian due to bank overdraft	—	235,954	—	—
Payable for directors fees	1,132	18,703	521	835
Other accrued expenses and liabilities	38,221	75,668	190,739	409,552
Payable for borrowings against line of credit	—	—	—	3,330,000

Total liabilities	120,454	6,775,963	3,428,126	21,568,906

NET ASSETS	$36,039,301	$63,187,681	$420,821,427	$395,631,418

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$66,974,548	$120,059,478	$769,225,735	$842,488,646
Undistributed net investment income (distribution in excess of net investment income)	(63)	186,726	(10,247)	10,631,527
Accumulated net realized loss on investments and foreign currency related transactions	(10,277,194)	(5,056,803)	(108,529,946)	(159,372,381)
Net unrealized depreciation on investments and foreign currency related transactions	(20,657,990)	(52,001,720)	(239,864,115)	(298,116,374)

NET ASSETS	$36,039,301	$63,187,681	$420,821,427	$395,631,418

+ Including securities loaned at value	$—	$5,666,508	$—	$6,608,433
* Cost of investments in securities	$55,952,546	$114,001,970	$646,758,388	$690,226,911
** Cost of investments in affiliates	$—	$—	$—	$375,295
*** Cost of short-term investments	$—	$6,221,322	$—	$7,042,553
**** Cost of foreign currencies	$53,972	$308,982	$90,340	$967,050

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008 (continued)

	ING	ING	ING	ING
	International	International	International	International
	Equity	Growth	Real	SmallCap
	Dividend	Opportunities	Estate	Multi-Manager
	Fund	Fund	Fund	Fund

Class A:
Net assets	$1,520,567	$25,104,359	$89,623,401	$160,896,312
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	283,907	4,264,349	12,971,793	7,079,874
Net asset value and redemption price per share	$5.36	$5.89	$6.91	$22.73
Maximum offering price per share (5.75%)(1)	$5.69	$6.25	$7.33	$24.12
Class B:
Net assets	$164,539	$4,475,757	$4,003,577	$11,891,978
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	30,783	805,491	581,538	506,574
Net asset value and redemption price per share(2)	$5.35	$5.56	$6.88	$23.48
Maximum offering price per share	$5.35	$5.56	$6.88	$23.48
Class C:
Net assets	$730,239	$6,657,204	$36,660,790	$29,760,281
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	136,571	1,195,934	5,329,561	1,406,812
Net asset value and redemption price per share(2)	$5.35	$5.57	$6.88	$21.15
Maximum offering price per share	$5.35	$5.57	$6.88	$21.15
Class I:
Net assets	$33,612,246	$16,963,877	$290,226,800	$139,212,589
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	6,274,454	2,886,381	41,937,961	6,093,000
Net asset value and redemption price per share	$5.36	$5.88	$6.92	$22.85
Maximum offering price per share	$5.36	$5.88	$6.92	$22.85
Class O:
Net assets	n/a	n/a	n/a	$61,776
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	2,716
Net asset value and redemption price per share	n/a	n/a	n/a	$22.75
Maximum offering price per share	n/a	n/a	n/a	$22.75
Class Q:
Net assets	n/a	$9,986,484	n/a	$43,442,661
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	1,713,035	n/a	1,755,618
Net asset value and redemption price per share	n/a	$5.83	n/a	$24.74
Maximum offering price per share	n/a	$5.83	n/a	$24.74
Class W:
Net assets	$11,710	n/a	$306,859	$10,365,821
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	2,185	n/a	44,380	386,280
Net asset value and redemption price per share	$5.36	n/a	$6.91	$26.83
Maximum offering price per share	$5.36	n/a	$6.91	$26.83

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008

	ING	ING
	International	International	ING
	Value	Value Choice	Russia
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$1,956,416,835	$48,357,442	$222,895,209
Short-term investments**	110,326,097	—	32,130,516
Short-term investments in affiliates at amortized cost	21,129,814	—	—
Cash	150	—	24,874,542
Receivables:
Investment securities sold	123,710,357	1,587,733	22,945,545
Fund shares sold	1,638,529	16,825	677,572
Dividends and interest	15,103,419	175,973	4,888,498
Prepaid expenses	66,072	21,997	28,432

Total assets	2,228,391,273	50,159,970	308,440,314

LIABILITIES:
Payable for investment securities purchased	7,604,934	413	9,673,451
Payable for fund shares redeemed	9,917,750	1,016,156	3,644,916
Payable upon receipt of securities loaned	111,387,120	—	32,873,094
Payable to affiliates	2,733,198	55,278	372,434
Payable to custodian due to bank overdraft	—	15,199	—
Payable to custodian due to foreign currency overdraft***	3,021,923	1,366	—
Payable for directors fees	24,564	1,399	18,811
Other accrued expenses and liabilities	1,590,203	35,910	730,239

Total liabilities	136,279,692	1,125,721	47,312,945

NET ASSETS	$2,092,111,581	$49,034,249	$261,127,369

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,968,551,186	$76,742,270	$405,877,023
Undistributed net investment income	63,338,094	557,203	—
Accumulated net realized gain (loss) on investments and foreign currency related transactions	256,975,690	(1,044,972)	81,796,694
Net unrealized depreciation on investments and foreign currency related transactions	(1,196,753,389)	(27,220,252)	(226,546,348)

NET ASSETS	$2,092,111,581	$49,034,249	$261,127,369

+ Including securities loaned at value	$100,135,669	$—	$31,708,315
* Cost of investments in securities	$3,159,672,707	$75,597,882	$448,548,296
** Cost of short-term investments	$111,387,120	$—	$32,873,094
*** Cost of foreign currency overdraft	$3,009,379	$1,332	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008 (continued)

	ING	ING
	International	International	ING
	Value	Value Choice	Russia
	Fund	Fund	Fund

Class A:
Net assets	$931,161,998	$8,939,869	$261,127,369
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$—	$—
Shares outstanding	83,633,665	1,182,801	10,201,207
Net asset value and redemption price per share	$11.13	$7.56	$25.60
Maximum offering price per share (5.75%)(1)	$11.81	$8.02	$27.16
Class B:
Net assets	$85,873,276	$1,738,374	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.01	$—	n/a
Shares outstanding	7,890,386	233,739	n/a
Net asset value and redemption price per share(2)	$10.88	$7.44	n/a
Maximum offering price per share	$10.88	$7.44	n/a
Class C:
Net assets	$326,811,972	$2,267,459	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.01	$—	n/a
Shares outstanding	30,283,030	304,004	n/a
Net asset value and redemption price per share(2)	$10.79	$7.46	n/a
Maximum offering price per share	$10.79	$7.46	n/a
Class I:
Net assets	$735,621,537	$36,088,547	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.01	$—	n/a
Shares outstanding	65,921,935	4,770,258	n/a
Net asset value and redemption price per share	$11.16	$7.57	n/a
Maximum offering price per share	$11.16	$7.57	n/a
Class Q:
Net assets	$12,642,798	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.01	n/a	n/a
Shares outstanding	1,130,648	n/a	n/a
Net asset value and redemption price per share	$11.18	n/a	n/a
Maximum offering price per share	$11.18	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008

	ING
	Emerging	ING	ING
	Markets	Global	Diversified
	Fixed Income	Bond	International
	Fund	Fund	Fund

ASSETS:
Investments in securities at value*	$177,402,904	$100,285,342	$—
Investments in affiliates**	—	—	267,830,664
Short-term investments***	—	794,889	—
Short-term investments in affiliates at amortized cost	—	21,125,000	—
Short-term investments at amortized cost	—	568,000	—
Cash	45,642,803	11,563,563	1,123,333
Cash collateral for futures	98,600	1,994,764	—
Foreign currencies at value****	—	6,778,146	—
Receivables:
Investment securities sold on a delayed-delivery or when-issued basis	—	22,388,945	—
Investment securities sold	10,238,563	7,353,008	337,507
Fund shares sold	307,334	355,143	521,864
Dividends and interest	5,010,376	918,502	—
Variation margin	—	160,121	—
Unrealized appreciation on forward foreign currency contracts	1,776,184	4,464,332	—
Upfront payments made on swap agreements	—	45,647	—
Unrealized appreciation on swap agreements	—	944,995	—
Prepaid expenses	40,585	45,966	83,396
Reimbursement due from manager	—	19,174	150,170

Total assets	240,517,349	179,805,537	270,046,934

LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	38,012,644	—
Payable for investment securities purchased	—	22,396,713	4,493
Payable for terminated investment contracts	—	163,367	—
Payable for fund shares redeemed	25,477	687,664	1,495,521
Payable for futures variation margin	8,157	198,768	—
Unrealized depreciation on forward foreign currency contracts	3,620,004	4,059,554	—
Upfront payments received on swap agreements	—	2,549	—
Unrealized depreciation on swap agreements	—	866,400	—
Income distribution payable	—	675	—
Payable to affiliates	145,880	91,759	153,811
Payable to custodian due to foreign currency overdraft*****	4,369,669	—	—
Payable for directors fees	361	724	1,157
Other accrued expenses and liabilities	67,538	55,196	263,369

Total liabilities	8,237,086	66,536,013	1,918,351

NET ASSETS	$232,280,263	$113,269,524	$268,128,583

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$339,327,103	$118,621,609	$466,155,686
Undistributed net investment income	782,266	23,882	20,777,313
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(8,327,885)	1,074,790	(41,077,362)
Net unrealized depreciation on investments, foreign currency related transactions, futures, and swaps	(99,501,221)	(6,450,757)	(177,727,054)

NET ASSETS	$232,280,263	$113,269,524	$268,128,583

* Cost of investments in securities	$274,923,243	$107,872,266	$—
** Cost of investments in affiliates	$—	$—	$445,557,718
*** Cost of short-term investments	$—	$910,610	$—
**** Cost of foreign currencies	$—	$7,055,370	$—
***** Cost of foreign currency overdraft	$4,351,163	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2008 (continued)

	ING
	Emerging	ING	ING
	Markets	Global	Diversified
	Fixed Income	Bond	International
	Fund	Fund	Fund

Class A:
Net assets	$2,779,145	$79,450,550	$167,282,067
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	414,392	7,793,109	22,930,865
Net asset value and redemption price per share	$6.71	$10.19	$7.30
Maximum offering price per share	$6.88 (1)	$10.46 (1)	$7.75 (2)
Class B:
Net assets	$209,545	$4,085,028	$20,167,431
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	31,335	401,978	2,792,787
Net asset value and redemption price per share(3)	$6.69	$10.16	$7.22
Maximum offering price per share	$6.69	$10.16	$7.22
Class C:
Net assets	$1,017,535	$29,009,097	$78,834,425
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	152,245	2,843,781	10,933,555
Net asset value and redemption price per share(3)	$6.68	$10.20	$7.21
Maximum offering price per share	$6.68	$10.20	$7.21
Class I:
Net assets	$228,274,038	$502,999	$15,596
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	34,124,602	49,271	2,135
Net asset value and redemption price per share	$6.69	$10.21	$7.30
Maximum offering price per share	$6.69	$10.21	$7.30
Class O:
Net assets	n/a	$221,850	$140,170
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	21,855	19,217
Net asset value and redemption price per share	n/a	$10.15	$7.29
Maximum offering price per share	n/a	$10.15	$7.29
Class R:
Net assets	n/a	n/a	$182,563
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	25,283
Net asset value and redemption price per share	n/a	n/a	$7.22
Maximum offering price per share	n/a	n/a	$7.22
Class W:
Net assets	n/a	n/a	$1,506,331
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	206,489
Net asset value and redemption price per share	n/a	n/a	$7.29
Maximum offering price per share	n/a	n/a	$7.29

(1)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Maximum offering price is 5.75% and computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2008

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$14,287,405	$2,580,793	$47,024,008	$1,980,620
Interest	69,793	6,570	841,511	120,168
Securities lending income, net	112,977	—	696,647	162,461

Total investment income	14,470,175	2,587,363	48,562,166	2,263,249

EXPENSES:
Investment management fees	1,921,120	1,183,178	11,202,285	1,076,022
Distribution and service fees:
Class A	305,554	352,700	2,610,344	154,334
Class B	403,751	—	408,133	149,987
Class C	898,175	—	2,410,335	339,081
Class O	53,929	—	50,489	—
Class Q	—	—	—	5,466
Transfer agent fees:
Class A	191,365	149,162	1,888,451	93,863
Class B	63,586	—	73,466	25,076
Class C	141,732	—	434,467	55,790
Class I	266	—	55,290	1,204
Class O	32,986	—	36,425	—
Class Q	—	—	—	327
Class W	14	—	8,186	—
Administrative service fees	274,441	141,088	1,537,802	117,223
Shareholder reporting expense	316,284	100,090	1,420,133	70,376
Registration fees	98,203	53,738	192,631	62,195
Professional fees	44,933	25,362	144,842	21,041
Custody and accounting expense	94,278	38,370	519,348	31,937
Directors fees	8,562	2,928	42,106	10,301
Miscellaneous expense	11,940	9,276	38,006	9,726
Interest expense	456	7,001	1,725	832
Foreign overdraft expense	19,829	—	—	—

Total expenses	4,881,404	2,062,893	23,074,464	2,224,781
Net waived and reimbursed fees	(46,818)	(276)	(7,607)	(74,748)
Brokerage commission recapture	—	—	(447)	(17,971)

Net expenses	4,834,586	2,062,617	23,066,410	2,132,062

Net investment income	9,635,589	524,746	25,495,756	131,187

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(30,213,467)	6,588,019	(220,841,645)	6,461,914
Foreign currency related transactions	(631,243)	(23,721)	(602,190)	(91,681)

Net realized gain (loss) on investments and foreign currency related transactions	(30,844,710)	6,564,298	(221,443,835)	6,370,233

Net change in unrealized appreciation or depreciation on:
Investments	(106,332,585)	(68,152,816)	(761,672,499)	(59,945,807)
Foreign currency related transactions	(43,417)	(32,227)	(27,631)	8,283

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(106,376,002)	(68,185,043)	(761,700,130)	(59,937,524)

Net realized and unrealized loss on investments and foreign currency related transactions	(137,220,712)	(61,620,745)	(983,143,965)	(53,567,291)

Decrease in net assets resulting from operations	$(127,585,123)	$(61,095,999)	$(957,648,209)	$(53,436,104)

* Foreign taxes withheld	$886,730	$99,620	$3,898,366	$108,121
(1) Dividends from affiliates	$—	$12,150	$243,833	$5,392

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2008

	ING	ING		ING
	Asia-Pacific	Disciplined	ING	European
	Real	International	Emerging	Real
	Estate	SmallCap	Countries	Estate
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$197,766	$9,416,705	$8,324,779	$165,579
Interest	3,486	1,015,599	673,679	3,256
Securities lending income, net	—	—	152,335	—

Total investment income	201,252	10,432,304	9,150,793	168,835

EXPENSES:
Investment management fees	59,451	2,131,092	3,044,161	51,356
Distribution and service fees:
Class A	10,782	235	519,164	12,633
Class B	197	44	118,167	103
Class C	16,120	425	395,060	712
Class Q	—	—	37,420	—
Transfer agent fees:
Class A	6,890	45	187,671	5,205
Class B	7	2	14,935	15
Class C	577	22	49,941	81
Class I	1	4,473	11,759	—
Class Q	—	—	7,278	—
Class W	—	—	17	—
Administrative service fees	5,945	355,178	243,529	5,135
Shareholder reporting expense	2,520	54,848	205,088	2,789
Registration fees	13,040	52,428	92,922	14,234
Professional fees	15,281	50,838	35,356	17,886
Custody and accounting expense	27,936	265,630	297,644	16,865
Directors fees	1,738	10,364	9,551	2,402
Offering expense	95,526	—	—	93,519
Miscellaneous expense	3,117	15,617	13,771	6,632
Interest expense	—	14,677	11,290	—

Total expenses	259,128	2,955,918	5,294,724	229,567
Net waived and reimbursed fees	(142,894)	—	(237,321)	(138,639)
Brokerage commission recapture	—	—	(43,884)	—

Net expenses	116,234	2,955,918	5,013,519	90,928

Net investment income	85,018	7,476,386	4,137,274	77,907

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(2,015,703)	(72,489,793)	(63,120,629)	(1,146,491)
Foreign currency related transactions	(28,539)	18,800	(1,129,591)	(23,492)

Net realized loss on investments and foreign currency related transactions	(2,044,242)	(72,470,993)	(64,250,220)	(1,169,983)

Net change in unrealized appreciation or depreciation on:
Investments	(3,417,262)	(163,316,064)	(112,316,226)	(1,678,154)
Foreign currency related transactions	955	268,556	(12,051)	(1,100)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(3,416,307)	(163,047,508)	(112,328,277)	(1,679,254)

Net realized and unrealized loss on investments and foreign currency related transactions	(5,460,549)	(235,518,501)	(176,578,497)	(2,849,237)

Decrease in net assets resulting from operations	$(5,375,531)	$(228,042,115)	$(172,441,223)	$(2,771,330)

* Foreign taxes withheld	$20,239	$956,791	$706,291	$26,944
(1) Dividends from affiliates	$1,438	$—	$—	$652

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2008

			ING	ING
		ING	Index Plus	International
	ING	Greater	International	Capital
	Foreign	China	Equity	Appreciation
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$14,534,000	$1,314,461	$6,768,633	$2,586,595
Interest	1,101,840	21,541	297,839	145,328
Securities lending income, net	188,212	—	—	—

Total investment income	15,824,052	1,336,002	7,066,472	2,731,923

EXPENSES:
Investment management fees	6,139,143	672,510	1,150,534	1,044,605
Distribution and service fees:
Class A	741,749	116,587	41,747	10,696
Class B	380,723	48,725	31,685	7,179
Class C	1,865,596	68,723	22,963	9,350
Class O	—	128	161,422	—
Class Q	1,643	—	—	—
Transfer agent fees:
Class A	283,379	64,909	71,410	3,623
Class B	36,392	6,797	13,770	614
Class C	178,180	9,601	9,842	790
Class I	16,106	63	4,135	3,596
Class O	—	71	279,472	—
Class Q	34	—	—	—
Class W	7	—	—	—
Administrative service fees	627,837	58,478	209,188	122,893
Shareholder reporting expense	286,423	26,906	172,571	12,807
Registration fees	108,290	66,184	78,736	59,224
Professional fees	66,125	15,577	98,592	14,238
Custody and accounting expense	667,681	73,890	140,544	58,190
Directors fees	20,092	1,176	8,868	2,230
Miscellaneous expense	20,818	5,637	22,841	4,966
Interest expense	2,763	875	52,262	3,370
Foreign overdraft expense	—	—	267,146	—

Total expenses	11,442,981	1,236,837	2,837,728	1,358,371
Net recouped (waived and reimbursed) fees	(31,310)	(1)	(900,183)	66,285
Brokerage commission recapture	(5,073)	—	—	(3,066)

Net expenses	11,406,598	1,236,836	1,937,545	1,421,590

Net investment income	4,417,454	99,166	5,128,927	1,310,333

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	(98,278,832)	2,393,183	(47,890,487)	(8,119,504)
Foreign currency related transactions	(13,646,911)	(38,797)	(610,889)	(240,497)
Futures	—	—	2,338,608	—

Net realized gain (loss) on investments, foreign currency related transactions, and futures	(111,925,743)	2,354,386	(46,162,768)	(8,360,001)

Net change in unrealized appreciation or depreciation on:
Investments	(256,093,107)	(47,932,045)	(75,097,252)	(62,260,229)
Foreign currency related transactions	21,570,344	(1,365)	(349,909)	(8,896)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(234,522,763)	(47,933,410)	(75,447,161)	(62,269,125)

Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(346,448,506)	(45,579,024)	(121,609,929)	(70,629,126)

Decrease in net assets resulting from operations	$(342,031,052)	$(45,479,858)	$(116,481,002)	$(69,318,793)

* Foreign taxes withheld	$1,659,112	$116,293	$721,041	$267,060
(1) Dividends from affiliates	$87,076	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2008

	ING	ING		ING
	International	International	ING	International
	Equity	Growth	International	SmallCap
	Dividend	Opportunities	Real Estate	Multi-Manager
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,812,816	$2,552,617	$19,144,421	$23,530,276
Interest	56,972	6,938	424,229	590,200
Securities lending income, net	—	46,577	—	419,886

Total investment income	2,869,788	2,606,132	19,568,650	24,540,362

EXPENSES:
Investment management fees	406,444	1,191,453	5,449,831	7,916,854
Distribution and service fees:
Class A	8,157	129,567	491,898	1,240,697
Class B	2,488	118,384	78,751	363,589
Class C	13,881	152,469	849,931	685,971
Class O	—	—	—	37
Class Q	—	59,725	—	230,927
Transfer agent fees:
Class A	4,814	64,882	179,531	354,981
Class B	352	14,907	7,175	36,388
Class C	2,037	19,092	77,409	68,686
Class I	22,648	2,023	55,368	112,315
Class O	—	—	—	15
Class Q	77	2,885	—	37,364
Class S	28	—	—	—
Class W	—	—	263	605
Administrative service fees	54,192	119,144	588,103	825,270
Shareholder reporting expense	9,956	115,460	173,694	368,939
Registration fees	63,962	63,914	87,306	143,101
Professional fees	14,125	30,016	46,206	206,597
Custody and accounting expense	46,201	83,594	306,692	659,085
Directors fees	2,172	3,827	15,836	24,699
Offering expense	70,682	—	—	—
Miscellaneous expense	6,007	13,800	14,358	36,861
Interest expense	—	5,772	2,705	108,972

Total expenses	728,223	2,190,914	8,425,057	13,421,953
Net recouped (waived and reimbursed) fees	(122,873)	(31,854)	137,094	(89)
Brokerage commission recapture	—	—	—	(10,373)

Net expenses	605,350	2,159,060	8,562,151	13,411,491

Net investment income	2,264,438	447,072	11,006,499	11,128,871

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized loss on:
Investments (net of Indian capital gains tax withheld)**	(9,991,605)	(5,096,807)	(91,534,522)	(157,669,074)
Foreign currency related transactions	(297,232)	(112,209)	(738,804)	(1,147,362)

Net realized loss on investments and foreign currency related transactions	(10,288,837)	(5,209,016)	(92,273,326)	(158,816,436)

Net change in unrealized appreciation or depreciation on:
Investments	(24,079,693)	(77,305,228)	(314,324,666)	(509,341,588)
Foreign currency related transactions	(7,936)	(38,041)	(10,627)	267,370

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(24,087,629)	(77,343,269)	(314,335,293)	(509,074,218)

Net realized and unrealized loss on investments and foreign currency related transactions, and futures	(34,376,466)	(82,552,285)	(406,608,619)	(667,890,654)

Decrease in net assets resulting from operations	$(32,112,028)	$(82,105,213)	$(395,602,120)	$(656,761,783)

* Foreign taxes withheld	$307,338	$225,550	$2,464,573	$2,371,564
** Foreign tax on sale of Indian investments	$—	$40,004	$—	$23,280
(1) Dividends from affiliates	$—	$89,024	$97,662	$2,573

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2008

		ING
	ING	International
	International	Value	ING
	Value	Choice	Russia
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$136,676,276	$1,525,096	$11,007,833
Interest	1,426,213	75,899	113,014
Securities lending income, net	851,049	—	760,593

Total investment income	138,953,538	1,600,995	11,881,440

EXPENSES:
Investment management fees	39,611,610	757,506	10,207,354
Distribution and service fees:
Class A	5,006,016	36,872	2,041,471
Class B	1,884,057	30,816	—
Class C	5,829,967	38,955	—
Class Q	52,661	—	—
Transfer agent fees:
Class A	1,526,757	15,601	789,917
Class B	175,237	3,215	—
Class C	534,090	4,061	—
Class I	865,404	2,859	—
Class Q	11,476	—	—
Administrative service fees	3,961,108	75,749	816,580
Shareholder reporting expense	1,306,285	21,741	470,864
Registration fees	108,305	48,541	57,184
Professional fees	314,210	15,849	66,564
Custody and accounting expense	1,179,413	28,068	2,256,540
Directors fees	115,722	1,810	38,332
Miscellaneous expense	774,291	9,835	11,270
Interest expense	57,989	261	25,617

Total expenses	63,314,598	1,091,739	16,781,693
Net recouped (waived and reimbursed) fees	(587,700)	19,213	—
Brokerage commission recapture	(154,041)	(2,659)	—

Net expenses	62,572,857	1,108,293	16,781,693

Net investment income (loss)	76,380,681	492,702	(4,900,253)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	518,317,287	(237,571)	165,653,180
Foreign currency related transactions	(13,210,374)	(163,819)	(95,243)

Net realized gain (loss) on investments and foreign currency related transactions	505,106,913	(401,390)	165,557,937

Net change in unrealized appreciation or depreciation on:
Investments	(2,422,088,781)	(35,729,481)	(675,569,278)
Foreign currency related transactions	7,358,563	20,682	(151,924)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(2,414,730,218)	(35,708,799)	(675,721,202)

Net realized and unrealized loss on investments and foreign currency related transactions	(1,909,623,305)	(36,110,189)	(510,163,265)

Decrease in net assets resulting from operations	$(1,833,242,624)	$(35,617,487)	$(515,063,518)

* Foreign taxes withheld	$14,233,084	$132,497	$1,880,909
(1) Dividends from affiliates	$45,276	$4,723	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2008

	ING
	Emerging
	Markets	ING	ING
	Fixed	Global	Diversified
	Income	Bond	International
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends	$165,430	$—	$—
Dividends from affiliates	—	716,132	—
Dividends from affiliated underlying funds	—	—	8,821,631
Interest	23,005,092	2,301,575	—

Total investment income	23,170,522	3,017,707	8,821,631

EXPENSES:
Investment management fees	1,924,618	351,474	—
Distribution and service fees:
Class A	15,601	164,591	820,374
Class B	3,471	27,411	365,716
Class C	17,128	188,855	1,459,396
Class O	—	103	68
Class R	—	—	1,652
Transfer agent fees:
Class A	2,473	43,998	362,225
Class B	144	1,901	40,599
Class C	709	13,169	162,846
Class I	7,681	49	28
Class O	—	34	97
Class R	—	—	361
Class W	—	—	1,854
Administrative service fees	300,110	87,867	511,849
Shareholder reporting expense	45,255	13,957	270,689
Registration fees	68,855	67,467	120,150
Professional fees	44,433	14,730	100,880
Custody and accounting expense	120,598	72,245	35,962
Directors fees	8,911	2,554	16,334
Miscellaneous expense	6,998	13,480	22,928
Interest expense	607	837	—
Foreign overdraft expense	51,171	16,587	—

Total expenses	2,618,763	1,081,309	4,294,008
Net waived and reimbursed fees	—	(107,136)	(1,337,950)

Net expenses	2,618,763	974,173	2,956,058

Net investment income	20,551,759	2,043,534	5,865,573

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENTS IN AFFILIATED UNDERLYING FUNDS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	(8,196,900)	1,342,139	—
Distributions of realized gains from affiliated underlying funds	—	—	40,616,904
Sale of investments in affiliated underlying funds	—	—	(59,139,484)
Foreign currency related transactions	(5,040,473)	1,690,360	—
Futures	549,810	164,762	—
Swaps	—	(18,705)	—
Written options	—	8,160	—

Net realized gain (loss) on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	(12,687,563)	3,186,716	(18,522,580)

Net change in unrealized appreciation or depreciation on:
Investments	(98,188,231)	(8,952,481)	—
Investments in affiliated underlying funds	—	—	(292,969,322)
Foreign currency related transactions	(2,096,695)	(9,778)	—
Futures	109,777	1,229,015	—
Swaps	—	113,764	—

Net change in unrealized appreciation or depreciation on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, and swaps	(100,175,149)	(7,619,480)	(292,969,322)

Net realized and unrealized loss on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	(112,862,712)	(4,432,764)	(311,491,902)

Decrease in net assets resulting from operations	$(92,310,953)	$(2,389,230)	$(305,626,329)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$9,635,589	$9,943,310	$524,746	$(367,759)
Net realized gain (loss) on investments and foreign currency related transactions	(30,844,710)	27,811,655	6,564,298	26,954,117
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(106,376,002)	6,761,896	(68,185,043)	21,662,769

Increase (decrease) in net assets resulting from operations	(127,585,123)	44,516,861	(61,095,999)	48,249,127

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,919,694)	(5,670,697)	(1,172,269)	(2,937,873)
Class B	(1,311,619)	(1,472,137)	—	—
Class C	(2,963,675)	(2,980,276)	—	—
Class I	(16,676)	(8)	(25)	—
Class O	(927,480)	(499,649)	—	—
Class W	(1,617)	—	—	—
Net realized gains:
Class A	(12,404,290)	(5,696,724)	(27,001,614)	(3,999,909)
Class B	(3,985,012)	(2,232,186)	—	—
Class C	(8,739,875)	(3,980,153)	—	—
Class I	(77)	—	(401)	—
Class O	(1,777,436)	(83,443)	—	—
Return of capital:
Class A	(432,988)	—	—	—
Class B	(143,749)	—	—	—
Class C	(322,744)	—	—	—
Class I	(1,297)	—	—	—
Class O	(80,273)	—	—	—
Class W	(86)	—	—	—

Total distributions	(38,028,588)	(22,615,273)	(28,174,309)	(6,937,782)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	50,356,257	202,562,312	20,082,371	16,678,962
Reinvestment of distributions	26,212,767	14,663,596	25,092,370	6,190,526

	76,569,024	217,225,908	45,174,741	22,869,488
Cost of shares redeemed	(151,235,644)	(81,136,802)	(29,532,033)	(27,924,321)

Net increase (decrease) in net assets resulting from capital share transactions	(74,666,620)	136,089,106	15,642,708	(5,054,833)

Net increase (decrease) in net assets	(240,280,331)	157,990,694	(73,627,600)	36,256,512

NET ASSETS:
Beginning of year	389,264,276	231,273,582	157,368,935	121,112,423

End of year	$148,983,945	$389,264,276	$83,741,335	$157,368,935

Undistributed net investment income (distributions in excess of net investment income) at end of year	$(917)	$2,265,845	$—	$515,975

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Real Estate Fund		ING Global Value Choice Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$25,495,756	$9,309,818	$131,187	$(279,174)
Net realized gain (loss) on investments and foreign currency related transactions	(221,443,835)	3,038,303	6,370,233	20,403,387
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(761,700,130)	111,748,957	(59,937,524)	11,089,799

Increase (decrease) in net assets resulting from operations	(957,648,209)	124,097,078	(53,436,104)	31,214,012

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(38,019,770)	(36,353,919)	(330,676)	—
Class B	(1,594,287)	(2,289,473)	—	—
Class C	(8,408,664)	(9,440,529)	(28,732)	—
Class I	(6,003,778)	(1,235,834)	(77,786)	—
Class O	(781,015)	(800,532)	—	—
Class Q	—	—	(15,997)	—
Class W	(687,839)	—	—	—
Net realized gains:
Class A	(1,914,849)	(7,533,675)	—	—
Class B	(111,208)	(577,495)	—	—
Class C	(570,013)	(2,018,085)	—	—
Class I	(144,690)	(167,262)	—	—
Class O	(44,110)	(47,650)	—	—

Total distributions	(58,280,223)	(60,464,454)	(453,191)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,452,693,092	1,452,457,984	48,823,856	23,951,269
Reinvestment of distributions	45,987,277	46,781,605	305,217	—

	1,498,680,369	1,499,239,589	49,129,073	23,951,269
Cost of shares redeemed	(760,365,301)	(602,805,919)	(52,760,826)	(30,529,879)

Net increase (decrease) in net assets resulting from capital share transactions	738,315,068	896,433,670	(3,631,753)	(6,578,610)

Net increase (decrease) in net assets	(277,613,364)	960,066,294	(57,521,048)	24,635,402

NET ASSETS:
Beginning of year	1,579,571,445	619,505,151	130,683,159	106,047,757

End of year	$1,301,958,081	$1,579,571,445	$73,162,111	$130,683,159

Undistributed net investment income (distributions in excess of net investment income) at end of year	$(42,244,315)	$(8,882,330)	$(3,478)	$409,172

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Asia-Pacific Real Estate Fund	ING Disciplined International SmallCap Fund
	Year Ended	Year Ended	December 20, 2006(1)
	October 31,	October 31,	to October 31,
	2008	2008	2007

FROM OPERATIONS:
Net investment income	$85,018	$7,476,386	$2,228,967
Net realized gain (loss) on investments and foreign currency related transactions	(2,044,242)	(72,470,993)	2,282,503
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(3,416,307)	(163,047,508)	22,941,221

Increase (decrease) in net assets resulting from operations	(5,375,531)	(228,042,115)	27,452,691

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(59,954)	(541)	—
Class B	(206)	(2)	—
Class C	(8,444)	(25)	—
Class I	(12)	(2,965,190)	—
Net realized gains:
Class A	—	(1,783)	—
Class B	—	(84)	—
Class C	—	(892)	—
Class I	—	(7,916,891)	—

Total distributions	(68,616)	(10,885,408)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,425,429	185,423,219	492,620,976
Reinvestment of distributions	7,752	10,885,000	—

	13,433,181	196,308,219	492,620,976
Cost of shares redeemed	(1,293,847)	(203,364,251)	(54,286,888)

Net increase (decrease) in net assets resulting from capital share transactions	12,139,334	(7,056,032)	438,334,088

Net increase (decrease) in net assets	6,695,187	(245,983,555)	465,786,779

NET ASSETS:
Beginning of period	—	465,786,779	—

End of period	$6,695,187	$219,803,224	$465,786,779

Undistributed net investment income at end of period	$10,178	$7,905,967	$2,461,339

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Emerging Countries Fund		ING European Real Estate Fund
	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2008	2007	2008

FROM OPERATIONS:
Net investment income	$4,137,274	$3,516,628	$77,907
Net realized gain (loss) on investments and foreign currency related transactions	(64,250,220)	46,867,839	(1,169,983)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(112,328,277)	39,650,088	(1,679,254)

Increase (decrease) in net assets resulting from operations	(172,441,223)	90,034,555	(2,771,330)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,167,642)	(1,896,150)	(76,349)
Class B	(57,378)	(83,261)	(197)
Class C	(291,243)	(323,450)	(619)
Class I	(594,705)	(446,558)	(15)
Class M	—	(13,746)	—
Class Q	(242,630)	(179,954)	—
Net realized gains:
Class A	(5,291,718)	—	—
Class B	(440,600)	—	—
Class C	(1,550,833)	—	—
Class I	(1,150,536)	—	—
Class Q	(551,176)	—	—
Class W	(11)	—	—

Total distributions	(12,338,472)	(2,943,119)	(77,180)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	76,881,539	112,724,921	6,945,489
Reinvestment of distributions	10,561,811	2,492,354	14,148

	87,443,350	115,217,275	6,959,637
Cost of shares redeemed	(130,619,438)	(79,923,522)	(895,509)

Net increase (decrease) in net assets resulting from capital share transactions	(43,176,088)	35,293,753	6,064,128

Net increase (decrease) in net assets	(227,955,783)	122,385,189	3,215,618

NET ASSETS:
Beginning of year	330,644,479	208,259,290	—

End of year	$102,688,696	$330,644,479	$3,215,618

Undistributed net investment income at end of year	$2,746,170	$3,092,434	$95,557

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Foreign Fund		ING Greater China Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$4,417,454	$2,085,807	$99,166	$210,200
Net realized gain (loss) on investments and foreign currency related transactions	(111,925,743)	47,020,133	2,354,386	7,910,177
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(234,522,763)	111,918,325	(47,933,410)	29,642,227

Increase (decrease) in net assets resulting from operations	(342,031,052)	161,024,265	(45,479,858)	37,762,604

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(206,726)	(127,574)
Class B	—	—	—	(9,360)
Class C	—	—	—	(5,789)
Class I	—	—	(210)	(143)
Net realized gains:
Class A	(20,918,671)	(8,170,693)	(6,348,739)	(219)
Class B	(3,020,180)	(1,424,431)	(607,794)	(24)
Class C	(13,831,219)	(5,882,217)	(1,066,835)	(21)
Class I	(6,602,918)	(2,373,358)	(4,310)	—
Class Q	(50,212)	(43,762)	—	—

Total distributions	(44,423,200)	(17,894,461)	(8,234,614)	(143,130)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	177,808,541	228,656,436	21,915,224	51,182,704
Reinvestment of distributions	32,055,604	12,389,371	5,628,333	73,388

	209,864,145	241,045,807	27,543,557	51,256,092
Cost of shares redeemed	(224,896,551)	(116,454,629)	(42,164,045)	(23,031,761)

Net increase (decrease) in net assets resulting from capital share transactions	(15,032,406)	124,591,178	(14,620,488)	28,224,331

Net increase (decrease) in net assets	(401,486,658)	267,720,982	(68,334,960)	65,843,805

NET ASSETS:
Beginning of year	742,220,466	474,499,484	93,655,560	27,811,755

End of year	$340,733,808	$742,220,466	$25,320,600	$93,655,560

Undistributed net investment income (distributions in excess of net investment income) at end of year	$(3,840,375)	$6,305,480	$1,754,292	$197,081

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus International Equity Fund		ING International Capital Appreciation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$5,128,927	$1,813,920	$1,310,333	$420,935
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(46,162,768)	12,541,967	(8,360,001)	5,266,719
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(75,447,161)	7,978,045	(62,269,125)	24,274,753

Increase (decrease) in net assets resulting from operations	(116,481,002)	22,333,932	(69,318,793)	29,962,407

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(28,649)	(87,342)	(46,790)	(23,107)
Class B	(8,557)	(1,478)	(6,221)	(260)
Class C	(13,088)	(2,010)	(7,324)	(23)
Class I	(2,125,491)	(863,636)	(1,713,778)	(383,682)
Class O	(19)	—	—	—
Net realized gains:
Class A	(221,431)	(291,175)	(171,474)	(108,029)
Class B	(74,576)	(6,890)	(29,527)	(1,967)
Class C	(113,554)	(12,818)	(33,222)	(1,476)
Class I	(11,934,519)	(1,953,787)	(4,964,217)	(1,126,292)
Class O	(106)	—	—	—

Total distributions	(14,519,990)	(3,219,136)	(6,972,553)	(1,644,836)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	110,662,967	62,111,210	24,115,204	73,718,329
Proceeds from shares issued in merger (Note 14)	128,431,314	—	—	—
Reinvestment of distributions	14,382,164	2,857,702	6,792,519	1,517,633

	253,476,445	64,968,912	30,907,723	75,235,962
Cost of shares redeemed	(136,788,066)	(52,958,552)	(51,860,888)	(7,155,866)

Net increase (decrease) in net assets resulting from capital share transactions	116,688,379	12,010,360	(20,953,165)	68,080,096

Net increase (decrease) in net assets	(14,312,613)	31,125,156	(97,244,511)	96,397,667

NET ASSETS:
Beginning of year	123,017,427	91,892,271	147,406,227	51,008,560

End of year	$108,704,814	$123,017,427	$50,161,716	$147,406,227

Undistributed net investment income at end of year	$4,340,300	$2,158,663	$1,056,223	$1,765,493

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Equity Dividend Fund		ING International Growth Opportunities Fund
	Year Ended	June 28, 2007(1)	Year Ended	Year Ended
	October 31,	to October 31,	October 31,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$2,264,438	$193,602	$447,072	$128,203
Net realized gain (loss) on investments and foreign currency related transactions	(10,288,837)	130,192	(5,209,016)	23,520,588
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(24,087,629)	3,429,639	(77,343,269)	11,840,950

Increase (decrease) in net assets resulting from operations	(32,112,028)	3,753,433	(82,105,213)	35,489,741

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(126,779)	—	(83,294)	(680,068)
Class B	(8,400)	—	—	(66,840)
Class C	(45,080)	—	—	(70,208)
Class I	(2,166,707)	—	(34,259)	(212,485)
Class Q	—	—	(72,032)	(379,024)
Class W	(479)	—	—	—
Net realized gains:
Class A	(15,847)	—	(9,478,153)	(5,041,992)
Class B	(884)	—	(2,585,626)	(1,473,205)
Class C	(6,628)	—	(2,917,744)	(1,405,761)
Class I	(212,974)	—	(1,529,095)	(1,170,829)
Class Q	—	—	(4,653,527)	(2,425,795)
Return of capital:
Class A	(11,426)	—	—	—
Class B	(931)	—	—	—
Class C	(5,015)	—	—	—
Class I	(179,688)	—	—	—
Class W	(40)	—	—	—

Total distributions	(2,780,878)	—	(21,353,730)	(12,926,207)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,737,239	57,663,013	48,218,002	24,042,736
Reinvestment of distributions	2,727,933	—	18,757,432	11,571,000

	27,465,172	57,663,013	66,975,434	35,613,736
Cost of shares redeemed	(17,839,256)	(110,155)	(44,157,319)	(46,253,686)

Net increase (decrease) in net assets resulting from capital share transactions	9,625,916	57,552,858	22,818,115	(10,639,950)

Net increase (decrease) in net assets	(25,266,990)	61,306,291	(80,640,828)	11,923,584

NET ASSETS:
Beginning of period	61,306,291	—	143,828,509	131,904,925

End of period	$36,039,301	$61,306,291	$63,187,681	$143,828,509

Undistributed net investment income (distributions in excess of net investment income) at end of period	$(63)	$314,015	$186,726	$118,948

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Real		ING International SmallCap
	Estate Fund		Multi-Manager Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$11,006,499	$2,572,223	$11,128,871	$6,261,927
Net realized gain (loss) on investments and foreign currency related transactions	(92,273,326)	(5,927,606)	(158,816,436)	139,620,023
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(314,335,293)	67,077,885	(509,074,218)	138,128,121

Increase (decrease) in net assets resulting from operations	(395,602,120)	63,722,502	(656,761,783)	284,010,071

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(6,762,764)	(3,122,648)	(2,482,496)	(1,450,677)
Class B	(208,426)	(87,059)	—	—
Class C	(2,311,512)	(800,946)	—	(3,361)
Class I	(9,218,250)	(1,247,020)	(2,905,473)	(1,454,644)
Class Q	—	—	(658,389)	(542,824)
Class W	(3,394)	—	—	—
Net realized gains:
Class A	—	—	(60,574,187)	—
Class B	—	—	(7,140,703)	—
Class C	—	—	(12,894,884)	—
Class I	—	—	(43,991,753)	—
Class O	—	—	(1)	—
Class Q	—	—	(14,059,252)	—
Class W	—	—	(131)	—
Return of capital:
Class A	(3,653,580)	—	—	—
Class B	(146,325)	—	—	—
Class C	(1,612,691)	—	—	—
Class I	(4,371,301)	—	—	—
Class W	(1,599)	—	—	—

Total distributions	(28,289,842)	(5,257,673)	(144,707,269)	(3,451,506)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	609,238,402	476,221,868	267,975,778	582,975,064
Reinvestment of distributions	13,626,372	3,314,796	106,441,115	2,386,090

	622,864,774	479,536,664	374,416,893	585,361,154
Cost of shares redeemed	(309,952,586)	(97,047,896)	(378,623,842)	(251,064,888)

Net increase (decrease) in net assets resulting from capital share transactions	312,912,188	382,488,768	(4,206,949)	334,296,266

Net increase (decrease) in net assets	(110,979,774)	440,953,597	(805,676,001)	614,854,831

NET ASSETS:
Beginning of year	531,801,201	90,847,604	1,201,307,419	586,452,588

End of year	$420,821,427	$531,801,201	$395,631,418	$1,201,307,419

Undistributed net investment income (distributions in excess of net investment income) at end of year	$(10,247)	$18,780,674	$10,631,527	$6,310,276

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING International Value
	ING International Value Fund		Choice Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$76,380,681	$56,997,675	$492,702	$961,863
Net realized gain (loss) on investments and foreign currency related transactions	505,106,913	773,210,681	(401,390)	11,127,404
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(2,414,730,218)	111,070,822	(35,708,799)	5,114,818

Increase (decrease) in net assets resulting from operations	(1,833,242,624)	941,279,178	(35,617,487)	17,204,085

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(20,593,112)	(18,482,190)	(112,875)	(98,246)
Class B	(250,157)	(533,208)	(307)	—
Class C	(2,488,818)	(1,845,996)	—	—
Class I	(29,292,792)	(22,422,943)	(693,103)	(317,928)
Class Q	(353,269)	(267,155)	—	—
Net realized gains:
Class A	(304,767,165)	(197,689,141)	(2,221,665)	(310,768)
Class B	(41,150,109)	(36,175,155)	(507,826)	(60,618)
Class C	(110,803,630)	(73,056,964)	(656,889)	(75,307)
Class I	(313,841,980)	(171,997,304)	(8,389,969)	(671,110)
Class Q	(3,792,184)	(2,584,599)	—	—

Total distributions	(827,333,216)	(525,054,655)	(12,582,634)	(1,533,977)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	671,204,202	981,748,449	29,490,166	62,085,850
Reinvestment of distributions	592,109,119	372,072,665	11,960,549	1,417,746

	1,263,313,321	1,353,821,114	41,450,715	63,503,596
Cost of shares redeemed	(1,909,403,374)	(1,219,257,275)	(29,962,847)	(56,041,699)

Net increase (decrease) in net assets resulting from capital share transactions	(646,090,053)	134,563,839	11,487,868	7,461,897

Net increase (decrease) in net assets	(3,306,665,893)	550,788,362	(36,712,253)	23,132,005

NET ASSETS:
Beginning of year	5,398,777,474	4,847,989,112	85,746,502	62,614,497

End of year	$2,092,111,581	$5,398,777,474	$49,034,249	$85,746,502

Undistributed net investment income at end of year	$63,338,094	$52,954,318	$557,203	$809,824

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Emerging Markets
	ING Russia Fund		Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$(4,900,253)	$(4,511,889)	$20,551,759	$7,527,851
Net realized gain (loss) on investments, foreign currency related transactions, and futures	165,557,937	142,284,643	(12,687,563)	(723,798)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(675,721,202)	177,636,410	(100,175,149)	406,474

Increase (decrease) in net assets resulting from operations	(515,063,518)	315,409,164	(92,310,953)	7,210,527

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(292,759)	(1,326,791)
Class B	—	—	(13,847)	(17,775)
Class C	—	—	(66,887)	(40,349)
Class I	—	—	(14,370,474)	(6,243,283)
Net realized gains:
Class A	(137,654,710)	(43,574,710)	—	(71,166)
Class B	—	—	—	(814)
Class C	—	—	—	(946)
Return of capital:
Class A	—	—	(104,244)	—
Class B	—	—	(6,301)	—
Class C	—	—	(31,271)	—
Class I	—	—	(5,361,910)	—

Total distributions	(137,654,710)	(43,574,710)	(20,247,693)	(7,701,124)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	221,879,155	280,987,914	133,122,757	310,896,270
Reinvestment of distributions	116,874,956	37,402,991	20,075,844	6,461,870

	338,754,111	318,390,905	153,198,601	317,358,140
Redemption fee proceeds (Note 4)	1,344,090	3,086,432	—	—
Cost of shares redeemed	(348,756,344)	(422,755,301)	(124,022,111)	(27,962,963)

Net increase (decrease) in net assets resulting from capital share transactions	(8,658,143)	(101,277,964)	29,176,490	289,395,177

Net increase (decrease) in net assets	(661,376,371)	170,556,490	(83,382,156)	288,904,580

NET ASSETS:
Beginning of year	922,503,740	751,947,250	315,662,419	26,757,839

End of year	$261,127,369	$922,503,740	$232,280,263	$315,662,419

Undistributed net investment income at end of year	$—	$—	$782,266	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Diversified
	ING Global Bond Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$2,043,534	$823,069	$5,865,573	$431,276
Net realized gain (loss) on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	3,186,716	798,273	(18,522,580)	7,816,137
Net change in unrealized appreciation or depreciation on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, and swaps	(7,619,480)	939,686	(292,969,322)	97,142,153

Increase (decrease) in net assets resulting from operations	(2,389,230)	2,561,028	(305,626,329)	105,389,566

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,359,515)	(1,111,960)	(6,883,232)	(968,683)
Class B	(100,198)	(6,982)	(519,915)	(17,195)
Class C	(710,709)	(15,266)	(2,156,592)	(76,872)
Class I	(9,087)	(47)	(586)	(55)
Class O	(1,127)	—	—	—
Class R	—	—	(6,279)	(472)
Net realized gains:
Class A	(369,378)	(443,199)	(2,346,495)	—
Class B	(6,552)	(718)	(269,552)	—
Class C	(30,696)	(756)	(1,057,058)	—
Class I	(12)	(18)	(180)	—
Class R	—	—	(2,520)	—

Total distributions	(4,587,274)	(1,578,946)	(13,242,409)	(1,063,277)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	125,112,248	4,813,090	166,546,295	299,856,179
Reinvestment of distributions	2,140,936	44,534	9,865,969	792,330

	127,253,184	4,857,624	176,412,264	300,648,509
Cost of shares redeemed	(37,864,589)	(830,470)	(185,570,371)	(71,791,916)

Net increase (decrease) in net assets resulting from capital share transactions	89,388,595	4,027,154	(9,158,107)	228,856,593

Net increase (decrease) in net assets	82,412,091	5,009,236	(328,026,845)	333,182,882

NET ASSETS:
Beginning of year	30,857,433	25,848,197	596,155,428	262,972,546

End of year	$113,269,524	$30,857,433	$268,128,583	$596,155,428

Undistributed net investment income at end of year	$23,882	$24,974	$20,777,313	$3,523,584

See Accompanying Notes to Financial Statements

ING Global Equity Dividend Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended October 31,
	2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$16.84	15.76		13.07	12.41		10.49
Income (loss) from investment operations:
Net investment income	$0.56	0.54	*	0.54	0.47	*	0.44
Net realized and unrealized gain (loss) on investments	$(6.84)	1.84		2.85	0.92		1.87
Total from investment operations	$(6.28)	2.38		3.39	1.39		2.31
Less distributions from:
Net investment income	$0.54	0.55		0.51	0.54		0.39
Net realized gains on investments	$1.20	0.75		0.19	0.19		—
Return of capital	$0.05	—		—	—		—
Total distributions	$1.79	1.30		0.70	0.73		0.39
Net asset value, end of year	$8.77	16.84		15.76	13.07		12.41
Total Return(1)%	(40.84)	15.80		26.56	11.45		22.59

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$63,134	182,669		108,911	73,186		11,316
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.42	1.26		1.27	1.28		3.44
Net expenses after expense waiver/recoupment(2)%	1.41	1.26		1.33	1.40		1.40
Net investment income after expense waiver/recoupment(2)%	3.85	3.31		3.76	3.60		4.39
Portfolio turnover rate %	46	36		50	57		60

	Class B
	Year Ended October 31,
	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$16.79	15.72	13.05	12.37		10.49
Income (loss) from investment operations:
Net investment income	$0.46	0.39	0.43	0.37	*	0.42
Net realized and unrealized gain (loss) on investments	$(6.82)	1.86	2.84	0.92		1.82
Total from investment operations	$(6.36)	2.25	3.27	1.29		2.24
Less distributions from:
Net investment income	$0.44	0.43	0.41	0.42		0.36
Net realized gains on investments	$1.20	0.75	0.19	0.19		—
Return of capital	$0.05	—	—	—		—
Total distributions	$1.69	1.18	0.60	0.61		0.36
Net asset value, end of year	$8.74	16.79	15.72	13.05		12.37
Total Return(1)%	(41.32)	14.94	25.55	10.65		21.92

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$21,311	58,093	44,936	28,811		3,303
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.17	2.01	2.02	2.03		4.19
Net expenses after expense waiver/recoupment(2)%	2.16	2.01	2.08	2.15		2.15
Net investment income after expense waiver/recoupment(2)%	3.11	2.53	3.05	2.83		4.03
Portfolio turnover rate %	46	36	50	57		60

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Global Equity Dividend Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$16.75	15.69	13.02	12.37		10.48
Income (loss) from investment operations:
Net investment income	$0.44	0.39	0.43	0.37	*	0.39
Net realized and unrealized gain (loss) on investments	$(6.78)	1.86	2.84	0.90		1.86
Total from investment operations	$(6.34)	2.25	3.27	1.27		2.25
Less distributions from:
Net investment income	$0.44	0.44	0.41	0.43		0.36
Net realized gains on investments	$1.20	0.75	0.19	0.19		—
Return of capital	$0.05	—	—	—		—
Total distributions	$1.69	1.19	0.60	0.62		0.36
Net asset value, end of year	$8.72	16.75	15.69	13.02		12.37
Total Return(2)%	(41.29)	14.94	25.62	10.51		21.99

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$48,567	124,765	77,426	48,965		3,655
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.17	2.01	2.02	2.03		4.19
Net expenses after expense waiver/recoupment(4)%	2.16	2.01	2.08	2.15		2.15
Net investment income after expense waiver/recoupment(4)%	3.13	2.54	3.03	2.82		3.99
Portfolio turnover rate %	46	36	50	57		60

	Class I
	Year	August 1,
	Ended	2007(1) to
	October 31,	October 31,
	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$16.83	15.81
Income (loss) from investment operations:
Net investment income	$0.47	0.12 *
Net realized and unrealized gain (loss) on investments	$(6.68)	1.03
Total from investment operations	$(6.21)	1.15
Less distributions from:
Net investment income	$0.59	0.13
Net realized gains on investments	$1.20	—
Return of capital	$0.05	—
Total distributions	$1.84	0.13
Net asset value, end of period	$8.78	16.83
Total Return(2)%	(40.49)	7.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,207	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.07	0.90
Net expense after expense waiver(3)(4)%	1.06	0.90
Net investment income after expense waiver(3)(4)%	3.16	2.98
Portfolio turnover rate %	46	36

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Global Equity Dividend Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year	November 15,
	Ended	2006(1) to
	October 31,	October 31,
	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$16.83	15.86
Income (loss) from investment operations:
Net investment income	$0.51 *	0.55 *
Net realized and unrealized gain (loss) on investments	$(6.78)	1.74
Total from investment operations	$(6.27)	2.29
Less distributions from:
Net investment income	$0.55	0.57
Net realized gains on investments	$1.20	0.75
Return of capital	$0.05	—
Total distributions	$1.80	1.32
Net asset value, end of period	$8.76	16.83
Total Return(2)%	(40.83)	15.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,695	23,737
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.42	1.26
Net expense after expense waiver(3)(4)%	1.41	1.26
Net investment income after expense waiver(3)(4)%	3.95	3.46
Portfolio turnover rate %	46	36

Class W
February 12,
2008(1) to
October 31,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$14.51
Income (loss) from investment operations:
Net investment income	$0.35
Net realized and unrealized loss on investments	$(4.83)
Total from investment operations	$(4.48)
Less distributions from:
Net investment income	$0.46
Return of capital	$0.04
Total distributions	$0.50
Net asset value, end of period	$9.53
Total Return(2)%	(31.78)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$70
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.07
Net expense after expense waiver(3)(4)%	1.06
Net investment income after expense waiver(3)(4)%	3.38
Portfolio turnover rate %	46

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING Global Natural Resources Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Year Ended October 31,
		2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year		$14.18	10.46		7.34	7.09	6.94
Income (loss) from investment operations:
Net investment income (loss)		$0.05	(0.03)		(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments		$(4.92)	4.36		3.20	0.54	0.20
Total from investment operations		$(4.87)	4.33		3.14	0.48	0.15
Less distributions from:
Net investment income		$0.11	0.26		0.02	0.23	—
Net realized gains on investments		$2.46	0.35		—	—	—
Total distributions		$2.57	0.61		0.02	0.23	—
Net asset value, end of year		$6.74	14.18		10.46	7.34	7.09
Total Return(2)%		(41.12)	43.22		42.76	6.81	2.16

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$83,713	157,367		121,112	87,441	91,756
Ratios to average net assets:
Expenses	%	1.46 †	1.44	†	1.42	1.56	1.44
Net investment income (loss)%		0.37 †	(0.28	)†	(0.61)	(0.77)	(0.69)
Portfolio turnover rate	%	116	121		158	78	77

	Class I
	Year	August 1,
	Ended	2007(1) to
	October 31,	October 31,
	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$14.19	12.07
Income from investment operations:
Net investment income	$0.12 *	0.00 **
Net realized and unrealized gain (loss) on investments	$(4.95)	2.12
Total from investment operations	$(4.83)	2.12
Less distributions from:
Net investment income	$0.15	—
Net realized gains on investments	$2.46	—
Total distributions	$2.61	—
Net asset value, end of period	$6.75	14.19
Total Return(2)%	(40.87)	17.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	2
Ratios to average net assets:
Expenses(3)%	1.11 †	1.08 †
Net investment income(3)%	1.04 †	0.09 †
Portfolio turnover rate %	116	121

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING Global Natural Resources Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

Class W
February 12,
2008(1) to
October 31,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$12.84
Income (loss) from investment operations:
Net investment income	$0.03 *
Net realized and unrealized loss on investments	$(4.48)
Total from investment operations	$(4.45)
Net asset value, end of period	$8.39
Total Return(2)%	(34.66)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$27
Ratios to average net assets:
Expenses(3)%	1.11 †
Net investment income(3)%	0.38 †
Portfolio turnover rate %	116

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended October 31,
	2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$24.19		22.23		17.14		15.40		13.06
Income (loss) from investment operations:
Net investment income	$0.33	*	0.22	*	0.20	*	0.26	*†	0.27
Net realized and unrealized gain (loss) on investments	$(11.19)		3.13		6.41		2.94	†	3.26
Total from investment operations	$(10.86)		3.35		6.61		3.20		3.53
Less distributions from:
Net investment income	$0.73		1.08		0.46		0.54		0.43
Net realized gains on investments	$0.04		0.31		1.06		0.92		0.76
Total distributions	$0.77		1.39		1.52		1.46		1.19
Net asset value, end of year	$12.56		24.19		22.23		17.14		15.40
Total Return(1)%	(46.00)		15.44		41.09		21.95		28.90

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$836,314		1,115,493		467,405		138,314		95,561
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.41		1.30		1.39		1.50		1.55
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.41	††	1.30		1.39		1.59		1.75
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.41	††	1.30		1.39		1.59		1.75
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	1.76	††	0.96		1.04		1.58	†	2.55
Portfolio turnover rate %	44		57		39		91		129

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12, increase net realized and unrealized gain on investments per share by $0.12 and decrease the ratio of net investment income to average net assets from 2.31% to 1.58% for Class A.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class B
	Year Ended October 31,
	2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$20.67		19.20		15.01		13.67		11.74
Income (loss) from investment operations:
Net investment income	$0.16	*	0.04	*	0.05	*	0.12	*†	0.14
Net realized and unrealized gain (loss) on investments	$(9.52)		2.69		5.56		2.59	†	2.90
Total from investment operations	$(9.36)		2.73		5.61		2.71		3.04
Less distributions from:
Net investment income	$0.61		0.95		0.36		0.45		0.35
Net realized gains on investments	$0.04		0.31		1.06		0.92		0.76
Total distributions	$0.65		1.26		1.42		1.37		1.11
Net asset value, end of year	$10.66		20.67		19.20		15.01		13.67
Total Return(1)%	(46.40)		14.59		40.04		21.05		27.89

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$23,663		57,837		31,677		12,302		4,736
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.16		2.05		2.14		2.25		2.30
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	2.16	††	2.05		2.14		2.34		2.50
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.16	††	2.05		2.14		2.34		2.50
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	0.99	††	0.22		0.31		0.79	†	1.78
Portfolio turnover rate %	44		57		39		91		129

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.10, increase net realized and unrealized gain on investments per share by $0.10 and decrease the ratio of net investment income to average net assets from 1.51% to 0.79% for Class B.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended October 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$21.70	20.10		15.65		14.19		12.14
Income (loss) from investment operations:
Net investment income	$0.16	0.04	*	0.05	*	0.12	*†	0.14
Net realized and unrealized gain (loss) on investments	$(9.99)	2.82		5.82		2.71	†	3.02
Total from investment operations	$(9.83)	2.86		5.87		2.83		3.16
Less distributions from:
Net investment income	$0.61	0.95		0.36		0.45		0.35
Net realized gains on investments	$0.04	0.31		1.06		0.92		0.76
Total distributions	$0.65	1.26		1.42		1.37		1.11
Net asset value, end of year	$11.22	21.70		20.10		15.65		14.19
Total Return(1)%	(46.38)	14.57		40.06		21.11		27.93

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$153,110	303,235		109,197		27,989		7,817
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.16	2.05		2.14		2.25		2.30
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	2.16 ††	2.05		2.14		2.34		2.50
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.16 ††	2.05		2.14		2.34		2.50
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	0.99	0.20		0.29		0.78	†	1.72
Portfolio turnover rate %	44	57		39		91		129

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commission, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.11, increase net realized and unrealized gain on investments per share by $0.11 and decrease the ratio of net investment income to average net assets from 1.51% to 0.78% for Class C.

††	Impact of waiving the advisory fee for the ING institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
							June 3,
	Year Ended						2005(1) to
	October 31,						October 31,
	2008		2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$24.21		22.23		17.14		16.32
Income (loss) from investment operations:
Net investment income	$0.38	*	0.28	*	0.28	*	0.14 *††
Net realized and unrealized gain (loss) on investments	$(11.17)		3.16		6.39		0.86 ††
Total from investment operations	$(10.79)		3.44		6.67		1.00
Less distributions from:
Net investment income	$0.81		1.15		0.52		0.18
Net realized gains on investments	$0.04		0.31		1.06		—
Total distributions	$0.85		1.46		1.58		0.18
Net asset value, end of period	$12.57		24.21		22.23		17.14
Total Return(2)%	(45.77)		15.88		41.49		6.14

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$225,881		76,869		11,226		1,681
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.01		0.95		1.06		1.22
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.01	†	0.95		1.06		1.30
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.01	†	0.95		1.06		1.30
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.12	†	1.24		1.40		0.85 ††
Portfolio turnover rate %	44		57		39		91

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

††	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the five months ended October 31, 2005 was to decrease the net investment income per share by $0.30, increase net realized and unrealized gain on investments per share by $0.30 and decrease the ratio of net investment income to average net assets from 2.60% to 0.85% for Class I.

See Accompanying Notes to Financial Statements

ING Global Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

	Class O
	Year	November 15,
	Ended	2006(1) to
	October 31,	October 31,
	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$24.19	22.20
Income (loss) from investment operations:
Net investment income	$0.33 *	0.20 *
Net realized and unrealized gain (loss) on investments	$(11.19)	3.20
Total from investment operations	$(10.86)	3.40
Less distributions from:
Net investment income	$0.74	1.10
Net realized gains on investments	$0.04	0.31
Total distributions	$0.78	1.41
Net asset value, end of period	$12.55	24.19
Total Return(2)%	(46.03)	15.68

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,758	26,137
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	1.41	1.30
Net expenses after brokerage commission recapture(3)%	1.41 †	1.30
Net investment income after brokerage commission recapture(3)%	1.74 †	0.90
Portfolio turnover rate %	44	57

Class W
February 12,
2008(1) to
October 31,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$19.29
Income (loss) from investment operations:
Net investment income	$0.28
Net realized and unrealized loss on investments	$(6.65)
Total from investment operations	$(6.37)
Less distributions from:
Net investment income	$0.33
Total distributions	$0.33
Net asset value, end of period	$12.59
Total Return(2)%	(33.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$50,233
Ratios to average net assets:
Expenses(3)%	1.01 †
Net investment income(3)%	1.95 †
Portfolio turnover rate %	44

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Global Value Choice Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended October 31,
	2008		2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$28.40		21.72	18.16	15.96		14.76
Income (loss) from investment operations:
Net investment income (loss)	$0.11		0.01	0.08	0.09		(0.04)
Net realized and unrealized gain (loss) on investments	$(11.51)		6.67	3.62	2.11		1.24
Total from investment operations	$(11.40)		6.68	3.70	2.20		1.20
Less distributions from:
Net investment income	$0.16		—	0.14	—		—
Total distributions	$0.16		—	0.14	—		—
Payment by affiliate	$—		—	—	0.00	**	—
Net asset value, end of year	$16.84		28.40	21.72	18.16		15.96
Total Return(1)%	(40.34)		30.76	20.48	13.78	†	8.13

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$38,258		58,600	47,305	41,941		46,133
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.62		1.77	1.78	1.90		1.77
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.55	††	1.82	1.78	1.85		1.85
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.53	††	1.81	1.77	1.85		1.85
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)%	0.41	††	0.04	0.40	0.46		(0.21)
Portfolio turnover rate %	73		66	77	129		101

	Class B
	Year Ended October 31,
	2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$30.58		23.54		19.67	17.39		16.19
Income (loss) from investment operations:
Net investment loss	$(0.11	)*	(0.17	)*	(0.04)	(0.04)		(0.17)
Net realized and unrealized gain (loss) on investments	$(12.37)		7.21		3.91	2.32		1.37
Total from investment operations	$(12.48)		7.04		3.87	2.28		1.20
Payment by affiliate	$—		—		—	0.00	**	—
Net asset value, end of year	$18.10		30.58		23.54	19.67		17.39
Total Return(1)%	(40.81)		29.91		19.67	13.11	†	7.41

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,722		22,049		21,364	23,483		28,559
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.37		2.42		2.43	2.55		2.42
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	2.30	††	2.47		2.43	2.50		2.50
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.28	††	2.46		2.42	2.50		2.50
Net investment loss after expense waiver/recoupment and brokerage commission recapture(2)%	(0.39	)††	(0.62)		(0.25)	(0.19)		(0.87)
Portfolio turnover rate %	73		66		77	129		101

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2005, there was no impact on total return due to payment by affiliate.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING Global Value Choice Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$27.18	20.93		17.50	15.48		14.41
Income (loss) from investment operations:
Net investment loss	$(0.09)	(0.14	)*	(0.05)	(0.04)		(0.15)
Net realized and unrealized gain (loss) on investments	$(10.99)	6.39		3.50	2.06		1.22
Total from investment operations	$(11.08)	6.25		3.45	2.02		1.07
Less distributions from:
Net investment income	$0.02	—		0.02	—		—
Total distributions	$0.02	—		0.02	—		—
Payment by affiliate	$—	—		—	0.00	**	—
Net asset value, end of year	$16.08	27.18		20.93	17.50		15.48
Total Return(2)%	(40.79)	29.86		19.73	13.05	†	7.43

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$21,045	39,537		31,612	30,918		35,784
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.37	2.42		2.43	2.55		2.42
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(4)%	2.30 ††	2.47		2.43	2.50		2.50
Net expenses after expense waiver/recoupment and brokerage commission recapture(4)%	2.28 ††	2.46		2.42	2.50		2.50
Net investment loss after expense waiver/recoupment and brokerage commission recapture(4)%	(0.36)††	(0.60)		(0.26)	(0.19)		(0.87)
Portfolio turnover rate %	73	66		77	129		101

	Class I
				September 6,
	Year Ended			2006(1) to
	October 31,			October 31,
	2008		2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$28.57		21.73	21.31
Income (loss) from investment operations:
Net investment income (loss)	$0.22		0.15	(0.11)
Net realized and unrealized gain (loss) on investments	$(11.59)		6.69	0.53
Total from investment operations	$(11.37)		6.84	0.42
Less distribution from:
Net investment income	$0.28		—	—
Total distributions	$0.28		—	—
Net asset value, end of period	$16.92		28.57	21.73
Total Return(2)%	(40.13)		31.48	1.97

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,794		7,845	3,010
Ratio to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.22		1.25	1.27
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.22	††	1.30	1.26
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.20	††	1.29	1.26
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.76	††	0.67	(0.69)
Portfolio turnover rate %	73		66	77

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2005, there was no impact on total return due to payment by affiliate.

††	Impact on waiving advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment or loss ratio.

See Accompanying Notes to Financial Statements

ING Global Value Choice Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q
	Year Ended October 31,
	2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$33.36		25.44		21.25		18.61		17.17
Income (loss) from investment operations:
Net investment income (loss)	$0.13		0.08	*	0.18	*	0.15		0.01
Net realized and unrealized gain (loss) on investments	$(13.51)		7.84		4.20		2.49		1.43
Total from investment operations	$(13.38)		7.92		4.38		2.64		1.44
Less distributions from:
Net investment income	$0.20		—		0.19		—		—
Total distributions	$0.20		—		0.19		—		—
Payment by affiliate	$—		—		—		0.00	**	—
Net asset value, end of year	$19.78		33.36		25.44		21.25		18.61
Total Return(1)%	(40.31)		31.13		20.75		14.19	†	8.39

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,343		2,652		2,757		4,387		4,223
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.47		1.50		1.52		1.60		1.51
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.47	††	1.55		1.52		1.55		1.59
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.45	††	1.54		1.51		1.55		1.59
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	0.46	††	0.29		0.75		0.75		0.05
Portfolio turnover rate %	73		66		77		129		101

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2005, there was no impact on total return due to payment by affiliate.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Asia-Pacific Real Estate Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	November 1,	November 1,	November 1,	November 1,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	October 31,	October 31,	October 31,	October 31,
	2008	2008	2008	2008

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.11	0.07	0.06 *	0.13
Net realized and unrealized loss on investments	$(5.50)	(5.51)	(5.50)	(5.51)
Total from investment operations	$(5.39)	(5.44)	(5.44)	(5.38)
Less distributions from:
Net investment income	$0.10	0.06	0.06	0.12
Total distributions	$0.10	0.06	0.06	0.12
Net asset value, end of period	$4.51	4.50	4.50	4.50
Total Return(2)%	(54.27)	(54.63)	(54.62)	(54.25)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,144	18	3,532	0 **
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	4.14	4.89	4.89	3.89
Net expenses after expense waiver(3)(4)%	1.75	2.50	2.50	1.50
Net investment income after expense waiver(3)(4)%	1.54	1.15	1.12	1.77
Portfolio turnover rate %	81	81	81	81

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expense, (excluding interest, taxes, brokerage commissions, extraordinary expense and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $500.

See Accompanying Notes to Financial Statements

ING Disciplined International SmallCap Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B
	Year	December 20,	Year	December 20,
	Ended	2006(1) to	Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$12.09	10.00	12.02	10.00
Income (loss) from investment operations:
Net investment income	$0.18 *	0.14 *	0.10 *	0.06 *
Net realized and unrealized gain (loss) on investments	$(6.55)	1.95	(6.50)	1.96
Total from investment operations	$(6.37)	2.09	(6.40)	2.02
Less distributions from:
Net investment income	$0.06	—	0.01	—
Net realized gains on investments	$0.19	—	0.19	—
Total distributions	$0.25	—	0.20	—
Net asset value, end of period	$5.47	12.09	5.42	12.02
Total Return(2)%	(53.65)	20.90	(54.04)	20.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$73	69	3	5
Ratios to average net assets:
Expenses(3)%	1.13	1.11	1.88	1.86
Net investment income(3)%	1.96	1.37	1.13	0.67
Portfolio turnover rate %	148	116	148	116

	Class C		Class I
	Year	December 20,	Year	December 20,
	Ended	2006(1) to	Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$12.02	10.00	12.13	10.00
Income (loss) from investment operations:
Net investment income	$0.03 *	0.02 *	0.20 *	0.13 *
Net realized and unrealized gain (loss) on investments	$(6.43)	2.00	(6.58)	2.00
Total from investment operations	$(6.40)	2.02	(6.38)	2.13
Less distributions from:
Net investment income	$0.01	—	0.07	—
Net realized gains on investments	$0.19	—	0.19	—
Total distributions	$0.20	—	0.26	—
Net asset value, end of period	$5.42	12.02	5.49	12.13
Total Return(2)%	(54.04)	20.20	(53.58)	21.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$70	55	219,657	465,657
Ratios to average net assets:
Expenses(3)%	1.88	1.86	0.83	0.86
Net investment income(3)%	0.34	0.25	2.11	1.29
Portfolio turnover rate %	148	116	148	116

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended October 31,
	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$41.48	29.62	23.60	19.40		17.32
Income (loss) from investment operations:
Net investment income	$0.71	0.47	0.48	0.19		0.09
Net realized and unrealized gain (loss) on investments	$(24.59)	11.82	5.68	3.98		2.08
Total from investment operations	$(23.88)	12.29	6.16	4.17		2.17
Less distributions from:
Net investment income	$0.45	0.43	0.14	0.02		0.09
Net realized gains on investments	$1.11	—	—	—		—
Total distributions	$1.56	0.43	0.14	0.02		0.09
Payment by affiliate	$—	—	—	0.05		0.00	*
Net asset value, end of year	$16.04	41.48	29.62	23.60		19.40
Total Return(1)%	(59.64)	41.93	26.19	21.76	††	12.58	†

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$60,207	197,307	123,219	87,143		67,282
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.10	1.99	2.02	2.09		2.10
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.96	1.89	1.92	2.00		2.20
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.94	1.86	1.91	2.00		2.20
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	1.86	1.42	1.80	0.91		0.41
Portfolio turnover rate %	177	51	35	124		88

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005.

†	In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.52% for Class A.

††	In 2005, 0.26% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% for Class A.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class B
	Year Ended October 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$40.67	29.04		23.17		19.17		17.15
Income (loss) from investment operations:
Net investment income (loss)	$0.36 *	0.24	*	0.28	*	0.04		(0.04)
Net realized and unrealized gain (loss) on investments	$(24.05)	11.57		5.59		3.91		2.06
Total from investment operations	$(23.69)	11.81		5.87		3.95		2.02
Less distributions from:
Net investment income	$0.14	0.18		—		—		—
Net realized gains on investments	$1.11	—		—		—		—
Total distributions	$1.25	0.18		—		—		—
Payment by affiliate	$—	—		—		0.05		0.00	**
Net asset value, end of year	$15.73	40.67		29.04		23.17		19.17
Total Return(1)%	(59.94)	40.85		25.33		20.87	††	11.78	†

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,312	16,648		13,575		12,562		12,581
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.75	2.64		2.67		2.74		2.75
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	2.71	2.64		2.67		2.74		2.85
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.69	2.61		2.66		2.74		2.85
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)%	1.10	0.67		1.06		0.14		(0.30)
Portfolio turnover rate %	177	51		35		124		88

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 11.72% for Class B.

††	In 2005, 0.26% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 20.61% for Class B.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended October 31,
	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$38.45	27.53	22.04	18.24		16.32
Income (loss) from investment operations:
Net investment income (loss)	$0.34 *	0.20	0.25	0.03		(0.03)
Net realized and unrealized gain (loss) on investments	$(22.65)	10.97	5.31	3.72		1.95
Total from investment operations	$(22.31)	11.17	5.56	3.75		1.92
Less distributions from:
Net investment income	$0.21	0.25	0.07	—		—
Net realized gains on investments	$1.11	—	—	—		—
Total distributions	$1.32	0.25	0.07	—		—
Payment by affiliate	$—	—	—	0.05		0.00	**
Net asset value, end of year	$14.82	38.45	27.53	22.04		18.24
Total Return(1)%	(59.92)	40.82	25.29	20.83	††	11.76	†

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$14,586	53,885	35,847	20,985		9,680
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.75	2.64	2.67	2.74		2.75
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	2.71	2.64	2.67	2.74		2.85
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.69	2.61	2.66	2.74		2.85
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)%	1.11	0.65	1.12	0.25		(0.20)
Portfolio turnover rate %	177	51	35	124		88

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 11.70% for Class C.

††	In 2005, 0.27% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 20.56% for Class C.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
			December 21,
	Year Ended		2005(1) to
	October 31,		October 31,
	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$41.63	29.72	25.52
Income (loss) from investment operations:
Net investment income	$0.56 *	0.55	0.65 *
Net realized and unrealized gain (loss) on investments	$(24.40)	11.90	3.55
Total from investment operations	$(23.84)	12.45	4.20
Less distribution from:
Net investment income	$0.57	0.54	—
Net realized gains on investments	$1.11	—	—
Total distributions	$1.68	0.54	—
Net asset value, end of period	$16.11	41.63	29.72
Total Return(2)%	(59.48)	42.41	16.46

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$18,429	41,551	23,456
Ratio to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.67	1.56	1.55
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.63	1.56	1.55
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.61	1.53	1.54
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.79	1.71	2.73
Portfolio turnover rate %	177	51	35

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Emerging Countries Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q								Class W
									February 12,
	Year Ended								2008(1) to
	October 31,								October 31,
	2008	2007	2006		2005		2004		2008

Per Share Operating Performance:
Net asset value, beginning of period	$42.92	30.62	24.38		20.03		17.89		36.18
Income (loss) from investment operations:
Net investment income	$0.91	0.44	0.59	*	0.26		0.09		0.54 *
Net realized and unrealized gain (loss) on investments	$(25.58)	12.31	5.81		4.07		2.17		(19.86)
Total from investment operations	$(24.67)	12.75	6.40		4.33		2.26		(19.32)
Less distributions from:
Net investment income	$0.49	0.45	0.16		0.03		0.12		—
Net realized gains on investments	$1.11	—	—		—		—		0.01
Total distributions	$1.60	0.45	0.16		0.03		0.12		0.01
Payment by affiliate	$—	—	—		0.05		0.00	**	—
Net asset value, end of period	$16.65	42.92	30.62		24.38		20.03		16.85
Total Return(2)%	(59.53)	42.05	26.37		21.89	††	12.70	†	(53.42)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,120	21,253	10,700		10,776		8,929		36
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.92	1.81	1.80		1.85		2.00		1.67
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.88	1.81	1.80		1.85		2.10		1.63
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.86	1.78	1.79		1.85		2.10		1.61
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.98	1.49	2.09		1.12		0.36		2.48
Portfolio turnover rate %	177	51	35		124		88		177

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sale changes.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.64% for Class Q.

††	In 2005, 0.25% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.64% for Class Q.

See Accompanying Notes to Financial Statements

ING European Real Estate Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	November 1,	November 1,	November 1,	November 1,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	October 31,	October 31,	October 31,	October 31,
	2008	2008	2008	2008

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.13 *	0.07 *	0.09	0.15 *
Net realized and unrealized loss on investments	$(4.68)	(4.68)	(4.72)	(4.68)
Total from investment operations	$(4.55)	(4.61)	(4.63)	(4.53)
Less distributions from:
Net investment income	$0.12	0.07	0.07	0.14
Total distributions	$0.12	0.07	0.07	0.14
Net asset value, end of period	$5.33	5.32	5.30	5.33
Total Return(2)%	(45.92)	(46.34)	(46.57)	(45.77)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,157	10	48	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	4.45	5.20	5.20	4.10
Net expenses after expense waiver(3)(4)%	1.75 †	2.50 †	2.50 †	1.40 †
Net investment income after expense waiver(3)(4)%	1.52 †	0.85 †	1.13 †	1.75 †
Portfolio turnover rate %	162	162	162	162

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expense, (excluding interest, taxes, brokerage commissions, extraordinary expense and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Foreign Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended October 31,
	2008		2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$23.54		18.56	14.79		12.38	11.01
Income (loss) from investment operations:
Net investment income	$0.18	*	0.10	0.08	*	0.06	0.11
Net realized and unrealized gain (loss) on investments	$(10.65)		5.56	4.05		2.35	1.44
Total from investment operations	$(10.47)		5.66	4.13		2.41	1.55
Less distributions from:
Net investment income	$—		—	—		—	0.04
Return of capital	$—		—	—		—	0.10
Net realized gains on investments	$1.39		0.68	0.36		—	0.04
Total distributions	$1.39		0.68	0.36		—	0.18
Net asset value, end of year	$11.68		23.54	18.56		14.79	12.38
Total Return(1)%	(47.01)		31.32	28.39		19.47	14.25

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$151,246		349,917	219,819		122,883	62,949
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.61		1.54	1.58		1.66	1.95
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.60	†	1.54	1.65		1.68	1.70
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.60	†	1.54	1.65		1.68	1.70
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	0.93	†	0.59	0.49		0.53	0.37
Portfolio turnover rate %	116		69	65		81	141

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Foreign Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class B
	Year Ended October 31,
	2008		2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$22.78		18.11	14.55		12.26	10.99
Income (loss) from investment operations:
Net investment income (loss)	$0.02	*	(0.03)	(0.04	)*	(0.03)	(0.05	)*
Net realized and unrealized gain (loss) on investments	$(10.22)		5.38	3.96		2.32	1.49
Total from investment operations	$(10.20)		5.35	3.92		2.29	1.44
Less distributions from:
Net investment income	$—		—	—		—	0.03
Return of capital	$—		—	—		—	0.10
Net realized gains on investments	$1.39		0.68	0.36		—	0.04
Total distributions	$1.39		0.68	0.36		—	0.17
Net asset value, end of year	$11.19		22.78	18.11		14.55	12.26
Total Return(1)%	(47.42)		30.35	27.40		18.68	13.32

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$18,831		50,276	38,136		22,944	11,263
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.36		2.29	2.33		2.41	2.70
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	2.35	†	2.29	2.40		2.43	2.45
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.35	†	2.29	2.40		2.43	2.45
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)%	0.11	†	(0.16)	(0.24)		(0.23)	(0.46)
Portfolio turnover rate %	116		69	65		81	141

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Foreign Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended October 31,
	2008		2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$22.81		18.14	14.57		12.28	11.01
Income (loss) from investment operations:
Net investment income (loss)	$0.03	*	(0.03)	(0.04	)*	(0.03)	(0.04	)*
Net realized and unrealized gain (loss) on investments	$(10.24)		5.38	3.97		2.32	1.48
Total from investment operations	$(10.21)		5.35	3.93		2.29	1.44
Less distributions from:
Net investment income	$—		—	—		—	0.03
Return of capital	$—		—	—		—	0.10
Net realized gains on investments	$1.39		0.68	0.36		—	0.04
Total distributions	$1.39		0.68	0.36		—	0.17
Net asset value, end of year	$11.21		22.81	18.14		14.57	12.28
Total Return(1)%	(47.40)		30.30	27.43		18.65	13.28

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$102,274		232,439	154,101		87,877	41,424
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.36		2.29	2.33		2.41	2.70
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	2.35	†	2.29	2.40		2.43	2.45
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.35	†	2.29	2.40		2.43	2.45
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)%	0.14	†	(0.14)	(0.26)		(0.27)	(0.41)
Portfolio turnover rate %	116		69	65		81	141

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Foreign Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended October 31,
	2008		2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$23.91		18.78	14.93		12.45	11.05
Income (loss) from investment operations:
Net investment income	$0.24	*	0.16	0.13	*	0.34	0.19
Net realized and unrealized gain (loss) on investments	$(10.84)		5.65	4.08		2.14	1.39
Total from investment operations	$(10.60)		5.81	4.21		2.48	1.58
Less distributions from:
Net investment income	$—		—	—		—	0.04
Return of capital	$—		—	—		—	0.10
Net realized gains on investments	$1.39		0.68	0.36		—	0.04
Total distributions	$1.39		0.68	0.36		—	0.18
Net asset value, end of year	$11.92		23.91	18.78		14.93	12.45
Total Return(1)%	(46.82)		31.76	28.67		19.92	14.53

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$68,020		108,732	61,248		1,049	2,547
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.28		1.21	1.28		1.34	1.50
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.27	†	1.21	1.35		1.35	1.25
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.27	†	1.21	1.34		1.35	1.25
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	1.26	†	0.94	0.78		0.97	1.58
Portfolio turnover rate %	116		69	65		81	141

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Foreign Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q
	Year Ended October 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$23.63		18.61		14.82		12.40	11.02
Income (loss) from investment operations:
Net investment income	$0.18	*	0.17	*	0.07	*	0.08	0.09
Net realized and unrealized gain (loss) on investments	$(10.69)		5.53		4.08		2.34	1.46
Total from investment operations	$(10.51)		5.70		4.15		2.42	1.55
Less distributions from:
Net investment income	$—		—		—		—	0.03
Return of capital	$—		—		—		—	0.10
Net realized gains on investments	$1.39		0.68		0.36		—	0.04
Total distributions	$1.39		0.68		0.36		—	0.17
Net asset value, end of year	$11.73		23.63		18.61		14.82	12.40
Total Return(1)%	(47.00)		31.45		28.47		19.52	14.28

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$66		856		1,196		1,079	1,054
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.53		1.45		1.53		1.59	1.85
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.52	†	1.45		1.60		1.60	1.60
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.52	†	1.45		1.60		1.60	1.60
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	0.94	†	0.82		0.43		0.53	0.34
Portfolio turnover rate %	116		69		65		81	141

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Foreign Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

Class W
February 12,
2008(1) to
October 31,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$20.48
Income (loss) from investment operations:
Net investment income	$0.27 *
Net realized and unrealized loss on investments	$(8.04)
Total from investment operations	$(7.77)
Net asset value, end of period	$12.71
Total Return(2)%	(37.94)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$296
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.28
Net expenses after expense waiver(3)(4)%	1.27 †
Net investment income after expense waiver(3)(4)%	2.03 †
Portfolio turnover rate %	116

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Greater China Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
				December 21,				January 6,
	Year Ended			2005(1) to	Year Ended			2006(1) to
	October 31,			October 31,	October 31,			October 31,
	2008	2007		2006	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$24.43	12.49		10.00	24.14	12.42		10.60
Income (loss) from investment operations:
Net investment income (loss)	$0.05 *	0.07		0.06	(0.05)	(0.03	)*	0.05 *
Net realized and unrealized gain (loss) on investments	$(13.12)	11.93		2.43	(12.95)	11.79		1.77
Total from investment operations	$(13.07)	12.00		2.49	(13.00)	11.76		1.82
Less distributions from:
Net investment income	$0.06	0.06		—	—	0.04		—
Net realized gains on investments	$2.06	0.00	**	—	2.06	0.00	**	—
Total distributions	$2.12	0.06		—	2.06	0.04		—
Net asset value, end of period	$9.24	24.43		12.49	9.08	24.14		12.42
Total Return(2)%	(57.63)	96.41		24.90	(57.95)	94.92		17.17

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,481	73,804		23,709	1,901	7,414		1,957
Ratios to average net assets:
Expenses(3)%	1.96	1.91		2.64	2.71	2.66		3.39
Net investment income (loss)(3)%	0.32	0.54		0.75	(0.33)	(0.19)		0.47
Portfolio turnover rate %	159	109		108	159	109		108

	Class C				Class I				Class O
				January 11,				May 8,	June 4,
	Year Ended			2006(1) to	Year Ended			2006(1) to	2008(1) to
	October 31,			October 31,	October 31,			October 31,	October 31,
	2008	2007		2006	2008	2007		2006	2008

Per Share Operating Performance:
Net asset value, beginning of period	$24.16	12.43		10.67	24.46	12.50		12.84	16.83
Income (loss) from investment operations:
Net investment income (loss)	$(0.09)*	(0.03	)*	0.05 *	0.16 *	0.11		0.08	0.11 *
Net realized and unrealized gain (loss) on investments	$(12.92)	11.79		1.71	(13.18)	11.93		(0.42)	(7.68)
Total from investment operations	$(13.01)	11.76		1.76	(13.02)	12.04		(0.34)	(7.57)
Less distributions from:
Net investment income	$—	0.03		—	0.10	0.08		—	—
Net realized gains on investments	$2.06	0.00	**	—	2.06	0.00	**	—	—
Total distributions	$2.06	0.03		—	2.16	0.08		—	—
Net asset value, end of period	$9.09	24.16		12.43	9.28	24.46		12.50	9.26
Total Return(2)%	(57.94)	94.75		16.49	(57.42)	96.81		(2.65)	(44.98)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,694	12,386		2,124	39	52		22	206
Ratios to average net assets:
Expenses(3)%	2.71	2.66		3.39	1.70	1.66		2.39	1.96
Net investment income (loss)(3)%	(0.52)	(0.20)		0.53	1.02	0.73		1.47	2.23
Portfolio turnover rate %	159	109		108	159	109		108	159

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING Index Plus International Equity Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
				December 21,				January 12,
	Year Ended			2005(1) to	Year Ended			2006(1) to
	October 31,			October 31,	October 31,			October 31,
	2008	2007		2006	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.95	11.68		10.00	13.90	11.63		10.43
Income (loss) from investment operations:
Net investment income	$0.19 *	0.14	*	0.14 *	0.12 *	0.09	*	0.06 *
Net realized and unrealized gain (loss) on investments	$(6.24)	2.48		1.54	(6.20)	2.51		1.14
Total from investment operations	$(6.05)	2.62		1.68	(6.08)	2.60		1.20
Less distributions from:
Net investment income	$0.18	0.08		—	0.16	0.06		—
Net realized gains on investments	$1.37	0.27		—	1.37	0.27		—
Total distributions	$1.55	0.35		—	1.53	0.33		—
Net asset value, end of period	$6.35	13.95		11.68	6.29	13.90		11.63
Total Return(2)%	(48.51)	22.98		16.80	(48.88)	22.85		11.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,446	2,233		12,513	1,571	734		264
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.73	1.13		1.30	2.48	1.89		2.05
Net expenses after expense waiver/recoupment(3)(4)%	1.30	1.16		1.15	2.05	1.92		1.90
Net investment income after expense waiver/recoupment(3)(4)%	1.93	1.17		1.50	1.22	0.67		0.64
Portfolio turnover rate %	215	213		188	215	213		188

	Class C				Class I
				January 12,			December 21,
	Year Ended			2006(1) to	Year Ended		2005(1) to
	October 31,			October 31,	October 31,		October 31,
	2008	2007		2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.89	11.61		10.43	14.06	11.70	10.00
Income (loss) from investment operations:
Net investment income	$0.12 *	0.09	*	0.08 *	0.29 *	0.20	0.16 *
Net realized and unrealized gain (loss) on investments	$(6.20)	2.50		1.10	(6.32)	2.55	1.54
Total from investment operations	$(6.08)	2.59		1.18	(6.03)	2.75	1.70
Less distributions from:
Net investment income	$0.16	0.04		—	0.24	0.12	—
Net realized gains on investments	$1.37	0.27		—	1.37	0.27	—
Total distributions	$1.53	0.31		—	1.61	0.39	—
Net asset value, end of period	$6.28	13.89		11.61	6.42	14.06	11.70
Total Return(2)%	(48.91)	22.81		11.31	(48.12)	24.14	17.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,311	1,126		534	54,838	118,924	78,581
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.48	1.89		2.05	1.05	0.84	1.05
Net expenses after expense waiver/recoupment(3)(4)%	2.05	1.92		1.90	0.62	0.87	0.90
Net investment income after expense waiver/recoupment(3)(4)%	1.16	0.69		0.87	2.80	1.78	1.69
Portfolio turnover rate %	215	213		188	215	213	188

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Index Plus International Equity Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

Class O
November 12,
2007(1) to
October 31,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$13.09
Income (loss) from investment operations:
Net investment income	$0.19 *
Net realized and unrealized loss on investments	$(5.36)
Total from investment operations	$(5.17)
Less distributions from:
Net investment income	$0.24
Net realized gains on investments	$1.37
Total distributions	$1.61
Net asset value, end of period	$6.31
Total Return(2)%	(45.16)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,539
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.73
Net expenses after expense waiver/recoupment(3)(4)%	1.30
Net investment income after expense waiver/recoupment(3)(4)%	2.03
Portfolio turnover rate %	215

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING International Capital Appreciation Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
				December 21,			January 9,
	Year Ended			2005(1) to	Year Ended		2006(1) to
	October 31,			October 31,	October 31,		October 31,
	2008	2007		2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.86	11.39		10.00	14.67	11.33	10.42
Income (loss) from investment operations:
Net investment income (loss)	$0.12	0.01	*	0.04	(0.01)*	(0.09)	(0.04)*
Net realized and unrealized gain (loss) on investments	$(7.64)	3.76		1.35	(7.47)	3.71	0.95
Total from investment operations	$(7.52)	3.77		1.39	(7.48)	3.62	0.91
Less distributions from:
Net investment income	$0.14	0.05		—	0.11	0.03	—
Net realized gains on investments	$0.50	0.25		—	0.50	0.25	—
Total distributions	$0.64	0.30		—	0.61	0.28	—
Net asset value, end of period	$6.70	14.86		11.39	6.58	14.67	11.33
Total Return(2)%	(52.69)	33.89		13.90	(53.01)	32.67	8.73

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,612	4,592		3,677	278	943	66
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.41	1.48		1.84	2.16	2.23	2.59
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.46	1.50		1.50	2.21	2.25	2.25
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.46	1.50		1.50	2.21	2.25	2.25
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.73	0.08		0.32	(0.11)	(0.88)	(0.43)
Portfolio turnover rate %	83	71		91	83	71	91

	Class C				Class I
				January 24,				December 21,
	Year Ended			2006(1) to	Year Ended			2005(1) to
	October 31,			October 31,	October 31,			October 31,
	2008		2007	2006	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.71		11.35	10.28	14.90	11.43		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.00	*,**	(0.12)	(0.03)	0.17	0.06	*	0.02
Net realized and unrealized gain (loss) on investments	$(7.50)		3.73	1.10	(7.67)	3.75		1.41
Total from investment operations	$(7.50)		3.61	1.07	(7.50)	3.81		1.43
Less distributions from:
Net investment income	$0.11		0.00 **	—	0.17	0.09		—
Net realized gains on investments	$0.50		0.25	—	0.50	0.25		—
Total distributions	$0.61		0.25	—	0.67	0.34		—
Net asset value, end of period	$6.60		14.71	11.35	6.73	14.90		11.43
Total Return(2)%	(52.99)		32.45	10.41	(52.48)	34.14		14.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$354		971	65	47,918	140,901		47,200
Ratios to average net assets:
Gross expenses prior to expense waiver/ recoupment and brokerage commission recapture(3)%	2.16		2.23	2.59	1.08	1.13		1.56
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	2.21		2.25	2.25	1.13	1.15		1.22
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.21		2.25	2.25	1.13	1.15		1.22
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.01		(0.97)	(0.50)	1.09	0.47		0.39
Portfolio turnover rate %	83		71	91	83	71		91

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING International Equity Dividend Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B
		June 28,		June 28,
	Year Ended	2007(1) to	Year Ended	2007(1) to
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.57	10.00	10.55	10.00
Income (loss) from investment operations:
Net investment income	$0.38	0.06 *	0.29 *	0.03 *
Net realized and unrealized gain (loss) on investments	$(5.18)	0.51	(5.15)	0.52
Total from investment operations	$(4.80)	0.57	(4.86)	0.55
Less distributions from:
Net investment income	$0.34	—	0.27	—
Net realized gains on investments	$0.04	—	0.04	—
Return of capital	0.03	—	0.03	—
Total distributions	$0.41	—	0.34	—
Net asset value, end of period	$5.36	10.57	5.35	10.55
Total Return(2)%	(46.79)	5.70	(47.19)	5.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,521	4,122	165	239
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.63	1.64	2.38	2.39
Net expenses after expense waiver(3)(4)%	1.40	1.40	2.15	2.15
Net investment income after expense waiver(3)(4)%	4.02	1.81	3.43	1.09
Portfolio turnover rate %	66	7	66	7

	Class C		Class I		Class W
		June 28,		June 28,	February 12,
	Year Ended	2007(1) to	Year Ended	2007(1) to	2008(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008

Per Share Operating Performance:
Net asset value, beginning of period	$10.55	10.00	10.58	10.00	8.86
Income (loss) from investment operations:
Net investment income	$0.28 *	0.03 *	0.36 *	0.07 *	0.22 *
Net realized and unrealized gain (loss) on investments	$(5.14)	0.52	(5.14)	0.51	(3.41)
Total from investment operations	$(4.86)	0.55	(4.78)	0.58	(3.19)
Less distributions from:
Net investment income	$0.27	—	0.37	—	0.29
Net realized gains on investments	$0.04	—	0.04	—	—
Return of capital	0.03	—	0.03	—	0.02
Total distributions	$0.34	—	0.44	—	0.31
Net asset value, end of period	$5.35	10.55	5.36	10.58	5.36
Total Return(2)%	(47.20)	5.50	(46.64)	5.80	(37.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$730	1,334	33,612	55,611	12
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.38	2.39	1.29	1.39	1.29
Net expenses after expense waiver(3)(4)%	2.15	2.15	1.06	1.15	1.06
Net investment income after expense waiver(3)(4)%	3.25	1.08	4.22	1.95	4.06
Portfolio turnover rate %	66	7	66	7	66

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING International Growth Opportunities Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended October 31,
	2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$15.61	13.20		10.97	9.78		8.48
Income (loss) from investment operations:
Net investment income	$0.07	0.03		0.12	0.10		0.09
Net realized and unrealized gain (loss) on investments	$(7.47)	3.67		2.28	1.18		1.22
Total from investment operations	$(7.40)	3.70		2.40	1.28		1.31
Less distributions from:
Net investment income	$0.02	0.15		0.17	0.10		0.01
Net realized gains on investments	$2.30	1.14		—	—		—
Total distributions	$2.32	1.29		0.17	0.10		0.01
Redemption fees applied to capital	$—	—		—	—		0.00	**
Payment by affiliate	$—	—		—	0.01		—
Net asset value, end of year	$5.89	15.61		13.20	10.97		9.78
Total Return(1)%	(55.03)	30.37		22.12	13.30	††	15.49

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$25,104	64,631		58,697	51,193		47,551
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.74	1.65		1.65	1.65		1.64
Net expenses after expense waiver/recoupment(2)%	1.74	1.65	†	1.65	1.65		1.68
Net investment income after expense waiver/recoupment(2)%	0.45	0.23	†	0.96	0.94		0.78
Portfolio turnover rate %	146	130		173	116		90

	Class B
	Year Ended October 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$14.96	12.69		10.55		9.43		8.22
Income (loss) from investment operations:
Net investment income (loss)	$(0.04)*	(0.07	)*	0.03	*	0.02		(0.00	)**
Net realized and unrealized gain (loss) on investments	$(7.06)	3.53		2.20		1.14		1.21
Total from investment operations	$(7.10)	3.46		2.23		1.16		1.21
Less distributions from:
Net investment income	$—	0.05		0.09		0.05		—
Net realized gains of investments	$2.30	1.14		—		—		—
Total distributions	$2.30	1.19		0.09		0.05		—
Payment by affiliate	$—	—		—		0.01		—
Net asset value, end of year	$5.56	14.96		12.69		10.55		9.43
Total Return(1)%	(55.41)	29.42		21.23		12.41	††	14.72

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,476	17,311		16,822		16,338		15,069
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.49	2.40		2.40		2.40		2.39
Net expenses after expense waiver/recoupment(2)%	2.49	2.40	†	2.40		2.40		2.43
Net investment income (loss) after expense waiver/recoupment(2)%	(0.38)	(0.51	)†	0.22		0.19		(0.02)
Portfolio turnover rate %	146	130		173		116		90

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income or loss ratio.

††	In 2005, 0.10% of the total return on Class A and Class B, consists of a payment by affiliate. Excluding this item, total return would have been 13.20% and 12.31% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING International Growth Opportunities Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended October 31,
	2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$14.97	12.70		10.55	9.42		8.22
Income (loss) from investment operations:
Net investment income (loss)	$(0.04)	(0.07)		0.04	0.03		(0.00	)**
Net realized and unrealized gain (loss) on investments	$(7.06)	3.54		2.19	1.13		1.20
Total from investment operations	$(7.10)	3.47		2.23	1.16		1.20
Less distributions from:
Net investment income	$—	0.06		0.08	0.04		—
Net realized gains on investments	$2.30	1.14		—	—		—
Total distributions	$2.30	1.20		0.08	0.04		—
Payment by affiliate	$—	—		—	0.01		—
Net asset value, end of year	$5.57	14.97		12.70	10.55		9.42
Total Return(1)%	(55.36)	29.46		21.25	12.46	††	14.60

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,657	19,104		15,918	15,008		16,230
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.49	2.40		2.40	2.40		2.39
Net expenses after expense waiver/recoupment(2)%	2.49	2.40	†	2.40	2.40		2.43
Net investment income (loss) after expense waiver/recoupment(2)%	(0.30)	(0.52	)†	0.21	0.18		(0.04)
Portfolio turnover rate %	146	130		173	116		90

	Class I
	Year Ended October 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$15.57	13.16		10.94		9.76		8.45
Income (loss) from investment operations:
Net investment income	$0.09 *	0.06	*	0.15	*	0.14		0.09
Net realized and unrealized gain (loss) on investments	$(7.43)	3.70		2.29		1.18		1.25
Total from investment operations	$(7.34)	3.76		2.44		1.32		1.34
Less distributions from:
Net investment income	$0.05	0.21		0.22		0.15		0.03
Net realized gains on investments	$2.30	1.14		—		—		—
Total distributions	$2.35	1.35		0.22		0.15		0.03
Payment by affiliate	$—	—		—		0.01		—
Net asset value, end of year	$5.88	15.57		13.16		10.94		9.76
Total Return(1)%	(54.86)	31.02		22.56		13.73	††	15.94

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$16,964	10,251		13,354		23,452		17,211
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.37	1.28		1.25		1.26		1.22
Net expenses after expense waiver/recoupment(2)%	1.37	1.28	†	1.25		1.26		1.26
Net investment income after expense waiver/recoupment(2)%	0.87	0.46	†	1.27		1.34		1.13
Portfolio turnover rate %	146	130		173		116		90

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005 or more than $(0.005).
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income or loss ratio.
††	In 2005, 0.10% of the total return on Class C and Class I, consists of a payment by affiliate. Excluding this item, total return would have been 12.36% and 13.63% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING International Growth Opportunities Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q
	Year Ended October 31,
	2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$15.47	13.10		10.89	9.72		8.43
Income (loss) from investment operations:
Net investment income	$0.09	0.05		0.14	0.08		0.06
Net realized and unrealized gain (loss) on investments	$(7.39)	3.64		2.27	1.20		1.25
Total from investment operations	$(7.30)	3.69		2.41	1.28		1.31
Less distributions from:
Net investment income	$0.04	0.18		0.20	0.12		0.02
Net realized gains on investments	$2.30	1.14		—	—		—
Total distributions	$2.34	1.32		0.20	0.12		0.02
Payment by affiliate	$—	—		—	0.01		—
Net asset value, end of year	$5.83	15.47		13.10	10.89		9.72
Total Return(1)%	(54.96)	30.55		22.38	13.41	††	15.61

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$9,986	32,532		27,114	14,544		7,274
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.62	1.52		1.50	1.51		1.56
Net expenses after expense waiver/recoupment(2)%	1.50	1.52	†	1.50	1.51		1.60
Net investment income after expense waiver/recoupment(2)%	0.68	0.40	†	1.19	1.00		0.73
Portfolio turnover rate %	146	130		173	116		90

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

††	In 2005, 0.10% of the total return on Class Q, consists of a payment by affiliate. Excluding this item, total return would have been 13.31% for Class Q.

See Accompanying Notes to Financial Statements

ING International Real Estate Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
				February 28,	Year			February 28,
	Year Ended			2006(1) to	Ended			2006(1) to
	October 31,			October 31,	October 31,			October 31,
	2008	2007		2006	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.56	11.63		10.00	14.50	11.59		10.00
Income (loss) from investment operations:
Net investment income	$0.33	0.13	*	0.09 *	0.25	0.03	*	0.04 *
Net realized and unrealized gain (loss) on investments	$(7.43)	3.14		1.60	(7.41)	3.14		1.59
Total from investment operations	$(7.10)	3.27		1.69	(7.16)	3.17		1.63
Less distributions from:
Net investment income	$0.36	0.34		0.06	0.27	0.26		0.04
Return of capital	$0.19	—		—	0.19	—		—
Total distributions	$0.55	0.34		0.06	0.46	0.26		0.04
Net asset value, end of period	$6.91	14.56		11.63	6.88	14.50		11.59
Total Return(2)%	(50.31)	28.49		16.94	(50.72)	27.69		16.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$89,623	271,425		49,798	4,004	11,819		1,639
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.48	1.51		2.01	2.23	2.26		2.76
Net expenses after expense waiver/recoupment(3)(4)%	1.50 †	1.50		1.50	2.25 †	2.25		2.25
Net investment income after expense waiver/recoupment(3)(4)%	1.76 †	0.99		1.33	1.00 †	0.25		0.51
Portfolio turnover rate %	46	44		29	46	44		29

	Class C				Class I
				February 28,					February 28,
	Year Ended			2006(1) to	Year Ended				2006(1) to
	October 31,			October 31,	October 31,				October 31,
	2008	2007		2006	2008		2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.49	11.59		10.00	14.58		11.64		10.00
Income (loss) from investment operations:
Net investment income	$0.29	0.03	*	0.04 *	0.23	*	0.16	*	0.08 *
Net realized and unrealized gain (loss) on investments	$(7.44)	3.13		1.59	(7.31)		3.15		1.63
Total from investment operations	$(7.15)	3.16		1.63	(7.08)		3.31		1.71
Less distributions from:
Net investment income	$0.27	0.26		0.04	0.39		0.37		0.07
Return of capital	$0.19	—		—	0.19		—		—
Total distributions	$0.46	0.26		0.04	0.58		0.37		0.07
Net asset value, end of period	$6.88	14.49		11.59	6.92		14.58		11.64
Total Return(2)%	(50.69)	27.58		16.31	(50.14)		28.80		17.23

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36,661	121,529		17,075	290,227		127,029		22,336
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.23	2.26		2.76	1.16		1.26		1.76
Net expenses after expense waiver/recoupment(3)(4)%	2.25 †	2.25		2.25	1.18	†	1.25		1.25
Net investment income after expense waiver/recoupment(3)(4)%	1.00 †	0.24		0.54	2.22	†	1.22		1.09
Portfolio turnover rate %	46	44		29	46		44		29

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING International Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period.

Class W
February 12,
2008(1) to
October 31,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$11.48
Income (loss) from investment operations:
Net investment income	$0.17 *
Net realized and unrealized loss on investments	$(4.59)
Total from investment operations	$(4.42)
Less distributions from:
Net investment income	$0.10
Return of capital	$0.05
Total distributions	$0.15
Net asset value, end of period	$6.91
Total Return(2)%	(38.91)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$307
Ratios to average net assets:
Gross expenses prior to expense recoupment(3)%	1.18
Net expenses after expense recoupment(3)(4)%	1.20 †
Net investment income after expense recoupment(3)(4)%	2.45 †
Portfolio turnover rate %	46

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING International SmallCap Multi-Manager Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended October 31,
	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$66.43	47.15	37.75	29.27		25.37
Income (loss) from investment operations:
Net investment income	$0.65	0.31	0.29	0.33	*	0.02
Net realized and unrealized gain (loss) on investments	$(36.15)	19.25	9.44	8.05		3.86
Total from investment operations	$(35.50)	19.56	9.73	8.38		3.88
Less distributions from:
Net investment income	$0.32	0.28	0.33	—		0.00	**
Net realized gains on investments	$7.88	—	—	—		—
Total distributions	$8.20	0.28	0.33	—		0.00	**
Payment by affiliate	$—	—	—	0.10		0.02
Net asset value, end of year	$22.73	66.43	47.15	37.75		29.27
Total Return(1)%	(59.84)	41.67	25.91	28.97	††	15.39	†

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$160,896	523,535	243,020	173,612		154,658
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.70	1.60	1.66	1.74		1.72
Net expenses after expense waiver/recoupment(2)%	1.70	1.60	1.66	1.74		1.75
Net investment income after expense waiver/recoupment(2)%	1.27	0.67	0.67	0.98		0.07
Portfolio turnover rate %	84	93	85	124		106

	Class B
	Year Ended October 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$68.31	48.53		38.83		30.30		26.43
Income (loss) from investment operations:
Net investment income (loss)	$0.21 *	0.00	* **	(0.01	)*	0.10	*	(0.19)
Net realized and unrealized gain (loss) on investments	$(37.16)	19.78		9.75		8.33		4.04
Total from investment operations	$(36.95)	19.78		9.74		8.43		3.85
Less distributions from:
Net investment income	$—	—		0.04		—		—
Net realized gains on investments	$7.88	—		—		—		—
Total distributions	$7.88	—		0.04		—		—
Payment by affiliate	$—	—		—		0.10		0.02
Net asset value, end of year	$23.48	68.31		48.53		38.83		30.30
Total Return(1)%	(60.10)	40.76		25.10		28.15	††	14.64 †

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$11,892	65,619		58,469		57,131		58,318
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.35	2.25		2.31		2.39		2.37
Net expenses after expense waiver/recoupment(2)%	2.35	2.25		2.31		2.39		2.40
Net investment income (loss) after expense waiver/recoupment(2)%	0.45	0.00	**	(0.03)		0.29		(0.60)
Portfolio turnover rate %	84	93		85		124		106

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or 0.005%.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††	In 2005, 0.34% and 0.33% of the total return on Class A and Class B, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 28.63% and 27.82% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING International SmallCap Multi-Manager Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$62.48	44.39		35.59		27.77		24.23
Income (loss) from investment operations:
Net investment income (loss)	$0.34	0.00	* **	(0.00	)**	0.10	*	(0.17)
Net realized and unrealized gain (loss) on investments	$(33.79)	18.09		8.91		7.62		3.70
Total from investment operations	$(33.45)	18.09		8.91		7.72		3.53
Less distributions from:
Net investment income	$—	0.00	**	0.11		—		—
Net realized gains on investments	$7.88	—		—		—		—
Total distributions	$7.88	0.00	**	0.11		—		—
Payment by affiliate	$—	—		—		0.10		0.01
Net asset value, end of year	$21.15	62.48		44.39		35.59		27.77
Total Return(2)%	(60.11)	40.76		25.09		28.16	††	14.61 †

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$29,760	104,274		65,534		52,420		47,793
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.35	2.25		2.31		2.39		2.37
Net expenses after expense waiver/recoupment(3)(4)%	2.35	2.25		2.31		2.39		2.40
Net investment income (loss) after expense waiver/recoupment(3)(4)%	0.58	0.01		(0.01)		0.30		(0.60)
Portfolio turnover rate %	84	93		85		124		106

	Class I			Class O
			December 21,	June 4,
	Year Ended		2005(1) to	2008(1) to
	October 31,		October 31,	October 31,
	2008	2007	2006	2008

Per Share Operating Performance:
Net asset value, beginning of period	$66.72	47.35	40.64	47.28
Income (loss) from investment operations:
Net investment income	$0.78	0.60	0.39 *	0.18 *
Net realized and unrealized gain (loss) on investments	$(36.25)	19.25	6.32	(24.71)
Total from investment operations	$(35.47)	19.85	6.71	(24.53)
Less distributions from:
Net investment income	$0.52	0.48	—	—
Net realized gains on investments	$7.88	—	—	—
Total distributions	$8.40	0.48	—	—
Net asset value, end of period	$22.85	66.72	47.35	22.75
Total Return(2)%	(59.66)	42.24	16.51	(51.88)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$139,213	376,737	137,184	62
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.29	1.20	1.20	1.60
Net expenses after expense waiver/recoupment(3)(4)%	1.29	1.20	1.20	1.60
Net investment income after expense waiver/recoupment(3)(4)%	1.71	1.12	1.02	1.39
Portfolio turnover rate %	84	93	85	84

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005) or less than $0.005.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††	In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 27.80%.

See Accompanying Notes to Financial Statements

ING International SmallCap Multi-Manager Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,
	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$71.41	50.65	40.53	31.34		27.11
Income (loss) from investment operations:
Net investment income	$0.79	0.48	0.37	0.43	*	0.10
Net realized and unrealized gain (loss) on investments	$(39.21)	20.62	10.16	8.66		4.13
Total from investment operations	$(38.42)	21.10	10.53	9.09		4.23
Less distributions from:
Net investment income	$0.37	0.34	0.41	—		0.01
Net realized gains on investments	$7.88	—	—	—		—
Total distributions	$8.25	0.34	0.41	—		0.01
Payment by affiliate	$—	—	—	0.10		0.01
Net asset value, end of year	$24.74	71.41	50.65	40.53		31.34
Total Return(2)%	(59.78)	41.87	26.14	29.32	††	15.66	†

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$43,443	131,142	82,245	57,846		61,166
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.54	1.45	1.48	1.49		1.47
Net expenses after expense waiver/recoupment(3)(4)%	1.54	1.45	1.48	1.49		1.50
Net investment income after expense waiver/recoupment(3)(4)%	1.47	0.81	0.83	1.18		0.28
Portfolio turnover rate %	84	93	85	124		106

Class W
February 12,
2008(1) to
October 31,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$50.70
Income (loss) from investment operations:
Net investment income	$0.50 *
Net realized and unrealized loss on investments	$(24.37)
Total from investment operations	$(23.87)
Net asset value, end of period	$26.83
Total Return(2)%	(47.08)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,366
Ratios to average net assets:
Expenses(3)%	1.29
Net investment income(3)%	1.80
Portfolio turnover rate %	84

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††	In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 28.96%.

See Accompanying Notes to Financial Statements

ING International Value Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

		Class A
		Year Ended October 31,
		2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$	23.15	21.52		18.33		16.90		13.71
Income (loss) from investment operations:
Net investment income	$	0.39	0.24	*	0.18	*	0.17		0.13
Net realized and unrealized gain (loss) on investments	$	(8.83)	3.73		4.58		2.28		3.15
Total from investment operations	$	(8.44)	3.97		4.76		2.45		3.28
Less distributions from:
Net investment income	$	0.23	0.20		0.16		0.22		0.09
Net realized gains on investments	$	3.35	2.14		1.41		0.80		—
Total distributions	$	3.58	2.34		1.57		1.02		0.09
Payment by affiliate	$	—	—		—		0.00	**	—
Net asset value, end of year	$	11.13	23.15		21.52		18.33		16.90
Total Return(1)%		(42.58)	19.87		27.64		15.06	†	24.03

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$	931,162	2,136,218		1,995,027		1,732,332		1,869,868
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.58	1.59		1.60		1.60		1.61
Net expenses after brokerage commission recapture	%	1.57 ††	1.59		1.60		1.60		1.61
Net investment income after brokerage commission recapture	%	1.95 ††	1.08		0.90		0.88		0.79
Portfolio turnover rate	%	23	32		25		21		29

		Class B
		Year Ended October 31,
		2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$	22.64		21.07		17.95		16.58		13.45
Income (loss) from investment operations:
Net investment income (loss)	$	0.19	*	0.08	*	0.04	*	0.05		0.02
Net realized and unrealized gain (loss) on investments	$	(8.58)		3.66		4.50		2.23		3.11
Total from investment operations	$	(8.39)		3.74		4.54		2.28		3.13
Less distributions from:
Net investment income	$	0.02		0.03		0.01		0.11		—
Net realized gains on investments	$	3.35		2.14		1.41		0.80		—
Total distributions	$	3.37		2.17		1.42		0.91		—
Payment by affiliate	$	—		—		—		0.00	**	—
Net asset value, end of year	$	10.88		22.64		21.07		17.95		16.58
Total Return(1)%		(43.00)		19.03		26.81		14.21	†	23.27

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$	85,873		301,705		368,952		411,071		454,952
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	2.28		2.29		2.30		2.30		2.31
Net expenses after brokerage commission recapture	%	2.27	††	2.29		2.30		2.30		2.31
Net investment income (loss) after brokerage commission recapture	%	1.12	††	0.39		0.20		0.17		0.09
Portfolio turnover rate	%	23		32		25		21		29

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2005, there was no impact on total return due to payment by affiliate.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING International Value Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

		Class C
		Year Ended October 31,
		2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year		$22.52		20.98		17.91	16.54		13.42
Income (loss) from investment operations:
Net investment income		$0.27		0.08	*	0.05	0.04		0.02
Net realized and unrealized gain (loss) on investments		$(8.57)		3.65		4.46	2.24		3.10
Total from investment operations		$(8.30)		3.73		4.51	2.28		3.12
Less distributions from:
Net investment income		$0.08		0.05		0.03	0.11		—
Net realized gains on investments		$3.35		2.14		1.41	0.80		—
Total distributions		$3.43		2.19		1.44	0.91		—
Payment by affiliate		$—		—		—	0.00	**	—
Net asset value, end of year		$10.79		22.52		20.98	17.91		16.54
Total Return(1)%		(42.94)		19.10		26.71	14.25	†	23.25

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$326,812		757,941		729,067	663,626		675,039
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	2.28		2.29		2.30	2.30		2.31
Net expenses after expense waiver and prior to brokerage commission recapture	%	2.18	††	2.28		2.30	2.30		2.31
Net expenses after expense waiver and brokerage commission recapture	%	2.17	††	2.28		2.30	2.30		2.31
Net investment income after expense waiver and brokerage commission recapture	%	1.34	††	0.38		0.20	0.15		0.09
Portfolio turnover rate	%	23		32		25	21		29

		Class I
		Year Ended October 31,
		2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year		$23.22	21.58		18.38	16.96		13.74
Income (loss) from investment operations:
Net investment income		$0.47	0.32	*	0.25	0.20		0.16
Net realized and unrealized gain (loss) on investments		$(8.87)	3.74		4.60	2.31		3.20
Total from investment operations		$(8.40)	4.06		4.85	2.51		3.36
Less distributions from:
Net investment income		$0.31	0.28		0.24	0.29		0.14
Net realized gains on investments		$3.35	2.14		1.41	0.80		—
Total distributions		$3.66	2.42		1.65	1.09		0.14
Payment by affiliate		$—	—		—	0.00	**	—
Net asset value, end of year		$11.16	23.22		21.58	18.38		16.96
Total Return(1)%		(42.37)	20.31		28.15	15.42	†	24.67

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$735,622	2,176,402		1,728,560	1,221,594		831,142
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.28	1.23		1.22	1.23		1.21
Net expenses after brokerage commission recapture	%	1.27 ††	1.23		1.22	1.23		1.21
Net investment income after brokerage commission recapture	%	2.23 ††	1.45		1.26	1.18		1.18
Portfolio turnover rate	%	23	32		25	21		29

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*	Calculated using average number of shares outstanding through the period.

**	Amount is less than $0.005.

†	In 2005, there was no impact on total return due to payment by affiliate.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING International Value Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

		Class Q
		Year Ended October 31,
		2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year		$23.26		21.57		18.37		16.94		13.73
Income (loss) from investment operations:
Net investment income		$0.43		0.31	*	0.21	*	0.19		0.14
Net realized and unrealized gain (loss) on investments		$(8.85)		3.74		4.59		2.29		3.17
Total from investment operations		$(8.42)		4.05		4.80		2.48		3.31
Less distributions from:
Net investment income		$0.31		0.22		0.19		0.25		0.10
Net realized gains on investments		$3.35		2.14		1.41		0.80		—
Total distributions		$3.66		2.36		1.60		1.05		0.10
Payment by affiliate		$—		—		—		0.00	**	—
Net asset value, end of year		$11.18		23.26		21.57		18.37		16.94
Total Return(1)%		(42.38)		20.25		27.82		15.20	†	24.32

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$12,643		26,512		26,383		27,993		28,862
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	1.53		1.48		1.47		1.48		1.46
Net expenses after expense waiver and prior to brokerage commission recapture	%	1.28	††	1.27		1.47		1.48		1.46
Net expenses after expense waiver and brokerage commission recapture	%	1.27	††	1.27		1.47		1.48		1.46
Net investment income after expense waiver brokerage commission recapture	%	2.30	††	1.40		1.06		0.99		0.89
Portfolio turnover rate	%	23		32		25		21		29

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	In 2005, there was no impact on total return due to payment by affiliate.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING International Value Choice Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
							February 1,
	Year Ended						2005(1) to
	October 31,						October 31,
	2008		2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.89		12.42		10.70		10.00
Income (loss) from investment operations:
Net investment income	$0.06		0.10	*	0.12	*	0.11 *
Net realized and unrealized gain (loss) on investments	$(5.31)		2.65		1.86		0.59
Total from investment operations	$(5.25)		2.75		1.98		0.70
Less distributions from:
Net investment income	$0.10		0.07		0.10		—
Net realized gains on investments	$1.98		0.21		0.16		—
Total distributions	$2.08		0.28		0.26		—
Net asset value, end of period	$7.56		14.89		12.42		10.70
Total Return(2)%	(40.21)		22.48		18.82		7.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,940		16,598		17,962		6,115
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.62		1.63		1.71		3.44
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.65	†	1.70		1.70		1.70
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.64	†	1.70		1.69		1.70
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.52	†	0.77		1.04		1.08
Portfolio turnover rate %	73		88		31		24

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING International Value Choice Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class B
							February 1,
	Year Ended						2005(1) to
	October 31,						October 31,
	2008		2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.67		12.27		10.65		10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.03	)*	0.00	* **	0.04	*	0.04 *
Net realized and unrealized gain (loss) on investments	$(5.22)		2.61		1.82		0.61
Total from investment operations	$(5.25)		2.61		1.86		0.65
Less distributions from:
Net investment income	$0.00	**	—		0.08		—
Net realized gains on investments	$1.98		0.21		0.16		—
Total distributions	$1.98		0.21		0.24		—
Net asset value, end of period	$7.44		14.67		12.27		10.65
Total Return(2)%	(40.63)		21.54		17.77		6.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,738		3,805		3,565		1,427
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	2.37		2.38		2.46		4.19
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	2.40	†	2.45		2.45		2.45
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	2.39	†	2.45		2.44		2.45
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	(0.27	)†	0.01		0.35		0.36
Portfolio turnover rate %	73		88		31		24

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING International Value Choice Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
							February 4,
	Year Ended						2005(1) to
	October 31,						October 31,
	2008		2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.70		12.29		10.66		10.01
Income (loss) from investment operations:
Net investment income (loss)	$(0.03	)*	0.00	**	0.04	*	0.04 *
Net realized and unrealized gain (loss) on investments	$(5.23)		2.62		1.83		0.61
Total from investment operations	$(5.26)		2.62		1.87		0.65
Less distributions from:
Net investment income	$—		—		0.08		—
Net realized gains on investments	$1.98		0.21		0.16		—
Total distributions	$1.98		0.21		0.24		—
Net asset value, end of period	$7.46		14.70		12.29		10.66
Total Return(2)%	(40.62)		21.58		17.78		6.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,267		4,930		4,189		1,796
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.37		2.38		2.46		4.19
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.40	†	2.45		2.45		2.45
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.39	†	2.45		2.44		2.45
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.25	)†	0.00	**	0.33		0.35
Portfolio turnover rate %	73		88		31		24

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or 0.005%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING International Value Choice Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
					December 21,
	Year Ended				2005(1) to
	October 31,				October 31,
	2008		2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.92		12.42		11.04
Income (loss) from investment operations:
Net investment income	$0.09		0.17	*	0.16 *
Net realized and unrealized gain (loss) on investments	$(5.30)		2.64		1.22
Total from investment operations	$(5.21)		2.81		1.38
Less distributions from:
Net investment income	$0.16		0.10		—
Net realized gains on investments	$1.98		0.21		—
Total distributions	$2.14		0.31		—
Net asset value, end of period	$7.57		14.92		12.42
Total Return(2)%	(39.96)		23.04		12.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36,089		60,413		36,899
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.27		1.24		1.36
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.30	†	1.31		1.35
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.29	†	1.31		1.34
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.80	†	1.29		1.56
Portfolio turnover rate %	73		88		31

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Russia Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

		Class A
		Year Ended October 31,
		2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year		$78.13	55.81		33.49	25.01		19.13
Income (loss) from investment operations:
Net investment income (loss)		$(0.48)	(0.33	)*	(0.27)	(0.00	)**	0.04
Net realized and unrealized gain (loss) on investments		$(40.46)	25.77		22.37	8.39		5.69
Total from investment operations		$(40.94)	25.44		22.10	8.39		5.73
Less distributions from:
Net investment income		$—	—		—	0.01		0.02
Net realized gains on investments		$11.59	3.12		—	—		—
Total distributions		$11.59	3.12		—	0.01		0.02
Redemption fees applied to capital		$0.00 **	0.00	**	0.22	0.10		0.17
Net asset value, end of year		$25.60	78.13		55.81	33.49		25.01
Total Return(1)%		(61.70)	47.16		66.65	33.98		30.88

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$261,127	922,504		751,947	271,603		212,180
Ratios to average net assets:
Expenses	%	2.06	1.96		1.98	2.13		2.01
Net investment income (loss)%		(0.60)	(0.52)		(0.64)	(0.01)		0.15
Portfolio turnover rate	%	43	12		20	26		54

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005) or less than $0.005.

See Accompanying Notes to Financial Statements

ING Emerging Markets Fixed Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
				December 21,				January 4,
	Year Ended			2005(1) to	Year Ended			2006(1) to
	October 31,			October 31,	October 31,			October 31,
	2008	2007		2006	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.39	10.33		10.00	10.36	10.30		10.15
Income (loss) from investment operations:
Net investment income	$0.72	0.66	*	0.64 *	0.58	0.54	*	0.59 *
Net realized and unrealized gain (loss) on investments	$(3.77)	0.06		0.26	(3.69)	0.10		0.09
Total from investment operations	$(3.05)	0.72		0.90	(3.11)	0.64		0.68
Less distributions from:
Net investment income	$0.45	0.63		0.57	0.38	0.55		0.53
Net realized gains on investments	$—	0.03		—	—	0.03		—
Return of capital	$0.18	—		—	0.18	—		—
Total distributions	$0.63	0.66		0.57	0.56	0.58		0.53
Net asset value, end of period	$6.71	10.39		10.33	6.69	10.36		10.30
Total Return(2)%	(31.16)	7.18		9.28	(31.67)	6.40		6.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,779	10,539		26,121	210	404		293
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(4)%	1.15	1.12		2.41	1.90	1.87		3.16
Net expenses after expense waiver/recoupment(3)(4)%	1.15	1.20		1.25	1.90	1.95		2.00
Net investment income after expense waiver/recoupment(3)(4)%	6.49	6.39		7.36	5.80	5.22		6.91
Portfolio turnover rate %	61	29		56	61	29		56

	Class C			Class I
			March 1,	Year	December 20,	May 1,	February 7,
	Year Ended		2006(1) to	Ended	2006(5) to	2006 to	2006(1) to
	October 31,		October 31,	October 31,	October 31,	August 24,	April 30,
	2008	2007	2006	2008	2007	2006(5)	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.35	10.29	10.43	10.36	10.48	10.18	10.24
Income (loss) from investment operations:
Net investment income	$0.59	0.53	0.61 *	0.65	0.54	0.26 *	0.28 *
Net realized and unrealized gain (loss) on investments	$(3.70)	0.11	(0.34)	(3.66)	(0.11)	(0.28)	(0.19)
Total from investment operations	$(3.11)	0.64	0.27	(3.01)	0.43	(0.02)	0.09
Less distributions from:
Net investment income	$0.38	0.55	0.41	0.48	0.55	0.06	0.15
Net realized gains on investments	$—	0.03	—	—	—	—	—
Return of capital	$0.18	—	—	0.18	—	—	—
Total distributions	$0.56	0.58	0.41	0.66	0.55	0.06	0.15
Net asset value, end of period	$6.68	10.35	10.29	6.69	10.36	10.10	10.18
Total Return(2)%	(31.69)	6.41	2.75	(30.95)	4.25	(0.15)	0.91

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,018	1,564	344	228,274	303,156	13	13
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(4)%	1.90	1.87	3.16	0.86	0.84	2.33	2.65
Net expenses after expense waiver/recoupment(3)(4)%	1.90	1.95	2.00	0.86	0.92	1.06	1.00
Net investment income after expense waiver/recoupment(3)(4)%	5.81	4.87	7.09	6.86	5.36	8.32	7.79
Portfolio turnover rate %	61	29	56	61	29	29	26

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Annualized for periods less than one year.

(5)	Class I was fully redeemed on August 25, 2006 and re-commenced operations on December 20, 2006.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Global Bond Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B
					June 30,					June 30,
	Year Ended				2006(1) to	Year Ended				2006(1) to
	October 31,				October 31,	October 31,				October 31,
	2008		2007		2006	2008		2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.59		10.25		10.00	10.55		10.24		10.00
Income from investment operations:
Net investment income	$0.27	*	0.31	*	0.08 *	0.18	*	0.25	*	0.06 *
Net realized and unrealized gain on investments	$0.07		0.64		0.23	0.08		0.62		0.22
Total from investment operations	$0.34		0.95		0.31	0.26		0.87		0.28
Less distributions from:
Net investment income	$0.62		0.43		0.06	0.53		0.38		0.04
Net realized gains on investments	$0.12		0.18		—	0.12		0.18		—
Total distributions	$0.74		0.61		0.06	0.65		0.56		0.04
Net asset value, end of period	$10.19		10.59		10.25	10.16		10.55		10.24
Total Return(2)%	3.04		9.61		3.13	2.26		8.74		2.84

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$79,451		28,887		25,784	4,085		342		28
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.05		1.46		1.38	1.80		2.21		2.13
Net expenses after expense waiver(3)(4)%	0.93	†	0.90	†	0.90	1.68	†	1.65	†	1.65
Net investment income after expense waiver(3)(4)%	2.53	†	3.08		2.41	1.71		2.44		2.00
Portfolio turnover rate %	830		858		451	830		858		451

	Class C					Class I					Class O
					June 30,					June 30,	June 4,
	Year Ended				2006(1) to	Year Ended				2006(1) to	2008(1) to
	October 31,				October 31,	October 31,				October 31,	October 31,
	2008		2007		2006	2008		2007		2006	2008

Per Share Operating Performance:
Net asset value, beginning of period	$10.59		10.24		10.00	10.58		10.25		10.00	10.65
Income (loss) from investment operations:
Net investment income	$0.18	*	0.24	*	0.06 *	0.28	*	0.35	*	0.09 *	0.10 *
Net realized and unrealized gain (loss) on investments	$0.09		0.64		0.22	0.14		0.63		0.23	(0.49)
Total from investment operations	$0.27		0.88		0.28	0.42		0.98		0.32	(0.39)
Less distributions from:
Net investment income	$0.54		0.35		0.04	0.67		0.47		0.07	0.11
Net realized gains on investments	$0.12		0.18		—	0.12		0.18		—	—
Total distributions	$0.66		0.53		0.04	0.79		0.65		0.07	0.11
Net asset value, end of period	$10.20		10.59		10.24	10.21		10.58		10.25	10.15
Total Return(2)%	2.31		8.90		2.82	3.78		9.88		3.23	(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29,009		1,627		36	503		1		1	222
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.80		2.21		2.13	0.74		1.00		1.03	1.05
Net expenses after expense waiver(3)(4)%	1.68	†	1.65	†	1.65	0.62	†	0.61	†	0.55	0.93 †
Net investment income after expense waiver(3)(4)%	1.71	†	2.33		1.68	2.69		3.47		2.68	2.47 †
Portfolio turnover rate %	830		858		451	830		858		451	830

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Diversified International Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
				December 21,			December 21,
	Year Ended			2005(1) to	Year Ended		2005(1) to
	October 31,			October 31,	October 31,		October 31,
	2008	2007		2006	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.98	11.61		10.00	14.84	11.54	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.17	0.05	*	(0.03)*	0.07	(0.04)	(0.10)*
Net realized and unrealized gain (loss) on investments in affiliates	$(7.50)	3.38		1.64	(7.43)	3.35	1.64
Total from investment operations	$(7.33)	3.43		1.61	(7.36)	3.31	1.54
Less distributions from:
Net investment income	$0.26	0.06		—	0.17	0.01	—
Net realized gains on investments	$0.09	—		—	0.09	—	—
Total distributions	$0.35	0.06		—	0.26	0.01	—
Net asset value, end of period	$7.30	14.98		11.61	7.22	14.84	11.54
Total Return(2)%	(50.04)	29.66		16.10	(50.43)	28.68	15.40

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$167,282	383,364		170,108	20,167	43,667	23,035
Ratios to average net assets:
Gross expenses prior to expense waiver(4)(5)%	0.57	0.55		0.66	1.32	1.30	1.41
Net expenses after expense waiver(3)(4)(5)%	0.31	0.21		0.35	1.06	0.96	1.10
Net investment income (loss) after expense waiver(3)(4)(5)%	1.41	0.37		(0.35)	0.67	(0.34)	(1.10)
Portfolio turnover rate %	55	32		30	55	32	30

	Class C				Class I
				December 21,				December 21,
	Year Ended			2005(1) to	Year Ended			2005(1) to
	October 31,			October 31,	October 31,			October 31,
	2008	2007		2006	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.83	11.54		10.00	14.99	11.63		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.07	(0.05	)*	(0.10)*	0.21	0.03	*	(0.01)*
Net realized and unrealized gain (loss) on investments in affiliates	$(7.42)	3.35		1.64	(7.53)	3.41		1.64
Total from investment operations	$(7.35)	3.30		1.54	(7.32)	3.44		1.63
Less distributions from:
Net investment income	$0.18	0.01		—	0.28	0.08		—
Net realized gains on investments	$0.09	—		—	0.09	—		—
Total distributions	$0.27	0.01		—	0.37	0.08		—
Net asset value, end of period	$7.21	14.83		11.54	7.30	14.99		11.63
Total Return(2)%	(50.43)	28.63		15.40	(49.97)	29.69		16.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$78,834	168,661		69,825	16	32		4
Ratios to average net assets:
Gross expenses prior to expense waiver(4)(5)%	1.32	1.30		1.41	0.32	0.30		0.45
Net expenses after expense waiver(3)(4)(5)%	1.06	0.96		1.10	0.06	0.09		0.10
Net investment income (loss) after expense waiver(3)(4)(5)%	0.67	(0.39)		(1.10)	1.69	0.21		(0.13)
Portfolio turnover rate %	55	32		30	55	32		30

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Annualized for periods less than one year.

(5)	Expense ratios do not include expenses of Underlying Funds.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Diversified International Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O	Class R		Class W
	June 4,		December 12,	February 12,
	2008(1) to	Year Ended	2006(1) to	2008(1) to
	October 31,	October 31,	October 31,	October 31,
	2008	2008	2007	2008

Per Share Operating Performance:
Net asset value, beginning of period	$12.99	14.82	12.19	12.17
Income (loss) from investment operations:
Net investment income (loss)	$0.02 *	0.15	(0.05)*	0.06 *
Net realized and unrealized gain (loss) on investments in affiliates	$(5.72)	(7.44)	2.76	(4.94)
Total from investment operations	$(5.70)	(7.29)	2.71	(4.88)
Less distributions from:
Net investment income	$—	0.22	0.08	—
Net realized gains on investments	$—	0.09	—	—
Total distributions	$—	0.31	0.08	—
Net asset value, end of period	$7.29	7.22	14.82	7.29
Total Return(2)%	(43.88)	(50.18)	22.33	(40.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$140	183	432	1,506
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(5)%	0.57	0.82	0.80	0.32
Net expenses after expense waiver(3)(4)(5)%	0.31	0.56	0.46	0.06
Net investment income (loss) after expense waiver(3)(4)(5)%	0.48	1.26	(0.46)	0.80
Portfolio turnover rate %	55	55	32	55

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Expense ratios do not include expenses of Underlying Funds.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with twenty-one separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Natural Resources Fund (“Global Natural Resources”), ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (“Global Value Choice”), ING Asia-Pacific Real Estate Fund (Asia-Pacific Real Estate), ING Disciplined International SmallCap Fund (“Disciplined International SmallCap”), ING Emerging Countries Fund (“Emerging Countries”), ING European Real Estate Fund (“European Real Estate”), ING Foreign Fund (“Foreign”), ING Greater China Fund (“Greater China”), ING Index Plus International Equity Fund (“Index Plus International Equity”), ING International Capital Appreciation Fund (“International Capital Appreciation”), ING International Equity Dividend Fund (“International Equity Dividend”), ING International Growth Opportunities Fund (“International Growth Opportunities”), ING International Real Estate Fund (“International Real Estate”), ING International SmallCap Multi-Manager Fund (“International SmallCap Multi-Manager”), ING International Value Choice Fund (“International Value Choice”), ING Russia Fund (“Russia”), ING Emerging Markets Fixed Income Fund (“Emerging Markets Fixed Income”), ING Global Bond Fund (“Global Bond”) and ING Diversified International Fund (“Diversified International”). IMT is a Massachusetts business trust organized August 18, 1993 with one series, ING International Value Fund (“International Value”) (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

Diversified International seeks to achieve its investment objective by investing in other Underlying Funds and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. For all Funds except Russia and Diversified International, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System (the “RTS”) or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia declines by 2.5% or more; the price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

Global Real Estate and International Real Estate estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s or an Underlying Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate, Asia-Pacific Real Estate, European Real Estate, International Equity Dividend and International Real Estate, which pay dividends, if any, quarterly and Emerging Markets Fixed Income and Global Bond, which pay dividends monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds and Underlying Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds and Underlying Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.	Repurchase Agreements. Each Fund and Underlying Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund and Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund or Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.	Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

K.	Options Contracts. All Funds and Underlying Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds and Underlying Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds and Underlying Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. The risk in writing a covered call option is that the Funds and Underlying Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds and Underlying Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds and Underlying Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Contracts. Certain Funds and Underlying Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap, if any, are recognized by marking-to-market the value of the swap and are recorded as an unrealized gain or loss on the Statements of Operations. Upfront payments made and/or received by the Portfolio, are recorded as an asset or liability on the Statements of Assets or Liabilities. Periodic payments made and/or received are recorded as a realized gain or loss on the Statements of Operations. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.

M.	Illiquid and Restricted Securities. Each Fund and Underlying Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds and Underlying Funds to sell them promptly at an acceptable price. Each Fund and Underlying Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

N.	Delayed Delivery or When-Issued Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

O.	Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2008, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

Global Equity Dividend	$123,620,083	$222,693,001
Global Natural Resources	164,039,949	178,176,681
Global Real Estate	1,366,748,164	665,210,599
Global Value Choice	81,776,009	81,823,369
Asia-Pacific Real Estate	17,352,817	4,835,839
Disciplined International SmallCap	524,467,401	530,843,661
Emerging Countries	422,374,632	479,223,866
European Real Estate	13,778,810	7,949,703
Foreign	684,011,257	755,846,060
Greater China	91,561,024	111,796,741
Index Plus International Equity	524,418,473	418,864,192
International Capital Appreciation	101,146,539	124,692,642
International Equity Dividend	46,789,468	33,932,211
International Growth Opportunities	173,364,050	168,996,075
International Real Estate	561,169,901	265,364,029
International SmallCap Multi-Manager	693,737,147	808,645,406
International Value	1,041,462,518	918,332,432
International Value Choice	56,005,686	52,504,273
Russia	334,686,560	514,439,861
Emerging Markets Fixed Income	170,256,783	168,129,297
Global Bond	94,584,257	41,729,743
Diversified International	281,314,738	297,506,334

Purchase and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales

Global Bond	$566,529,692	$542,839,228

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2008 and October 31, 2007 were $1,344,090 and $3,086,432, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds have entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Net Assets

Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice(1)	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Asia-Pacific Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Disciplined International SmallCap	0.60%
Emerging Countries	1.25%
European Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Foreign(2)	1.00% on the first $500 million; and 0.90% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Equity Dividend	0.75%
International Growth Opportunities	1.00%
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap Multi-Manager	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value(3)	1.00% on the first $5 billion; 0.95% on the next $2.5 billion; 0.90% on the next $2.5 billion; and 0.85% thereafter
International Value Choice	1.00%
Russia	1.25%
Emerging Markets Fixed Income	0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
Global Bond	0.40%
Diversified International	0.00%

(1)	Prior to January 2, 2008, the investment management fee was 1.00% on the first $250 million, 0.90% on the next $250 million, 0.80% on the next $500 million, and 0.75% thereafter.

(2)	ING Investments has contractually agreed to waive a portion of the advisory fee for ING Foreign Fund. This advisory fee waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date. This agreement will only renew if ING Investments elects to renew it.

(3)	Prior to October 27, 2008 the investment management fee was 1.00% of average daily net assets.

ING Investments has contractually agreed to waive a portion of the advisory fee for Emerging Countries and

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Foreign. The waiver is calculated as 50% of the difference between the former sub-advisory fee minus the new sub-advisory fee.

For the year ended October 31, 2008, ING Investments waived $88,990 and $28,665 in advisory fees for Emerging Countries and Foreign, respectively.

ING Investment Management Advisors B.V. (“IIMA”), a registered investment adviser, serves as the Sub-Adviser to Global Equity Dividend, Emerging Countries, Index Plus International Equity, International Equity Dividend, International Value Opportunities, Russia and Emerging Markets Fixed Income pursuant to a sub-advisory agreement between the Investment Adviser and IIMA.

ING Clarion Real Estate Securities L.P. (“ING CRES”) a registered investment adviser, serves as the Sub-Adviser to Asia-Pacific Real Estate, European Real Estate, Global Real Estate and International Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as the Sub-Adviser to Global Value Choice and International Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as one of the Sub-Advisers to International Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Artio Global Investment Management LLC (whose name changed on June 15, 2008 from Julius Baer Investment Management LLC), a registered investment adviser, serves as the Sub-Adviser to Foreign pursuant to a sub-advisory agreement between the Investment Adviser and the sub-adviser.

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as sub-adviser to Disciplined International SmallCap, Global Natural Resources, International Growth Opportunities and Global Bond and as one of the Sub-Advisers to International Value, pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Acadian Asset Management LLC (“Acadian”), a registered investment adviser, serves as one of the Sub-Advisers to International SmallCap Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Acadian. Batterymarch Financial Management, Inc. (“Batterymarch”) serves as the second Sub-Adviser to International SmallCap Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Batterymarch. Schroder Investment Management North America, Inc. (“Schroders”), serves as the third Sub-Adviser to International SmallCap Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Schroders.

ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING Asia”), a registered investment adviser, serves as the Sub-Adviser to Greater China pursuant to a sub-advisory agreement between the Investment Adviser and ING Asia.

Hansberger Global Investors, Inc. (“HGI”), a registered investment adviser, serves as the Sub-Adviser to International Capital Appreciation pursuant to a sub-advisory agreement between the Investment Adviser and HGI.

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended October 31, 2008, the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

following funds waived such management fees which are not subject to recoupment:

Global Natural Resources	$276
Global Real Estate	7,607
Global Value Choice	171
Asia-Pacific Real Estate	46
European Real Estate	21
Foreign	2,645
Index Plus International Equity	57
International Growth Opportunities	2,222
International Real Estate	3,125
International SmallCap Multi-Manager	89
International Value	1,727
International Value Choice	153
Global Bond	20,639

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Adviser, ING IM, ING CRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B		Class C		Class O	Class Q		Class R

Global Equity Dividend	0.25%		1.00%		1.00%		0.25%	N/A		N/A
Global Natural Resources	0.25%		N/A		N/A		N/A	N/A		N/A
Global Real Estate	0.25%		1.00%		1.00%		0.25%	N/A		N/A
Global Value Choice	0.25%	(1)	1.00	%(1)	1.00	%(1)	N/A	0.25%		N/A
Asia-Pacific Real Estate	0.25%		1.00%		1.00%		N/A	N/A		N/A
Disciplined International SmallCap	0.25%		1.00%		1.00%		N/A	N/A		N/A
Emerging Countries	0.35%	(2)	1.00%		1.00%		N/A	0.25%		N/A
European Real Estate	0.25%		1.00%		1.00%		N/A	N/A		N/A
Foreign	0.25%		1.00%		1.00%		N/A	0.25%		N/A
Greater China	0.25%		1.00%		1.00%		0.25%	N/A		N/A
Index Plus International Equity	0.25%		1.00%		1.00%		0.25%	N/A		N/A
International Capital Appreciation	0.25%		1.00%		1.00%		N/A	N/A		N/A
International Equity Dividend	0.25%		1.00%		1.00%		N/A	N/A		N/A
International Growth Opportunities	0.25%		1.00%		1.00%		N/A	0.25%		N/A
International Real Estate	0.25%		1.00%		1.00%		N/A	N/A		N/A
International SmallCap Multi-Manager	0.35%		1.00%		1.00%		0.25%	0.25%		N/A
International Value	0.30%		1.00%		1.00	%(3)	N/A	0.25	%(3)	N/A
International Value Choice	0.25%		1.00%		1.00%		N/A	N/A		N/A
Russia	0.25%		N/A		N/A		N/A	N/A		N/A
Emerging Markets Fixed Income	0.25%		1.00%		1.00%		N/A	N/A		N/A
Global Bond	0.25%		1.00%		1.00%		0.25%	N/A		N/A
Diversified International	0.25%		1.00%		1.00%		0.25%	N/A		0.50%

(1)	Prior to January 2, 2008 the fee for Global Value Choice Class A was 0.35%. The Distributor voluntarily has agreed to waive a portion of the service fee on Class A, Class B and Class C shares.

(2)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2008 through December 31, 2008. Previously, the Distributor had agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2007 through December 31, 2007.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

(3)	The Distributor has voluntarily agreed to waive 0.25% of the Distribution Fee for Class Q shares and a portion of the Distribution Fee for Class C shares of International Value for the period from January 1, 2007 through December 31, 2008.

Fees paid to the Distributor by class during the year ended October 31, 2008 are shown in the accompanying Statements of Operations. The Distributor voluntarily waived $31,987 of 12b-1 fees for International Growth Opportunities of Class Q shares.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2008, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class C
	Shares	Shares

Initial Sales Charges:
Global Equity Dividend	$31,112	N/A
Global Natural Resources	46,274	N/A
Global Real Estate	204,247	N/A
Global Value Choice	19,334	N/A
Asia-Pacific Real Estate	1,128	N/A
Disciplined International SmallCap	223	N/A
Emerging Countries	24,864	N/A
European Real Estate	2,050	N/A
Foreign	42,978	N/A
Greater China	36,194	N/A
Index Plus International Equity	1,538	N/A
International Capital Appreciation	4,007	N/A
International Equity Dividend	2,078	N/A
International Growth Opportunities	4,356	N/A
International Real Estate	26,026	N/A
International SmallCap Multi-Manager	27,155	N/A
International Value	1,141	N/A
International Value Choice	5,426	N/A
Russia	507,712	N/A
Emerging Markets Fixed Income	1,391	N/A
Global Bond	38,003	N/A
Diversified International	141,086	N/A

Contingent Deferred Sales Charges:
Global Equity Dividend	2,950	13,206
Global Natural Resources	13	—
Global Real Estate	14,354	102,953
Global Value Choice	388	4,474
Asia-Pacific Real Estate	—	70
Disciplined International SmallCap	—	274
Emerging Countries	4,189	15,227
European Real Estate	—	282
Foreign	5,387	20,139
Greater China	2,612	11,709
Index Plus International Equity	—	313
International Capital Appreciation	—	231
International Equity Dividend	—	330
International Growth Opportunities	—	534
International Real Estate	18,455	30,095
International SmallCap Multi-Manager	8,432	17,549
International Value	2,933	1,186
International Value Choice	—	899
Emerging Markets Fixed Income	—	1,097
Global Bond	3,285	18,407
Diversified International Fund	10,334	43,462

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution	Accrued
Fund	Fees	Fees	Fees	Recoupment	Total

Global Equity Dividend	$93,387	$13,341	$81,671	$—	$188,399
Global Natural Resources	63,603	7,083	17,704	—	88,390
Global Real Estate	818,899	111,980	342,440	—	1,273,319
Global Value Choice	58,560	6,515	25,392	—	90,467
Asia-Pacific Real Estate	6,390	640	4,372	—	11,402
Disciplined International SmallCap	108,797	18,133	79	—	127,009
Emerging Countries	114,118	9,129	31,391	186	154,824
European Real Estate	3,045	305	803	—	4,153
Foreign	311,767	31,216	144,232	—	487,215
Greater China	27,843	2,421	9,389	—	39,653
Index Plus International Equity	53,761	9,775	64,780	—	128,316
International Capital Appreciation	40,016	4,707	1,070	—	45,793
International Equity Dividend	24,822	3,310	1,153	—	29,285
International Growth Opportunities	59,619	5,962	18,855	—	84,436
International Real Estate	361,373	37,989	58,796	9,705	467,863
International SmallCap Multi-Manager	373,461	37,035	102,671	—	513,167
International Value	1,911,075	191,257	630,866	—	2,733,198
International Value Choice	44,955	4,503	5,820	—	55,278
Russia	290,964	23,277	58,193	—	372,434
Emerging Markets Fixed Income	124,753	19,206	1,921	—	145,880
Global Bond	36,676	9,657	45,426	—	91,759
Diversified International	—	24,676	129,135	—	153,811

At October 31, 2008, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

ING Diversified International — Emerging Countries (10.60%); Foreign (19.05%); Index Plus International Equity (25.73%); International Capital Appreciation (95.50%); International Growth Opportunities (18.14%); International Equity Dividend (93.25%);

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

International SmallCap Multi-Manager (5.11%); and International Value Choice (66.14%).

ING Life Insurance and Annuity Company — Asia Pacific Real Estate (33.64%); European Real Estate (83.01%); Global Bond (21.43%); Greater China (16.07%); and International SmallCap Multi-Manager (7.10%).

ING LifeStyle Aggressive Growth Portfolio — Disciplined International SmallCap (16.53%).

ING LifeStyle Growth Portfolio — Disciplined International SmallCap (41.04%) and Emerging Markets Fixed Income (39.16%).

ING LifeStyle Moderate Growth Portfolio — Disciplined International SmallCap (28.54%) and Emerging Markets Fixed Income (32.67%).

ING LifeStyle Moderate Portfolio — Disciplined International SmallCap (12.92%) and Emerging Markets Fixed Income (24.66%).

ING Luxembourg SA — International Real Estate (11.79%).

ING National Trust — International Growth Opportunities (13.78%).

ING Strategic Allocation Growth — Index Plus International Equity (8.41%).

ING Strategic Allocation Moderate — Index Plus International Equity (6.74%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

The Registrants have adopted a Retirement Policy covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

The following Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
Fund	Brokers	Paid

Global Real Estate	ING Baring LLC	$129,492
Asia Pacific Real Estate	ING Baring LLC	1,444
Emerging Countries	ING Baring LLC	11,862
Foreign	ING Baring LLC	11,736
	ING Financial Markets LLC	5,664
Greater China	ING Baring LLC	27,010
International Real Estate	ING Baring LLC	74,990
Russia	ING Baring LLC	27,824

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2008, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount

European Real Estate	Audit	$9,137
Index Plus International Equity	Custody	37,846
	Transfer Agent	68,566
	Audit	37,440
	Postage	22,599
	Printing	23,707
International Equity Dividend	Custody	8,697
	Transfer Agent	8,918
	Audit	8,131
Diversified International	Transfer Agent	119,825

NOTE 9 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class Q	Class R	Class W

Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	N/A	1.15%

Global Natural Resources	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A	2.50%

Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	N/A	1.50%

Global Value Choice(1)	1.50%	2.25%	2.25%	1.25%	N/A	1.50%	N/A	N/A

Asia-Pacific Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A	N/A

Disciplined International SmallCap	1.20%	1.95%	1.95%	0.95%	N/A	N/A	N/A	N/A

Emerging Countries(2)	2.25%	2.90%	2.90%	1.90%	N/A	2.15%	N/A	1.90%

European Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A	N/A

Foreign(3)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%	N/A	1.45%

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 9 — EXPENSE LIMITATIONS (continued)

	Class A	Class B	Class C	Class I	Class O	Class Q	Class R	Class W

Greater China(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	N/A	N/A

International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	N/A

International Equity Dividend	1.40%	2.15%	2.15%	1.15%	N/A	N/A	N/A	1.15%

International Growth Opportunities(5)	2.75%	3.50%	3.50%	2.50%	N/A	2.75%	N/A	N/A

International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%

International SmallCap Multi-Manager	1.95%	2.60%	2.60%	1.40%	1.85%	1.85%	N/A	1.60%

International Value	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	N/A	N/A

Russia	3.35%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Emerging Markets Fixed Income	1.25%	2.00%	2.00%	1.00%	N/A	N/A	N/A	N/A

Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	N/A	N/A	N/A

Diversified International(6)	0.35%	1.10%	1.10%	0.10%	0.35%	N/A	0.60%	0.10%

(1)	Prior to January 2, 2008, Global Value Choice limits were 1.85%, 2.50%, 2.50%, 1.50%, and 1.75% for Classes A, B, C, I and Q respectively.
(2)	Effective January 1, 2008, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least March 1, 2009. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85% and 2.10% for Class A, B, C and Q shares, respectively. If, after March 1, 2009, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(3)	Pursuant to a side agreement dated March 1, 2008, ING Investments has lowered the expense limits for Foreign through at least March 1, 2009. The expense limits for Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q shares, respectively. If, after March 1, 2009, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(4)	Pursuant to a side agreement dated November 1, 2007, the expense limits for Greater China are 2.10%, 2.85%, 2.85% and 1.85% for Class A, B, C and I shares, respectively, through March 1, 2009. Effective December 17, 2007, the expense limit for Class O shares is 2.10% through March 1, 2010. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(5)	Pursuant to a side agreement dated March 1, 2008, ING Investments has lowered the expense limits for International Growth Opportunities through at least March 1, 2009. The expense limits for International Growth Opportunities are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q shares, respectively. If, after March 1, 2009, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(6)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. The total expense limits including the underlying investment companies are 1.47%, 2.22%, 2.22% 1.22% and 1.72% for Class A, B, C, I and R shares, respectively. Effective December 17, 2007, the total expense limit was 1.22% for Class W shares.

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2008, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	2009	2010	2011	Total

Global Equity Dividend	$—	$—	$46,818	$46,818
Asia-Pacific Real Estate	—	—	142,848	142,848
European Real Estate	—	—	138,620	138,620
Index Plus International Equity	—	—	936,939	936,939
International Equity Dividend	—	24,309	122,873	147,182
Global Bond	39,924	148,408	86,497	274,829
Diversified International	372,357	1,428,892	1,337,950	3,139,199

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — WRITTEN OPTIONS

Transactions in written options for Global Bond for the year ended October 31, 2008 were as follows:

	EUR
	Notional	Premium

Balance at 10/31/07	—	$—
Options Written	5,000,000	8,160
Options Expired	(5,000,000)	(8,160)
Balance at 10/31/08	—	$—

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 11 — LINE OF CREDIT (continued)

The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended October 31, 2008:

			Approximate
			Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance for	for Days
Fund	Utilized	Days Utilized	Utilized

Global Equity Dividend	6	$1,555,000	1.79%
Global Natural Resources	109	669,725	3.51%
Global Real Estate	6	3,320,000	3.17%
Global Value Choice	15	825,667	2.46%
Disciplined International SmallCap	64	2,698,906	3.11%
Emerging Countries	30	5,178,000	2.66%
Foreign	13	5,256,923	1.48%
Greater China	29	685,517	1.61%
Index Plus International Equity	66	7,209,318	4.02%
International Capital Appreciation(1)	64	834,219	2.31%
International Growth Opportunities	54	1,080,741	3.62%
International Real Estate	7	10,635,714	1.33%
International SmallCap Multi-Manager(2)	200	4,936,120	4.04%
International Value	69	12,254,638	2.51%
International Value Choice	6	535,000	2.98%
Russia	49	7,842,041	2.44%
Emerging Markets Fixed Income	5	1,670,000	2.66%
Global Bond	6	1,075,000	4.75%

(1)	At October 31, 2008, International Capital Appreciation had an outstanding balance of $340,000.

(2)	At October 31, 2008, International SmallCap Multi-Manager had an outstanding balance of $3,300,000.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 11 — LINE OF CREDIT (continued)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Global Equity Dividend (Number of Shares)
Shares sold	1,684,371	6,497,494	209,008	1,035,641	939,460	3,220,887
Reinvestment of distributions	898,653	465,717	285,087	161,965	532,700	259,339
Shares redeemed	(6,232,831)	(3,024,146)	(1,516,147)	(595,508)	(3,351,816)	(965,038)

Net increase (decrease) in shares outstanding	(3,649,807)	3,939,065	(1,022,052)	602,098	(1,879,656)	2,515,188

Global Equity Dividend ($)
Shares sold	$22,771,615	$104,816,704	$2,887,159	$16,616,360	$12,444,478	$51,629,780
Reinvestment of distributions	12,354,667	7,440,753	3,919,259	2,570,336	7,312,315	4,112,436
Shares redeemed	(80,691,472)	(48,779,296)	(19,421,680)	(9,575,960)	(42,088,864)	(15,559,185)

Net increase (decrease)	$(45,565,190)	$63,478,161	$(12,615,262)	$9,610,736	$(22,332,071)	$40,183,031

	Class I		Class O		Class W
		August 1,		November 15,	February 12,
	Year Ended	2007(1) to	Year Ended	2006(1) to	2008(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008

Global Equity Dividend (Number of Shares)
Shares sold	138,648	64	782,090	1,823,965	7,672
Reinvestment of distributions	1,647	—	191,680	33,142	89
Shares redeemed	(2,887)	—	(706,072)	(446,487)	(418)

Net increase in shares outstanding	137,408	64	267,698	1,410,620	7,343

Global Equity Dividend ($)
Shares sold	$1,611,488	$1,018	$10,540,572	$29,498,450	$100,945
Reinvestment of distributions	17,934	—	2,607,486	540,071	1,106
Shares redeemed	(27,782)	—	(9,001,556)	(7,222,361)	(4,290)

Net increase	$1,601,640	$1,018	$4,146,502	$22,816,160	$97,761

	Class A		Class I		Class W
				August 1,	February 12,
	Year Ended	Year Ended	Year Ended	2007(1) to	2008(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008

Global Natural Resources (Number of Shares)
Shares sold	1,790,153	1,398,112	7	157	4,103
Reinvestment of distributions	2,336,443	570,030	20	—	(1)
Shares redeemed	(2,810,465)	(2,449,466)	(83)	(1)	(840)

Net increase (decrease) in shares outstanding	1,316,131	(481,324)	(56)	156	3,262

Global Natural Resources ($)
Shares sold	$20,032,450	$16,676,935	$100	$2,027	$49,821
Reinvestment of distributions	25,092,175	6,190,526	209	—	(14)
Shares redeemed	(29,521,523)	(27,924,309)	(913)	(12)	(9,597)

Net increase (decrease)	$15,603,102	$(5,056,848)	$(604)	$2,015	$40,210

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Global Real Estate (Number of Shares)
Shares sold	51,167,781	44,628,840	352,926	1,826,489	5,702,611	11,726,737
Reinvestment of distributions	1,640,309	1,488,668	77,469	108,319	352,125	364,760
Shares redeemed	(32,356,404)	(21,034,520)	(1,008,421)	(786,045)	(6,377,998)	(3,551,184)

Net increase (decrease) in shares outstanding	20,451,686	25,082,988	(578,026)	1,148,763	(323,262)	8,540,313

Global Real Estate ($)
Shares sold	$937,189,621	$1,053,431,057	$5,817,538	$37,270,066	$98,932,052	$250,279,742
Reinvestment of distributions	31,783,397	34,928,676	1,303,042	2,180,962	6,199,754	7,711,845
Shares redeemed	(577,604,547)	(490,048,454)	(15,872,425)	(15,294,287)	(104,028,388)	(72,337,353)

Net increase (decrease)	$391,368,471	$598,311,279	$(8,751,845)	$24,156,741	$1,103,418	$185,654,234

	Class I		Class O		Class W
				November 15,	February 12,
	Year Ended	Year Ended	Year Ended	2006(1) to	2008(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008

Global Real Estate (Number of Shares)
Shares sold	17,361,717	2,833,616	353,337	1,927,071	4,363,284
Reinvestment of distributions	287,474	51,336	38,884	32,070	36,962
Shares redeemed	(2,851,439)	(214,363)	(456,536)	(878,519)	(411,336)

Net increase (decrease) in shares outstanding	14,797,752	2,670,589	(64,315)	1,080,622	3,988,910

Global Real Estate ($)
Shares sold	$322,700,380	$65,388,279	$6,903,345	$46,088,840	$81,150,156
Reinvestment of distributions	5,302,392	1,203,302	762,024	756,820	636,668
Shares redeemed	(47,800,551)	(4,776,229)	(8,610,674)	(20,349,596)	(6,448,716)

Net increase (decrease)	$280,202,221	$61,815,352	$(945,305)	$26,496,064	$75,338,108

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Global Value Choice (Number of Shares)
Shares sold	1,396,794	413,843	108,879	125,643	271,913	224,819
Reinvestment of distributions	7,665	—	—	—	565	—
Shares redeemed	(1,196,047)	(528,474)	(458,496)	(312,118)	(418,092)	(281,123)

Net increase (decrease) in shares outstanding	208,412	(114,631)	(349,617)	(186,475)	(145,614)	(56,304)

Global Value Choice ($)
Shares sold	$34,725,305	$10,390,704	$2,970,432	$3,421,856	$6,485,007	$5,420,100
Reinvestment of distributions	197,906	—	—	—	14,032	—
Shares redeemed	(27,864,080)	(13,039,443)	(12,293,459)	(8,358,692)	(9,480,420)	(6,746,051)

Net increase (decrease)	$7,059,131	$(2,648,739)	$(9,323,027)	$(4,936,836)	$(2,981,381)	$(1,325,951)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class I		Class Q
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

Global Value Choice (Number of Shares)
Shares sold	164,533	185,884	17,033	9,271
Reinvestment of distributions	3,007	—	511	—
Shares redeemed	(99,756)	(49,776)	(29,161)	(38,134)

Net increase (decrease) in shares outstanding	67,784	136,108	(11,617)	(28,863)

Global Value Choice ($)
Shares sold	$4,158,310	$4,448,082	$484,802	$270,527
Reinvestment of distributions	77,786	—	15,493	—
Shares redeemed	(2,306,604)	(1,272,296)	(816,263)	(1,113,397)

Net increase (decrease)	$1,929,492	$3,175,786	$(315,968)	$(842,870)

	Class A	Class B	Class C	Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2008	2008	2008

Asia-Pacific Real Estate (Number of Shares)
Shares sold	780,760	4,402	974,716	102
Reinvestment of distributions	980	26	110	—
Shares redeemed	(84,459)	(382)	(189,935)	(1)

Net increase in shares outstanding	697,281	4,046	784,891	101

Asia-Pacific Real Estate ($)
Shares sold	$6,996,175	$35,352	$6,392,882	$1,020
Reinvestment of distributions	6,748	201	803	—
Shares redeemed	(456,097)	(3,153)	(834,587)	(10)

Net increase	$6,546,826	$32,400	$5,559,098	$1,010

	Class A		Class B		Class C
		December 20,		December 20,		December 20,
	Year Ended	2006(1) to	Year Ended	2006(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Disciplined International SmallCap (Number of Shares)
Shares sold	19,758	9,086	217	439	12,431	5,041
Reinvestment of distributions	191	—	7	—	88	—
Shares redeemed	(12,354)	(3,367)	(120)	—	(4,187)	(427)

Net increase in shares outstanding	7,595	5,719	104	439	8,332	4,614

Disciplined International SmallCap ($)
Shares sold	$202,660	$103,553	$2,108	$4,533	$107,822	$57,840
Reinvestment of distributions	1,955	—	67	—	897	—
Shares redeemed	(131,071)	(37,185)	(1,189)	—	(38,859)	(4,978)

Net increase	$73,544	$66,368	$986	$4,533	$69,860	$52,862

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class I
		December 20,
	Year Ended	2006(1) to
	October 31,	October 31,
	2008	2007

Disciplined International SmallCap (Number of Shares)
Shares sold	21,115,273	43,082,677
Reinvestment of distributions	1,061,868	—
Shares redeemed	(20,578,255)	(4,681,887)

Net increase in shares outstanding	1,598,886	38,400,790

Disciplined International SmallCap ($)
Shares sold	$185,110,629	$492,455,050
Reinvestment of distributions	10,882,081	—
Shares redeemed	(203,193,132)	(54,244,725)

Net increase (decrease)	$(7,200,422)	$438,210,325

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Emerging Countries (Number of Shares)
Shares sold	822,906	1,677,506	48,419	120,366	173,763	415,931
Proceeds from shares issued in merger	—	48,167	—	—	—	—
Reinvestment of distributions	176,088	49,397	12,124	2,139	40,672	6,705
Shares redeemed	(2,002,850)	(1,177,964)	(195,755)	(180,617)	(631,418)	(323,475)

Net increase (decrease) in shares outstanding	(1,003,856)	597,106	(135,212)	(58,112)	(416,983)	99,161

Emerging Countries ($)
Shares sold	$28,711,056	$61,051,631	$1,665,983	$4,540,140	$5,571,813	$14,223,797
Proceeds from shares issued in merger	—	1,570,432	—	—	—	—
Reinvestment of distributions	6,292,464	1,591,065	427,641	67,985	1,351,224	201,560
Shares redeemed	(63,446,626)	(42,526,644)	(5,956,437)	(6,583,827)	(17,685,013)	(10,757,579)

Net increase (decrease)	$(28,443,106)	$21,686,484	$(3,862,813)	$(1,975,702)	$(10,761,976)	$3,667,778

	Class I		Class M		Class Q
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Emerging Countries (Number of Shares)
Shares sold	1,116,587	517,678	—	49	108,895	383,862
Proceeds from shares issued in merger	—	—	—	(48,826)	—	—
Reinvestment of distributions	48,781	13,851	—	425	20,139	5,154
Shares redeemed	(1,019,536)	(322,580)	—	(1,853)	(316,696)	(243,283)

Net increase (decrease) in shares outstanding	145,832	208,949	—	(50,205)	(187,662)	145,733

Emerging Countries ($)
Shares sold	$36,867,641	$18,694,152	$—	$1,496	$3,902,063	$14,213,705
Proceeds from shares issued in merger	—	—	—	(1,570,432)	—	—
Reinvestment of distributions	1,745,240	446,558	—	13,499	745,231	171,687
Redemption fee proceeds	—	—	—	—	—	—
Shares redeemed	(33,127,020)	(11,228,172)	—	(57,877)	(10,326,260)	(8,769,423)

Net increase (decrease)	$5,485,861	$7,912,538	$—	$(1,613,314)	$(5,678,966)	$5,615,969

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class W
	February 12,
	2008(1) to
	October 31,
	2008

Emerging Countries (Number of Shares)
Shares sold	4,607
Reinvestment of distributions	1
Shares redeemed	(2,479)

Net increase in shares outstanding	2,129

Emerging Countries ($)
Shares sold	$162,983
Reinvestment of distributions	11
Shares redeemed	(78,082)

Net increase	$84,912

	Class A	Class B	Class C	Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2008	2008	2008

European Real Estate (Number of Shares)
Shares sold	693,672	3,076	19,205	102
Reinvestment of distributions	1,632	24	66	—
Shares redeemed	(103,326)	(1,157)	(10,195)	(1)

Net increase in shares outstanding	591,978	1,943	9,076	101

European Real Estate ($)
Shares sold	$6,733,767	$28,991	$181,711	$1,020
Reinvestment of distributions	13,407	196	545	—
Shares redeemed	(796,654)	(9,393)	(89,452)	(10)

Net increase	$5,950,520	$19,794	$92,804	$1,010

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Foreign (Number of Shares)
Shares sold	4,911,276	5,586,881	239,123	465,033	1,811,561	2,788,802
Reinvestment of distributions	689,975	268,335	113,030	54,324	458,623	201,179
Shares redeemed	(7,518,393)	(2,834,087)	(876,325)	(418,014)	(3,336,522)	(1,297,440)

Net increase (decrease) in shares outstanding	(1,917,142)	3,021,129	(524,172)	101,343	(1,066,338)	1,692,541

Foreign ($)
Shares sold	$94,565,312	$116,065,154	$4,648,104	$9,375,051	$33,659,479	$55,924,710
Reinvestment of distributions	14,109,997	5,170,819	2,230,091	1,019,661	9,062,384	3,781,772
Shares redeemed	(128,973,992)	(58,600,260)	(15,036,348)	(8,375,577)	(57,534,479)	(26,171,530)

Net increase (decrease)	$(20,298,683)	$62,635,713	$(8,158,153)	$2,019,135	$(14,812,616)	$33,534,952

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class I		Class Q		Class W
					February 12,
	Year Ended	Year Ended	Year Ended	Year Ended	2008(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008

Foreign (Number of Shares)
Shares sold	2,258,533	2,245,294	—	234	42,471
Reinvestment of distributions	317,295	121,586	2,445	2,264	—
Shares redeemed	(1,415,836)	(1,080,849)	(33,010)	(30,513)	(19,175)

Net increase (decrease) in shares outstanding	1,159,992	1,286,031	(30,565)	(28,015)	23,296

Foreign ($)
Shares sold	$44,056,759	$47,286,509	$—	$5,012	$878,887
Reinvestment of distributions	6,602,918	2,373,357	50,214	43,762	—
Shares redeemed	(22,601,262)	(22,654,368)	(440,821)	(652,894)	(309,649)

Net increase (decrease)	$28,058,415	$27,005,498	$(390,607)	$(604,120)	$569,238

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Greater China (Number of Shares)
Shares sold	947,515	2,196,767	92,034	295,918	173,882	559,664
Reinvestment of distributions	239,370	4,251	29,578	626	49,298	357
Shares redeemed	(1,990,551)	(1,077,963)	(219,342)	(146,993)	(439,357)	(218,283)

Net increase (decrease) in shares outstanding	(803,666)	1,123,055	(97,730)	149,551	(216,177)	341,738

Greater China ($)
Shares sold	$16,713,689	$36,379,127	$1,652,070	$4,827,247	$3,131,398	$9,969,510
Reinvestment of distributions	4,242,198	59,565	517,910	8,720	863,707	4,978
Shares redeemed	(31,428,443)	(17,193,019)	(3,355,264)	(2,430,746)	(7,284,343)	(3,407,996)

Net increase (decrease)	$(10,472,556)	$19,245,673	$(1,185,284)	$2,405,221	$(3,289,238)	$6,566,492

	Class I		Class O
			June 4,
	Year Ended	Year Ended	2008(1) to
	October 31,	October 31,	October 31,
	2008	2007	2008

Greater China (Number of Shares)
Shares sold	1,864	338	29,666
Reinvestment of distributions	255	9	—
Shares redeemed	(31)	—	(7,455)

Net increase in shares outstanding	2,088	347	22,211

Greater China ($)
Shares sold	$28,250	$6,820	$389,817
Reinvestment of distributions	4,518	125	—
Shares redeemed	(628)	—	(95,367)

Net increase	$32,140	$6,945	$294,450

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Index Plus International Equity (Number of Shares)
Shares sold	127,395	128,123	12,177	32,179	30,434	53,278
Proceeds from shares issued in merger	2,083,276	—	355,813	—	197,636	—
Reinvestment of distributions	15,616	1,989	6,215	632	5,787	773
Shares redeemed	(898,337)	(1,041,019)	(177,202)	(2,719)	(106,330)	(18,988)

Net increase (decrease) in shares outstanding	1,327,950	(910,907)	197,003	30,092	127,527	35,063

Index Plus International Equity ($)
Shares sold	$1,262,851	$1,644,502	$132,214	$413,854	$324,453	$680,086
Proceeds from shares issued in merger	24,809,468	—	4,223,697	—	2,343,627	—
Reinvestment of distributions	183,797	23,642	72,966	7,493	67,879	9,149
Shares redeemed	(9,088,911)	(13,003,326)	(1,667,340)	(36,087)	(1,040,718)	(234,315)

Net increase (decrease)	$17,167,205	$(11,335,182)	$2,761,537	$385,260	$1,695,241	$454,920

	Class I		Class O
			November 9,
	Year Ended	Year Ended	2007(1) to
	October 31,	October 31,	October 31,
	2008	2007	2008

Index Plus International Equity (Number of Shares)
Shares sold	8,828,357	4,628,592	1,292,028
Proceeds from shares issued in merger	523,573	—	7,673,371
Reinvestment of distributions	1,189,238	237,356	62
Shares redeemed	(10,454,928)	(3,125,186)	(2,385,102)

Net increase in shares outstanding	86,240	1,740,762	6,580,359

Index Plus International Equity($)
Shares sold	$95,723,393	$59,372,768	$13,220,056
Proceeds from shares issued in merger	6,258,727	—	90,795,795
Reinvestment of distributions	14,056,792	2,817,418	730
Shares redeemed	(102,148,610)	(39,684,824)	(22,842,487)

Net increase	$13,890,302	$22,505,362	$81,174,094

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

International Capital Appreciation (Number of Shares)
Shares sold	96,218	192,965	46,616	61,628	53,113	66,475
Reinvestment of distributions	4,821	413	2,138	115	1,936	123
Shares redeemed	(169,646)	(207,146)	(70,820)	(3,275)	(67,450)	(6,361)

Net increase (decrease) in shares outstanding	(68,607)	(13,768)	(22,066)	58,468	(12,401)	60,237

International Capital Appreciation ($)
Shares sold	$1,239,482	$2,368,777	$580,009	$807,880	$645,740	$888,507
Reinvestment of distributions	62,381	4,867	27,323	1,344	24,821	1,448
Shares redeemed	(1,327,786)	(2,460,407)	(807,705)	(40,301)	(714,775)	(80,137)

Net increase (decrease)	$(25,923)	$(86,763)	$(200,373)	$768,923	$(44,214)	$809,818

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class I
	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007

International Capital Appreciation (Number of Shares)
Shares sold	1,662,796	5,530,264
Reinvestment of distributions	515,675	128,072
Shares redeemed	(4,514,825)	(331,815)

Net increase (decrease) in shares outstanding	(2,336,354)	5,326,521

International Capital Appreciation ($)
Shares sold	$21,649,973	$69,653,165
Reinvestment of distributions	6,677,994	1,509,974
Shares redeemed	(49,010,622)	(4,575,021)

Net increase (decrease)	$(20,682,655)	$66,588,118

	Class A		Class B		Class C
		June 28,		June 28,		June 28,
	Year Ended	2007(1) to	Year Ended	2007(1) to	Year Ended	2007(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

International Equity Dividend (Number of Shares)
Shares sold	131,103	393,069	10,393	22,651	81,875	126,454
Reinvestment of distributions	13,987	—	134	—	5,557	—
Shares redeemed	(251,121)	(3,131)	(2,364)	(31)	(77,315)	—

Net increase (decrease) in shares outstanding	(106,031)	389,938	8,163	22,620	10,117	126,454

International Equity Dividend ($)
Shares sold	$1,187,362	$3,902,205	$97,508	$218,286	$786,475	$1,252,342
Reinvestment of distributions	119,484	—	1,126	—	47,456	—
Shares redeemed	(2,057,092)	(31,138)	(16,666)	(310)	(635,175)	—

Net increase (decrease)	$(750,246)	$3,871,067	$81,968	$217,976	$198,756	$1,252,342

	Class I		Class W
		June 28,	February 12,
	Year Ended	2007(1) to	2008(1) to
	October 31,	October 31,	October 31,
	2008	2007	2008

International Equity Dividend (Number of Shares)
Shares sold	2,645,507	5,265,562	2,222
Reinvestment of distributions	307,787	—	67
Shares redeemed	(1,936,510)	(7,892)	(104)

Net increase in shares outstanding	1,016,784	5,257,670	2,185

International Equity Dividend ($)
Shares sold	$22,644,879	$52,290,180	$21,015
Reinvestment of distributions	2,559,356	—	511
Shares redeemed	(15,129,428)	(78,707)	(895)

Net increase	$10,074,807	$52,211,473	$20,631

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

International Growth Opportunities (Number of Shares)
Shares sold	689,059	606,666	78,682	90,648	215,015	150,534
Reinvestment of distributions	724,639	424,904	184,188	101,617	136,334	65,339
Shares redeemed	(1,288,594)	(1,337,839)	(614,692)	(360,538)	(431,904)	(192,575)

Net increase (decrease) in shares outstanding	125,104	(306,269)	(351,822)	(168,273)	(80,555)	23,298

International Growth Opportunities ($)
Shares sold	$7,810,339	$8,143,922	$878,212	$1,180,526	$2,394,268	$1,979,430
Reinvestment of distributions	8,779,114	5,354,882	2,121,081	1,234,642	1,571,233	793,868
Shares redeemed	(13,206,986)	(17,966,521)	(6,290,257)	(4,705,424)	(3,806,058)	(2,507,472)

Net increase (decrease)	$3,382,467	$(4,467,717)	$(3,290,964)	$(2,290,256)	$159,443	$265,826

	Class I		Class Q
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

International Growth Opportunities (Number of Shares)
Shares sold	2,932,823	360,989	476,814	594,965
Reinvestment of distributions	129,807	110,577	394,356	225,064
Shares redeemed	(834,771)	(827,433)	(1,261,072)	(787,068)

Net increase (decrease) in shares outstanding	2,227,859	(355,867)	(389,902)	32,961

International Growth Opportunities ($)
Shares sold	$31,597,804	$4,754,225	$5,537,379	$7,984,633
Reinvestment of distributions	1,563,352	1,383,313	4,722,652	2,804,295
Shares redeemed	(7,367,699)	(10,767,823)	(13,486,319)	(10,306,446)

Net increase (decrease)	$25,793,457	$(4,630,285)	$(3,226,288)	$482,482

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

International Real Estate (Number of Shares)
Shares sold	8,574,151	19,878,781	71,839	767,102	2,194,498	8,245,988
Reinvestment of distributions	545,171	123,340	23,566	5,012	169,409	30,706
Shares redeemed	(14,791,771)	(5,641,413)	(329,118)	(98,193)	(5,422,977)	(1,361,519)

Net increase (decrease) in shares outstanding	(5,672,449)	14,360,708	(233,713)	673,921	(3,059,070)	6,915,175

International Real Estate ($)
Shares sold	$100,590,258	$265,384,203	$857,933	$10,170,413	$25,813,659	$109,483,769
Reinvestment of distributions	6,416,280	1,645,656	282,366	65,277	2,032,768	401,088
Shares redeemed	(154,954,852)	(74,585,692)	(3,544,764)	(1,277,012)	(56,377,064)	(17,644,347)

Net increase (decrease)	$(47,948,314)	$192,444,167	$(2,404,465)	$8,958,678	$(28,530,637)	$92,240,510

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class I		Class W
			February 12,
	Year Ended	Year Ended	2008(1) to
	October 31,	October 31,	October 31,
	2008	2007	2008

International Real Estate (Number of Shares)
Shares sold	43,441,169	6,969,530	52,809
Reinvestment of distributions	428,870	90,632	124
Shares redeemed	(10,642,891)	(268,863)	(8,553)

Net increase in shares outstanding	33,227,148	6,791,299	44,380

International Real Estate ($)
Shares sold	$481,407,853	$91,183,483	$568,699
Reinvestment of distributions	4,893,801	1,202,775	1,157
Shares redeemed	(95,017,074)	(3,540,845)	(58,832)

Net increase	$391,284,580	$88,845,413	$511,024

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

International SmallCap Multi-Manager (Number of Shares)
Shares sold	2,979,636	5,045,814	50,690	120,228	219,882	517,439
Reinvestment of distributions	998,861	20,929	118,804	—	221,078	53
Shares redeemed	(4,779,374)	(2,339,921)	(623,581)	(364,409)	(703,134)	(324,780)

Net increase (decrease) in shares outstanding	(800,877)	2,726,822	(454,087)	(244,181)	(262,174)	192,712

International SmallCap Multi-Manager ($)
Shares sold	$136,744,112	$301,848,369	$2,540,227	$7,497,411	$9,721,747	$29,552,044
Reinvestment of distributions	47,137,719	1,059,446	5,829,623	—	9,767,028	2,524
Shares redeemed	(202,990,223)	(137,896,302)	(28,106,960)	(21,737,439)	(27,322,204)	(17,907,434)

Net increase (decrease)	$(19,108,392)	$165,011,513	$(19,737,110)	$(14,240,028)	$(7,833,429)	$11,647,134

	Class I		Class Q		Class O	Class W
					June 4,	February 12,
	Year Ended	Year Ended	Year Ended	Year Ended	2008(1) to	2008(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2008

International SmallCap Multi-Manager (Number of Shares)
Shares sold	1,741,676	3,249,235	441,947	851,771	4,615	424,319
Reinvestment of distributions	627,880	16,186	273,392	9,277	—	2
Shares redeemed	(1,922,882)	(516,468)	(796,120)	(648,584)	(1,899)	(38,041)

Net increase (decrease) in shares outstanding	446,674	2,748,953	(80,781)	212,464	2,716	386,280

International SmallCap Multi-Manager ($)
Shares sold	$77,860,724	$188,727,994	$21,564,716	$55,349,246	$150,303	$19,393,949
Reinvestment of distributions	29,679,191	819,983	14,027,428	504,137	—	126
Shares redeemed	(82,207,122)	(32,274,836)	(36,553,425)	(41,248,877)	(54,844)	(1,389,064)

Net increase (decrease)	$25,332,793	$157,273,141	$(961,281)	$14,604,506	$95,459	$18,005,011

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

International Value (Number of Shares)
Shares sold	15,008,226	16,368,193	413,342	453,105	1,347,145	834,396
Reinvestment of distributions	13,738,713	7,950,487	1,777,035	1,377,293	4,567,631	2,721,822
Shares redeemed	(37,372,970)	(24,751,517)	(7,626,050)	(6,016,199)	(9,292,377)	(4,638,571)

Net decrease in shares outstanding	(8,626,031)	(432,837)	(5,435,673)	(4,185,801)	(3,377,601)	(1,082,353)

International Value ($)
Shares sold	$263,356,450	$353,613,593	$7,656,523	$9,307,026	$24,318,686	$16,733,659
Reinvestment of distributions	253,006,563	162,571,673	32,199,846	27,711,130	81,988,970	54,463,672
Shares redeemed	(604,941,068)	(539,661,218)	(129,928,893)	(129,493,665)	(144,620,438)	(98,807,462)

Net decrease	$(88,578,055)	$(23,475,952)	$(90,072,524)	$(92,475,509)	$(38,312,782)	$(27,610,131)

	Class I		Class Q
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007

International Value (Number of Shares)
Shares sold	21,346,501	27,853,117	80,922	4,986
Reinvestment of distributions	12,048,408	6,124,030	168,251	102,040
Shares redeemed	(61,196,377)	(20,350,068)	(258,323)	(190,516)

Net increase (decrease) in shares outstanding	(27,801,468)	13,627,079	(9,150)	(83,490)

International Value ($)
Shares sold	$374,519,708	$601,984,171	$1,352,835	$110,000
Reinvestment of distributions	221,811,196	125,236,405	3,102,544	2,089,785
Shares redeemed	(1,025,849,999)	(447,151,806)	(4,062,976)	(4,143,124)

Net increase (decrease)	$(429,519,095)	$280,068,770	$392,403	$(1,943,339)

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

International Value Choice (Number of Shares)
Shares sold	686,849	196,008	42,499	40,254	63,426	85,318
Reinvestment of distributions	176,805	26,003	29,707	3,151	39,133	4,177
Shares redeemed	(795,921)	(553,686)	(97,833)	(74,651)	(133,854)	(94,956)

Net increase (decrease) in shares outstanding	67,733	(331,675)	(25,627)	(31,246)	(31,295)	(5,461)

International Value Choice ($)
Shares sold	$7,157,841	$2,591,527	$499,053	$523,398	$741,122	$1,113,930
Reinvestment of distributions	2,075,696	334,923	345,496	40,274	456,287	53,511
Shares redeemed	(7,750,036)	(7,400,948)	(1,061,670)	(971,726)	(1,515,447)	(1,252,071)

Net increase (decrease)	$1,483,501	$(4,474,498)	$(217,121)	$(408,054)	$(318,038)	$(84,630)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class I
	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007

International Value Choice (Number of Shares)
Shares sold	1,789,120	4,387,177
Reinvestment of distributions	775,006	76,908
Shares redeemed	(1,843,757)	(3,383,938)

Net increase in shares outstanding	720,369	1,080,147

International Value Choice ($)
Shares sold	$21,092,150	$57,856,995
Reinvestment of distributions	9,083,070	989,038
Shares redeemed	(19,635,694)	(46,416,954)

Net increase	$10,539,526	$12,429,079

	Class A
	Year Ended	Year Ended
	October 31,	October 31,
	2008	2007

Russia (Number of Shares)
Shares sold	3,508,454	4,435,492
Reinvestment of distributions	1,701,980	613,999
Shares redeemed	(6,816,631)	(6,715,298)

Net decrease in shares outstanding	(1,606,197)	(1,665,807)

Russia ($)
Shares sold	$221,879,155	$280,987,914
Reinvestment of distributions	116,874,956	37,402,991
Redemption fee proceeds	1,344,090	3,086,432
Shares redeemed	(348,756,344)	(422,755,301)

Net decrease	$(8,658,143)	$(101,277,964)

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Emerging Markets Fixed Income (Number of Shares)
Shares sold	252,204	574,996	3,762	12,563	71,595	121,704
Reinvestment of distributions	26,782	17,007	1,607	1,367	6,655	2,892
Shares redeemed	(878,847)	(2,107,447)	(13,009)	(3,405)	(77,077)	(6,959)

Net increase (decrease) in shares outstanding	(599,861)	(1,515,444)	(7,640)	10,525	1,173	117,637

Emerging Markets Fixed Income ($)
Shares sold	$2,502,888	$5,985,060	$36,830	$129,139	$714,968	$1,261,502
Reinvestment of distributions	263,152	174,982	15,738	14,047	64,586	29,610
Shares redeemed	(8,666,811)	(21,814,799)	(118,714)	(34,681)	(688,196)	(71,700)

Net increase (decrease)	$(5,900,771)	$(15,654,757)	$(66,146)	$108,505	$91,358	$1,219,412

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class I
		December 20,
	Year Ended	2006(1) to
	October 31,	October 31,
	2008	2007

Emerging Markets Fixed Income (Number of Shares)
Shares sold	14,539,689	29,241,272
Reinvestment of distributions	2,018,022	617,893
Shares redeemed	(11,690,948)	(601,326)

Net increase in shares outstanding	4,866,763	29,257,839

Emerging Markets Fixed Income ($)
Shares sold	$129,868,071	$303,520,569
Reinvestment of distributions	19,732,368	6,243,231
Shares redeemed	(114,548,390)	(6,041,783)

Net increase	$35,052,049	$303,722,017

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Global Bond (Number of Shares)
Shares sold	7,456,121	274,870	482,365	33,601	3,471,699	160,111
Reinvestment of distributions	137,999	3,007	7,800	658	50,068	673
Shares redeemed	(2,528,202)	(66,579)	(120,595)	(4,564)	(831,577)	(10,660)

Net increase in shares outstanding	5,065,918	211,298	369,570	29,695	2,690,190	150,124

Global Bond ($)
Shares sold	$80,606,536	$2,826,384	$5,209,000	$339,806	$37,418,779	$1,646,890
Reinvestment of distributions	1,503,470	30,842	84,783	6,727	547,180	6,965
Shares redeemed	(26,720,683)	(676,036)	(1,265,336)	(45,456)	(8,772,866)	(108,978)

Net increase	$55,389,323	$2,181,190	$4,028,447	$301,077	$29,193,093	$1,544,877

	Class I		Class O
			June 4,
	Year Ended	Year Ended	2008(1) to
	October 31,	October 31,	October 31,
	2008	2007	2008

Global Bond (Number of Shares)
Shares sold	146,220	1	27,965
Reinvestment of distributions	511	—	2
Shares redeemed	(97,562)	—	(6,112)

Net increase in shares outstanding	49,169	1	21,855

Global Bond ($)
Shares sold	$1,585,456	$10	$292,477
Reinvestment of distributions	5,482	—	21
Shares redeemed	(1,042,215)	—	(63,489)

Net increase	$548,723	$10	$229,009

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007	2008	2007

Diversified International (Number of Shares)
Shares sold	8,841,423	14,796,567	654,048	1,227,737	3,391,624	6,505,341
Reinvestment of distributions	515,063	58,638	48,497	1,114	164,842	4,093
Shares redeemed	(12,019,529)	(3,910,709)	(851,393)	(282,859)	(3,992,949)	(1,190,161)

Net increase (decrease) in shares outstanding	(2,663,043)	10,944,496	(148,848)	945,992	(436,483)	5,319,273

Diversified International ($)
Shares sold	$111,719,950	$196,674,148	$8,251,659	$16,173,010	$42,957,806	$85,984,708
Reinvestment of distributions	6,979,408	727,447	654,909	13,771	2,222,086	50,585
Shares redeemed	(131,771,713)	(51,884,948)	(9,548,622)	(3,741,472)	(43,316,760)	(15,544,550)

Net increase (decrease)	$(13,072,355)	$145,516,647	$(642,054)	$12,445,309	$1,863,132	$70,490,743

	Class I		Class O	Class R		Class W
			June 4,		December 12,	February 12,
	Year Ended	Year Ended	2008(1) to	Year Ended	2006(1) to	2008(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2008	2007	2008

Diversified International (Number of Shares)
Shares sold	7	36,440	29,313	1,146	39,818	294,208
Reinvestment of distributions	57	4	—	655	38	—
Shares redeemed	(47)	(34,712)	(10,096)	(5,672)	(10,702)	(87,719)

Net increase (decrease) in shares outstanding	17	1,732	19,217	(3,871)	29,154	206,489

Diversified International ($)
Shares sold	$100	$522,197	$279,607	$14,594	$502,116	$3,322,579
Reinvestment of distributions	766	55	—	8,800	472	—
Shares redeemed	(640)	(476,693)	(91,526)	(68,665)	(144,253)	(772,445)

Net increase (decrease)	$226	$45,559	$188,081	$(45,271)	$358,335	$2,550,134

(1)	Commencement of operations.

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund’s net assets, at market value, at time of purchase. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Fund’s Board and in accordance with the methods specifically authorized by the Board.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Global Natural Resources	Shore Gold, Inc.	189,116	09/19/07	$660,013	$98,849	0.1%

				$660,013	$98,849	0.1%

Global Real Estate	Safestore Holdings Ltd.	3,353,865	03/09/07	$13,805,038	$5,023,489	0.4%

				$13,805,038	$5,023,489	0.4%

Emerging Countries	LSR Group GDR	190,392	06/17/08	$2,949,961	$474,076	0.5%

				$2,949,961	$474,076	0.5%

Foreign	Federal Grid Co Unitied Energy System JSC GDR	70,735	08/28/08	$431,484	$109,745	0.1%
	Inter Rao Ues OAO GDR	14,630	08/28/08	92,169	31,345	0.0%
	Kusbassenergo OJSC — Spon GDR	4,865	08/28/08	25,663	8,087	0.0%
	Mosenergo OAO — Spon GDR	23,485	08/28/08	114,489	37,001	0.0%
	Wholesale Power-1 OAO GDR	67,340	08/28/08	153,199	24,876	0.0%
	Wholesale Power-2 OAO GDR	17,500	08/28/08	76,125	17,907	0.0%

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 13 — ILLIQUID SECURITIES (continued)

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

	Wholesale Power-3 OAO GDR	28,770	08/28/08	$97,099	$18,439	0.0%
	Wholesale Power-6 OAO GDR	20,405	08/28/08	71,418	18,467	0.0%
	Open Investments	200	09/25/07	58,144	7,887	0.0%
	Silvinit BRD	1,897	05/10/07	562,232	369,915	0.1%
	Territorial Generating Co.-1 — Spon GDR	26,740	08/28/08	72,867	14,817	0.0%
	Territorial Generating Co.-14 JSC — Spon GDR	1,120	08/28/08	9,072	2,358	0.0%
	Territorial Generating Co.-2 — Spon GDR	4,515	08/28/08	44,473	9,840	0.0%
	Territorial Generating Co.-4 — Spon GDR	11,095	08/28/08	57,417	21,722	0.0%
	Territorial Generating Co.-9 — Spon GDR	11,760	08/28/08	35,280	12,164	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	35	11/21/07	13,706	6,063	0.0%
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	35	11/21/07	374,865	52,786	0.0%
	URSA Bank	141,747	05/10/07	305,862	25,514	0.0%
	Territorial Generating Co. — Spon GDR	11,690	08/28/08	63,711	11,228	0.0%
	Wimm-Bill-Dann Foods — Class S	6,550	07/03/07	556,784	85,150	0.1%
	Yenisei Territorial — Spon GDR	12,040	08/28/08	26,789	8,829	0.0%

				$3,242,848	$894,140	0.3%

Greater China	Chuang’s China Investments	2,921,000	07/25/07	540,505	26,647	0.1%

				$540,505	$26,647	0.1%

International Real Estate	Central Pattana PCL	1,929,000	03/01/06	$1,293,212	$519,454	0.2%
	Safestore Holdings Ltd.	1,457,200	03/09/07	5,133,073	2,182,625	0.5%
	Yatra Capital Ltd.	90,700	11/27/06	1,191,305	464,752	0.1%

				$7,617,590	$3,166,831	0.8%

International SmallCap Multi-Manager	Meiban Group Ltd.	1,973,000	07/02/07	$731,136	$159,649	0.1%
	Octaviar Ltd.	673,856	09/11/06	2,852,642	62,693	0.0%
	Super Coffeemix Manufacturing Ltd.	336,000	06/10/08	191,413	111,048	0.0%
	Waseda Academy Co., Ltd.	14,000	01/18/07	249,325	120,800	0.0%

				$4,024,516	$454,190	0.1%

Russia	Bank St. Petersburg BRD — Class S	1,709,000	11/02/07	$8,893,549	$512,700	0.2%
	Efes Breweries International NV GDR	300,400	01/25/06	$9,188,514	1,813,454	0.7%
	LSR Group GDR	811,680	11/09/07	$11,769,360	2,021,083	0.8%
	Moscow City Telephone	135,000	04/18/02	$1,079,980	1,458,000	0.5%
	Novorossiysk Sea Trade Port BRD	6,060,000	11/02/07	$1,551,360	303,000	0.1%
	Open Investments	33,000	11/07/07	$9,071,850	1,301,370	0.5%
	RBC Information Systems	1,324,122	06/16/04	$7,874,627	1,721,359	0.7%
	RenShares Utilities Ltd.	1,899,872	08/26/05	$2,744,925	2,659,821	1.0%
	Uralsvyazinform	68,909,100	06/18/99	$1,335,399	964,727	0.4%
	Vsmpo-Avisma Corp.	36,800	04/06/04	$5,412,132	1,840,000	0.7%

				$58,921,696	$14,595,514	5.6%

Emerging Markets Fixed Income*	Alfa Bond Issuance PLC for OJSC Alfa Bank, 8.635%, due 02/22/17	1,200,000	05/02/07	$1,202,706	$535,821	0.2%
	Alfa MTN Invest Ltd., 9.250%, due 06/24/13	1,150,000	06/19/08	1,150,000	610,158	0.3%
	Alto Parana SA, 6.375%, due 06/09/17	620,000	06/07/07	615,660	516,088	0.2%
	Banco Credito Del Peru, 7.170%, due 10/15/22	3,900,000	10/19/07	1,291,391	1,272,218	0.5%
	Banco Do Brasil, 9.750%, due 07/18/17	2,300,000	07/13/07	1,235,364	756,404	0.3%
	Banco Safra Ltd., 10.875%, due 04/03/17	2,400,000	06/11/07	1,271,694	675,744	0.3%

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 13 — ILLIQUID SECURITIES (continued)

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

	Banco Votorantim, 10.625%, due 04/10/14	250,000	03/29/07	$121,869	$38,327	0.0%
	Banco Votorantim, 10.625%, due 04/10/14	2,300,000	06/11/07	1,235,076	767,021	0.3%
	Bangkok Bank PCL/Hong Kong	800,000	12/11/07	896,515	463,682	0.2%
	Barclays Bank CLN, Discount Note, due 12/17/12	1,300,000	12/14/07	1,494,976	961,740	0.4%
	Barclays Bank CLN, Discount Note, due 03/17/13	1,200,000	12/13/07	1,474,339	895,680	0.4%
	Belize Government International Bond, 4.250% (step rate 6.000%), due 02/20/29	330,000	05/02/07	288,229	173,250	0.1%
	Bosnia & Herzegovina Government International Bond, 17.500%, due 12/11/17	750,000	08/29/06	417,906	219,938	0.1%
	Cia de Transporte de Energia Electrica de Alta Tension SA, 8.875%, due 12/15/16	100,000	12/15/06	100,000	32,500	0.0%
	Citic Resources Finance Ltd., 6.750%, due 05/15/14	265,000	05/14/07	264,274	139,125	0.1%
	Citic Resources Finance Ltd., 6.750%, due 05/15/14	400,000	09/20/07	390,309	190,000	0.1%
	City of Kiev Ukraine, 8.000%, due 11/06/15	550,000	02/17/06	574,320	211,750	0.1%
	Earls Eight Ltd., 8.000% (step rate 9.000%), due 12/31/12	200,000	12/07/06	194,537	117,260	0.1%
	El Salvador Government International Bond, 8.250%, due 04/10/32	2,440,000	08/30/06	2,981,005	1,598,200	0.7%
	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 6.800%, due 10/04/12	1,400,000	05/01/07	1,386,447	637,000	0.3%
	HSBK Europe BV, 7.250%, due 05/03/17	400,000	04/26/07	399,436	206,000	0.1%
	HSBK Europe BV, 7.250%, due 05/03/17	600,000	06/28/07	585,000	270,000	0.1%
	Interoceanica IV Finance Ltd., 6.020%, due 11/30/25	1,181,082	05/03/07	619,964	435,347	0.2%
	JPMorgan Chase London, Discount Note, due 06/17/21	4,920,000	09/03/08	5,796,588	4,392,576	1.9%
	Kazkommerts International BV, 7.500%, due 11/29/16	1,410,000	11/21/06	1,356,809	613,686	0.3%
	Kuznetski Capital for Bank of Moscow, 7.500%, due 11/25/15	1,500,000	10/20/06	1,546,822	574,470	0.2%
	Lebanon Government International Bond, 8.250%, due 04/12/21	210,000	01/18/07	207,468	155,925	0.1%
	Majapahit Holding BV, 7.250%, due 06/28/17	1,480,000	06/22/07	1,456,522	885,969	0.4%
	Majapahit Holding BV, 7.875%, due 06/29/37	2,235,000	06/21/07	2,200,323	1,195,725	0.5%
	Majapahit Holding BV, 7.750%, due 10/17/16	100,000	10/11/06	98,976	65,500	0.0%
	Majapahit Holding BV, 7.750%, due 10/17/16	650,000	05/25/07	685,704	391,056	0.2%
	Province of Mendoza, 5.500%, due 09/04/18	781,950	10/24/06	601,268	340,148	0.1%
	Standard Bank (Nak), 8.125%, due 09/30/09	500,000	05/02/07	503,606	251,375	0.1%
	National Power Corp., 9.625%, due 05/15/28	450,000	02/01/06	493,747	348,750	0.1%
	National Power Corp., 6.875%, due 11/02/16	305,000	10/25/06	305,446	230,275	0.1%
	National Power Corp., 6.875%, due 11/02/16	1,300,000	08/28/07	1,258,755	881,685	0.4%
	Pakistan Government International Bond, 7.125%, due 03/31/16	610,000	10/31/07	577,583	232,057	0.1%

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 13 — ILLIQUID SECURITIES (continued)

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

	Islamic Republic of Pakistan, 6.875%, due 06/01/17	3,695,000	07/25/07	$3,277,055	$1,339,438	0.6%
	Peru Enhanced Pass-through Finance Ltd., 6.910%, due 05/31/18	246,100	12/14/06	171,997	128,398	0.1%
	Peru Enhanced Pass-through Finance Ltd., 7.030%, due 05/31/18	2,953,201	06/28/07	2,080,498	1,540,780	0.6%
	Peru Government International Bond, 6.900%, due 08/12/37	5,000,000	07/20/07	1,583,531	1,144,098	0.5%
	Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, due 05/08/22	2,515,000	06/28/07	2,422,046	1,935,041	0.8%
	Province of Buenos Aires Argentina, 3.000% (step rate 4.000%), due 05/15/35	4,550,000	05/30/06	2,056,260	548,275	0.2%
	Province of Buenos Aires Argentina, 3.000% (step rate 4.000%), due 05/15/35	1,050,000	01/27/06	510,725	126,525	0.1%
	Province of Buenos Aires Argentina, 9.625%, due 04/18/28	4,130,000	05/01/07	4,124,477	753,725	0.3%
	Province of Buenos Aires Argentina, 9.375%, due 09/14/18	2,480,000	11/02/06	2,153,946	452,600	0.2%
	Provincia Del Neuquen Titulo Provincial, 8.656%, due 10/18/14	444,500	05/21/07	459,606	317,818	0.1%
	Republic of Iraq, 5.800%, due 01/15/28	9,050,000	05/03/06	5,707,814	4,570,250	2.0%
	Shinhan Bank, 6.819%, due 09/20/36	1,280,000	09/24/07	1,251,027	617,236	0.3%
	Sibacademfinance PLC for URSA Bank, 9.125%, due 02/26/10	25,000,000	06/04/07	981,573	648,765	0.3%
	Standard Bank PLC, 15.000%, due 03/12/12	2,025,785	06/28/07	2,025,785	1,489,059	0.6%
	Standard Bank PLC, 16.000%, due 07/20/09	143,584	01/26/07	143,584	135,756	0.1%
	Transportadora Gas del Norte, 8.000%, due 12/31/12	1,285,000	05/24/07	1,270,865	584,675	0.3%
	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	40,368	10/31/06	39,093	18,367	0.0%
	TuranAlem Finance BV, 8.250%, due 01/22/37	1,500,000	08/30/07	1,306,426	483,750	0.2%
	UBS AG, 9.850%, due 08/02/17	2,000,000	07/26/07	1,997,040	2,005,457	0.8%
	UBS AG, Discount Note, due 09/04/17	1,200,000	12/13/07	1,198,466	1,232,068	0.5%
	UBS AG, Discount Note, due 12/27/13	400,000	01/05/07	397,866	445,491	0.2%
	UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	2,800,000	01/25/07	2,776,562	868,000	0.4%
	Ukraine Government International Bond, 6.580%, due 11/21/16	360,000	07/31/07	350,276	149,400	0.1%
	Ukraine Government International Bond, 7.650%, due 06/11/13	1,180,000	10/20/06	1,235,661	601,800	0.3%
	Woori Bank, 6.208%, due 05/02/37	1,230,000	09/20/07	1,141,071	897,157	0.3%

				$77,943,884	$45,316,379	19.5%

*	Due to market conditions, ING Fund Compliance requested that all sub-advisors complete an additional certification to confirm that a recent assessment of the liquidity of each funds holdings was conducted. All sub-advisers responded affirmatively, with Emerging Markets Fixed Income reporting an increased number of illiquid securities due to recent market conditions.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 14 — REORGANIZATION

On December 9, 2007, Index Plus International Equity, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING International Equity Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 12 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
				Capital Loss	Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carry forwards	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Depreciation (000’s)	Ratio

Index Plus International Equity	ING International Equity Fund	$128,431	$122,957	$13,594	$3,120	1.0243

The net assets of Index Plus International Equity after the acquisition were $251,388,007.

NOTE 15 — CONCENTRATION OF RISKS

Foreign Securities (All Funds).  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Emerging Markets Investments (All Funds except Index Plus International Equity).  Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Natural Resources, Global Real Estate, Asia-Pacific Real Estate, European Real Estate and International Real Estate). As a result of each Fund and each Underlying Fund concentrating its assets in securities related to a particular industry, each Fund or Underlying Fund may be subject to greater market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

Geographic Concentration (Asia-Pacific Real Estate, European Real Estate, Greater China and Russia). As a result of each Fund concentrating its assets in a single region of the world, each Fund’s performance may be more volatile than that of a fund that invests globally. If securities in the region that each Fund is concentrated fall out of favor, it may cause a Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Global Natural Resources, Global Real Estate, Asia-Pacific Real Estate, Disciplined International SmallCap, European Real Estate, Greater China, International Real Estate, Russia, Emerging Markets Fixed Income and Global Bond). The Funds and Underlying Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund or Underlying Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Fund’s or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Restricted and Illiquid Securities (Greater China, Russia and Emerging Markets Fixed Income). If a security is illiquid, a Fund may not be able to sell the security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 15 — CONCENTRATION OF RISKS (continued)

amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Rule 144A Securities (Global Real Estate, Global Value Choice, Asia-Pacific Real Estate, European Real Estate, Greater China, International Real Estate and International Value Choice). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. Each Fund generally considers Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the period ended October 31, 2008, Global Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, Global Bond may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Funds relating to these events is immaterial.

NOTE 16 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral

NOTE 16 — SECURITIES LENDING (continued)

is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of October 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. Subsequent to October 31, 2008, the Funds agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds’ continued lending of securities. The recorded value of each Fund’s investment in the BICR Fund will include the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2008, the following Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
Fund	Loaned	Collateral

Global Equity Dividend	$6,784,510	$7,031,111
Global Real Estate	143,983,741	136,229,615
Global Value Choice	12,549,229	12,656,612
Emerging Countries	11,598,481	12,022,302
Foreign	6,888,038	7,449,055
International Growth Opportunities	5,666,508	6,150,930
International SmallCap Multi-Manager	6,608,433	6,972,221
International Value	100,135,669	110,326,097
Russia	31,708,315	32,130,516

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 17 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, equalization, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2008:

		Undistributed	Accumulated
	Paid-in	Net Investment Income	Net Realized
	Capital	On Investments	Gains / (Losses)

Global Equity Dividend	$356,453	$(1,761,590)	$1,405,137
Global Natural Resources	2,046,139	131,573	(2,177,712)
Global Real Estate(1)	4,315,681	(3,362,388)	(953,293)
Global Value Choice	(405,632)	(90,646)	496,278
Asia-Pacific Real Estate	(4,655)	(6,224)	10,879
Disciplined International SmallCap	(21,851)	934,000	(912,149)
Emerging Countries	(3,321,808)	(1,129,940)	4,451,748
European Real Estate	(4,858)	94,830	(89,972)
Foreign	(483,610)	(14,563,309)	15,046,919
Greater China	704,722	1,664,981	(2,369,703)
Index Plus International Equity	—	(771,486)	771,486
International Capital Appreciation	—	(245,490)	245,490
International Equity Dividend	(765)	(231,071)	231,836
International Growth Opportunities	(1,838,680)	(189,709)	2,028,389
International Real Estate	(12)	(11,293,074)	11,293,086
International SmallCap Multi-Manager	2	(761,262)	761,260
International Value	261,128,276	(13,018,757)	(248,109,519)
International Value Choice	—	60,962	(60,962)
Russia	78,258,958	4,900,253	(83,159,211)
Emerging Markets Fixed Income	—	(5,025,526)	5,025,526
Global Bond	—	2,136,010	(2,136,010)
Diversified International	—	20,954,760	(20,954,760)

(1)	As of the Fund’s tax year ended December 31, 2007.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 17 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2008				Year Ended October 31, 2007
				Dividends Paid			Dividends Paid
	Ordinary	Long-Term	Return of	Deduction on	Ordinary	Long-Term	Deduction on
	Income	Capital Gains	Capital	Redemptions	Income	Capital Gains	Redemptions

Global Equity Dividend	$16,829,413	$20,212,116	$987,059	$—	$18,796,716	$3,818,557	$362,377
Global Natural Resources	20,465,025	7,709,284	—	2,046,138	2,937,873	3,999,909	—
Global Real Estate(1)	54,457,206	3,823,017	—	4,315,681	51,930,847	8,533,607	—
Global Value Choice	453,191	—	—	—	—	—	—
Asia-Pacific Real Estate	68,616	—	—	—	—	—	—
Disciplined International SmallCap	10,885,408	—	—	—	—	—	—
Emerging Countries	3,353,946	8,984,526	—	—	2,943,119	—	—
European Real Estate	77,180	—	—	—	—	—	—
Foreign	4,162,876	40,260,324	—	—	5,017,181	12,877,280	—
Greater China	6,807,369	1,427,245	—	704,722	143,130	—	—
Index Plus International Equity	11,803,802	2,716,188	—	—	3,219,136	—	—
International Capital Appreciation	5,739,016	1,233,537	—	—	1,644,836	—	—
International Equity Dividend	2,583,013	—	197,865	—	—	—	—
International Growth Opportunities	10,559,321	10,794,409	—	—	3,156,568	9,769,639	—
International Real Estate	18,504,346	—	9,785,496	—	5,257,673	—	—
International SmallCap Multi-Manager	78,413,094	66,294,175	—	—	3,451,506	—	—
International Value	169,348,535	657,984,681	—	122,133,081	122,228,627	402,826,028	83,732,774
International Value Choice	4,885,936	7,696,698	—	—	1,154,606	379,371	—
Russia	—	137,654,710	—	54,251,300	—	43,574,710	23,691,103
Emerging Markets Fixed Income	14,743,967	—	5,503,726	—	7,701,124	—	—
Global Bond	4,587,274	—	—	—	1,570,829	8,117	—
Diversified International	11,317,059	1,925,350	—	—	1,063,277	—	19,330

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31, 2007.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 17 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2008 were:

	Undistributed	Undistributed	Unrealized	Post-October	Post-October
	Ordinary	Long-Term	Appreciation/	Capital Loss	PFIC Loss	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Global Equity Dividend	$—	$—	$(81,657,462)	$—	$—	$(24,895,240)	2016
Global Natural Resources	—	5,302,516	(38,744,976)	—	—	—	—
Global Real Estate(1)	—	1,490,719	(613,765,103)	(13,204,478)	(35,512,284)	—	—
Global Value Choice	—	—	(40,890,857)	—	—	(60,707,345)	2009
						(81,779,077)	2010
						(6,183,953)	2011

						$(148,670,375)

Asia-Pacific Real Estate	10,095	—	(4,117,756)	—	—	(1,331,831)	2016
Disciplined International SmallCap	7,938,474	—	(146,070,521)	—	—	(73,249,417)	2016
Emerging Countries	2,746,170	—	(64,756,716)	—	—	(53,090,356)	2016
European Real Estate	95,760	—	(2,067,073)	—	—	(872,339)	2016
Foreign	10,422,707	—	(70,517,583)	—	—	(72,680,314)	2016
Greater China	1,754,292	255,507	(15,228,755)	—	—	—	—
Index Plus International Equity	4,340,365	—	(66,977,435)	—	—	(37,732,800)	2016
International Capital Appreciation	1,054,798	—	(38,079,789)	—	—	(6,257,099)	2016
International Equity Dividend	—	—	(21,245,454)	—	—	(9,689,793)	2016
International Growth Opportunities	187,257	—	(52,137,198)	—	—	(4,921,856)	2016
International Real Estate	—	—	(276,937,528)	—	—	(26,312)	2014
						(2,515,843)	2015
						(68,924,625)	2016

						$(71,466,780)

International SmallCap Multi-Manager	10,691,669	—	(304,493,075)	—	—	(153,055,822)	2016
International Value	94,762,532	257,239,139	(1,228,441,276)	—	—	—	—
International Value Choice	568,651	—	(28,080,682)	—	—	(195,990)	2016
Russia	—	82,386,197	(227,135,851)	—	—	—	—
Emerging Markets Fixed Income	—	—	(98,866,204)	—	—	(593,649)	2015
						(7,586,987)	2016

						$(8,180,636)

Global Bond	1,841,225	—	(7,192,635)	—	—	—	—
Diversified International	20,777,313	—	(190,744,358)	—	—	(28,060,058)	2016

(1)	As of the Fund’s tax year ended December 31, 2007.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 18 — OTHER ACCOUNTING PRONOUNCEMENTS

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of October 31, 2008, management of the Funds has determined SFAS No. 157 will not materially impact the manner in which the Funds determine the value of investments but will require additional disclosures.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require an additional disclosure about the current status of the payment/performance risk of a guarantee. This amendment of FIN 45 reflects the Board’s belief that instruments with similar risks should have similar disclosures. These amendments are effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. As of October 31, 2008, management of the Funds is currently assessing the impact of adopting FSP No. 133-1 and FIN 45-4.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 19 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2008, the following Funds paid dividends and distributions of:

	Net Investment	Short-Term	Long-Term	Payable	Record
	Income	Capital Gains	Capital Gains	Date	Date

International Value
Class A	$0.3445	$0.1686	$1.2129	November 5, 2008	October 31, 2008
Class B	$0.1618	$0.1686	$1.2129	November 5, 2008	October 31, 2008
Class C	$0.2302	$0.1686	$1.2129	November 5, 2008	October 31, 2008
Class I	$0.4094	$0.1686	$1.2129	November 5, 2008	October 31, 2008
Class Q	$0.4124	$0.1686	$1.2129	November 5, 2008	October 31, 2008

Russia
Class A	$—	$—	$8.0810	November 5, 2008	October 31, 2008

Emerging Markets Fixed Income
Class A	$0.0300	$—	$—	November 5, 2008	October 31, 2008
Class B	$0.0256	$—	$—	November 5, 2008	October 31, 2008
Class C	$0.0256	$—	$—	November 5, 2008	October 31, 2008
Class I	$0.0327	$—	$—	November 5, 2008	October 31, 2008
Class A	$0.0060	$—	$—	December 3, 2008	November 28, 2008
Class B	$0.0021	$—	$—	December 3, 2008	November 28, 2008
Class C	$0.0020	$—	$—	December 3, 2008	November 28, 2008
Class I	$0.0085	$—	$—	December 3, 2008	November 28, 2008

Global Bond
Class A	$0.0025	$—	$—	December 1, 2008	Daily
Class B	$—	$—	$—	December 1, 2008	Daily
Class C	$—	$—	$—	December 1, 2008	Daily
Class I	$0.0132	$—	$—	December 1, 2008	Daily
Class O	$0.0112	$—	$—	December 1, 2008	Daily

In connection with the addition of a second sleeve managed by ING Investment Management Co. on October 27, 2008, ING International Value Fund reopened to the public on November 3, 2008.

NOTE 20 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2008 (continued)

NOTE 20 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds. The net aggregate settlement amounts received by the Funds on December 17, 2008 are as follows:

Emerging Countries	$437,763
International Growth Opportunities	$194,530
International SmallCap Multi-Manager	$1,028,303
International Value	$55,278

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 95.1%

		Australia: 6.4%
125,793		Australia & New Zealand Banking Group Ltd.	$1,474,608
163,045		Crown Ltd.	729,694
426,341		Foster’s Group Ltd.	1,629,812
633,732		Insurance Australia Group	1,605,322
534,026		Macquarie Airports Management Ltd.	759,478
196,563		Suncorp-Metway Ltd.	1,058,134
173,761		TABCORP Holdings Ltd.	796,628
102,717		Wesfarmers Ltd.	1,476,203

			9,529,879

		Belgium: 1.5%
43,307		Belgacom SA	1,481,732
25,304		Elia System Operator SA	791,265

			2,272,997

		Bermuda: 0.5%
175,860		Hiscox Ltd.	696,845

			696,845

		Brazil: 0.5%
56,975		Tele Norte Leste Participacoes SA ADR	773,721

			773,721

		Canada: 3.6%
48,806	@,#	Bell Aliant Regional Communications Income Fund	972,232
35,716		Enerplus Resources Fund	953,974
145,951		Precision Drilling Trust	1,574,183
61,994		TransCanada Corp.	1,873,244

			5,373,633

		Finland: 0.4%
42,721		Nokia OYJ	654,409

			654,409

		France: 9.9%
41,102		Accor SA	1,599,088
30,605		BNP Paribas	2,209,723
39,414		Bouygues SA	1,678,261
60,590		France Telecom SA	1,527,813
23,570		Sanofi-Aventis	1,493,328
42,023		Total SA	2,311,831
46,504		Vinci SA	1,673,557
86,183		Vivendi	2,252,748

			14,746,349

		Germany: 2.0%
45,340		E.ON AG	1,735,201
9,607		Muenchener Rueckversicherungs AG	1,272,631

			3,007,832

		Hungary: 1.1%
99,007	L	Magyar Telekom Telecommunications PLC ADR	1,574,211

			1,574,211

		Ireland: 1.0%
213,586		Allied Irish Banks PLC	1,155,554
87,499		Irish Life & Permanent PLC	272,510

			1,428,064

		Israel: 0.6%
418,199		Bank Hapoalim BM	946,977

			946,977

		Italy: 8.4%
44,411		Banche Popolari Unite Scpa	749,219
252,930		Enel S.p.A.	1,692,167
105,576		ENI S.p.A.	2,519,905
566,258		Intesa Sanpaolo S.p.A.	2,072,444
99,564		Italcementi S.p.A. RNC	692,818
326,810		Mediaset S.p.A.	1,775,554
284,395		Snam Rete Gas S.p.A.	1,439,650
1,862,599		Telecom Italia S.p.A. RNC	1,567,423

			12,509,180

		Japan: 0.8%
3,600		Nintendo Co., Ltd.	1,156,710

			1,156,710

		Netherlands: 2.9%
20,620		Akzo Nobel NV	857,092
42,892		Randstad Holdings NV	833,724
53,024	@	Royal Dutch Shell PLC	1,469,665
45,484		Unilever NV	1,096,141

			4,256,622

		New Zealand: 0.5%
532,404		Telecom Corp. of New Zealand Ltd.	721,683

			721,683

		Poland: 1.1%
218,205		Telekomunikacja Polska SA	1,648,794

			1,648,794

		Singapore: 0.6%
116,000		DBS Group Holdings Ltd.	885,485

			885,485

		South Korea: 1.1%
56,943	L	KT Corp. ADR	714,635
17,771		S-Oil Corp.	900,386

			1,615,021

		Spain: 3.3%
138,106		Banco Bilbao Vizcaya Argentaria SA	1,602,903
179,912		Banco Santander Central Hispano SA	1,945,778
74,907		Telefonica SA	1,386,899

			4,935,580

		Sweden: 1.7%
191,807		Svenska Cellulosa AB — B Shares	1,416,379
125,094	L	Swedbank AB	1,033,767

			2,450,146

		Taiwan: 1.1%
206,331		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,704,294

			1,704,294

		Thailand: 0.5%
250,100		Siam Cement PCL	756,463

			756,463

		United Kingdom: 12.6%
35,231		AstraZeneca PLC	1,493,035
297,490		Aviva PLC	1,774,529
463,398		BBA Aviation PLC	594,618
284,434		BP PLC	2,318,565
61,040		British American Tobacco PLC	1,674,283
1,029,728		Cattles PLC	549,194
46,844		Diageo PLC	714,863
104,644		GlaxoSmithKline PLC	2,011,670
123,908		HSBC Holdings PLC	1,467,592

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of October 31, 2008 (continued)

Shares			Value

		United Kingdom (continued)
1,210,440		Legal & General Group PLC	$1,392,116
196,763		Marks & Spencer Group PLC	697,556
193,255		Tate & Lyle PLC	1,148,897
130,467		United Utilities Group PLC	1,473,232
761,195		Vodafone Group PLC	1,464,321

			18,774,471

		United States: 33.0%
52,129		AGL Resources, Inc.	1,584,722
41,130		Altria Group, Inc.	789,285
45,517	L	Ameren Corp.	1,477,027
33,484		Arthur J. Gallagher & Co.	815,670
53,803		AT&T, Inc.	1,440,306
95,879		Bank of America Corp.	2,317,395
91,915		Bristol-Myers Squibb Co.	1,888,853
29,253	L	Carnival Corp.	743,026
147,457		Citigroup, Inc.	2,012,788
35,739		Coca-Cola Co.	1,574,660
32,988		Consolidated Edison, Inc.	1,429,040
59,451		Dow Chemical Co.	1,585,558
41,739		Duke Energy Corp.	683,685
35,335		EI Du Pont de Nemours & Co.	1,130,720
13,641		Exelon Corp.	739,888
111,862	L	Fifth Third Bancorp.	1,213,703
59,833		Foot Locker, Inc.	874,758
117,387	L	General Electric Co.	2,290,220
35,697	L	Home Depot, Inc.	842,092
12,628		Kinder Morgan Energy Partners LP	682,543
58,496		Kraft Foods, Inc.	1,704,573
89,070	L	Leggett & Platt, Inc.	1,546,255
72,162		Macy’s, Inc.	886,871
114,376	L	Masco Corp.	1,160,916
46,524		MeadWestvaco Corp.	652,732
48,929		Merck & Co., Inc.	1,514,353
51,861		Newell Rubbermaid, Inc.	713,089
108,811		NiSource, Inc.	1,410,191
120,097		Pfizer, Inc.	2,126,918
36,509		Philip Morris International, Inc.	1,587,046
28,646		Reynolds American, Inc.	1,402,508
158,843	L	Sara Lee Corp.	1,775,865
87,914		Seagate Technology, Inc.	595,178
46,605		Southern Co.	1,600,416
46,047		Spectra Energy Corp.	890,089
27,952		Sunoco, Inc.	852,536
45,533		US Bancorp.	1,357,339
19,659		UST, Inc.	1,328,752

			49,221,566

		Total Common Stock (Cost $214,327,058 )	141,640,932

REAL ESTATE INVESTMENT TRUSTS: 2.0%

		Australia: 0.5%
74,151		Westfield Group	818,977

			818,977

		Germany: 0.1%
22,502		Alstria Office AG	143,886

			143,886

		Netherlands: 0.5%
12,736		Corio NV	680,609

			680,609

		United States: 0.9%
51,122		Duke Realty Corp.	721,331
21,017	L	Rayonier, Inc.	695,242

			1,416,573

		Total Real Estate Investment Trusts (Cost $5,260,908 )	3,060,045

		Total Long-Term Investments (Cost $219,587,966 )	144,700,977

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 4.7%

		Securities Lending Collateralcc: 4.7%
$7,140,453		Bank of New York Mellon Corp. Institutional Cash Reserves	$7,031,111

		Total Short-Term Investments (Cost $7,140,453)	7,031,111

	Total Investments in Securities
	(Cost $226,728,419)*	101.8%	$151,732,088
	Other Assets and Liabilities - Net	(1.8)	(2,748,143)

	Net Assets	100.0%	$148,983,945

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.

*	Cost for federal income tax purposes is $233,364,094.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$607,179
Gross Unrealized Depreciation	(82,239,185)

Net Unrealized Depreciation	$(81,632,006)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.4%
Agriculture	4.5
Banks	15.8
Beverages	2.6
Building Materials	1.7
Chemicals	2.4
Commercial Services	0.6
Computers	0.4
Diversified	0.9
Diversified Financial Services	0.5
Electric	6.8
Engineering & Construction	2.8
Entertainment	0.5
Food	3.8
Forest Products & Paper	1.9
Gas	3.0
Housewares	0.5
Insurance	5.1
Leisure Time	0.5
Lodging	1.6
Media	2.7
Miscellaneous Manufacturing	3.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of October 31, 2008 (continued)

Percentage of
Industry	Net Assets

Office Property	0.1%
Oil & Gas	8.7
Pharmaceuticals	7.1
Pipelines	2.3
Retail	2.2
Semiconductors	1.1
Shopping Centers	0.5
Telecommunications	10.7
Toys/Games/Hobbies	0.8
Water	1.0
Short-Term Investments	4.7
Other Assets and Liabilities — Net	(1.8)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Natural Resources Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 97.3%

		Australia: 0.9%
520,600		Boart Longyear Group	$151,049
333,200	@	Centamin Egypt Ltd.	157,574
110,467	@	Sino Gold Ltd.	254,439
161,081	@	White Energy Co., Ltd.	210,180

			773,242

		Barbados: 0.9%
53,645	@	Nabors Industries Ltd.	771,415

			771,415

		Bermuda: 0.7%
20,400		Nordic American Tanker Shipping	604,860

			604,860

		Brazil: 0.4%
11,300		Petroleo Brasileiro SA ADR	303,857

			303,857

		Canada: 15.3%
33,006		Barrick Gold Corp.	749,896
23,160		Canadian Natural Resources Ltd.	1,170,043
420,484	@	Catalyst Paper Corp.	136,056
186,187	@	Consolidated Thompson Iron Mines Ltd.	301,223
73,267	@	Eldorado Gold Corp. (Canadian Denominated Security)	302,721
77,655		Encana Corp.	3,953,416
250,983	@	European Goldfields Ltd.	314,432
20,372		GoldCorp, Inc.	380,142
68,624		Iamgold Corp.	226,459
41,505		Kinross Gold Corp.	432,897
43,027	@	MAG Silver Corp.	178,134
21,268		Major Drilling Group International	291,326
44,474		Nexen, Inc.	711,139
135,723	@	Premier Gold Mines Ltd.	182,420
189,116	@,I	Shore Gold, Inc.	98,849
24,137	@	Sino-Forest Corp.	225,890
43,915		Suncor Energy, Inc.	1,050,447
174,788		Talisman Energy, Inc.	1,761,863
49,264	@	Viterra, Inc.	312,677

			12,780,030

		France: 2.0%
30,468		Total SA ADR	1,689,146

			1,689,146

		Italy: 1.2%
20,774		ENI S.p.A. ADR	998,191

			998,191

		Netherlands: 3.4%
51,836		Royal Dutch Shell PLC ADR — Class A	2,892,967

			2,892,967

		United Kingdom: 1.0%
11,077		BP PLC ADR	550,527
8,567		Randgold Resources Ltd. ADR	265,663

			816,190

		United States: 71.5%
42,414		Anadarko Petroleum Corp.	1,497,214
47,434		Apache Corp.	3,905,241
18,503		Arch Coal, Inc.	396,149
140,792		BJ Services Co.	1,809,177
98,825		Chevron Corp.	7,372,344
28,786		Cimarex Energy Co.	1,164,682
79,104		ConocoPhillips	4,114,990
12,065		Consol Energy, Inc.	378,720
43,278		Devon Energy Corp.	3,499,459
43,757		Diana Shipping, Inc.	727,679
6,600		EOG Resources, Inc.	534,072
135,328		ExxonMobil Corp.	10,030,511
17,439		Freeport-McMoRan Copper & Gold, Inc.	507,475
101,374		Halliburton Co.	2,006,191
25,373		Hess Corp.	1,527,708
108,558	@	Key Energy Services, Inc.	673,060
102,116		Marathon Oil Corp.	2,971,576
13,063		Newmont Mining Corp.	344,079
69,067		Occidental Petroleum Corp.	3,835,981
101,409		Patterson-UTI Energy, Inc.	1,345,697
18,893		Peabody Energy Corp.	651,997
81,388		Schlumberger Ltd.	4,203,693
4,451		Smith International, Inc.	153,470
15,431	@	Stone Energy Corp.	468,177
12,760		Sunoco, Inc.	389,180
36,770		Tidewater, Inc.	1,603,540
32,603	@	Transocean, Inc.	2,684,205
14,481		W&T Offshore, Inc.	277,601
21,491		XTO Energy, Inc.	772,601

			59,846,469

		Total Common Stock (Cost $118,132,510 )	81,476,367

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.3%

		Affiliated Mutual Fund: 2.3%
$1,950,000		ING Institutional Prime Money Market Fund	$1,950,000

		Total Short-Term Investments (Cost $1,950,000)	1,950,000

	Total Investments in Securities
	(Cost $120,082,510)*	99.6%	$83,426,367
	Other Assets and Liabilities - Net	0.4	314,968

	Net Assets	100.0%	$83,741,335

@	Non-income producing security
ADR	American Depositary Receipt
I	Illiquid Security

*	Cost for federal income tax purposes is $122,144,747.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$62,534
Gross Unrealized Depreciation	(38,780,914)

Net Unrealized Depreciation	$(38,718,380)

Percentage of
Industry	Net Assets

Coal	1.9%
Engineering & Construction	0.2
Forest Products & Paper	0.4
Iron/Steel	0.4
Mining	5.6
Oil & Gas	74.3
Oil & Gas Services	10.6
Transportation	3.9
Short-Term Investments	2.3
Other Assets and Liabilities — Net	0.4

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 24.9%

		Brazil: 0.3%
815,700	@	BR Malls Participacoes SA	$3,012,047
322,500		Brascan Residential Properties SA (Brazil) (Issuer: Merrill Lynch)	459,970

			3,472,017

		Canada: 0.2%
266,900	L	Brookfield Properties Co. (U.S. Denominated Security)	2,693,021

			2,693,021

		Finland: 0.2%
1,365,966	L	Citycon OYJ	3,237,386

			3,237,386

		Germany: 0.4%
220,337		Deutsche Euroshop AG	5,646,326

			5,646,326

		Hong Kong: 10.4%
5,107,300		Cheung Kong Holdings Ltd.	49,037,869
3,578,000		Hang Lung Group Ltd.	11,513,914
6,053,000		Hang Lung Properties Ltd.	14,790,469
2,476,700		Hongkong Land Holdings Ltd.	6,735,405
2,279,000		Hysan Development Co., Ltd.	3,573,611
1,331,800		Kerry Properties Ltd.	3,345,541
8,681,700		Sino Land Co.	7,632,782
3,482,200		Sun Hung Kai Properties Ltd.	30,507,915
4,173,975		Wharf Holdings Ltd.	8,328,001

			135,465,507

		India: 0.1%
1,023,600	@	Unitech Ltd. (Global Instrument, Issuer: Macquarie Group Ltd.)	1,001,865

			1,001,865

		Japan: 10.8%
227,300		Aeon Mall Co., Ltd.	5,611,101
3,951,100		Mitsubishi Estate Co., Ltd.	70,579,884
2,633,600		Mitsui Fudosan Co., Ltd.	45,938,594
2,648		NTT Urban Development Corp.	2,716,607
937,200		Sumitomo Realty & Development Co., Ltd.	15,269,653

			140,115,839

		Singapore: 0.7%
4,555,400		CapitaLand Ltd.	9,129,780

			9,129,780

		Sweden: 0.7%
530,700		Castellum AB	3,602,564
971,656		Hufvudstaden AB	6,142,272

			9,744,836

		Switzerland: 0.7%
197,530	@	PSP Swiss Property AG	8,546,181

			8,546,181

		United Kingdom: 0.4%
3,353,865	I	Safestore Holdings Ltd.	5,023,489

			5,023,489

		Total Common Stock (Cost $465,169,602)	324,076,247

REAL ESTATE INVESTMENT TRUSTS: 71.7%

		Australia: 8.7%
7,263,300		CFS Retail Property Trust	9,770,099
4,124,400		Commonwealth Property Office Fund	3,644,548
9,171,200		DB Rreef Trust	4,570,406
4,883,600		GPT Group	2,443,952
992,465		Macquarie CountryWide Trust	158,637
2,319,031		Macquarie Goodman Group	1,463,130
2,237,600	X	Mirvac Group	1,464,690
4,267,800		Stockland	11,476,448
7,101,754		Westfield Group	78,436,930

			113,428,840

		Belgium: 0.3%
35,514		Cofinimmo	4,425,391

			4,425,391

		Canada: 1.6%
295,000	@,#	Calloway Real Estate Investment Trust	3,610,098
193,078		Canadian Real Estate Investment Trust	4,156,952
932,900		RioCan Real Estate Investment Trust	13,010,909

			20,777,959

		France: 5.9%
113,789		Klepierre	2,620,996
441,219	L	Mercialys	14,369,384
38,013		Societe Immobiliere de Location pour l’Industrie et le Commerce	3,388,562
375,396		Unibail	56,303,706

			76,682,648

		Hong Kong: 1.4%
10,171,500		Link Real Estate Investment Trust	18,186,803

			18,186,803

		Japan: 4.9%
462		Japan Logistics Fund, Inc.	2,920,583
3,110		Japan Real Estate Investment Corp.	27,539,360
894		Japan Retail Fund Investment Corp.	3,228,768
1,126		Kenedix Realty Investment Corp.	1,631,984
331		Nippon Accommodations Fund, Inc.	1,621,661
2,722		Nippon Building Fund, Inc.	26,155,671

			63,098,027

		Netherlands: 2.3%
399,070		Corio NV	21,326,218
153,123		Eurocommercial Properties NV	5,070,627
46,178		Wereldhave NV	3,838,106

			30,234,951

		Singapore: 1.4%
5,854,400	@	Ascendas Real Estate Investment Trust	6,514,641
7,297,948	@	CapitaMall Trust	9,677,866
3,605,600	@	Macquarie MEAG Prime Real Estate Investment Trust	1,274,778

			17,467,285

		United Kingdom: 5.2%
983,600		British Land Co. PLC	9,808,048
387,128		Brixton PLC	1,041,296

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of October 31, 2008 (continued)

Shares			Value

		United Kingdom (continued)
169,330		Derwent Valley Holdings PLC	$1,983,279
696,596		Great Portland Estates PLC	3,102,006
1,185,632		Hammerson PLC	13,665,011
1,502,317		Land Securities Group PLC	26,667,214
669,159		Liberty International PLC	7,445,480
925,900		Segro PLC	4,180,015

			67,892,349

		United States: 40.0%
144,200		Acadia Realty Trust	2,605,694
232,200		AMB Property Corp.	5,579,766
211,610		AvalonBay Communities, Inc.	15,028,542
276,200		BioMed Realty Trust, Inc.	3,880,610
420,700	L	Boston Properties, Inc.	29,819,216
336,900	L	BRE Properties, Inc.	11,727,489
191,800	L	Corporate Office Properties Trust SBI MD	5,963,062
331,110	L	Digital Realty Trust, Inc.	11,085,563
392,100		Douglas Emmett, Inc.	5,920,710
800,200	L	Equity Residential	27,950,986
151,800	L	Essex Property Trust, Inc.	14,770,140
322,300	L	Extra Space Storage, Inc.	3,709,673
575,600	L	Federal Realty Investment Trust	35,267,012
410,100	L	General Growth Properties, Inc.	1,697,814
501,500		HCP, Inc.	15,009,895
410,400	L	Health Care Real Estate Investment Trust, Inc.	18,266,904
250,000		Highwoods Properties, Inc.	6,205,000
232,800	L	Home Properties, Inc.	9,426,072
1,325,710	L	Host Hotels & Resorts, Inc.	13,707,841
615,400		Kimco Realty Corp.	13,895,732
97,400		LaSalle Hotel Properties	1,371,392
437,575		Liberty Property Trust	10,436,164
518,300	L	Macerich Co.	15,248,386
630,900		Nationwide Health Properties, Inc.	18,826,056
400,800		Omega Healthcare Investors, Inc.	6,040,056
606,400		Prologis	8,489,600
338,554		Public Storage, Inc.	27,592,151
162,200	L	Regency Centers Corp.	6,400,412
962,250		Simon Property Group, Inc.	64,499,618
96,300	L	SL Green Realty Corp.	4,048,452
363,900		Tanger Factory Outlet Centers, Inc.	13,162,263
370,400	L	Taubman Centers, Inc.	12,304,688
748,000	L	UDR, Inc.	14,780,480
867,900	L	Ventas, Inc.	31,296,474
499,400	L	Vornado Realty Trust	35,232,670

			521,246,583

		Total Real Estate Investment Trusts (Cost $1,311,909,624)	933,440,836

MUTUAL FUNDS: 0.1%

		Luxembourg: 0.1%
338,640		Prologis European Properties	1,122,196

			1,122,196

		United Kingdom: 0.0%
1,266,400	**	ING UK Real Estate Income Trust Ltd.	673,737

			673,737

		Total Mutual Funds (Cost $6,809,639)	1,795,933

		Total Long-Term Investments (Cost $1,783,888,865)	1,259,313,016

SHORT-TERM INVESTMENTS: 16.9%

		Affiliated Mutual Fund: 6.4%
83,965,902	**	ING Institutional Prime Money Market Fund	83,965,902

		Total Mutual Fund (Cost $83,965,902)	83,965,902

Principal
Amount			Value

		Securities Lending CollateralCC: 10.5%
$138,652,357		Bank of New York Mellon Corp. Institutional Cash Reserves	$136,229,615

		Total Securities Lending Collateral (Cost $138,652,357)	136,229,615

		Total Short-Term Investments (Cost $222,618,259)	220,195,517

	Total Investments in Securities
	(Cost $2,006,507,124)*	113.6%	$1,479,508,533
	Other Assets and Liabilities - Net	(13.6)	(177,550,452)

	Net Assets	100.0%	$1,301,958,081

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $2,093,122,656.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,285,362
Gross Unrealized Depreciation	(615,899,485)

Net Unrealized Depreciation	$(613,614,123)

Percentage of
Industry	Net Assets

Apartments	7.3%
Closed-End Funds	0.1
Diversified	19.9
Engineering & Construction	0.1
Health Care	6.9
Holding Companies — Diversified	0.6
Home Builders	0.0
Hotels	1.2
Office Property	9.5
Real Estate	23.8
Regional Malls	7.2
Shopping Centers	16.0
Storage	2.4
Storage/Warehousing	0.4
Warehouse/Industrial	1.3
Short-Term Investments	16.9
Other Assets and Liabilities — Net	(13.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 98.1%

		Australia: 1.2%
53,600	L	Alumina Ltd. ADR	$306,592
313,300		Minara Resources Ltd.	216,128
400,500	@	Mineral Deposits Ltd.	157,639
222,400	@	Moto Goldmines Ltd.	182,673

			863,032

		Brazil: 3.3%
191,800	L	Centrais Eletricas Brasileiras SA ADR — Class B	2,114,883
11,700	L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	269,100

			2,383,983

		Canada: 8.6%
43,264	@,L	AbitibiBowater, Inc.	84,365
112,000		Barrick Gold Corp.	2,544,640
100,600	L	Cameco Corp.	1,631,732
182,700	@,L	Crystallex International Corp.	71,253
302,000	@	Eastern Platinum Ltd.	90,202
457,800	@	Gabriel Resources Ltd.	474,778
50,100	@,L	Ivanhoe Mines Ltd.	133,767
71,100	@	Patheon, Inc.	116,799
12,700	L	Petro-Canada	316,992
4,100	@	Rona, Inc.	39,969
33,900		Suncor Energy, Inc.	810,888

			6,315,385

		Cayman Islands: 0.3%
152,500	@,L	Apex Silver Mines Ltd.	202,825

			202,825

		China: 0.8%
7,320		PetroChina Co., Ltd. ADR	545,926

			545,926

		Finland: 1.7%
88,300		UPM-Kymmene OYJ	1,248,591

			1,248,591

		France: 7.5%
13,500		Electricite de France	811,128
88,800		Sanofi-Aventis ADR	2,807,856
5,050		Technip SA	151,223
11,300		Technip SA ADR	342,390
34,775		Thales SA	1,395,351

			5,507,948

		India: 2.7%
72,150	L	ICICI Bank Ltd. ADR	1,233,044
129,600	L	Tata Motors Ltd. ADR	758,160

			1,991,204

		Italy: 1.4%
32,000		ERG S.p.A.	427,831
737,600		Telecom Italia S.p.A. RNC	620,709

			1,048,540

		Japan: 19.5%
29,300		Advantest Corp.	420,988
300		Fields Corp.	371,451
5,800		Hakuhodo DY Holdings, Inc.	264,103
42,400		JS Group Corp.	549,039
35,000		Kao Corp.	1,023,456
27,000		Kissei Pharmaceutical Co., Ltd.	615,725
241,000		Nippon Oil Corp.	989,248
163,000		Nippon Telegraph & Telephone Corp. ADR	3,317,050
97,800		Paramount Bed Co., Ltd.	1,274,497
202,000		Sekisui House Ltd.	2,025,564
282,000		Sumitomo Osaka Cement Co., Ltd.	443,030
120,000		Sumitomo Trust & Banking Co., Ltd.	555,729
98,000		Toppan Printing Co., Ltd.	720,587
21,000		Toppan Printing Co., Ltd. ADR	735,000
33,100		Toyo Seikan Kaisha Ltd.	408,374
452		TV Asahi Corp.	570,736

			14,284,577

		Norway: 2.0%
4,210,400	@,L	Marine Harvest	680,087
38,800	L	Statoil ASA ADR	779,880

			1,459,967

		Papua New Guinea: 1.4%
820,004	@	Lihir Gold Ltd.	1,023,181

			1,023,181

		South Africa: 6.0%
161,665		Anglogold Ashanti Ltd. ADR	2,950,385
208,700		Gold Fields Ltd.	1,452,867

			4,403,252

		South Korea: 3.8%
235,750	L	Korea Electric Power Corp. ADR	2,333,925
35,200	L	KT Corp. ADR	441,760

			2,775,685

		Switzerland: 3.7%
56,800		Addax Petroleum Corp.	848,254
111,500	@,L	UBS AG — New	1,884,350

			2,732,604

		Thailand: 0.6%
3,897,200		Krung Thai Bank PCL	443,086

			443,086

		Turkey: 0.6%
35,600	L	Turkcell Iletisim Hizmet AS ADR	436,812

			436,812

		United Kingdom: 8.1%
30,600	L	AstraZeneca PLC ADR	1,299,276
17,800		BP PLC ADR	884,660
32,139	@	Lighthouse Caledonia ASA	17,736
183,500		Mondi PLC	665,987
209,100		Stolt-Nielsen SA	2,161,458
46,200		Vodafone Group PLC ADR	890,274

			5,919,391

		United States: 24.9%
109,751	@	Allied Waste Industries, Inc.	1,143,605
7,330	@	Amgen, Inc.	438,994
56,600		BJ Services Co.	727,310
252		CA, Inc.	4,486
14,900		ConocoPhillips	775,098
16,200		Consol Energy, Inc.	508,518
96,425	@	eBay, Inc.	1,472,410
34,300		Idacorp, Inc.	914,438
45,825		Microsoft Corp.	1,023,272
107,000	L	Newmont Mining Corp.	2,818,380
30,850		Peabody Energy Corp.	1,064,634
142,600	@,L	Smithfield Foods, Inc.	1,500,152
394,600		Sprint Nextel Corp.	1,235,098
43,000	@	Tech Data Corp.	922,350
35,900	L	Tesoro Petroleum Corp.	347,153
201,200		Tyson Foods, Inc.	1,758,488

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of October 31, 2008 (continued)

Shares			Value

		United States (continued)
31,000	@	Viacom — Class B	$626,820
28,000		Wyeth	901,040

			18,182,246

		Total Common Stock (Cost $112,044,055 )	71,768,235

SHORT-TERM INVESTMENTS: 19.8%

		Affiliated Mutual Fund: 2.1%
1,521,276		ING Institutional Prime Money Market Fund	1,521,276

		Total Mutual Fund (Cost $1,521,276 )	1,521,276

Principal
Amount			Value

		Securities Lending CollateralCC: 17.3%
$12,910,571		Bank of New York Mellon Corp. Institutional Cash Reserves	$12,656,612

		Total Securities Lending Collateral (Cost $12,910,571)	12,656,612

		Total Short-Term Investments (Cost $14,431,847)	14,177,888

	Total Investments in Securities
	(Cost $126,475,902)*	117.5%	$85,946,123
	Other Assets and Liabilities - Net	(17.5)	(12,784,012)

	Net Assets	100.0%	$73,162,111

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.

*	Cost for federal income tax purposes is $126,839,950.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$494,172
Gross Unrealized Depreciation	(41,387,999)

Net Unrealized Depreciation	$(40,893,827)

Percentage of
Industry	Net Assets

Advertising	0.4%
Aerospace/Defense	1.9
Auto Manufacturers	1.0
Banks	5.6
Biotechnology	0.6
Building Materials	1.4
Coal	2.1
Commercial Services	2.0
Cosmetics/Personal Care	1.4
Distribution/Wholesale	1.3
Electric	8.4
Electronics	0.6
Environmental Control	1.6
Food	5.4
Forest Products & Paper	2.7
Healthcare — Products	1.7
Home Builders	2.8
Internet	2.0
Leisure Time	0.5
Media	1.6
Mining	19.5
Oil & Gas	9.2
Oil & Gas Services	1.7
Packaging & Containers	0.6
Pharmaceuticals	7.8
Retail	0.1
Software	1.4
Telecommunications	9.5
Transportation	2.9
Water	0.4
Short-Term Investments	19.4
Other Assets and Liabilities — Net	(17.5)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia-Pacific Real Estate Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 61.5%

		Australia: 0.6%
8,000		Lend Lease Corp., Ltd.	$37,018

			37,018

		Hong Kong: 27.7%
61,600		Cheung Kong Holdings Ltd.	591,454
38,000		China Resources Land Ltd.	38,465
36,000		Hang Lung Group Ltd.	115,847
95,000		Hang Lung Properties Ltd.	232,132
21,900		Henderson Land Development Co., Ltd.	79,199
49,600		Hongkong Land Holdings Ltd.	134,888
14,000		Hopewell Holdings	43,527
50,000		Hysan Development Co., Ltd.	78,403
10,000		Kerry Properties Ltd.	25,120
27,000		Shun TAK Holdings Ltd.	5,381
72,000		Sino Land Co.	63,301
48,400		Sun Hung Kai Properties Ltd.	424,037
11,000		Wharf Holdings Ltd.	21,947

			1,853,701

		Japan: 29.5%
6,000		Aeon Mall Co., Ltd.	148,115
47,100		Mitsubishi Estate Co., Ltd.	841,364
36,900		Mitsui Fudosan Co., Ltd.	643,658
98		NTT Urban Development Corp.	100,539
15,000		Sumitomo Realty & Development Co., Ltd.	244,393

			1,978,069

		Singapore: 3.7%
89,000		CapitaLand Ltd.	178,371
16,000		City Developments Ltd.	70,753

			249,124

		Total Common Stock (Cost $6,095,063 )	4,117,912

REAL ESTATE INVESTMENT TRUSTS: 44.3%

		Australia: 21.6%
135,000		CFS Retail Property Trust	181,593
91,000		Commonwealth Property Office Fund	80,413
149,000		Dexus Property Group	74,253
72,400		GPT Group	36,232
41,300		Macquarie Goodman Group	26,057
38,600		Mirvac Group	25,267
68,000		Stockland	182,857
76,000		Westfield Group	839,399

			1,446,071

		Hong Kong: 2.7%
100,000		Link Real Estate Investment Trust	178,802

			178,802

		Japan: 14.4%
14		Frontier Real Estate Investment Corp.	76,611
12		Fukuoka Real Estate Investment Trust Corp.	47,160
31		Japan Real Estate Investment Corp.	274,508
8		Nippon Accommodations Fund, Inc.	39,194
32		Nippon Building Fund, Inc.	307,488
26		Nomura Real Estate Office Fund, Inc.	147,816
12		Tokyu Real Estate Investment Trust, Inc.	69,141

			961,918

		New Zealand: 1.3%
141,000		Kiwi Income Property Trust	86,407

			86,407

		Singapore: 4.3%
106,000	@	Ascendas Real Estate Investment Trust	117,954
59,000	@	CapitaCommercial Trust	40,532
83,200	@	CapitaMall Trust	110,332
68,000	@	Fortune Real Estate Investment Trust	17,190
15,100	@	Macquarie MEAG Prime Real Estate Investment Trust	5,339

			291,347

		Total Real Estate Investment Trusts (Cost $4,404,656 )	2,964,545

	Total Investments in Securities
	(Cost $10,499,719)*	105.8%	$7,082,457
	Other Assets and Liabilities - Net	(5.8)	(387,270)

	Net Assets	100.0%	$6,695,187

@	Non-income producing security

*	Cost for federal income tax purposes is $11,201,251.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$200
Gross Unrealized Depreciation	(4,118,994)

Net Unrealized Depreciation	$(4,118,794)

Percentage of
Industry	Net Assets

Apartments	0.6%
Diversified	9.5
Holding Companies — Diversified	0.3
Lodging	1.1
Office Property	13.1
Real Estate	60.1
Shopping Centers	21.1
Other Assets and Liabilities — Net	(5.8)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 95.8%

		Australia: 4.5%
165,303		Ansell Ltd.	$1,390,635
111,258		Ausenco Ltd.	322,900
387,760		Australian Infrastructure Fund	420,187
940,579	@	Australian Worldwide Exploration Ltd.	1,571,162
1,211,604		Challenger Financial Services Group Ltd.	1,335,946
85,584		Computershare Ltd.	483,850
40,104		Felix Resources Ltd.	319,143
30,862		Flight Centre Ltd.	288,887
390,542		Goodman Fielder Ltd.	433,408
411,083		Incitec Pivot Ltd.	1,102,124
394,719		Macmahon Holdings Ltd.	191,579
119,777		Macquarie Media Group Ltd.	100,127
179,305		Metcash Ltd.	483,950
31,003		Monadelphous Group Ltd.	166,016
67,247	@,X	Octaviar Ltd.	6,256
1,635,809		Pacific Brands Ltd.	1,097,363
255,543		PMP Ltd.	164,294

			9,877,827

		Belgium: 1.8%
5,010		EVS Broadcast Equipment SA	323,516
52,413		Omega Pharma SA	1,930,566
21,240	@	RHJ International	114,965
29,905		Tessenderlo Chemie NV	1,183,016
22,993		Umicore	411,191

			3,963,254

		Bermuda: 1.4%
461,235		Catlin Group Ltd.	2,577,449
75,500	@	Global Sources Ltd.	596,450

			3,173,899

		Canada: 6.9%
49,400		AGF Management Ltd.	543,880
11,900		Astral Media Inc.	275,162
19,300		Atco Ltd.	629,936
315,100	@	Celestica, Inc.	1,524,129
68,300		Chemtrade Logistics Income Fund	633,530
265,300		Daylight Resources Trust	1,738,878
39,400		Emera, Inc.	701,832
79,000		Enerflex Systems Income Fund	688,210
44,400		Energy Savings Income Fund	449,415
54,100		Forzani Group Ltd.	392,745
237,900		Gerdau AmeriSteel Corp.	1,273,090
75,400	@	Great Canadian Gaming Corp.	312,785
1		Harvest Energy Trust	6
120,400		Jazz Air Income Fund	424,542
16,800		Labrador Iron Ore Royalty Income Fund	461,641
18,000		Laurentian Bank of Canada	610,504
12,800		Northbridge Financial Corp.	317,743
385,500	@	Northgate Minerals Corp.	246,275
69,800		Russel Metals, Inc.	1,253,771
56,900		Silvercorp Metals, Inc.	110,467
41,700		Superior Plus Income Fund	414,820
73,800		Teranet Income Fund	581,681
23,000		Transcontinental, Inc.	232,805
53,700		Trilogy Energy Trust	269,547
42,700		Vermilion Energy Trust	1,059,263

			15,146,657

		Denmark: 0.0%
8,650	@	Alm. Brand Skadesforsikring A/S	117,241

			117,241

		Finland: 0.8%
97,746		KCI Konecranes OYJ	1,661,048

			1,661,048

		France: 9.8%
36,694		Accor SA	1,427,593
26,346		Air France-KLM	379,585
243,083	@	Altran Technologies SA	1,221,604
13,873		Arkema	317,530
4,771		Bacou Dalloz	293,461
8,081		Capgemini SA	260,368
30,896	@	Compagnie Generale de Geophysique SA	499,570
34,556		Eurazeo	2,080,496
50,904	@	Eutelsat Communications	1,092,566
590		Generale de Sante	6,194
853,757		Havas SA	1,703,504
61,802		Ingenico	965,219
33,666		IPSOS	846,330
21,316		Lagardere SCA	847,525
45,056		Legrand SA	749,772
28,187		Nexans SA	1,607,785
24,041		Remy Cointreau SA	1,000,329
188,579		Safran SA	2,393,363
101,683		Scor SA	1,665,937
26,967		Sechilienne-Sidec	1,035,434
17,191		Technip SA	514,788
2,604	@	UbiSoft Entertainment	137,645
4,646		Vilmorin & Cie	453,970

			21,500,568

		Germany: 7.5%
148,714		Aareal Bank AG	1,199,479
8,439		Adidas AG	288,987
10,043		Deutsche Beteiligungs AG	133,592
169,635		Deutsche Lufthansa AG	2,360,204
47,222	@	Freenet AG	284,876
147,998		Gildemeister AG	1,443,663
62,162		Hypo Real Estate Holding AG	397,012
72,411		IWKA AG	1,258,104
30,088	@	Jenoptik AG	182,391
1,450		KWS Saat AG	179,138
25,085		Leoni AG	317,844
42,093		MAN AG	2,044,267
114,395		Medion AG	1,073,480
8,695		MVV Energie AG	342,013
70,204		Norddeutsche Affinerie AG	2,247,904
23,583		Salzgitter AG	1,550,863
9,611		United Internet AG	86,252
9,685		Wacker Chemie AG	1,053,839

			16,443,908

		Hong Kong: 2.0%
380,000		Great Eagle Holding Co.	436,244
2,597,000		Henderson Investment Ltd.	120,634
482,400		Hkr International Ltd.	118,375
277,500		Hongkong & Shanghai Hotels	262,109
344,000		Hopewell Holdings	1,069,525
736,000		Hysan Development Co., Ltd.	1,154,093
43,500	@	Khd Humboldt Wedag International	742,980
199,000		Pacific Basin Shipping Ltd.	106,554
836,000		Texwinca Holdings Ltd.	390,701

			4,401,215

		Ireland: 0.2%
92,976		United Drug PLC	361,274

			361,274

		Italy: 4.7%
56,362		Banca Popolare dell’Etruria e del Lazio	369,697
12,343		Biesse S.p.A.	79,500

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of October 31, 2008 (continued)

Shares			Value

		Italy (continued)
16,289		Buzzi Unicem S.p.A. RNC	$138,818
188,631		Cementir S.p.A.	592,048
296,184		Davide Campari-Milano S.p.A.	2,067,370
248,810		IMMSI S.p.A.	221,561
84,009		Indesit Co. S.p.A.	684,450
27,425		Permasteelisa S.p.A.	399,144
342,607		Piaggio & C S.p.A.	612,711
99,734		Piccolo Credito Valtellinese Scarl	753,584
120,165		Recordati S.p.A.	567,942
152,609		Safilo Group S.p.A.	150,167
19,516,317	@	Seat Pagine Gialle S.p.A.	1,712,289
162,565		Trevi Finanziaria S.p.A.	1,888,919

			10,238,200

		Japan: 26.9%
138,000		Akita Bank Ltd.	573,740
63,000		Asahi Diamond Industrial Co., Ltd	293,544
78,000		Bank of Nagoya Ltd.	469,540
40,600		Chudenko Corp.	609,312
70,100		Chuo Denki Kogyo Co., Ltd.	506,425
182,000		Daishi Bank Ltd.	708,691
225,200		DCM Japan Holdings Co., Ltd.	1,650,520
13,300		Fuji Machine Manufacturing Co., Ltd.	114,848
148,400		Fuji Soft, Inc.	2,490,967
718,000		Fujibo Holdings, Inc.	635,990
121,000		Fukuyama Transporting Co., Ltd.	514,058
137,200		Glory Ltd.	1,966,227
54,000		H2O Retailing Corp.	329,449
70,000		Higo Bank Ltd.	387,453
164,000		Hitachi Capital Corp.	1,309,263
40,700		Hitachi Information Systems Ltd.	755,280
63,000		Hitachi Kokusai Electric, Inc.	299,341
34,200		Hitachi Software Engineering Co., Ltd.	482,393
393,000		Hokkoku Bank Ltd.	1,479,480
66,900		House Foods Corp.	1,087,434
94,000		Hyakugo Bank Ltd.	527,967
33,700		Itochu Enex Co., Ltd.	169,956
181,000		Itoham Foods, Inc.	555,708
20,000		Japan Digital Laboratory Co.	190,653
108,000		Japan Radio Co., Ltd.	187,960
64,000		Jeol Ltd.	181,202
117,000		Juroku Bank Ltd.	431,534
101,000		Kagoshima Bank Ltd.	640,322
83,000		Kaken Pharmaceutical Co., Ltd.	689,337
240,000		Kandenko Co., Ltd.	1,261,110
33,000		Kanto Auto Works Ltd.	400,991
65,000		Keiyo Bank Ltd.	291,403
192,000		Kinden Corp.	1,603,147
59,100		Koa Corp.	306,079
95,100		Komori Corp.	1,087,287
57,000		Kyudenko Corp.	404,761
56,400		Matsumotokiyoshi Holdings Co., Ltd.	1,105,617
214,000		Mitsubishi Steel Manufacturing Co., Ltd.	607,670
738,000		Mitsui Mining Co., Ltd.	1,408,478
209,000		Mitsui Sugar Co., Ltd.	734,344
52,200		NEC Networks & System Integration Corp.	591,548
162,000		Nichirei Corp.	687,247
29,100		Nifco, Inc.	427,703
84,000		Nihon Parkerizing Co., Ltd.	990,551
78,000		Nippon Chemical Industrial Co., Ltd.	137,508
119,600		Nippon Shinyaku Co., Ltd.	1,182,444
128,000		Nippon Synthetic Chemical Industry Co., Ltd.	297,262
111,000		Nissan Shatai Co., Ltd.	724,985
800,000		Nitto Boseki Co., Ltd.	1,187,567
199,400		NSD CO., Ltd.	1,486,046
10,100		Okinawa Electric Power Co., Inc.	592,140
132,000		O-M Ltd.	523,900
72,900		Rinnai Corp.	2,665,848
33,800		Ryosan Co., Ltd.	643,090
239,000		Sanden Corp.	668,338
115,000		San-In Godo Bank Ltd.	823,208
33,000		Sanken Electric Co., Ltd.	117,956
95,100		Shima Seiki Manufacturing Ltd.	1,761,066
20,500		Sugi Pharmacy Co., Ltd.	492,995
83,800	@	Suruga Corp.	—
54,000		Taihei Dengyo Kaisha Ltd.	446,272
29,600		Taikisha Ltd.	422,503
211,000		Tamura Corp.	474,501
50,000		Tochigi Bank Ltd.	308,019
569,000		Toho Zinc Co., Ltd.	1,167,784
212,500		Tokai Rika Co., Ltd.	2,149,611
138,000		Tomy Co., Ltd.	901,594
836		Tosei Corp.	126,503
47,000		Toyo Kohan Co., Ltd.	138,256
76,000		Toyo Suisan Kaisha Ltd.	1,959,553
193,300		TS Tech Co., Ltd.	1,447,950
60,600		Unipres Corp.	496,454
122,000		Wacoal Holdings Corp.	1,321,685
90,000		Yamaguchi Financial Group, Inc.	860,844
64,500		Yamanashi Chuo Bank Ltd.	366,851
45,500		Yamato Kogyo Co., Ltd.	1,075,336

			59,114,599

		Netherlands: 2.3%
60,294		Boskalis Westminster	1,990,499
107,909	@	Crucell NV	1,255,889
34,851	@	Gemalto NV	976,431
51,459		OCE NV	238,138
43,365		OPG Groep NV	624,015

			5,084,972

		Norway: 0.6%
192,800	@	Ementor ASA	587,450
38,600		Norwegian Property ASA	57,529
28,700	@	ODIM ASA	174,926
70,000	@	TGS Nopec Geophysical Co. ASA	389,229
70,358		Veidekke ASA	217,807

			1,426,941

		South Korea: 3.2%
113,202		Asiana Airlines	337,978
6,410		Binggrae Co., Ltd.	176,865
90,880		Daesang Corp.	341,565
229,750		Daou Technology, Inc.	516,764
14,170		Dongkuk Steel Mill Co., Ltd.	230,422
27,060		Huchems Fine Chemical Corp.	435,162
4,482	@	KISCO Corp.	70,135
96,680		Kolon Engineering & Construction Co., Ltd.	288,227
79,100	@	Kolon Industries, Inc.	1,312,100
1,357		Korea Iron & Steel Co., Ltd.	26,480
204,452		Korea Technology Investment Corp.	159,483
20,708		Korea Zinc Co., Ltd.	1,037,759
10,520		Kumho Electric, Inc.	143,224
9,794	@	LG Life Sciences Ltd.	232,649
55,880		LG Telecom Ltd.	398,337
31,160	@	Lotte Midopa Co., Ltd.	153,396
1,685		Lotte Samkang Co., Ltd.	155,707
67,470		S&T Dynamics Co., Ltd.	384,466
584,000		STX Pan Ocean Co., Ltd.	318,323
22,108	@	TK Corp.	358,415

			7,077,457

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of October 31, 2008 (continued)

Shares			Value

		Spain: 1.1%
28,334		Corporacion Financiera Alba SA	$834,694
292,277		Iberia Lineas Aereas de Espana	689,535
49,512		Viscofan SA	851,609

			2,375,838

		Sweden: 0.8%
90,000	@	Betsson AB	765,527
5,275		Lundbergforetagen AB — B Shares	167,915
137,400	@	PA Resources AB	345,979
216,414		RNB Retail and Brands AB	116,273
33,700		Wihlborgs Fastigheter AB	356,849

			1,752,543

		Switzerland: 6.9%
52,145		Adecco SA	1,813,962
33,502		Baloise Holding AG	1,791,168
7,124		Bobst Group AG	257,827
2,051		Flughafen Zuerich AG	546,478
4,361		Galenica AG	1,318,632
2,530		Geberit AG — Reg	262,853
317		Jelmoli Holding AG	558,671
27,160		Pargesa Holding SA	2,080,519
55,606	@	PSP Swiss Property AG	2,405,806
3,362		Rieter Holding AG	582,560
2,889		Schweizerhall Holding AG	598,282
13,790	@	Swiss Life Holding	1,242,564
27,726	@	Swiss Prime Site AG	1,275,853
20,204	@	Temenos Group AG — Reg	253,042
172		Vetropack Holding AG	230,619

			15,218,836

		United Kingdom: 13.6%
104,504		Amec PLC	874,339
392,412		ARM Holdings PLC	611,820
25,920		Axon Group PLC	264,576
196,344		Balfour Beatty PLC	793,438
50,126		Bellway PLC	436,686
896,149		Brit Insurance Holdings PLC	2,635,519
142,877		Britvic PLC	524,818
216,720		Cable & Wireless PLC	429,536
57,611		Capital & Regional PLC	42,510
23,801		Chemring Group PLC	610,609
216,899	@	Colt Telecom Group SA	222,854
45,907		De La Rue PLC	662,245
1,195,888		Dimension Data Holdings PLC	574,514
17,917		Drax Group PLC	166,490
426,375		Filtrona PLC	856,495
1,028,540		Friends Provident PLC	1,179,412
794,081		Game Group PLC	1,665,712
71,076		Greene King PLC	367,047
5,386		Greggs PLC	282,996
131,742		Informa PLC	446,337
199,504		JKX Oil & Gas PLC	489,259
35,957		Keller Group PLC	302,441
154,381		Meggitt PLC	338,205
417,484		Millennium & Copthorne Hotels PLC	1,422,932
70,997		Mondi PLC	257,674
51,133		Morgan Sindall PLC	414,183
259,617		Pennon Group PLC	2,246,645
33,274		Petrofac Ltd.	230,348
161,412		PV Crystalox Solar PLC	352,505
195,732		Spectris PLC	1,571,079
138,030		Spirax-Sarco Engineering PLC	1,775,995
1,894,609		Spirent Communications PLC	1,657,409
627,081		Stagecoach Group PLC	1,882,850
103,727		Weir Group PLC	582,718
437,081		WH Smith PLC	2,627,875

			29,800,071

		United States: 0.8%
6,400		Core Laboratories NV	471,680
223,500		Virgin Media, Inc.	1,287,360

			1,759,040

		Total Common Stock (Cost $343,866,758)	210,495,388

REAL ESTATE INVESTMENT TRUSTS: 1.9%

		Australia: 0.4%
3,152,135		Centro Retail Trust	235,619
671,495		Commonwealth Property Office Fund	593,370

			828,989

		France: 0.9%
28,793		Gecina SA	1,999,539

			1,999,539

		Japan: 0.2%
237		DA Office Investment Corp.	457,182

			457,182

		Netherlands: 0.0%
1,181		Nieuwe Steen Investments Funds NV	20,618

			20,618

		Singapore: 0.4%
1,917,000	@	Suntec Real Estate Investment Trust	917,634

			917,634

		Total Real Estate Investment Trusts (Cost $7,477,480)	4,223,962

EXCHANGE-TRADED FUNDS: 0.8%

		Developed Markets: 0.8%
41,700		iShares MSCI EAFE Index Fund	1,860,654

		Total Exchange-Traded Funds (Cost $1,733,572)	1,860,654

MUTUAL FUNDS: 0.3%

		Australia: 0.2%
438,977	**	ING Office Fund	321,880

			321,880

		United Kingdom: 0.1%
11,117		Caledonia Investments PLC	271,539

			271,539

		Total Mutual Funds (Cost $1,049,301)	593,419

PREFERRED STOCK: 1.8%

		Germany: 0.6%
17,512		Draegerwerk AG	676,343
17,879		Fuchs Petrolub AG	634,629

			1,310,972

		Italy: 1.2%
312,333	@	Instituto Finanziario Industriale S.p.A.	2,726,944

			2,726,944

		Total Preferred Stock (Cost $7,535,147)	4,037,916

		Total Long-Term Investments (Cost $361,662,258)	221,211,339

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined International SmallCap Fund
as of October 31, 2008 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 6.5%

		Repurchase Agreement: 6.5%
$14,271,000		Deutsche Bank Repurchase Agreement dated 10/31/08, 0.200%, due 11/03/08, $14,271,238 to be received upon repurchase (Collateralized by $14,786,000 various U.S. Government Agency Obligations, 5.125% – 5.520%, Market Value plus accrued interest $14,557,313, due 06/18/18-04/12/19)	$14,271,000

		Total Short-Term Investments (Cost $14,271,000)	14,271,000

	Total Investments in Securities
	(Cost $375,933,258)*	107.1%	$235,482,339
	Other Assets and Liabilities - Net	(7.1)	(15,679,115)

	Net Assets	100.0%	$219,803,224

@	Non-income producing security
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $381,864,985.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$491,492
Gross Unrealized Depreciation	(146,874,138)

Net Unrealized Depreciation	$(146,382,646)

Percentage of
Industry	Net Assets

Advertising	1.2%
Aerospace/Defense	1.2
Agriculture	0.3
Airlines	1.9
Apparel	0.7
Auto Manufacturers	0.5
Auto Parts & Equipment	2.5
Banks	5.1
Beverages	1.6
Biotechnology	0.6
Building Materials	1.7
Chemicals	3.5
Closed-End Funds	0.1
Coal	0.2
Commercial Services	1.9
Computers	1.9
Distribution/Wholesale	0.6
Diversified	1.3
Diversified Financial Services	1.5
Electric	1.0
Electrical Components & Equipment	1.3
Electronics	2.6
Energy — Alternate Sources	0.5
Engineering & Construction	6.0
Entertainment	0.5
Environmental Control	0.3
Food	3.5
Forest Products & Paper	0.1
Gas	0.2
Hand/Machine Tools	2.1
Healthcare — Products	0.4
Healthcare — Services	0.0
Holding Companies — Diversified	1.3
Home Builders	0.2
Home Furnishings	0.3
Household Products/Wares	0.5
Insurance	5.3
Internet	1.1
Investment Companies	2.6
Iron/Steel	3.0
Leisure Time	0.5
Lodging	1.4
Machinery — Diversified	4.0
Media	1.5
Metal Fabricate/Hardware	1.7
Mining	1.8
Miscellaneous Manufacturing	1.8
Office Property	0.5
Office/Business Equipment	0.1
Oil & Gas	2.8
Oil & Gas Services	1.7
Open-End Funds	0.2
Packaging & Containers	0.1
Pharmaceuticals	3.4
Real Estate	3.3
Retail	4.5
Semiconductors	0.5
Shopping Centers	0.1
Software	2.3
Telecommunications	2.7
Textiles	1.0
Toys/Games/Hobbies	0.4
Transportation	1.3
Venture Capital	0.1
Water	1.0
Other Long-Term Investments	0.8
Short-Term Investments	6.5
Other Assets and Liabilities — Net	(7.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 81.7%

		Bermuda: 1.0%
25,876		Credicorp Ltd.	$1,016,151

			1,016,151

		Brazil: 9.9%
27,217		Cia de Bebidas das Americas ADR	1,156,723
87,000	L	Cia Energetica de Minas Gerais ADR	1,323,270
117,411	L	Cia Vale do Rio Doce ADR	1,540,432
130,597		Cia Vale do Rio Doce SP ADR	1,529,291
113,949		Petroleo Brasileiro SA	1,508,450
82,293		Petroleo Brasileiro SA ADR	1,816,207
20,871		Uniao de Bancos Brasileiros SA GDR	1,316,543

			10,190,916

		Chile: 2.9%
33,150	L	Empresa Nacional de Electricidad SA ADR	1,233,180
121,394		Enersis SA ADR	1,748,074

			2,981,254

		China: 5.8%
504,500		China Life Insurance Co., Ltd.	1,348,223
451,000		China National Building Material Co., Ltd.	262,642
959,000		China Shenhua Energy Co., Ltd.	1,820,739
3,344,000	L	Industrial and Commercial Bank of China Ltd.	1,573,421
3,176,000	@	Shanghai Electric Group Co., Ltd.	961,039

			5,966,064

		Czech Republic: 1.5%
13,300		CEZ A/S	581,691
44,253		Telefonica O2 Czech Republic A/S	945,657

			1,527,348

		Hong Kong: 8.3%
498,000		Beijing Enterprises Holdings Ltd.	1,927,730
483,000		China Mobile Ltd.	4,252,002
1,143,000	L	China Overseas Land & Investment Ltd.	1,290,753
1,290,000		CNOOC Ltd.	1,059,193

			8,529,678

		India: 9.2%
72,305		Bharat Heavy Electricals	1,920,900
205,233	@	Bharti Airtel Ltd.	2,771,308
86,573		Hindustan Lever Ltd.	393,172
61,019		Housing Development Finance Corp.	2,214,946
186,107		ICICI Bank Ltd.	1,545,252
409,507		Jaiprakash Associates Ltd.	616,959

			9,462,537

		Indonesia: 1.9%
7,020,300	X	Bumi Resources Tbk PT	1,376,185
1,217,500		Telekomunikasi Indonesia Tbk PT	609,099

			1,985,284

		Israel: 5.3%
79,900		Israel Chemicals Ltd.	805,862
18,765		Makhteshim-Agan Industries Ltd.	71,056
106,344	L	Teva Pharmaceutical Industries Ltd. ADR	4,560,031

			5,436,949

		Malaysia: 0.2%
431,500	@	Proton Holdings Bhd	250,550

			250,550

		Mauritius: 0.8%
5,947,000		Golden Agri-Resources Ltd.	793,618

			793,618

		Mexico: 5.4%
45,947		America Movil SA de CV ADR	1,421,600
29,565		Fomento Economico Mexicano SA de CV ADR	747,699
330,900		Grupo Financiero Banorte SA de CV	606,125
82,100		Grupo Televisa SA ADR	1,449,886
487,400		Wal-Mart de Mexico SA de CV	1,310,592

			5,535,902

		Peru: 0.6%
47,341		Cia de Minas Buenaventura SA ADR	598,390

			598,390

		Russia: 6.9%
190,392	@,I	LSR Group GDR	474,076
38,300	@	Mobile Telesystems Finance SA ADR	1,499,445
144,851	@	OAO Gazprom ADR	2,884,430
488,100	@	OAO Rosneft Oil Co. GDR	2,240,105

			7,098,056

		South Africa: 4.4%
273,900		Imperial Holdings Ltd.	1,564,014
241,520		Jd Group Ltd.	694,919
78,000		MTN Group Ltd.	875,871
47,300		Sasol Ltd.	1,396,197

			4,531,001

		South Korea: 7.5%
15,300	L	GS Engineering & Construction Corp.	726,687
9,432		Samsung Electronics Co., Ltd.	3,976,566
81,610	L	Samsung Techwin Co., Ltd.	1,729,785
3,580		Shinsegae Co., Ltd.	1,256,532

			7,689,570

		Taiwan: 7.5%
794,970		Chunghwa Telecom Co., Ltd.	1,315,304
252,490		Hon Hai Precision Industry Co., Ltd. — GDR	1,233,304
2,765,722		Taiwan Semiconductor Manufacturing Co., Ltd.	4,024,275
1,308,000		Uni-President Enterprises Corp.	1,118,077

			7,690,960

		Turkey: 2.0%
1,229,861	@	Turkiye Garanti Bankasi A/S	2,065,654

			2,065,654

		United Kingdom: 0.6%
91,658		Antofagasta PLC	566,303

			566,303

		Total Common Stock (Cost $135,057,981)	83,916,185

EXCHANGE-TRADED FUNDS: 9.6%

		China: 2.6%
106,900	L	iShares FTSE/Xinhua China 25 Index Fund	2,689,604

			2,689,604

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of October 31, 2008 (continued)

Shares			Value

		Hong Kong: 0.9%
580,600	@	iShares Asia Trust — MSCI China Tracker	$907,978

			907,978

		South Korea: 1.1%
39,200		iShares MSCI South Korea Index Fund	1,103,088

			1,103,088

		United States: 5.0%
429,800	L	iShares MSCI Taiwan Index Fund	3,790,836
51,200		iShares S&P Latin America 40 Index Fund	1,361,920

			5,152,756

		Total Exchange-Traded Funds (Cost $12,219,405)	9,853,426

PREFERRED STOCK: 1.1%

		Brazil: 1.1%
354,800		Investimentos Itau SA	1,131,626

		Total Preferred Stock (Cost $2,136,333)	1,131,626

		Total Long-Term Investments (Cost $149,413,719)	94,901,237

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 11.7%

		Securities Lending CollateralCC: 11.7%
$12,164,927		Bank of New York Mellon Corp. Institutional Cash Reserves	$12,022,302

		Total Short-Term Investments (Cost $12,164,927)	12,022,302

	Total Investments in Securities
	(Cost $161,578,646)*	104.1%	$106,923,539
	Other Assets and Liabilities - Net	(4.1)	(4,234,843)

	Net Assets	100.0%	$102,688,696

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $171,669,303.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$742,125
Gross Unrealized Depreciation	(65,487,889)

Net Unrealized Depreciation	$(64,745,764)

Percentage of
Industry	Net Assets

Agriculture	0.8%
Auto Manufacturers	0.2
Banks	7.3
Beverages	1.9
Building Materials	0.3
Chemicals	0.9
Coal	3.1
Diversified Financial Services	2.7
Electric	4.8
Electrical Components & Equipment	1.9
Electronics	1.2
Engineering & Construction	1.3
Food	1.1
Holding Companies — Diversified	4.5
Household Products/Wares	0.4
Insurance	1.3
Machinery — Diversified	0.9
Media	1.4
Mining	4.1
Oil & Gas	10.6
Pharmaceuticals	4.4
Real Estate	1.7
Retail	3.2
Semiconductors	9.5
Telecommunications	13.3
Other Long-Term Investments	9.6
Short-Term Investments	11.7
Other Assets and Liabilities — Net	(4.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING European Real Estate Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 13.5%

		Austria: 0.4%
12,400	@	Immofinanz Immobilien Anlagen AG	$13,831

			13,831

		Finland: 1.7%
23,334		Citycon OYJ	55,302

			55,302

		Germany: 2.9%
3,600		Deutsche Euroshop AG	92,253

			92,253

		Sweden: 1.7%
7,800		Castellum AB	52,949

			52,949

		Switzerland: 4.0%
1,390	@	PSP Swiss Property AG	60,139
1,500	@	Swiss Prime Site AG	69,025

			129,164

		United Kingdom: 2.8%
5,043		Helical Bar PLC	24,246
44,600		Safestore Holdings Ltd.	66,803

			91,049

		Total Common Stock (Cost $699,027)	434,548

REAL ESTATE INVESTMENT TRUSTS: 79.4%

		Belgium: 2.6%
680		Cofinimmo	84,735

			84,735

		France: 30.3%
580		Fonciere Des Regions	38,353
730		ICADE	43,635
1,618		Klepierre	37,269
3,160		Mercialys	102,913
1,280		Societe Immobiliere de Location pour l’Industrie et le Commerce	114,102
4,260		Unibail	638,935

			975,207

		Netherlands: 12.7%
2,755		Corio NV	147,227
2,990		Eurocommercial Properties NV	99,013
900		Nieuwe Steen Investments Funds NV	15,712
1,739		Wereldhave NV	144,538

			406,490

		United Kingdom: 33.8%
20,920		British Land Co. PLC	208,605
10,917		Brixton PLC	29,365
7,300		Derwent Valley Holdings PLC	85,501
3,740		Great Portland Estates PLC	16,655
13,028		Hammerson PLC	150,154
25,100		Land Securities Group PLC	445,543
7,890		Liberty International PLC	87,789
9,500		Segro PLC	42,888
3,840		Shaftesbury PLC	20,655

			1,087,155

		Total Real Estate Investment Trusts (Cost $3,927,107)	2,553,587

MUTUAL FUNDS: 0.5%

		Luxembourg: 0.5%
4,927		Prologis European Properties	16,327

		Total Mutual Funds (Cost $56,482 )	16,327

		Total Long-Term Investments (Cost $4,682,616 )	3,004,462

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 4.7%

		Affiliated Mutual Fund: 4.7%
$149,159		ING Institutional Prime Money Market Fund	$149,159

		Total Short-Term Investments (Cost $149,159 )	149,159

	Total Investments in Securities
	(Cost $4,831,775)*	98.1%	$3,153,621
	Other Assets and Liabilities - Net	1.9	61,997

	Net Assets	100.0%	$3,215,618

@	Non-income producing security

*	Cost for federal income tax purposes is $5,219,391.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$454
Gross Unrealized Depreciation	(2,066,224)

Net Unrealized Depreciation	$(2,065,770)

Percentage of
Industry	Net Assets

Closed-End Funds	0.5%
Diversified	71.3
Office Property	8.1
Real Estate	11.4
Storage/Warehousing	2.1
Short-Term Investments	4.7
Other Assets and Liabilities — Net	1.9

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 81.6%

		Australia: 0.8%
23,046		BHP Billiton Ltd.	$442,742
845,981		Macquarie Airports Management Ltd.	1,203,133
23,069		Newcrest Mining Ltd.	317,117
13,241		Rio Tinto Ltd.	684,994

			2,647,986

		Austria: 0.4%
4,643		Flughafen Wien AG	190,243
26,992		OMV AG	864,012
24,541		Telekom Austria AG	301,538

			1,355,793

		Belgium: 0.0%
53,967		Fortis	62,525
2,148		Kbc Ancora	63,852

			126,377

		Bermuda: 0.1%
13,337	@,L	Central European Media Enterprises Ltd.	356,231

			356,231

		Canada: 1.3%
105,489		Barrick Gold Corp.	2,412,077
73,289	@	Eldorado Gold Corp. (Canadian Denominated Security)	302,812
63,516	@	Ivanhoe Mines Ltd.	165,996
93,869		Kinross Gold Corp.	977,396
7,633	@,L	Research In Motion Ltd.	384,932
29,529		Talisman Energy, Inc.	291,787

			4,535,000

		China: 0.1%
534,732	L	Beijing Capital International Airport Co., Ltd.	301,530

			301,530

		Cyprus: 0.1%
55,108		Bank of Cyprus Public Co., Ltd.	286,927

			286,927

		Czech Republic: 2.5%
54,985	S	Komercni Banka A/S	8,372,251

			8,372,251

		Denmark: 0.7%
2,008	@	ALK-Abello A/S	159,316
44,505		Novo-Nordisk A/S	2,385,609

			2,544,925

		Finland: 2.0%
20,823		Fortum OYJ	511,747
321,845		Nokia OYJ	4,930,088
17,987		OKO Bank	242,007
25,562		Orion OYJ	375,634
90,164		Stora Enso OYJ (Euro Denominated Security)	838,474

			6,897,950

		France: 17.1%
4,126		Accor SA	160,523
27,576		ADP	1,641,324
5,741		Air Liquide	495,420
7,315		Alstom	362,559
35,878		AXA SA	685,415
14,992		Bouygues SA	638,364
54,374		Carrefour SA	2,297,029
8,027		Casino Guichard Perrachon SA	561,111
25,530		Cie de Saint-Gobain	985,122
21,795		Electricite de France	1,309,521
5,471		Eurazeo	329,390
231,198		France Telecom SA	5,829,795
141,474		Gaz de France	6,297,529
88,487		Groupe Danone	4,927,037
4,604		Lafarge SA	304,359
19,005		L’Oreal SA	1,439,137
36,393		LVMH Moet Hennessy Louis Vuitton SA	2,421,736
16,451		PPR	1,048,430
4,248		Remy Cointreau SA	176,756
4,946		Renault SA	151,584
140,735		Sanofi-Aventis	8,916,570
5,357		Schneider Electric SA	321,086
18,075	@	Suez Environnement SA	345,563
233,803	S	Total SA	12,862,317
25,323		Vinci SA	911,308
109,208		Vivendi	2,854,602

			58,273,587

		Germany: 11.0%
3,261		Adidas AG	111,671
9,180		Allianz AG	690,790
70,943		BASF AG	2,381,617
47,546		Bayer AG	2,659,409
3,543	@	Continental AG	261,958
18,856		DaimlerChrysler AG	647,802
11,486		Deutsche Post AG	125,794
396,658		Deutsche Telekom AG	5,889,754
213,014		E.ON AG	8,152,228
81,292	L	Fraport AG Frankfurt Airport Services Worldwide	2,594,487
26,215		Fresenius AG	1,553,761
59,738		Fresenius Medical Care AG & Co. KGaA	2,672,070
6,808		Henkel KGaA	166,044
4,439		Merck KGaA	392,241
4,377		Muenchener Rueckversicherungs AG	579,817
75,095		Rhoen Klinikum AG	1,615,057
38,019		RWE AG	3,161,576
28,308		SAP AG	999,175
46,644		Siemens AG	2,801,968
12,776	@	UkrTelecom GDR	29,262

			37,486,481

		Greece: 0.2%
25,684		Hellenic Telecommunications Organization SA	362,504
99,745		Veterin SA	143,051

			505,555

		Hong Kong: 0.3%
265,461		China Merchants Holdings International Co., Ltd.	632,433
310,871	@,L	Galaxy Entertainment Group Ltd.	22,956
652,303		GOME Electrical Appliances Holdings Ltd.	130,294
1,381,040		Shun TAK Holdings Ltd.	275,259

			1,060,942

		Hungary: 2.5%
652,022		Magyar Telekom Telecommunications PLC	2,062,996
353,913	@,S,L	OTP Bank Nyrt	5,861,524
3,242		Richter Gedeon Nyrt	447,926

			8,372,446

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2008 (continued)

Shares			Value

		India: 1.0%
126,055	@,#	State Bank of India Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	$2,828,781
24,142	@,#	State Bank of India Ltd.(Participation Certificate, Issuer: Citigroup Global Markets)	541,767

			3,370,548

		Ireland: 0.5%
48,326		CRH PLC	1,064,992
206,636	@	Dragon Oil PLC	534,644

			1,599,636

		Italy: 2.8%
25,398		Assicurazioni Generali S.p.A.	641,398
75,233		Buzzi Unicem S.p.A.	914,229
88,665		Credito Emiliano S.p.A.	567,553
313,217		Enel S.p.A.	2,095,503
221,359		ENI S.p.A.	5,283,433
14,645		Italcementi S.p.A.	170,691

			9,672,807

		Japan: 5.2%
6,601		Aisin Seiki Co., Ltd.	116,808
27,005	S	Canon, Inc.	944,949
114		Central Japan Railway Co.	936,461
5,700		Daikin Industries Ltd.	128,207
14,608		Daiwa Securities Group, Inc.	82,587
15,888		Denso Corp.	309,666
194		East Japan Railway Co.	1,380,505
8,200		Eisai Co., Ltd.	266,047
5,100		Fanuc Ltd.	339,806
91		Fuji Television Network, Inc.	108,953
64,228	S	Honda Motor Co., Ltd.	1,597,056
15,000		Itochu Corp.	79,271
158		Japan Tobacco, Inc.	560,533
146		KDDI Corp.	874,764
18,505		Komatsu Ltd.	203,438
15,319		Kubota Corp.	76,891
3,000		Kyocera Corp.	176,215
35,484		Matsushita Electric Industrial Co., Ltd.	571,425
10,700		Mitsubishi Corp.	179,352
59,000		Mitsubishi Electric Corp.	365,760
14,000		Mitsui & Co., Ltd.	135,653
7,723		Mitsui Fudosan Co., Ltd.	134,714
2,700		Nidec Corp.	145,215
2,901		Nintendo Co., Ltd.	932,115
48		Nippon Telegraph & Telephone Corp.	195,875
13,707		Nissan Motor Co., Ltd.	68,074
12,355		Nomura Holdings, Inc.	117,055
584		NTT DoCoMo, Inc.	926,194
3,167		Olympus Corp.	61,034
11,000		Ricoh Co., Ltd.	118,382
8,486		Seven & I Holdings Co., Ltd.	238,270
12,000		Sharp Corp.	85,647
6,000		Shin-Etsu Chemical Co., Ltd.	318,933
8,033		Sony Corp.	190,385
13,200		Suzuki Motor Corp.	193,701
10,300		Takeda Pharmaceutical Co., Ltd.	511,758
99,000	S	Toyota Motor Corp.	3,866,041
3,310		Yamada Denki Co., Ltd.	180,164

			17,717,904

		Luxembourg: 0.1%
16,369	@	Arcelor	425,748

			425,748

		Mexico: 0.0%
45,023		Grupo Cementos Chihuahua	118,930

			118,930

		Netherlands: 5.5%
28,389		Aegon NV	117,961
23,463		Heineken NV	791,483
22,135		Koninklijke Philips Electronics NV	409,051
16,734		Reed Elsevier NV	223,668
255,018	@	Royal Dutch Shell PLC	7,068,326
144,452		Royal KPN NV	2,034,347
7,518		TNT NV	158,660
325,658		Unilever NV	7,848,193

			18,651,689

		New Zealand: 0.2%
495,417		Auckland International Airport Ltd.	530,296

			530,296

		Poland: 3.4%
4,534	@	Bank BPH	73,952
45,482		Bank Handlowy w Warszawie	733,682
115,991		Bank Pekao SA	5,275,413
334,129		Powszechna Kasa Oszczednosci Bank Polski SA	3,774,929
243,771		Telekomunikacja Polska SA	1,841,975

			11,699,951

		Portugal: 0.1%
68,109		Energias de Portugal SA	231,986

			231,986

		Romania: 0.3%
198,352		Romanian Bank for Development SA	524,855
5,988,667		SNP Petrom SA	338,608

			863,463

		Russia: 0.2%
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	52,786
35	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	6,063
35		Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys- REG S GDR)	—
70,735	@,#,I	Federal Grid Co Unitied Energy System JSC GDR	109,745
14,630	@,#,I	Inter Rao Ues OAO GDR	31,345
4,865	@,#,I	Kusbassenergo OJSC — Spon GDR	8,087
23,485	@,#,I	Mosenerga OAO — Spon GDR	37,001
67,340	@,#,I	Wholesale Power-1 OAO GDR	24,876
17,500	@,#,I	Wholesale Power-2 OAO GDR	17,907
28,770	@,#,I	Wholesale Power-3 OJSC — Spon GDR	18,439
20,405	@,#,I	Wholesale Power-6 OAO GDR	18,467
200	@,I	Open Investments	7,887
3,500,000	@	RAO Energy System of East OAO	3,850
45,519	@,#,L	Sistema-Hals GDR	13,656
11,690	@,#,I	Territorial Generating Co. — Spon GDR	11,228
1,120	@,#,I	Territorial Generating Co. 14 JSC — Spon GDR	2,358
26,740	@,#,I	Territorial Generating Co.-1 — Spon GDR	14,817
4,515	@,#,I	Territorial Generating Co.-2 — Spon GDR	9,840

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2008 (continued)

Shares			Value

		Russia (continued)
11,095	@,#,I	Territorial Generating Co.-4 — Spon GDR	$21,722
11,760	@,#,I	Territorial Generating Co.-9 — Spon GDR	12,164
6,550	@,I	Wimm-Bill-Dann Foods — Class S	85,150
12,040	@,#,I	Yenisei Territorial — Spon GDR	8,829

			516,217

		Spain: 1.9%
84,522	@	EDP Renovaveis SA	434,049
46,799	@	Iberdrola Renovables	142,374
291,358		Iberdrola SA	2,108,660
10,634		Inditex SA	359,456
189,090		Telefonica SA	3,500,992

			6,545,531

		Sweden: 0.4%
28,188		Getinge AB	394,242
10,262		Hennes & Mauritz AB	367,989
67,837		Svenska Cellulosa AB — B Shares	500,935
40,210		TeliaSonera AB	176,911

			1,440,077

		Switzerland: 8.5%
33,022	@	ABB Ltd.	433,285
5,048		BKW FMB Energie AG	456,326
26,963		Compagnie Financiere Richemont SA	566,834
3,144		Flughafen Zuerich AG	837,701
24,314		Holcim Ltd.	1,381,017
250,910		Nestle SA	9,757,141
7,125		Nobel Biocare Holding AG	122,398
141,118		Novartis AG	7,162,870
47,730		Roche Holding AG	7,299,198
4,204		Swatch Group AG — BR	656,009
2,495		Synthes, Inc.	321,961

			28,994,740

		Taiwan: 0.0%
589		Cathay Financial Holding Co., Ltd. GDR	6,288

			6,288

		Ukraine: 0.3%
5,090,724	@	JSCB Ukrsotsbank	199,501
3,938,839	@	Raiffeisen Bank Aval	160,348
11,482	@	Ukrnafta Oil Co. ADR	188,134
10,545,713		UkrTelecom	552,225

			1,100,208

		United Kingdom: 12.0%
51,146		BHP Billiton PLC	868,486
431,019		BP PLC	3,513,441
66,100		British American Tobacco PLC	1,813,075
392,988		Cadbury PLC	3,592,339
244,824	S	Diageo PLC	3,736,137
345,112		GlaxoSmithKline PLC	6,634,412
85,421		Imperial Tobacco Group PLC	2,289,411
112,411		National Grid PLC	1,266,322
6,040		Peter Hambro Mining PLC	20,011
22,644		Reckitt Benckiser PLC	957,836
22,380		Rio Tinto PLC	1,045,417
77,388	@	Rolls-Royce Group PLC	409,453
4,426,594	@	Rolls-Royce Group PLC — B Shares Entitlement	7,124
37,443		Scottish & Southern Energy PLC	733,946
294,637		Smith & Nephew PLC	2,697,793
968,972		Tesco PLC	5,309,100
2,402,350	S	Vodafone Group PLC	4,621,434
300,328		WM Morrison Supermarkets PLC	1,278,777
39,828		WPP Group PLC	238,241

			41,032,755

		United States: 0.1%
9,771	@	Dr Pepper Snapple Group, Inc.	223,756

			223,756

		Total Common Stock (Cost $321,474,645)	277,866,511

EXCHANGE-TRADED FUNDS: 8.2%

		France: 4.9%
664,710		Lyxor ETF DJ Stoxx 600 Banks	16,859,416

			16,859,416

		Hong Kong: 2.2%
4,066,000		Tracker Fund of Hong Kong	7,344,985

			7,344,985

		South Korea: 1.1%
132,149		iShares MSCI South Korea Index Fund	3,718,673

			3,718,673

		Total Exchange-Traded Funds (Cost $26,863,981)	27,923,074

MUTUAL FUNDS: 0.0%

		Russia: 0.0%
82,957	@	RenShares Utilities Ltd.	100,378

		Total Mutual Funds (Cost $131,939)	100,378

PREFERRED STOCK: 0.1%

		Russia: 0.1%
1,897	I	Silvinit BRD	369,915
141,747	I	URSA Bank	25,514

		Total Preferred Stock (Cost $868,094)	395,429

		Total Long-Term Investments (Cost $349,338,659)	306,285,392

SHORT-TERM INVESTMENTS: 6.7%

		Affiliated Mutual Fund: 4.5%
15,469,336		ING Institutional Prime Money Market Fund	15,469,336

		Total Mutual Fund (Cost $15,469,336)	15,469,336

Principal
Amount			Value

		Securities Lending CollateralCC: 2.2%
$7,602,351		Bank of New York Mellon Corp. Institutional Cash Reserves	$7,449,055

		Total Securities Lending Collateral (Cost $7,602,351)	7,449,055

		Total Short-Term Investments (Cost $23,071,687)	22,918,391

	Total Investments in Securities
	(Cost $372,410,346)*	96.6%	$329,203,783
	Other Assets and Liabilities - Net	3.4	11,530,025

	Net Assets	100.0%	$340,733,808

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2008 (continued)

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid Security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.

*	Cost for federal income tax purposes is $400,024,429.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$10,918,817
Gross Unrealized Depreciation	(81,739,463)

Net Unrealized Depreciation	$(70,820,646)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.1%
Agriculture	1.4
Apparel	0.0
Auto Manufacturers	1.9
Auto Parts & Equipment	0.2
Banks	8.7
Beverages	1.4
Building Materials	1.5
Chemicals	1.8
Computers	0.1
Cosmetics/Personal Care	0.4
Distribution/Wholesale	0.1
Diversified Financial Services	0.1
Electric	6.0
Electrical Components & Equipment	0.2
Electronics	0.2
Energy — Alternate Sources	0.2
Engineering & Construction	2.7
Food	10.5
Forest Products & Paper	0.4
Gas	1.9
Healthcare — Products	1.5
Healthcare — Services	1.3
Hedge Fund	0.0
Holding Companies — Diversified	0.9
Home Furnishings	0.3
Household Products/Wares	0.3
Insurance	0.8
Investment Companies	0.1
Iron/Steel	0.1
Lodging	0.1
Machinery — Construction & Mining	0.1
Machinery — Diversified	0.2
Media	1.1
Mining	2.1
Miscellaneous Manufacturing	0.8
Office/Business Equipment	0.3
Oil & Gas	9.1
Pharmaceuticals	10.2
Real Estate	0.1
Retail	1.0
Software	0.3
Telecommunications	10.0
Toys/Games/Hobbies	0.3
Transportation	0.8
Water	0.1
Other Long-Term Investments	8.2
Short-Term Investments	6.7
Other Assets and Liabilities — Net	3.4

Net Assets	100.0%

At October 31, 2008 the following forward foreign currency contracts were outstanding for the ING Foreign Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Australian Dollar AUD 9,494,143	BUY	11/7/08	6,237,462	6,304,895	$67,433
Australian Dollar AUD 3,680,817	BUY	1/29/09	2,258,844	2,427,099	168,255
Canadian Dollar CAD 22,756,144	BUY	11/6/08	18,324,390	18,878,813	554,423
Canadian Dollar CAD 1,704,642	BUY	12/22/08	1,609,292	1,414,327	(194,965)
Czech Koruna CZK 51,326,863	BUY	12/9/08	2,959,259	2,723,472	(235,787)
Czech Koruna CZK 28,389,217	BUY	12/9/08	1,435,975	1,506,370	70,395
Czech Koruna CZK 22,442,721	BUY	12/9/08	1,153,867	1,190,841	36,974
Czech Koruna CZK 5,596,257	BUY	12/9/08	288,467	296,945	8,478
Czech Koruna CZK 54,550,605	BUY	12/9/08	2,828,141	2,894,528	66,387
Czech Koruna CZK 72,372,501	BUY	12/9/08	3,840,409	3,840,182	(227)
Czech Koruna CZK 12,308,990	BUY	10/27/09	666,071	650,081	(15,990)
EU Euro EUR 7,035,719	BUY	12/2/08	10,418,070	8,956,774	(1,461,296)
EU Euro EUR 4,778,731	BUY	12/2/08	6,153,332	6,083,530	(69,802)
EU Euro EUR 17,876,553	BUY	12/8/08	26,313,929	22,755,944	(3,557,985)
EU Euro EUR 4,965,386	BUY	12/8/08	6,173,946	6,320,684	146,738
EU Euro EUR 2,824,525	BUY	12/8/08	3,627,820	3,595,477	(32,343)
EU Euro EUR 15,322,681	BUY	12/8/08	19,849,768	19,504,995	(344,773)
EU Euro EUR 623,190	BUY	12/8/08	800,612	793,289	(7,323)
EU Euro EUR 3,442,896	BUY	12/8/08	4,426,531	4,382,631	(43,900)
British Pound GBP 7,812,924	BUY	11/7/08	12,649,904	12,568,239	(81,665)
Japanese Yen JPY 390,512,085	BUY	11/4/08	3,634,530	3,964,753	330,223
Japanese Yen JPY 2,658,780,768	BUY	11/10/08	24,618,340	26,999,589	2,381,249
Japanese Yen JPY 390,512,085	BUY	12/29/08	4,180,176	3,975,917	(204,259)
South Korean Won KRW 858,097,223	BUY	11/4/08	846,751	665,185	(181,566)
South Korean Won KRW 1,421,138,145	BUY	12/4/08	1,271,143	1,107,368	(163,775)
Mexican Peso MXN 19,657,329	BUY	11/21/08	1,836,739	1,518,078	(318,661)
Mexican Peso MXN 5,276,722	BUY	11/21/08	428,122	407,506	(20,616)
Mexican Peso MXN 6,418,885	BUY	11/21/08	535,152	495,712	(39,440)
Mexican Peso MXN 4,919,886	BUY	11/21/08	359,588	379,948	20,360
Polish Zloty PLN 3,000,784	BUY	11/19/08	973,885	1,082,793	108,908
Polish Zloty PLN 9,674,567	BUY	11/19/08	3,158,217	3,490,937	332,720
Polish Zloty PLN 3,651,867	BUY	12/9/08	1,415,233	1,315,932	(99,301)
Polish Zloty PLN 1,030,981	BUY	12/9/08	411,405	371,509	(39,896)
Polish Zloty PLN 6,649,028	BUY	12/9/08	2,162,497	2,395,944	233,447
Polish Zloty PLN 9,913,949	BUY	12/9/08	3,358,759	3,572,442	213,683

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2008 (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Polish Zloty PLN 2,603,615	BUY	12/9/08	922,940	938,200	15,260
Polish Zloty PLN 23,810,938	BUY	12/9/08	8,440,602	8,580,153	139,551
Polish Zloty PLN 6,649,028	BUY	10/20/09	2,487,302	2,381,960	(105,342)
Polish Zloty PLN 12,744,984	BUY	11/19/09	4,714,975	4,565,787	(149,188)

					$(2,473,616)

Canadian Dollar CAD 1,704,642	SELL	12/22/08	1,606,183	1,414,327	$191,856
Czech Koruna CZK 137,540,223	SELL	12/9/08	7,879,252	7,298,069	581,183
Czech Koruna CZK 103,945,975	SELL	12/9/08	5,911,496	5,515,513	395,983
Czech Koruna CZK 15,295,317	SELL	1/14/09	829,104	809,963	19,141
Czech Koruna CZK 15,202,458	SELL	1/14/09	829,104	805,045	24,059
Czech Koruna CZK 4,088,610	SELL	1/21/09	217,624	216,378	1,246
Czech Koruna CZK 4,735,251	SELL	4/20/09	253,033	250,119	2,914
Czech Koruna CZK 3,042,813	SELL	7/14/09	165,821	160,702	5,119
Czech Koruna CZK 3,054,420	SELL	10/14/09	165,821	161,315	4,506
Czech Koruna CZK 28,781,239	SELL	10/27/09	1,435,975	1,520,037	(84,062)
Czech Koruna CZK 22,736,958	SELL	10/27/09	1,153,867	1,200,818	(46,951)
Czech Koruna CZK 5,668,374	SELL	10/27/09	288,467	299,367	(10,900)
EU Euro EUR 11,814,449	SELL	12/2/08	17,221,686	15,040,304	2,181,382
EU Euro EUR 19,388,767	SELL	12/8/08	27,857,199	24,680,916	3,176,283
EU Euro EUR 20,701,078	SELL	12/8/08	29,579,460	26,351,421	3,228,039
EU Euro EUR 9,599,567	SELL	12/8/08	13,878,814	12,219,761	1,659,053
EU Euro EUR 8,116,698	SELL	12/8/08	11,370,844	10,332,144	1,038,700
EU Euro EUR 18,275,099	SELL	4/21/09	24,457,566	23,214,942	1,242,624
Japanese Yen JPY 390,512,085	SELL	11/4/08	4,164,130	3,964,753	199,377
Japanese Yen JPY 513,652,561	SELL	11/10/08	4,794,442	5,216,078	(421,636)
Japanese Yen JPY 779,914,680	SELL	11/10/08	7,601,545	7,919,937	(318,392)
Japanese Yen JPY 227,522,792	SELL	11/10/08	2,391,704	2,310,466	81,238
Japanese Yen JPY 390,512,085	SELL	12/29/08	4,116,286	3,975,917	140,369
South Korean Won KRW 858,097,223	SELL	11/4/08	753,874	665,185	88,689
South Korean Won KRW 1,421,138,145	SELL	12/4/08	1,248,145	1,107,368	140,777
Mexican Peso MXN 36,272,822	SELL	11/21/08	3,513,957	2,801,243	712,714
Polish Zloty PLN 12,675,351	SELL	11/19/08	5,556,688	4,573,730	982,958
Polish Zloty PLN 23,655,611	SELL	12/9/08	9,751,232	8,524,182	1,227,050
Polish Zloty PLN 12,671,672	SELL	12/9/08	5,146,483	4,566,174	580,309
Polish Zloty PLN 6,649,028	SELL	12/9/08	2,684,402	2,395,944	288,458
Polish Zloty PLN 7,524,351	SELL	12/9/08	3,045,186	2,711,363	333,823
Polish Zloty PLN 6,649,028	SELL	10/20/09	2,120,564	2,381,960	(261,396)
Polish Zloty PLN 3,070,417	SELL	11/19/09	973,886	1,099,952	(126,066)
Polish Zloty PLN 9,674,567	SELL	11/19/09	3,086,184	3,465,835	(379,651)

					$16,878,796

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Greater China Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 97.1%

		China: 25.0%
229,000		China Coal Energy Co. — Shares H	$138,890
167,000		China COSCO Holdings Co., Ltd.	89,966
263,000		China High Speed Transmission Equipment Group Co., Ltd.	159,496
456,000		China Life Insurance Co., Ltd.	1,218,612
440,000		China Petroleum & Chemical Corp.	288,933
161,500		China Shenhua Energy Co., Ltd.	306,621
1,956,000		China Shipping Container Lines Co., Ltd.	217,052
1,428,000		China Telecom Corp., Ltd.	508,229
490,020		China Vanke Co., Ltd.	289,597
900,000		Fujian Zijin Mining Industry Co., Ltd.	267,095
480,800		Guangzhou R&F Properties Co., Ltd.	231,038
1,906,000		Industrial and Commercial Bank of China Ltd.	896,812
624,000		Jiangsu Expressway Co., Ltd.	436,460
1,102,000		PetroChina Co., Ltd.	828,584
80,000		Ping An Insurance Group Co. of China Ltd.	342,138
451,000		Travelsky Technology Ltd.	108,515

			6,328,038

		Hong Kong: 47.6%
1,026,000		Agile Property Holdings Ltd.	340,920
89,000		Cheung Kong Holdings Ltd.	854,536
288,500		China Mobile Ltd.	2,539,757
812,000		China Overseas Land & Investment Ltd.	916,965
312,000		China Resources Land Ltd.	315,821
482,000		China Unicom Ltd.	684,125
494,000		Chow Sang Sang Holdings International Ltd.	220,198
2,921,000	I	Chuang’s China Investments	26,647
93,000		CLP Holdings Ltd.	627,189
1,052,000		CNOOC Ltd.	863,776
76,500		Esprit Holdings Ltd.	434,680
43,100		Hang Seng Bank Ltd.	537,780
90,900		Hong Kong Exchanges and Clearing Ltd.	921,800
170,000		Hutchison Whampoa Ltd.	918,658
370,000		Hysan Development Co., Ltd.	580,183
380,500		MTR Corp.	843,162
48,000		Sun Hung Kai Properties Ltd.	420,533

			12,046,730

		Taiwan: 24.5%
1,370,998		AU Optronics Corp.	957,323
246,750		Cathay Financial Holding Co., Ltd.	265,007
670,340		Chunghwa Telecom Co., Ltd.	1,109,098
684,280		Far Eastern Textile Co., Ltd.	397,162
124,200		Hon Hai Precision Industry Co., Ltd. — GDR	606,663
119,600		Huang Hsiang Construction Co.	46,012
81,365		MediaTek, Inc.	728,656
613,742		Radium Life Tech Co., Ltd.	222,121
38,987	@	Taiwan Basket (Issuer: Deutsche Bank AG London)	152,829
321,180		Taiwan Cement Corp.	164,921
285,000		Taiwan Fertilizer Co., Ltd.	351,687
635,512		Taiwan Semiconductor Manufacturing Co., Ltd.	924,706
16,921		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	139,767
120,400	#	Wintek Corp. GDR	150,945

			6,216,897

		Total Common Stock (Cost $39,182,050)	24,591,665

REAL ESTATE INVESTMENT TRUSTS: 2.6%

		Hong Kong: 2.6%
360,000		Link Real Estate Investment Trust	643,686

		Total Real Estate Investment Trusts (Cost $823,764)	643,686

	Total Investments in Securities
	(Cost $40,005,814)*	99.7%	$25,235,351
	Other Assets and Liabilities - Net	0.3	85,249

	Net Assets	100.0%	$25,320,600

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
I	Illiquid Security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $40,463,206.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$103,975
Gross Unrealized Depreciation	(15,331,830)

Net Unrealized Depreciation	$(15,227,855)

Percentage of
Industry	Net Assets

Apparel	3.3%
Banks	5.7
Building Materials	0.6
Chemicals	1.4
Coal	1.8
Commercial Services	1.7
Diversified Financial Services	3.6
Electric	2.5
Electrical Components & Equipment	0.6
Electronics	6.8
Equity Fund	0.6
Holding Companies — Diversified	3.7
Insurance	7.2
Mining	1.1
Oil & Gas	7.8
Real Estate	16.7
Retail	0.9
Semiconductors	7.1
Shopping Centers	2.6
Software	0.4
Telecommunications	19.1
Transportation	4.5
Other Assets and Liabilities — Net	0.3

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 94.0%

		Australia: 4.8%
21,438		Alumina Ltd.	$30,509
7,106		Australia & New Zealand Banking Group Ltd.	83,300
12,573		Babcock & Brown Ltd.	10,987
21,860		Bendigo Bank Ltd.	192,843
40,902		BHP Billiton Ltd.	785,777
122,971		BlueScope Steel Ltd.	361,679
10,814		Brambles Ltd.	57,682
39,111		Caltex Australia Ltd.	246,332
28,556		Coca-Cola Amatil Ltd.	154,146
2,167		Commonwealth Bank of Australia	59,237
14,682		Computershare Ltd.	83,005
11,671		CSL Ltd.	283,836
166,382		Harvey Norman Holdings Ltd.	287,189
18,754		Lion Nathan Ltd.	110,827
300,614		Macquarie Airports Management Ltd.	427,526
21,971		Macquarie Group Ltd.	435,884
46,817		National Australia Bank Ltd.	759,657
80,250		Qantas Airways Ltd.	130,347
151,436		Telstra Corp., Ltd.	416,843
6,367		Woodside Petroleum Ltd.	179,900
3,550		Woolworths Ltd.	66,178

			5,163,684

		Austria: 0.9%
1,281		Erste Bank der Oesterreichischen Sparkassen AG	34,151
12,778	@	Immoeast Immobilien Anlagen AG	15,406
83,100	@	Immofinanz Immobilien Anlagen AG	92,690
15,993		OMV AG	511,935
3,848		Telekom Austria AG	47,281
9,116		Voestalpine AG	222,471

			923,934

		Belgium: 0.6%
3,125		Dexia	16,621
5,625		Fortis	6,517
4,142	@	Fortis — STRIP VVPR	53
1,066		Groupe Bruxelles Lambert SA	78,311
13,051		InBev NV	526,388

			627,890

		Bermuda: 0.0%
3,400		SeaDrill Ltd. ADR	32,735

			32,735

		Denmark: 0.5%
3,100		Danske Bank A/S	45,890
1,375		Novo-Nordisk A/S	73,704
9,093	@	Vestas Wind Systems A/S	372,450

			492,044

		Finland: 1.5%
15,667		Elisa OYJ	235,671
493		Kesko OYJ	11,540
84,412		Nokia OYJ	1,293,040
3,622		Sampo OYJ	72,584
3,631		YIT OYJ	22,611

			1,635,446

		France: 7.0%
2,285		AXA SA	43,653
5,084		BNP Paribas	367,072
332		Bouygues SA	14,137
16,362		Carrefour SA	691,212
195		Christian Dior SA	11,814
2,168	@	Compagnie Generale de Geophysique SA	35,055
8,617		Compagnie Generale des Etablissements Michelin	443,526
4,089		Credit Agricole SA	59,156
271		Eiffage SA	10,411
31,724		France Telecom SA	799,940
2,142		Gaz de France	95,348
3,294		Lafarge SA	217,758
7,650		Natixis	16,941
21,134		Peugeot SA	563,958
852		PPR	54,298
1,371		Renault SA	42,018
8,755		Sanofi-Aventis	554,692
11,223		Schneider Electric SA	672,680
566	@	Suez Environnement SA	10,821
1,030		Technip SA	30,844
37,851		Total SA	2,082,315
1,458		Vinci SA	52,470
27,613		Vivendi	721,780

			7,591,899

		Germany: 8.5%
1,607		Allianz AG	120,926
18,975		BASF AG	637,007
9,440		Bayer AG	528,011
1,762		Bayerische Motoren Werke AG	44,737
901		Continental AG	38,809
15,100		Deutsche Bank AG	573,861
7,998		Deutsche Boerse AG	628,618
28,337		Deutsche Lufthansa AG	394,265
34,584		Deutsche Post AG	378,762
24,183		Deutsche Telekom AG	359,080
31,359		E.ON AG	1,200,136
3,743		Fresenius Medical Care AG & Co. KGaA	167,424
6,134		Muenchener Rueckversicherungs AG	812,566
12,380		RWE AG	1,029,493
11,530		SAP AG	406,970
9,863		Siemens AG	592,484
18,141		ThyssenKrupp AG	339,939
4,220		TUI AG	50,807
1,622		Volkswagen AG	981,756

			9,285,651

		Greece: 0.8%
7,656		Alpha Bank AE	111,777
3,970		Coca-Cola Hellenic Bottling Co. SA	55,404
20,218		Hellenic Telecommunications Organization SA	285,357
14,971		National Bank of Greece SA	328,887
2,951		OPAP SA	64,434
3,116		Piraeus Bank SA	39,528

			885,387

		Hong Kong: 1.7%
7,000		Cheung Kong Holdings Ltd.	67,211
25,000		Hang Lung Properties Ltd.	61,087
40,649		Hang Seng Bank Ltd.	507,197
202,000		Hong Kong & China Gas	355,880
18,500		HongKong Electric Holdings	99,713
21,000		Hopewell Holdings	65,291
9,000		Hutchison Whampoa Ltd.	48,635
90,400		Lee & Man Paper Manufacturing Ltd.	29,553
479,556		New World Development Ltd.	399,199
25,500		Orient Overseas International Ltd.	45,537
132,000	X	PCCW Ltd.	49,393
10,000		Shangri-La Asia Ltd.	14,158
11,000		Swire Pacific Ltd.	77,470

			1,820,324

		Ireland: 0.3%
56,337		Allied Irish Banks PLC	304,797

			304,797

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of October 31, 2008 (continued)

Shares			Value

		Italy: 4.8%
14,192		Banche Popolari Unite Scpa	$239,421
27,108		Banco Popolare Scarl	338,171
133,063		Enel S.p.A.	890,226
26,816		ENI S.p.A.	640,049
68,364		Fiat S.p.A	542,461
3,229		Finmeccanica S.p.A.	40,047
2,794		Fondiaria-Sai S.p.A.	52,490
200,454		Intesa Sanpaolo S.p.A.	733,640
1,117		Italcementi S.p.A.	13,019
1,514		Italcementi S.p.A. RNC	10,535
19,849		Lottomatica S.p.A.	463,434
2,141		Mediaset S.p.A.	11,632
307,995		Parmalat S.p.A	540,771
131,444		Pirelli & C S.p.A.	46,344
9,301		Telecom Italia S.p.A.	10,685
272,966		UniCredito Italiano S.p.A.	668,227
6,537		Unipol S.p.A.	11,598

			5,252,750

		Japan: 22.8%
11,160		Acom Co., Ltd.	426,301
3,000		Amada Co., Ltd.	13,777
8,600		Asahi Breweries Ltd.	141,953
14,700		Astellas Pharma, Inc.	592,098
1,500		Casio Computer Co., Ltd.	9,635
68		Central Japan Railway Co.	558,591
12,000		Chiba Bank Ltd.	59,312
38,100		Credit Saison Co., Ltd.	404,336
8,000		Dai Nippon Printing Co., Ltd.	94,521
13,000		Daihatsu Motor Co., Ltd.	96,251
19,500		Daiichi Sankyo Co., Ltd.	399,846
21,800		Hitachi High-Technologies Corp.	353,579
138,000		Hitachi Ltd.	647,917
125,000		Hokugin Financial Group, Inc.	247,352
32		Inpex Holdings, Inc.	185,773
82,000		Isuzu Motors Ltd.	144,069
2,900		Ito En Ltd.	46,189
61,000		Itochu Corp.	322,370
2,500		Itochu Techno-Solutions Corp.	58,579
8,000		Iyo Bank Ltd.	86,304
4,900		JSR Corp.	55,271
25,000		Kao Corp.	731,040
138		KDDI Corp.	826,832
400		Keyence Corp.	76,652
6,000		Kirin Brewery Co., Ltd.	66,361
7,600		Konami Corp.	137,491
61,500		Konica Minolta Holdings, Inc.	403,889
3,200		Kyushu Electric Power Co., Inc.	73,360
7,700		Makita Corp.	139,619
19,000		Matsushita Electric Industrial Co., Ltd.	305,971
15,900		Millea Holdings, Inc.	490,450
9,000		Mitsubishi Electric Corp.	55,794
196,000		Mitsubishi UFJ Financial Group, Inc.	1,231,698
74,000		Mitsui & Co., Ltd.	717,024
32,000		Mitsui OSK Lines Ltd.	167,101
20		Mizuho Financial Group, Inc.	48,836
58,000		NGK Insulators Ltd.	602,426
11,000		NHK Spring Co., Ltd.	44,332
200		Nintendo Co., Ltd.	64,262
8,000		Nippon Electric Glass Co., Ltd.	48,120
14,000		Nippon Oil Corp.	57,467
199,000		Nippon Steel Corp.	669,817
21		Nippon Telegraph & Telephone Corp.	85,695
92,000		Nippon Yusen KK	444,883
234,000		Nishi-Nippon City Bank Ltd.	509,779
600		Nitto Denko Corp.	13,288
5,800		NOK Corp.	55,222
37		NTT DoCoMo, Inc.	58,680
94,000		Okuma Corp.	413,301
201,000		Osaka Gas Co., Ltd.	710,986
10,700		Otsuka Corp.	538,192
22,200		Promise Co., Ltd.	398,472
473		Resona Holdings, Inc.	496,002
33,000		Ricoh Co., Ltd.	355,147
500		Sankyo Co., Ltd.	22,247
40,000	@	Sanyo Electric Co., Ltd.	60,716
2,800		Secom Co., Ltd.	106,799
20,900		Seven & I Holdings Co., Ltd.	586,830
15,700		Shimano, Inc.	449,106
18,300		Shin-Etsu Chemical Co., Ltd.	972,745
800		SMC Corp.	75,522
35,100		Sony Corp.	831,882
53,900		Stanley Electric Co., Ltd.	677,655
62,200		Sumitomo Electric Industries Ltd.	503,605
38,000		Sumitomo Metal Mining Co., Ltd.	284,975
8		Sumitomo Mitsui Financial Group, Inc.	32,071
47,000		Suruga Bank Ltd.	442,434
2,400		Suzuken Co., Ltd.	51,280
4,400		Suzuki Motor Corp.	64,567
12,900		Takeda Pharmaceutical Co., Ltd.	640,939
22,000		Toho Gas Co., Ltd.	126,985
58,200		Tokai Rika Co., Ltd.	588,740
161,000		Tokyo Gas Co., Ltd.	692,293
51,700		Toyota Boshoku Corp.	461,158
20,200		Toyota Motor Corp.	788,829
18		West Japan Railway Co.	79,211
5,000		Yamato Holdings Co., Ltd.	55,237
2,300		Yamato Kogyo Co., Ltd.	54,358
41,000		Yaskawa Electric Corp.	179,924

			24,812,321

		Luxembourg: 0.6%
27,016		Arcelor Mittal	661,119

			661,119

		Mauritius: 0.3%
2,242,000		Golden Agri-Resources Ltd.	299,191

			299,191

		Netherlands: 5.2%
63,019		Aegon NV	261,855
17,849		ASML Holding NV	312,471
19,273		Heineken NV	650,141
37,647		Koninklijke Philips Electronics NV	695,710
43,815		Reed Elsevier NV	585,634
525	@	Royal Dutch Shell PLC	14,551
46,344		Royal Dutch Shell PLC — Class A	1,273,289
55,679		Royal Dutch Shell PLC — Class B	1,509,555
4,960		Royal KPN NV	69,853
3,303	@	TomTom	25,179
11,264		Unilever NV	271,457

			5,669,695

		New Zealand: 0.2%
67,205		Fletcher Building Ltd.	228,198

			228,198

		Norway: 0.0%
7,200		DnB NOR ASA	41,726
600		Statoil ASA	12,068

			53,794

		Portugal: 0.1%
18,191		Energias de Portugal SA	61,960
7,663		Portugal Telecom SGPS SA	50,400

			112,360

		Singapore: 1.5%
275,000		CapitaLand Ltd.	551,146
19,000		City Developments Ltd.	84,019
15,000		Jardine Cycle & Carriage Ltd.	96,216
312,000		Keppel Land Ltd.	401,077
7,000		Singapore Airlines Ltd.	53,631

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of October 31, 2008 (continued)

Shares			Value

		Singapore (continued)
306,000		United Overseas Land Ltd.	$400,562
7,000		Wilmar International Ltd.	12,106

			1,598,757

		Spain: 4.5%
14,981		ACS Actividades de Construccion y Servicios SA	556,226
76,509		Banco Bilbao Vizcaya Argentaria SA	887,988
7,601		Banco Popular Espanol SA	69,174
113,249		Banco Santander Central Hispano SA	1,224,807
1,819		Gas Natural SDG SA	55,985
66,004		Iberdrola SA	477,694
1,553		Inditex SA	52,495
1,158		Promotora de Informaciones SA (PRISA)	4,536
2,271		Repsol YPF SA	43,185
82,706		Telefonica SA	1,531,298

			4,903,388

		Sweden: 0.0%
3,300		Electrolux AB	30,380
1,200		Sandvik AB	7,788
1,109		Tele2 AB — B Shares	9,463

			47,631

		Switzerland: 9.8%
61,918	@	ABB Ltd.	812,433
199		Baloise Holding AG	10,639
24,549		Credit Suisse Group	917,982
11,806		Holcim Ltd.	670,572
46,130		Nestle SA	1,793,857
42,542		Novartis AG	2,159,347
813		Pargesa Holding SA	62,278
13,129		Roche Holding AG	2,007,777
63		SGS SA	62,026
4,027	@	Swiss Life Holding	362,857
14,525		Swiss Reinsurance	605,746
310		Syngenta AG	57,949
2,058		Synthes, Inc.	265,569
6,119	@	UBS AG — Reg	103,823
21,915		Xstrata PLC	374,841
2,048		Zurich Financial Services AG	415,493

			10,683,189

		United Kingdom: 17.6%
4,711		3i Group PLC	41,092
5,623		Anglo American PLC	141,088
32,849		AstraZeneca PLC	1,392,090
26,671		Aviva PLC	159,093
133,220		BAE Systems PLC	748,824
127,452		Barclays PLC	365,351
31,038		BG Group PLC	456,381
56,462		BHP Billiton PLC	958,755
230,564		BP PLC	1,879,437
2,512		British American Tobacco PLC	68,902
13,662		British Energy Group PLC	163,410
100,945		BT Group PLC	189,680
253,740		Cable & Wireless PLC	502,909
13,156		Capita Group PLC	135,941
456		Carnival PLC	10,028
34,749		Carphone Warehouse Group	75,437
157,602		Centrica PLC	774,427
27,282		Compass Group PLC	126,864
74,420		Daily Mail & General Trust	350,440
67,693		Diageo PLC	1,033,029
10,158		Experian Group Ltd.	56,021
45,769		GlaxoSmithKline PLC	879,860
160,149		HBOS PLC	262,232
128,893		HSBC Holdings PLC	1,526,635
8,883		Imperial Tobacco Group PLC	238,078
70,152		International Power PLC	250,969
24,631		Investec PLC	93,539
122,706		J Sainsbury PLC	560,542
19,088		Ladbrokes PLC	48,644
362,186		Legal & General Group PLC	416,547
19,909		Marks & Spencer Group PLC	70,581
13,428		Mondi PLC	48,735
6,569		National Grid PLC	74,000
429,033		Old Mutual PLC	347,418
51,269		Persimmon PLC	248,205
14,349		Punch Taverns PLC	36,101
1,716		Reckitt Benckiser PLC	72,586
7,553		Reed Elsevier PLC	66,272
8,190		Rio Tinto PLC	382,572
516,981		Royal Bank of Scotland Group PLC	569,463
29,900		Sage Group PLC	83,706
13,198		Shire Ltd.	172,941
24,621		Standard Chartered PLC	406,912
25,325		Standard Life PLC	98,034
12,794		Tate & Lyle PLC	76,060
94,203		Tesco PLC	516,148
24,342		Thomas Cook Group PLC	66,036
5,882		Unilever PLC	132,144
436,725		Vodafone Group PLC	840,134
160,099		WM Morrison Supermarkets PLC	681,691
24,272		Wolseley PLC	132,832
9,372		WPP Group PLC	56,061

			19,084,877

		Total Common Stock (Cost $160,245,585 )	102,171,061

REAL ESTATE INVESTMENT TRUSTS: 0.6%

		France: 0.5%
3,764		Unibail	564,543

			564,543

		Singapore: 0.1%
103,000	@	CapitaCommercial Trust	70,759

			70,759

		Total Real Estate Investment Trusts (Cost $805,457 )	635,302

PREFERRED STOCK: 0.1%

		Germany: 0.1%
452		Bayerische Motoren Werke AG	9,013
4,185		Henkel KGaA — Vorzug	119,656
149		Porsche AG	13,139
1,084		ProSieben SAT.1 Media AG	3,345

		Total Preferred Stock (Cost $226,859 )	145,153

RIGHTS: 0.0%

		Belgium: 0.0%
5,625		Fortis	—

		Total Rights (Cost $-)	—

	Total Investments in Securities
	(Cost $161,277,901)*	94.7%	$102,951,516
	Other Assets and Liabilities - Net	5.3	5,753,298

	Net Assets	100.0%	$108,704,814

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of October 31, 2008 (continued)

@	Non-income producing security
ADR	American Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $169,616,440.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$624,452
Gross Unrealized Depreciation	(67,289,376)

Net Unrealized Depreciation	$(66,664,924)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.7%
Agriculture	0.6
Airlines	0.5
Apparel	0.0
Auto Manufacturers	3.0
Auto Parts & Equipment	2.6
Banks	13.8
Beverages	2.6
Biotechnology	0.3
Building Materials	1.0
Chemicals	2.1
Commercial Services	0.5
Computers	0.6
Cosmetics/Personal Care	0.7
Distribution/Wholesale	1.5
Diversified	0.6
Diversified Financial Services	2.2
Electric	4.0
Electrical Components & Equipment	1.7
Electronics	1.5
Engineering & Construction	1.7
Entertainment	0.5
Food	4.9
Food Service	0.1
Forest Products & Paper	0.1
Gas	2.6
Hand/Machine Tools	0.2
Healthcare — Products	0.2
Healthcare — Services	0.2
Holding Companies — Diversified	0.2
Home Builders	0.2
Home Furnishings	1.1
Household Products/Wares	0.2
Insurance	3.9
Investment Companies	0.1
Iron/Steel	2.1
Leisure Time	0.5
Lodging	0.1
Machinery — Diversified	0.4
Media	1.7
Mining	2.7
Miscellaneous Manufacturing	0.9
Office/Business Equipment	0.3
Oil & Gas	8.4
Oil & Gas Services	0.1
Pharmaceuticals	8.2
Real Estate	1.9
Retail	1.1
Semiconductors	0.3
Software	0.6
Telecommunications	7.0
Toys/Games/Hobbies	0.1
Transportation	1.6
Venture Capital	0.0
Water	0.0
Other Assets and Liabilities — Net	5.3

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 99.6%

		Australia: 3.9%
42,188		BHP Billiton Ltd.	$810,483
12,598		Rio Tinto Ltd.	651,730
17,922		Woodside Petroleum Ltd.	506,388

			1,968,601

		Austria: 1.1%
20,530		Erste Bank der Oesterreichischen Sparkassen AG	547,330

			547,330

		Brazil: 4.4%
51,731		Banco Itau Holding Financeira SA ADR	572,145
58,217		Cia Vale do Rio Doce ADR	763,807
32,343		Petroleo Brasileiro SA ADR	869,703

			2,205,655

		Canada: 7.6%
57,538		Cameco Corp.	933,266
50,199		Manulife Financial Corp.	1,008,498
41,735		Rogers Communications, Inc.	1,211,570
26,606		Suncor Energy, Inc.	636,416

			3,789,750

		China: 5.2%
757,000		China Communications Construction Co., Ltd.	536,202
340,000		China Merchants Bank Co., Ltd.	520,896
54,452	@	Focus Media Holding Ltd. ADR	1,008,996
1,536,000	@	Foxconn International Holdings Ltd.	565,183

			2,631,277

		Denmark: 1.6%
19,118	@	Vestas Wind Systems A/S	783,074

			783,074

		France: 6.6%
13,919		Electricite de France	836,303
13,630		Groupe Danone	758,931
14,951		Iliad SA	1,182,431
8,063		LVMH Moet Hennessy Louis Vuitton SA	536,544

			3,314,209

		Germany: 7.0%
13,729		Adidas AG	470,140
11,739		Deutsche Boerse AG	922,649
24,361		E.ON AG	932,316
17,957		SAP AG ADR	634,421
5,119		Wacker Chemie AG	557,006

			3,516,532

		Hong Kong: 4.3%
1,786,000		Agile Property Holdings Ltd.	593,453
181,400		Esprit Holdings Ltd.	1,030,733
262,000		Li & Fung Ltd.	525,838

			2,150,024

		India: 2.6%
9,153		HDFC Bank Ltd. ADR	600,437
23,739		Infosys Technologies Ltd. ADR	696,027

			1,296,464

		Israel: 1.8%
21,255		Teva Pharmaceutical Industries Ltd. ADR	911,414

			911,414

		Italy: 1.5%
39,418		Saipem S.p.A.	740,902

			740,902

		Japan: 11.8%
27,100		Denso Corp.	528,195
12,800		Fanuc Ltd.	852,847
63,000		NGK Insulators Ltd.	654,360
3,200		Nintendo Co., Ltd.	1,028,187
8,230		ORIX Corp.	845,576
18,100		Shin-Etsu Chemical Co., Ltd.	962,114
14,300		Toyota Motor Corp.	558,428
9,350		Yamada Denki Co., Ltd.	508,922

			5,938,629

		Luxembourg: 1.3%
16,241	@	Millicom International Cellular SA	649,640

			649,640

		Mexico: 1.2%
21,882		Wal-Mart de Mexico SA de CV ADR	582,061

			582,061

		Netherlands: 1.1%
30,977		Koninklijke Philips Electronics NV- NY Shares	573,075

			573,075

		Norway: 1.1%
59,810	@	Renewable Energy Corp. A/S	564,298

			564,298

		Russia: 1.7%
42,446	@	OAO Gazprom ADR	845,231

			845,231

		Singapore: 1.2%
186,000		Keppel Corp., Ltd.	579,891

			579,891

		South Africa: 1.4%
64,389		MTN Group Ltd.	723,031

			723,031

		South Korea: 1.4%
3,382	#	Samsung Electronics GDR	700,790

			700,790

		Spain: 5.2%
66,792		Banco Bilbao Vizcaya Argentaria SA	775,210
78,135		Banco Santander Central Hispano SA	845,043
52,236		Telefonica SA	967,147

			2,587,400

		Switzerland: 10.4%
44,369	@	ABB Ltd.	582,170
24,935		Credit Suisse Group	932,416
21,336		Nestle SA	829,693
31,679		Nobel Biocare Holding AG	544,204
20,330		Novartis AG	1,031,910
8,462		Roche Holding AG	1,294,067

			5,214,460

		United Kingdom: 14.2%
416,961		ARM Holdings PLC	650,095
71,815	@	Autonomy Corp. PLC	1,138,673
40,448		BG Group PLC	594,745
81,617		British Sky Broadcasting PLC	496,669
119,172		ICAP PLC	593,824
146,154		Prudential PLC	734,180
88,602		Smith & Nephew PLC	811,269

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of October 31, 2008 (continued)

Shares			Value

	United Kingdom (continued)
38,990	Standard Chartered PLC		$644,388
139,865	Tesco PLC		766,335
52,019	Vedanta Resources PLC		720,406

			7,150,584

	Total Investments in Securities
	(Cost $84,454,490)*	99.6%	$49,964,322
	Other Assets and Liabilities - Net	0.4	197,394

	Net Assets	100.0%	$50,161,716

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $88,035,858.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$157,733
Gross Unrealized Depreciation	(38,229,269)

Net Unrealized Depreciation	$(38,071,536)

Percentage of
Industry	Net Assets

Advertising	2.0%
Apparel	3.0
Auto Manufacturers	1.1
Auto Parts & Equipment	1.1
Banks	10.8
Chemicals	3.0
Distribution/Wholesale	1.0
Diversified Financial Services	4.7
Electric	3.5
Electrical Components & Equipment	1.6
Electronics	2.4
Energy — Alternate Sources	1.1
Engineering & Construction	2.2
Food	4.7
Healthcare — Products	2.7
Holding Companies — Diversified	2.2
Insurance	3.5
Internet	2.4
Machinery — Diversified	1.7
Media	1.0
Mining	7.7
Oil & Gas	6.9
Oil & Gas Services	1.5
Pharmaceuticals	6.5
Real Estate	1.2
Retail	2.2
Semiconductors	2.7
Software	4.9
Telecommunications	8.2
Toys/Games/Hobbies	2.1
Other Assets and Liabilities — Net	0.4

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Equity Dividend Fund
as of October 31, 2008

Shares		Value

COMMON STOCK: 96.8%

	Australia: 8.6%
40,159	Australia & New Zealand Banking Group Ltd.	$470,764
71,286	Crown Ltd.	319,035
135,723	Foster’s Group Ltd.	518,841
163,037	Insurance Australia Group	412,993
192,238	Macquarie Airports Management Ltd.	273,396
64,079	Suncorp-Metway Ltd.	344,949
65,147	TABCORP Holdings Ltd.	298,674
32,792	Wesfarmers Ltd.	471,272

		3,109,924

	Belgium: 3.1%
11,060	Belgacom SA	378,414
5,680	Delhaize Group	319,435
12,925	Elia System Operator SA	404,169

		1,102,018

	Bermuda: 0.9%
79,008	Hiscox Ltd.	313,069

		313,069

	Brazil: 0.6%
14,463	Tele Norte Leste Participacoes SA ADR	196,408

		196,408

	Canada: 6.3%
22,738	Bell Aliant Regional Communications Income Fund	452,949
26,599	Enerplus Resources Fund	710,459
56,447	Precision Drilling Trust	608,820
16,581	TransCanada Corp.	501,021

		2,273,249

	Finland: 2.3%
21,332	Nokia OYJ	326,768
35,973	UPM-Kymmene OYJ	508,670

		835,438

	France: 12.5%
8,896	Accor SA	346,102
8,613	BNP Paribas	621,870
13,060	Bouygues SA	556,099
13,540	France Telecom SA	341,419
10,899	Sanofi-Aventis	690,530
14,220	Total SA	782,292
14,276	Vinci SA	513,756
24,349	Vivendi	636,462

		4,488,530

	Germany: 3.8%
6,731	Bayerische Motoren Werke AG	170,901
17,636	E.ON AG	674,945
4,012	Muenchener Rueckversicherungs AG	531,466

		1,377,312

	Hong Kong: 0.5%
27,500	CLP Holdings Ltd.	185,459

		185,459

	Hungary: 0.7%
14,885	Magyar Telekom Telecommunications PLC ADR	236,672

		236,672

	Ireland: 1.1%
59,608	Allied Irish Banks PLC	322,494
27,337	Irish Life & Permanent PLC	85,139

		407,633

	Israel: 0.8%
127,069	Bank Hapoalim BM	287,737

		287,737

	Italy: 9.9%
21,948	Banche Popolari Unite Scpa	370,266
93,021	Enel S.p.A.	622,335
32,571	ENI S.p.A.	777,410
134,564	Intesa Sanpaolo S.p.A.	492,490
32,363	Italcementi S.p.A. RNC	225,198
69,556	Mediaset S.p.A.	377,897
113,277	Milano Assicurazioni S.p.A.	370,323
403,385	Telecom Italia S.p.A. RNC	339,459

		3,575,378

	Japan: 0.5%
500	Nintendo Co., Ltd.	160,654

		160,654

	Netherlands: 5.1%
7,233	Akzo Nobel NV	300,647
13,176	Randstad Holdings NV	256,112
28,419	Royal Dutch Shell PLC	787,686
21,012	Unilever NV	506,379

		1,850,824

	New Zealand: 0.8%
219,570	Telecom Corp. of New Zealand Ltd.	297,631

		297,631

	Norway: 1.1%
65,562	DnB NOR ASA	379,954

		379,954

	Poland: 0.8%
38,052	Telekomunikacja Polska SA	287,527

		287,527

	Singapore: 0.7%
32,000	DBS Group Holdings Ltd.	244,272

		244,272

	South Korea: 1.7%
19,179	KT Corp. ADR	240,696
7,524	S-Oil Corp.	381,211

		621,907

	Spain: 5.9%
51,293	Banco Bilbao Vizcaya Argentaria SA	595,323
55,414	Banco Santander Central Hispano SA	599,312
76,580	Iberdrola SA	554,236
21,228	Telefonica SA	393,035

		2,141,906

	Sweden: 2.0%
55,817	Svenska Cellulosa AB — B Shares	412,175
39,218	Swedbank AB	324,094

		736,269

	Switzerland: 3.3%
10,566	Novartis AG	536,309
23,158	STMicroelectronics NV	190,366
2,265	Zurich Financial Services AG	459,518

		1,186,193

	Taiwan: 1.1%
47,693	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	393,944

		393,944

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Equity Dividend Fund
as of October 31, 2008 (continued)

Shares			Value

	Thailand: 0.7%
85,800	Siam Cement PCL		$259,514

			259,514

	United Kingdom: 22.0%
16,178	AstraZeneca PLC		685,599
67,395	Aviva PLC		402,011
111,162	BBA Aviation PLC		142,640
95,956	BP PLC		782,183
14,132	British American Tobacco PLC		387,631
162,451	BT Group PLC		305,253
11,066	Carnival PLC		243,358
382,532	Cattles PLC		204,019
17,075	Diageo PLC		260,573
33,133	GlaxoSmithKline PLC		636,947
40,065	Greene King PLC		206,901
55,989	HSBC Holdings PLC		663,145
74,471	Marks & Spencer Group PLC		264,012
63,360	Rexam PLC		381,795
34,193	Scottish & Southern Energy PLC		670,241
64,654	Tate & Lyle PLC		384,367
66,622	United Utilities Group PLC		752,295
291,612	Vodafone Group PLC		560,978

			7,933,948

	Total Common Stock (Cost $55,299,756 )		34,883,370

REAL ESTATE INVESTMENT TRUSTS: 1.2%

	Australia: 0.5%
15,845	Westfield Group		175,004

			175,004

	Netherlands: 0.7%
4,578	Corio NV		244,647

			244,647

	Total Real Estate Investment Trusts (Cost $652,790 )		419,651

	Total Investments in Securities
	(Cost $55,952,546)*	98.0%	$35,303,021
	Other Assets and Liabilities - Net	2.0	736,280

	Net Assets	100.0%	$36,039,301

@	Non-income producing security
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $56,539,947.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$22,934
Gross Unrealized Depreciation	(21,259,860)

Net Unrealized Depreciation	$(21,236,926)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.4%
Agriculture	1.1
Auto Manufacturers	0.5
Banks	15.9
Beverages	2.2
Building Materials	1.3
Chemicals	0.8
Commercial Services	0.7
Diversified	0.7
Diversified Financial Services	0.8
Electric	8.6
Engineering & Construction	3.7
Entertainment	0.8
Food	3.4
Forest Products & Paper	2.6
Insurance	6.9
Leisure Time	0.7
Lodging	1.8
Media	2.8
Miscellaneous Manufacturing	1.3
Oil & Gas	13.4
Packaging & Containers	1.1
Pharmaceuticals	7.1
Pipelines	1.4
Retail	1.3
Semiconductors	1.6
Shopping Centers	0.5
Telecommunications	12.1
Toys/Games/Hobbies	0.4
Water	2.1
Other Assets and Liabilities — Net	2.0

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 97.8%

		Belgium: 3.6%
56,675	L	InBev NV	$2,285,882

			2,285,882

		Brazil: 3.0%
166,600	@	Cosan SA Industria e Comercio	821,273
40,300		Petroleo Brasileiro SA ADR	1,083,667

			1,904,940

		Canada: 8.2%
89,500		Barrick Gold Corp.	2,033,440
32,400		EnCana Corp.	1,645,940
29,600	@,L	Research In Motion Ltd.	1,492,728

			5,172,108

		China: 1.5%
97,649	L	Aluminum Corp. of China Ltd. ADR	915,948

			915,948

		Finland: 5.1%
150,350		Nokia OYJ	2,303,092
68,902		Outotec OYJ	920,852

			3,223,944

		France: 1.7%
49,976	@	Eutelsat Communications	1,072,649

			1,072,649

		Germany: 6.2%
46,442		Bayer AG	2,597,659
90,965		GEA Group AG	1,310,887

			3,908,546

		Greece: 1.8%
52,860		National Bank of Greece SA	1,161,244

			1,161,244

		Hong Kong: 5.8%
1,096,000		Li & Fung Ltd.	2,199,689
1,731,000		New World Development Ltd.	1,440,943

			3,640,632

		Italy: 2.3%
121,242		Prysmian S.p.A.	1,470,795

			1,470,795

		Japan: 10.9%
582		Japan Tobacco, Inc.	2,064,747
382,200		Mitsubishi UFJ Financial Group, Inc.	2,401,811
237,700		Namco Bandai Holdings, Inc.	2,444,364

			6,910,922

		Russia: 4.4%
60,064	@,L	OAO Gazprom ADR	1,196,059
15,308	@,X	Unified Energy System ADR	1,561,416

			2,757,475

		South Korea: 1.9%
44,498		Hyundai Development Co.	1,204,140

			1,204,140

		Switzerland: 8.0%
33,898		Credit Suisse Group	1,267,577
66,469	@,L	Logitech International	983,077

96,040		Xstrata PLC	1,642,697
5,814		Zurich Financial Services AG	1,179,531

			5,072,882

		Taiwan: 6.1%
607,522		HON HAI Precision Industry Co., Ltd.	1,466,373
1,178,600		Synnex Technology International Corp.	1,529,861
707,000		Taiwan Fertilizer Co., Ltd.	872,429

			3,868,663

		United Kingdom: 27.3%
106,626		Anglo American PLC	2,675,378
1,631,060		ARM Holdings PLC	2,543,027
392,029		Compass Group PLC	1,822,967
344,204		Game Group PLC	722,023
86,743		Imperial Tobacco Group PLC	2,324,842
225,469		Inmarsat PLC	1,537,246
265,543		International Power PLC	949,980
50,176		Reckitt Benckiser PLC	2,122,433
459,527		Tesco PLC	2,517,797

			17,215,693

		Total Common Stock (Cost $112,232,194)	61,786,463

PREFERRED STOCK: 0.5%

		Russia: 0.5%
609,051		TNK-BP Holding	298,435

		Total Preferred Stock (Cost $1,769,776)	298,435

		Total Long-Term Investments (Cost $114,001,970)	62,084,898

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 9.7%

		Securities Lending Collateralcc: 9.7%
$6,221,322		Bank of New York Mellon Corp. Institutional Cash Reserves	$6,150,930

		Total Short-Term Investments (Cost $6,221,322)	6,150,930

	Total Investments in Securities
	(Cost $120,223,292)*	108.0%	$68,235,828
	Other Assets and Liabilities - Net	(8.0)	(5,048,147)

	Net Assets	100.0%	$63,187,681

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $120,358,239.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(52,122,411)

Net Unrealized Depreciation	$(52,122,411)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Fund
as of October 31, 2008 (continued)

Percentage of
Industry	Net Assets

Agriculture	7.0%
Banks	7.6
Beverages	3.6
Chemicals	5.5
Computers	3.9
Distribution/Wholesale	3.5
Electric	4.0
Electrical Components & Equipment	2.3
Electronics	4.7
Food	5.3
Food Service	2.9
Holding Companies — Diversified	4.5
Home Builders	1.9
Household Products/Wares	3.4
Insurance	1.9
Machinery — Construction & Mining	1.5
Mining	11.5
Oil & Gas	6.7
Real Estate	2.3
Retail	1.1
Semiconductors	4.0
Telecommunications	5.3
Toys/Games/Hobbies	3.9
Short-Term Investments	9.7
Other Assets and Liabilities — Net	(8.0)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 42.1%

		Australia: 0.5%
487,100		Lend Lease Corp., Ltd.	$2,253,932

			2,253,932

		Brazil: 0.6%
671,900	@	BR Malls Participacoes SA	2,481,052

			2,481,052

		Canada: 0.3%
129,250		Brookfield Properties Co. (U.S. Denominated Security)	1,304,133

			1,304,133

		Finland: 0.5%
822,853		Citycon OYJ	1,950,190

			1,950,190

		Germany: 0.6%
102,459		Deutsche Euroshop AG	2,625,601

			2,625,601

		Hong Kong: 17.0%
3,117,300		Cheung Kong Holdings Ltd.	29,930,834
1,951,200		Hang Lung Group Ltd.	6,278,913
2,706,400		Hang Lung Properties Ltd.	6,613,072
1,869,600		Hongkong Land Holdings Ltd.	5,084,392
782,300		Kerry Properties Ltd.	1,965,173
3,953,700		Sino Land Co.	3,476,016
1,712,800		Sun Hung Kai Properties Ltd.	15,006,018
1,547,850		Wharf Holdings Ltd.	3,088,302

			71,442,720

		India: 0.1%
382,800	@	Unitech Ltd. (Global Instrument, Issuer: Macquarie Group Ltd.)	374,672

			374,672

		Japan: 18.0%
115,100		Aeon Mall Co., Ltd.	2,841,345
2,040,800		Mitsubishi Estate Co., Ltd.	36,455,525
1,502,700		Mitsui Fudosan Co., Ltd.	26,212,001
1,975		NTT Urban Development Corp.	2,026,171
504,600		Sumitomo Realty & Development Co., Ltd.	8,221,369

			75,756,411

		Philippines: 0.3%
8,527,200		Ayala Land, Inc.	1,034,534

			1,034,534

		Singapore: 1.2%
2,466,600		CapitaLand Ltd.	4,943,477

			4,943,477

		Sweden: 1.3%
264,047		Castellum AB	1,792,437
589,301		Hufvudstaden AB	3,725,235

			5,517,672

		Switzerland: 1.0%
96,890	@	PSP Swiss Property AG	4,191,968

			4,191,968

		Thailand: 0.1%
1,929,000	I	Central Pattana PCL	519,454

			519,454

		United Kingdom: 0.6%
1,457,200	I	Safestore Holdings Ltd.	2,182,625
90,700	@,I	Yatra Capital Ltd.	464,752

			2,647,377

		Total Common Stock (Cost $270,836,905 )	177,043,193

REAL ESTATE INVESTMENT TRUSTS: 54.5%
		Australia: 14.8%
4,759,300		CFS Retail Property Trust	6,401,888
3,293,700		Challenger Diversified Property Group	1,250,452
1,548,100		Charter Hall Group	460,363
1,563,500		Commonwealth Property Office Fund	1,381,595
5,028,600		Dexus Property Group	2,505,969
2,816,100		GPT Group	1,409,291
363,000		Macquarie CountryWide Trust	58,022
1,051,400		Macquarie Goodman Group	663,352
878,000		Mirvac Group	574,722
2,346,800		Stockland	6,310,729
3,727,939		Westfield Group	41,174,066

			62,190,449

		Belgium: 0.6%
18,993		Cofinimmo	2,366,713

			2,366,713

		Canada: 3.6%
102,800	@,#	Calloway Real Estate Investment Trust	1,258,027
127,700		Canadian Real Estate Investment Trust	2,749,369
293,500		Cominar Real Estate Investment Trust	4,794,669
467,600		RioCan Real Estate Investment Trust	6,521,493

			15,323,558

		France: 9.5%
78,530		Klepierre	1,808,846
131,451		Mercialys	4,281,026
18,349		Societe Immobiliere de Location pour l’Industrie et le Commerce	1,635,670
214,302		Unibail	32,142,049

			39,867,591

		Germany: 0.2%
130,700		Alstria Office AG	835,746

			835,746

		Hong Kong: 2.4%
5,685,800		Link Real Estate Investment Trust	10,166,300

			10,166,300

		Japan: 7.8%
281		Japan Logistics Fund, Inc.	1,776,372
1,354		Japan Real Estate Investment Corp.	11,989,805
467		Japan Retail Fund Investment Corp.	1,686,616
968		Kenedix Realty Investment Corp.	1,402,985
118		Nippon Accommodations Fund, Inc.	578,115
1,177		Nippon Building Fund, Inc.	11,309,781
724		Tokyu Real Estate Investment Trust, Inc.	4,171,532

			32,915,206

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of October 31, 2008 (continued)

Shares			Value

		Netherlands: 3.7%
163,580		Corio NV	$8,741,681
75,683		Eurocommercial Properties NV	2,506,222
53,200		Wereldhave NV	4,421,743

			15,669,646

		Singapore: 2.8%
3,089,400	@	Ascendas Real Estate Investment Trust	3,437,813
3,650,300	@	CapitaCommercial Trust	2,507,675
3,451,781	@	CapitaMall Trust	4,577,434
3,667,500	@	Macquarie MEAG Prime Real Estate Investment Trust	1,296,663

			11,819,585

		United Kingdom: 9.1%
560,300		British Land Co. PLC	5,587,077
298,327		Brixton PLC	802,439
121,600		Derwent Valley Holdings PLC	1,424,241
286,100		Great Portland Estates PLC	1,274,030
646,016		Hammerson PLC	7,445,663
826,580		Land Securities Group PLC	14,672,393
343,200		Liberty International PLC	3,818,657
512,800		Segro PLC	2,315,057
154,400		Shaftesbury PLC	830,500

			38,170,057

		Total Real Estate Investment Trusts (Cost $373,807,797 )	229,324,851

MUTUAL FUNDS: 0.1%

		Luxembourg: 0.1%
157,830		Prologis European Properties	523,022

		Total Mutual Funds (Cost $2,113,686 )	523,022

		Total Long-Term Investments (Cost $646,758,388 )	406,891,066

SHORT-TERM INVESTMENTS: 2.8%

		Affiliated Mutual Fund: 2.8%
11,711,220		ING Institutional Prime Money Market Fund	11,711,220

		Total Short-Term Investments (Cost $11,711,220 )	11,711,220

	Total Investments in Securities
	(Cost $658,469,608)*	99.5%	$418,602,286
	Other Assets and Liabilities - Net	0.5	2,219,141

	Net Assets	100.0%	$420,821,427

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
I	Illiquid Security

*	Cost for federal income tax purposes is $695,532,774.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(276,930,488)

Net Unrealized Depreciation	$(276,930,488)

Percentage of
Industry	Net Assets

Apartments	0.1%
Closed-End Funds	0.1
Diversified	28.3
Engineering & Construction	0.1
Holding Companies — Diversified	0.8
Office Property	8.3
Real Estate	40.7
Shopping Centers	17.4
Storage/Warehousing	0.5
Warehouse/Industrial	0.4
Short-Term Investments	2.8
Other Assets and Liabilities — Net	0.5

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 97.2%

		Australia: 4.9%
319,200		Aditya Birla Minerals Ltd.	$58,316
90,080		Ansell Ltd.	757,810
84,614		Ausenco Ltd.	245,572
2,757,924	@	Australian Worldwide Exploration Ltd.	4,606,891
225,105	@	Babcock & Brown Capital Ltd.	293,806
18,268		Bank of Queensland Ltd.	163,518
171,385		Bradken Ltd.	565,229
652,480	@	Carbon Energy Ltd.	125,780
1,638,624		Centennial Coal Co., Ltd.	3,853,340
157,637		Computershare Ltd.	891,202
124,306		Downer EDI Ltd.	403,692
141,393		Flight Centre Ltd.	1,323,523
88,364	@	Iluka Resources Ltd.	213,671
201,300		Incitec Pivot Ltd.	539,690
81,161	L	JB Hi-Fi Ltd.	476,425
53,813	@	Karoon Gas Australia Ltd.	77,192
30,599		MacArthur Coal Ltd.	123,507
183,999		Macmahon Holdings Ltd.	89,305
65,686		Mineral Resources Ltd.	108,755
449,400	@,X	Mount Gibson Iron Ltd.	120,953
673,856	@,I	Octaviar Ltd.	62,693
226,821		PMP Ltd.	145,828
350,154		Publishing & Broadcasting Ltd.	479,155
162,860	@	Riversdale Mining Ltd.	332,519
491,660		Seven Network Ltd.	2,063,296
5,061		Sims Group Ltd.	48,533
23,076		Sonic Healthcare Ltd.	210,884
42,938		Spotless Group Ltd.	72,063
151,200		Straits Resources Ltd.	131,806
430,430		Sunland Group Ltd.	284,584
149,714		Tower Australia Group Ltd.	209,517
54,610		Transpacific Industries Group Ltd.	130,026
35,074		United Group Ltd.	222,564

			19,431,645

		Austria: 0.4%
11,000		Andritz AG	313,260
10,504	@	bwin Interactive Entertainment	189,795
10,000		Kapsch TrafficCom AG	205,250
20,000		Rosenbauer International AG	499,770
12,000		Schoeller-Bleckmann Oilfield Equipment AG	425,952

			1,634,027

		Belgium: 1.4%
52,991	@	AGFA-Gevaert NV	221,788
4,005		Bekaert SA	394,103
4,915		D’ieteren SA	752,941
18,500		EVS Broadcast Equipment SA	1,194,622
9,294		Mobistar SA	616,750
15,000		Oriflame Cosmetics SA	468,622
39,700	@	Telenet Group Holding NV	616,598
29,855		Tessenderlo Chemie NV	1,181,038

			5,446,462

		Bermuda: 0.7%
227,988		Catlin Group Ltd.	1,274,031
166,200		Hiscox Ltd.	658,567
156,142		Lancashire Holdings Ltd.	861,578

			2,794,176

		British Virgin Islands: 0.0%
14,069		Empire Online Ltd.	3,170

			3,170

		Canada: 6.2%
31,598	@	Aastra Technologies Ltd.	271,334
17,856	@	ACE Aviation Holdings, Inc.	81,480
11,600		Aecon Group, Inc.	72,277
40,800		AGF Management Ltd.	449,196
28,400	@	Air Canada	118,756
36,700		Alimentation Couche-Tard, Inc.	494,794
11,100		Atco Ltd.	362,295
11,400	@	Atrium Innovations, Inc.	99,217
177,900		Biovail Corp.	1,529,116
17,800		Cascades, Inc.	72,216
704,728	@	Celestica, Inc.	3,408,749
340,913	@	CGI Group, Inc. — Class A	2,720,968
49,239		Chemtrade Logistics Income Fund	456,726
61,900		Daylight Resources Trust	405,716
66,100		Dorel Industries, Inc.	1,453,289
8,200		Emera, Inc.	146,067
3,100		Empire Co., Ltd.	118,311
69,300		Gerdau AmeriSteel Corp.	370,850
10,376		Home Capital Group, Inc.	240,267
7,300		Industrial Alliance Insurance	151,415
12,700		Jean Coutu Group, Inc.	76,813
21,500		Keyera Facilities Income Fund	325,720
24,884		Laurentian Bank of Canada	843,987
21,000		Manitoba Telecom Services, Inc.	742,048
9,600		Maple Leaf Foods, Inc.	65,869
337,200		Methanex Corp.	3,829,974
12,100		Metro, Inc. — Class A	304,683
18,400		Northbridge Financial Corp.	456,756
44,467		Nova Chemicals Corp.	577,374
27,600		Onex Corp.	477,441
50,600	@	Open Text Corp.	1,282,947
1,300	@	Pan Orient Energy Corp.	5,231
105,960	@	QuADRa Mining Ltd.	439,559
14,900	@	Rona, Inc.	145,254
92,467		Superior Plus Income Fund	919,837
3,100		West Fraser Timber Co., Ltd.	82,329
33,700	@	Westjet Airlines Ltd.	292,180
70,600		Westshore Terminals Income Fund	644,907

			24,535,948

		China: 0.3%
175,000		Beijing Jingkelong Co., Ltd.	40,767
238,000		China Molybdenum Co., Ltd.	74,529
302,000		China National Building Material Co., Ltd.	175,871
6,207		Ctrip.com International Ltd. ADR	189,810
268,000		People’s Food Holdings Ltd.	73,319
122,000		Stella International Holdings Ltd.	102,861
847,000		SunVic Chemical Holdings Ltd.	87,812
742,000		Want Want China Holdings Ltd.	279,370

			1,024,339

		Denmark: 1.1%
6,250	@	Alm. Brand Skadesforsikring A/S	84,711
5,251		Amagerbanken A/S	60,601
2,175		Coloplast A/S	157,699
24,600		East Asiatic Co., Ltd. A/S	838,823
63,400		H Lundbeck A/S	1,132,615
74,360		Sydbank A/S	1,155,728
47,700	@	TK Development	206,236
1,775	@	Topdanmark A/S	191,766
7,100		TrygVesta A/S	426,917

			4,255,096

		Finland: 0.9%
20,000		Elisa OYJ	300,850
100,000		F-Secure OYJ	311,935
83,484		KCI Konecranes OYJ	1,418,686
46,200		OKO Bank	621,601
59,937		Oriola-KD OYJ	116,241
5,791		Orion OYJ	85,099
6,651		Sanoma-WSOY OYJ	101,787
19,308		Sponda OYJ	86,507

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2008 (continued)

Shares			Value

		Finland (continued)
16,921		Tietoenator OYJ	$187,663
7,400		Wartsila OYJ	187,489
14,307		YIT OYJ	89,093

			3,506,951

		France: 5.4%
13,000		Altamir Amboise	52,122
25,592	@	Alten	644,954
51,700	@	Altran Technologies SA	259,816
6,643		Bacou Dalloz	408,607
63,080		Beneteau SA	586,519
23,345		BioMerieux	1,895,467
8,814		Bonduelle S.C.A.	739,408
1,820		Bongrain SA	101,214
12,700		Bourbon SA	358,092
9,610		CNP Assurances	774,354
1,300	@	Easydentic	23,931
157,381	@	Groupe Eurotunnel SA	1,079,464
21,242	@	Homair SA	52,958
45,374		IMS-International Metal Service	802,665
14,800		Ipsen	562,548
12,000		Lagardere SCA	477,121
9,000	@	Meetic	126,905
10,256		Nexans SA	585,002
1,972		Pierre & Vacances	90,310
196,071		Rallye SA	3,971,259
7,200		Rubis	398,782
27,900	@	Saft Groupe SA	815,107
24,900		SEB SA	836,706
4,718		Sopra Group SA	209,366
17,600	@	Store Electronic	268,994
13,000		Sword Group	229,630
13,716		Teleperformance	295,972
384,843	@	Thomson	539,570
40,949	@	UbiSoft Entertainment	2,164,532
55,474		Valeo SA	966,307
3,700		Virbac SA	242,002
24,900		Zodiac SA	973,628

			21,533,312

		Germany: 7.8%
58,681		Aareal Bank AG	473,302
47,813		Adidas AG	1,637,321
5,189		AMB Generali Holding AG	567,481
48,630	@,L	Arques Industries AG	175,914
22,450		Bauer AG	800,409
56,528		Bechtle AG	746,608
13,000		Bilfinger Berger AG	588,120
7,200	@	Centrotherm Photovoltaics AG	212,295
49,823		Demag Cranes AG	966,896
2,359		Fielmann AG	131,454
10,353		Fresenius Medical Care AG & Co. KGaA	463,088
16,600		GEA Group AG	239,221
3,546		Gerry Weber International AG	65,586
4,336		Gesco AG	199,067
240,385		Gildemeister AG	2,344,863
11,000		Grenkeleasing AG	300,837
56,873		Hannover Rueckversicheru — Reg	1,410,796
7,000		Hawesko Holding AG	150,079
30,934		IWKA AG	537,462
6,200		K+S AG	241,102
44,667	@	KarstadtQuelle AG	107,773
155,609		Kloeckner & Co. AG	2,269,309
7,945		Koenig & Bauer AG	85,960
751		KWS Saat AG	92,781
35,450		Leoni AG	449,175
7,390		MAN AG	358,899
167,732		Medion AG	1,573,992
2,750	@	Morphosys AG	168,656
204,919		MTU Aero Engines Holding AG	4,038,139
152,287		Norddeutsche Affinerie AG	4,876,170
1,098	@	Open Business Club AG	35,966
13,750		Phoenix Solar AG	419,423
20,550		Rheinmetall AG	626,283
37,535		Salzgitter AG	2,468,373
29,100		Tognum AG	324,563
5,800		Wacker Chemie AG	631,106

			30,778,469

		Greece: 0.3%
149,223		Anek Lines SA	211,818
16,000	@	Babis Vovos International Technical Co.	299,908
4,900		Fourlis Holdings SA	54,503
7,200		Frigoglass SA	45,103
7,700		Hellenic Exchanges SA Holding Clearing Settlement and Registry	67,285
7,000		Jumbo SA	71,056
68,570		Sidenor Steel Production & Manufacturing Co. SA	303,057
31,664		Veterin SA	45,411

			1,098,141

		Hong Kong: 2.6%
310,000		Agile Property Holdings Ltd.	103,007
246,000		China Everbright Ltd.	230,979
160,000		China Insurance International Holdings Co., Ltd.	373,014
320,000		China Pharmaceutical Group Ltd.	63,045
108,000		Citic Pacific Ltd.	69,677
474,400		Dah Sing Banking Group Ltd.	264,445
490,000		First Pacific Co.	197,959
4,408,000	@	Global Green Tech Group Ltd.	200,002
176,000		Hang Lung Group Ltd.	566,364
71,000		Hysan Development Co., Ltd.	111,332
180,000		Industrial & Commercial Bank of China (Asia) Ltd.	189,675
147,436		Jinhui Shipping & Transportation Ltd.	198,860
750,000		Luk Fook Holdings International Ltd.	179,715
2,002,000		Midland Holdings Ltd.	833,267
7,128,000		Minmetals Resources Ltd.	704,590
105,000		MTR Corp.	232,673
23,700		Nam Tai Electronics, Inc.	180,120
935,870		OM Holdings Ltd.	676,812
5,494,221		Pacific Basin Shipping Ltd.	2,941,866
850,000		Prime Success International Group	171,051
848,000	@	Regal Hotels International Holdings Ltd.	157,563
260,000		Shenyin Wanguo HK Ltd.	82,456
656,000		Shougang Concord Century Holding	22,772
62,385	@	Sino Union Petroleum & Chemical International Ltd.	4,261
6,898,000		Sinolink Worldwide Holdings	396,071
124,000		Techtronic Industries Co.	46,967
42,000		Television Broadcasts Ltd.	116,804
604,000		Texwinca Holdings Ltd.	282,277
168,194		Vtech Holdings Ltd.	626,473

			10,224,097

		India: 0.7%
12,126		Axis Bank Ltd.	140,458
10,698		Bajaj Auto Ltd.	74,395
26,410		Bank of Baroda	129,658
85,241		Canara Bank	286,406
341,170		Chambal Fertilizers & Chemicals Ltd.	319,563
171,923		Chennai Petroleum Corp., Ltd.	428,305
90,344		Great Eastern Shipping Co., Ltd.	410,111
78,162		Indian Bank	207,751

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2008 (continued)

Shares			Value

		India (continued)
46,794		Satyam Computer Services Ltd.	$288,287
12,486		Tata Steel Ltd.	54,424
9,356		Tata Tea Ltd.	98,120
228,314		UCO Bank	131,657
35,927		Union Bank of India	92,523

			2,661,658

		Ireland: 0.5%
12,000		DCC PLC	187,687
2,100		FBD Holdings PLC	30,576
137,552		Glanbia PLC	526,203
37,200		Kerry Group PLC	846,619
55,700		United Drug PLC	216,432

			1,807,517

		Israel: 0.1%
55,000	@	Oridion Systems Ltd.	348,107

			348,107

		Italy: 1.8%
41,100		ACEA S.p.A.	535,914
249,974	@	AS Roma S.p.A.	191,472
84,000		Azimut Holding S.p.A.	482,141
48,655		BasicNet S.p.A.	81,865
100,900		Brembo S.p.A.	748,785
278,000		CIR-Compagnie Industriali Riunite S.p.A.	298,639
12,299		Davide Campari-Milano S.p.A.	85,847
38,500		ERG S.p.A.	514,734
2,941		Fondiaria-Sai S.p.A.	55,252
815	@	GreenergyCapital S.p.A.	516
122,821		Indesit Co. S.p.A.	1,000,665
110,500		Landi Renzo S.p.A.	415,409
226,700		Maire Tecnimont S.p.A.	413,527
117,247		Parmalat S.p.A	205,860
80,714		Premafin Finanziaria S.p.A.	143,615
30,163		Prima Industrie S.p.A.	383,657
82,100		Prysmian S.p.A.	995,961
128,734		Recordati S.p.A.	608,442
9,900		Trevi Finanziaria S.p.A.	115,033

			7,277,334

		Japan: 26.2%
34,000		77 Bank Ltd.	160,189
58,000		Adores, Inc.	107,074
33,700		Aica Kogyo Co., Ltd.	299,163
66,000		Aichi Machine Industry Co., Ltd.	130,656
8,176		Aisan Industry Co., Ltd.	52,218
295,200	@	Allied Telesis Holdings KK	118,760
11,400		Aloka Co., Ltd.	94,103
31,600		Alpen Co., Ltd.	549,506
65,700		Alpine Electronics, Inc.	577,955
56,200		Alps Electric Co., Ltd.	309,168
232,000		Aozora Bank Ltd.	193,723
36,800		Arcs Co., Ltd.	524,211
63		Bals Corp.	77,280
7,000		Bank of Kyoto Ltd.	73,631
58,000		Calsonic Kansei Corp.	100,473
35,400		Canon Sales Co., Inc.	592,212
130,000		Century Leasing System, Inc.	852,252
1,008,000	@	Chori Co., Ltd.	1,036,307
85,000		Chugoku Marine Paints Ltd.	432,686
13,000		Chuo Denki Kogyo Co., Ltd.	93,916
34,100		Circle K Sunkus Co., Ltd.	579,750
213,000		Cosmo Oil Co., Ltd.	453,108
97,900		CSK Corp.	818,256
83,000		Daido Steel Co., Ltd.	263,071
64,000		Daihatsu Diesel Manufacturing Co., Ltd.	308,952
57,000		Daiichi Jitsugyo Co., Ltd.	162,846
13,100		Daiichikosho Co., Ltd.	112,424
52,000		Daishi Bank Ltd.	202,483
12,000		Daito Bank Ltd.	7,944
5,200		Daito Trust Construction Co., Ltd.	219,362
235,000		Daiwa Industries Ltd.	627,918
32,300		DC Co., Ltd.	77,516
67,900		DCM Japan Holdings Co., Ltd.	497,648
63,000		Dowa Holdings Co., Ltd.	189,881
11,200		DTS Corp.	92,757
20,000		Eagle Industry Co., Ltd.	65,657
12,000		Excel Co., Ltd.	82,107
47,400		Exedy Corp.	679,109
51,800		FamilyMart Co., Ltd.	2,052,270
5,400		Fancl Corp.	67,704
15,900		Ferrotec Corp.	175,929
25,000		Fuji Heavy Industries Ltd.	87,942
80,000		Fuji Machine Manufacturing Co., Ltd.	690,812
40,100		Fuji Oil Co., Ltd.	460,335
9,000		Fuji Soft, Inc.	151,069
38,000		Fujikura Kasei Co., Ltd.	201,900
17,300		Fujitsu Frontech Ltd.	124,005
16,000		Furukawa-Sky Aluminum Corp.	31,948
23,400		Futaba Industrial Co., Ltd.	145,725
755		Geo Co., Ltd.	548,942
6,500		Glory Ltd.	93,152
152		Gourmet Navigator, Inc.	300,434
28,000		Gunma Bank Ltd.	142,972
224,000		Hanwa Co., Ltd.	591,332
17,400		HIS Co., Ltd.	251,869
22,000		Hisaka Works Ltd.	253,697
5,800		Hitachi Information Systems Ltd.	107,632
31,100		Hitachi Software Engineering Co., Ltd.	438,667
36,400		Hitachi Transport System Ltd.	486,774
23,000		Hokkoku Bank Ltd.	86,585
139,400		Hosiden Corp.	1,463,959
98,000		Hosokawa Micron Corp.	369,373
31,000		Hyakugo Bank Ltd.	174,117
19,000		Hyakujushi Bank Ltd.	94,840
68,600		IBJ Leasing Co., Ltd.	829,393
9,100		Ichiyoshi Securities Co., Ltd.	72,869
5,900		Icom, Inc.	113,436
754	@	IDU Co.	48,314
65,400		Inabata & Co., Ltd.	246,326
125,900		Ines Corp.	629,870
4,800		Information Services International-Dentsu Ltd.	30,484
35,100		Inui Steamship Co., Ltd.	264,702
41,037	@	IT Holdings Corp.	442,951
13,300		Itochu Techno-Solutions Corp.	311,643
241,000		Itoham Foods, Inc.	739,921
45,000		Izumiya Co., Ltd.	267,397
5,000	@	Izutsuya Co., Ltd.	2,631
778,000		JFE Shoji Holdings, Inc.	2,455,708
69,000		Jidosha Buhin Kogyo Co., Ltd.	127,484
176,000		J-Oil Mills, Inc.	711,809
40,300		JSP Corp.	281,902
12,000		Kagawa Bank Ltd.	66,821
29,000		Kagoshima Bank Ltd.	183,855
25,000		Kaken Pharmaceutical Co., Ltd.	207,632
2,102,000	@	Kanematsu Corp.	1,681,387
122,400		Kanto Auto Works Ltd.	1,487,313
17,333		Kanto Tsukuba Bank Ltd.	76,062
108,000		Kawai Musical Instruments Manufacturing Co., Ltd.	102,956
24,600	L	Keiyo Co., Ltd.	128,271
25,000		Kikkoman Corp.	252,078
45,000		Kinden Corp.	375,738
16,000		Kintetsu World Express, Inc.	232,222
172,000		Kinugawa Rubber Industrial Co., Ltd.	242,082
1,170	@	KK DaVinci Advisors	94,869
3,700		Kobayashi Pharmaceutical Co., Ltd.	118,545

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2008 (continued)

Shares			Value

		Japan (continued)
93,000		Koito Manufacturing Co., Ltd.	$722,203
629	@	Kurimoto Ltd.	432
24,800		Kuroda Electric Co., Ltd.	193,333
28,100		Kyoden Co., Ltd.	24,246
36,000		Kyodo Printing Co., Ltd.	82,022
436,000		Kyodo Shiryo Co., Ltd.	497,060
324		Kyoei Tanker Co., Ltd.	713
80,000		Kyowa Exeo Corp.	784,371
2,500		Lawson, Inc.	122,191
26,000		Lintec Corp.	304,193
145,000		Marudai Food Co., Ltd.	350,928
38,900		Matsumotokiyoshi Holdings Co., Ltd.	762,562
42,000		Meiji Dairies Corp.	191,561
43,000		Meiji Seika Kaisha Ltd.	175,833
18,500		Mikuni Coca-Cola Bottling Co., Ltd.	177,132
24,212		Mimasu Semiconductor Industry Co., Ltd.	216,534
32,000		Ministop Co., Ltd.	594,092
93,000		Miraca Holdings, Inc.	1,499,786
1,133,000		Mitsubishi Paper Mills Ltd.	1,631,708
99,000		Mitsubishi Steel Manufacturing Co., Ltd.	281,118
264,000		Mitsui Sugar Co., Ltd.	927,592
6,900		Miura Co., Ltd.	141,733
76,200		Musashi Seimitsu Industry Co., Ltd.	956,215
22,000		Nabtesco Corp.	134,174
92,000		Nachi-Fujikoshi Corp.	186,656
30,000		Nagoya Railroad Co., Ltd.	93,297
4,183		Namura Shipbuilding Co., Ltd.	9,617
11,400		NEC Leasing Ltd.	100,453
14,600		NEC Networks & System Integration Corp.	165,452
635		Net One systems Co., Ltd.	1,035,772
144,000		NHK Spring Co., Ltd.	580,351
17,000		Nichi-iko Pharmaceutical Co., Ltd.	359,288
562,000		Nichirei Corp.	2,384,151
12,200		Nidec Copal Corp.	111,338
64,700		Nifco, Inc.	950,941
7,980		Nihon Chouzai Co., Ltd.	122,143
37,000		Nihon Parkerizing Co., Ltd.	436,314
36,200		Nihon Unisys Ltd.	348,227
81,000		Nippon Chemical Industrial Co., Ltd.	142,797
199,000		Nippon Denko Co., Ltd.	912,314
37,000		Nippon Flour Mills Co., Ltd.	168,267
8,000		Nippon Meat Packers, Inc.	109,728
660		Nippon Paper Group, Inc.	1,763,945
23,000		Nippon Seiki Co., Ltd.	152,295
94,000		Nippon Shinyaku Co., Ltd.	929,346
86,000		Nippon Soda Co., Ltd.	244,636
137,000		Nippon Steel Trading Co., Ltd.	230,557
67,000		Nippon Synthetic Chemical Industry Co., Ltd.	155,598
71,000		Nippon Thompson Co., Ltd.	355,560
36,000		Nipro Corp.	551,911
49,400	@	NIS Group Co., Ltd.	19,683
17,000		Nishimatsuya Chain Co. Ltd.	171,299
228,000		Nishi-Nippon City Bank Ltd.	496,708
310,000		Nissan Shatai Co., Ltd.	2,024,732
174,000		Nissay Dowa General Insurance Co., Ltd.	774,006
8,500		Nissha Printing Co., Ltd.	472,683
168,000		Nisshin Oillio Group Ltd.	794,641
93,000		Nisshin Steel Co., Ltd.	124,544
1,700		Nissin Food Products Co., Ltd.	48,594
27,300		Nitta Corp.	305,041
199,000		Nittetsu Mining Co., Ltd.	509,720
2,370		Obic Co., Ltd.	290,094
33,000		Ogaki Kyoritsu Bank Ltd.	163,997
40,512		Oiles Corp.	437,736
39,000		Oita Bank Ltd.	242,077
18,000		OJI Paper Co., Ltd.	68,725
218,000	@	Oki Electric Industry Ltd.	180,528
36,670		Okinawa Electric Power Co., Inc.	2,149,878
106,000		O-M Ltd.	420,708
90		Optex Co., Ltd.	834
16,500		Pigeon Corp.	479,353
210		Pilot Corp.	411,839
192,300		Pioneer Corp.	570,434
26,500		QP Corp.	304,712
194		Raysum Co., Ltd.	65,515
71,016		Ricoh Leasing Co., Ltd.	956,067
16,700		Right On Co., Ltd.	228,630
3,400		Rinnai Corp.	124,333
600	L	Round One Corp.	301,339
105,300	L	Saizeriya Co., Ltd.	1,562,771
292,000		Sanden Corp.	816,547
22,000		San-In Godo Bank Ltd.	157,483
375,500	@,L	Sanix, Inc.	509,465
140,000		Sanki Engineering Co., Ltd.	907,683
332,000	@	Sanyo Electric Co., Ltd.	503,939
144,000		Sanyo Special Steel Co., Ltd.	412,467
2,200		Sato Corp.	21,989
4,500		Shimachu Co., Ltd.	102,633
118,000		Shinmaywa Industries Ltd.	309,614
292,000		Shinsho Corp.	530,657
101,000		Shizuoka Gas Co., Ltd.	492,280
67,800		Showa Shell Sekiyu KK	553,877
72,800		Siix Corp.	227,292
1,638		Sky Perfect Jsat Corp.	617,836
22,100		Sumida Corp.	126,387
611,000		Sumikin Bussan Corp.	1,276,673
63,200		Sumitomo Densetsu Co., Ltd.	358,799
21,220		Sumitomo Real Estate Sales	574,985
5,200		Suzuken Co., Ltd.	111,106
48,600		Tachi-S Co., Ltd.	227,104
96,000		Taihei Kogyo Co., Ltd.	220,865
75,580		Takefuji Corp.	607,639
77,000		Tanabe Seiyaku Co., Ltd.	810,399
87,000		TBK Co., Ltd.	168,052
1,225		Telepark Corp.	1,030,535
7,500		TKC Corp.	132,824
483,000	@	Toa Corp.	597,299
138,000		TOA Road Corp.	129,785
382,000		Toagosei Co., Ltd.	819,706
28,000		Toho Gas Co., Ltd.	161,617
61,600		Toho Pharmaceutical Co., Ltd.	660,425
496		Tohto Suisan Co., Ltd.	656
246,000		Tokyo Dome Corp.	803,267
136,000		Tokyo Tekko Co., Ltd.	311,679
7,900		Tokyo Tomin Bank Ltd.	106,361
2,700		Tokyu Community Corp.	38,498
248,000	@	Tonichi Carlife Group, Inc.	115,637
131,000		Toshiba Tec Corp.	404,487
200,000		Toyo Engineering Corp.	574,864
304,000		Toyo Kohan Co., Ltd.	894,253
237,000		Toyo Securities Co., Ltd.	432,082
55,700		Toyo Seikan Kaisha Ltd.	687,203
17,000		Toyo Suisan Kaisha Ltd.	438,321
325,000		Toyo Tire & Rubber Co., Ltd.	798,646
24,700		Toyoda Gosei Co., Ltd.	346,779
129,800		Toyota Auto Body Co., Ltd.	2,080,948
24,000		Trusco Nakayama Corp.	315,033
118,600		TS Tech Co., Ltd.	888,395
207,000		Tsubakimoto Chain Co.	577,369
37,000		Tsudakoma Corp.	37,721
3,600		Tsumura & Co.	92,132
6,300		Tsuruha Holdings, Inc.	154,420
9,500		Tsutsumi Jewelry Co., Ltd.	185,079
129,000		Ube Industries Ltd.	271,423
82,000		Uchida Yoko Co., Ltd.	345,735
1,200		Uni-Charm Corp.	86,069
17,200		Union Tool Co.	381,404

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2008 (continued)

Shares			Value

		Japan (continued)
12,400		Unipres Corp.	$101,585
244,588	@	Usen Corp.	334,262
41,000		U-Shin Ltd.	224,359
14,000	I	Waseda Academy Co., Ltd.	120,800
7,400		Weathernews, Inc.	87,544
418		Works Applications Co., Ltd.	256,850
57		Wowow, Inc.	55,955
11,000		Yamanashi Chuo Bank Ltd.	62,564
38,500		Yamato Kogyo Co., Ltd.	909,900
73,000		Yamazaki Baking Co., Ltd.	969,943
345,200		Yamazen Corp.	1,090,705
31,000		Yonekyu Corp.	352,338
10,200		Yorozu Corp.	84,195
1,124,000		Yuasa Trading Co., Ltd.	1,130,680
7,700		Yusen Air & Sea Service Co., Ltd.	82,676

			103,721,613

		Liechtenstein: 0.0%
1,051		Verwalt & Privat-Bank AG	145,798

			145,798

		Luxembourg: 0.3%
28,756		GAGFAH SA	165,675
1,325,618		Regus PLC	997,355

			1,163,030

		Malaysia: 0.3%
825,200		Kulim Malaysia BHD	911,693
1,142,300		Lion Industries Corp. Bhd	202,359

			1,114,052

		Mexico: 0.2%
229,705	@	Grupo Simec SAB de CV	424,867
194,702	@	Industrias CH SA — Series B	393,111

			817,978

		Netherlands: 2.6%
4,800		Accell Group	109,165
20,000		Arcadis NV	236,697
58,184	L	Draka Holding	702,608
15,000		Exact Holding NV	349,839
25,600		Fugro NV	914,798
15,100	@	Gemalto NV	423,061
17,600		Grontmij	383,647
58,800		Imtech NV	898,311
38,000		Innoconcepts	309,156
60,763		James Hardie Industries NV	172,819
17,900		Koninklijke DSM NV	498,487
14,500		Nutreco Holding NV	462,313
302,736		OCE NV	1,400,978
38,700		SBM Offshore NV	680,735
16,000	@	Smartrac NV	225,689
16,850		SNS Reaal	123,606
45,424		Ten Cate NV	963,089
20,740		TKH Group NV	330,555
13,849		Unit 4 Agresso NV	207,445
11,973		USG People NV	125,142
168,944	@	Van der Moolen Holding NV	574,962

			10,093,102

		New Zealand: 0.2%
15,713		Contact Energy Ltd.	66,619
124,911		Fisher & Paykel Healthcare Corp.	217,732
56,550		Fletcher Building Ltd.	192,019
117,488		Telecom Corp. of New Zealand Ltd.	159,257

			635,627

		Norway: 0.2%
127,950	@	Norske Skogindustrier ASA	441,036
50,095	@	ODIM ASA	305,328
45,000	@	Pronova BioPharma AS	116,906
60,000	@	StepStone ASA	68,634

			931,904

		Philippines: 0.0%
857,000		Energy Development Corp.	52,030
4,770		Globe Telecom, Inc.	88,578

			140,608

		Poland: 0.0%
1,646	@	Grupa Lotos SA	11,650

			11,650

		Portugal: 0.1%
58,100		Jeronimo Martins	296,497

			296,497

		Singapore: 2.5%
720,000	#	ARA Asset Management Ltd.	160,216
285,000		Aztech Systems Ltd.	19,775
186,000		ComfortDelgro Corp., Ltd.	152,566
288,000		Goodpack Ltd.	240,715
452,000		Hong Leong Asia Ltd.	183,146
89,000		Jardine Cycle & Carriage Ltd.	570,880
3,765,000		LC Development Ltd.	221,140
1,865,000		Macquarie International Infrastructure Fund Ltd.	496,555
1,973,000	I	Meiban Group Ltd.	159,649
5,970,000		Mercator Lines Singapore Ltd.	603,566
67,000		MobileOne Ltd.	59,646
399,960	L	Neptune Orient Lines Ltd.	337,809
950,000	@,L	Oceanus Group Ltd.	91,809
148,000		Parkway Holdings Ltd.	158,681
3,810,000		Singapore Petroleum Co., Ltd.	5,433,587
164,000		Singapore Post Ltd.	78,649
317,000		SMRT Corp., Ltd.	333,903
102,000		StarHub Ltd.	165,598
336,000	I	Super Coffeemix Manufacturing Ltd.	111,048
51,000		Venture Corp., Ltd.	186,373
223,000		Yanlord Land Group Ltd.	114,401
4,188,000	@	Yongnam Holdings Ltd.	174,286

			10,053,998

		South Africa: 0.1%
51,148		Aveng Ltd.	252,878
21,752		Murray & Roberts Holdings Ltd.	147,262
11,324		Sappi Ltd.	69,811

			469,951

		South Korea: 2.5%
26,822		C-motech Co., Ltd.	161,068
21,280		Dongbu Insurance Co., Ltd.	216,656
64,790		Dongbu Steel Co., Ltd.	317,311
10,540		Dongkuk Steel Mill Co., Ltd.	171,393
24,720	@	Forhuman Co., Ltd.	146,292
99,680		From30 Co., Ltd.	199,949
12,700		Global & Yuasa Battery Co., Ltd.	122,245
88,434	@,L	Halim Co., Ltd.	79,340
8,470		Hana Financial Group, Inc.	134,514
10,820		Hanshin Construction	83,402
710	@	Hite Brewery Co., Ltd.	94,872
5,470	@	Hite Holdings Co., Ltd.	96,237
17,610	L	Honam Petrochemical Corp.	720,834
1,447		Hyundai Department Store Co., Ltd.	70,717
17,400		Hyundai DSF Co., Ltd.	80,926
81,380		Hyundai Marine & Fire Insurance Co., Ltd.	691,878
41,360		Industrial Bank of Korea	237,754
66,890	L	Jinheung Mutual Savings Bank	125,859
448		KCC Corp.	87,423
8,327		KCC Engineering & Construction	127,588

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2008 (continued)

Shares			Value

		South Korea (continued)
72,600	@	Kia Motors Corp.	$611,572
6,843	@	KISCO Corp.	107,075
2,073		Korea Iron & Steel Co., Ltd.	40,452
18,360		Korea Kumho Petrochemical	248,706
19,690	L	Korean Petrochemical Industrial Co.	261,847
23,890	@	KP Chemical Corp.	69,465
7,146		Kyeryong Construction Industrial Co., Ltd.	65,326
26,400	@	LG Micron Ltd.	532,336
152,240		LG Telecom Ltd.	1,085,233
54,430		LIG Non-Life Insurance Co., Ltd.	633,822
44,384		People & Telecommunication, Inc.	131,411
4,093		Samsung Corp.	131,151
2,591		Samsung Engineering Co., Ltd.	103,626
4,791	@	Samsung SDI Co., Ltd.	269,007
17,700		Seah Besteel Corp.	269,156
26,220		SeAH Steel Corp.	842,179
36,144	L	Taesan LCD Co., Ltd.	30,802
15,938	@	TK Corp.	258,387
704		Yuhan Corp.	102,407

			9,760,218

		Spain: 2.2%
38,500		Banco Espanol de Credito SA (Banesto)	486,286
3,919		Construcciones y Auxiliar de Ferrocarriles SA	1,095,556
453,110	L	Corp. Mapfre SA	1,442,036
11,300		Corporacion Financiera Alba SA	332,888
5,543		Ebro Puleva SA	72,071
31,000		Enagas	605,667
39,300		Grifols SA	782,102
33,400		Grupo Catalana Occidente SA	525,281
33,200		Indra Sistemas SA	645,111
13,076		Laboratorios Almirall SA	115,840
2,279		Laboratorios Farmaceuticos Rovi SA	18,439
5,406		Pescanova SA	195,818
41,000		Red Electrica de Espana	1,797,082
4,449		SOS Cuetara SA	61,960
181,263		Tubos Reunidos SA	480,389
12,351		Viscofan SA	212,438

			8,868,964

		Sweden: 1.9%
147,100		BE Group AB	431,276
41,200	@	Betsson AB	350,441
22,000		Bure Equity AB	95,821
3,502		Elekta AB	44,287
15,300		Getinge AB	213,988
258,536		JM AB	1,386,056
1,644		Lundbergforetagen AB — B Shares	52,332
267,700		NCC AB	2,187,452
215,200	L	Peab AB	603,802
81,317	L	Peab AB	334,626
6,012		Ratos AB	106,121
19,000		Saab AB	198,192
108,000	@	SAS AB	571,089
41,500		Swedish Match AB	576,305
857,000	@	West Siberian Resources Ltd. GDR	346,609

			7,498,397

		Switzerland: 5.0%
31,500		Addax Petroleum Corp.	470,422
1,228		Adecco SA	42,718
1,339		AFG Arbonia-Forster Holding	168,756
768		Allreal Holding AG	78,194
26,300	@	Aryzta AG	938,579
16,225		Baloise Holding AG	867,462
13,000		Bank Sarasin & Compagnie AG	382,570
211	@	Barry Callebaut AG	105,444
5,060		Bellevue Group AG	175,009
6,400		BKW FMB Energie AG	578,543
2,541		Bobst Group AG	91,962
800		Bucher Industries AG	86,438
3,400		Compagnie Financiere Tradition (CFT)	282,913
2,486		Dufry Group	51,502
1,972		Flughafen Zuerich AG	525,428
4,809	@	Forbo Holding AG	1,182,209
11,277		Galenica AG	3,409,816
7,280	@	Georg Fischer AG	1,632,361
7,189		Helvetia Holding AG	1,232,369
8		Huber & Suhner AG	263
1,343		Kuehne & Nagel International AG	81,313
3,767		Kuoni Reisen Holding	1,103,695
4,700		Lonza Group AG	390,066
1,700	@	Meyer Burger Technology AG	237,084
14,949	@	Micronas Semiconductor Hold	56,159
63,500		Mobilezone Holding AG	410,667
7,000	@	Newave Energy Holding SA	241,273
10,800		Pargesa Holding SA	827,305
20,233	@	PSP Swiss Property AG	875,385
2,319		Schweizerhall Holding AG	480,241
330		Sika AG	260,197
468		Swatch Group AG — BR	73,029
5,548	@	Swiss Life Holding	499,909
2,140	@	Swiss Prime Site AG	98,475
5,585		Syngenta AG	1,044,022
29,200	@	Temenos Group AG — Reg	365,711
3,207		Valiant Holding	552,568
411		Valora Holding AG	59,590

			19,959,647

		Taiwan: 2.1%
181,405		Altek Corp.	180,045
835,059	@	Chia Hsin Cement Corp.	258,246
601,000		Chung HWA Pulp	165,584
13,521,000		Chunghwa Picture Tubes Ltd.	1,369,842
823,791		Eastern Media International Corp.	92,930
734		Everlight Electronics Co., Ltd.	1,109
230,000		Feng Hsin Iron & Steel Co.	161,362
260,295		Gamania Digital Entertainment Co., Ltd.	113,953
503,000		Gigabyte Technology Co., Ltd.	177,093
1,590,000	@	Grand Pacific Petrochemical Corp.	223,783
2,933,757		HannStar Display Corp.	534,095
121,000		Inventec Appliances Corp.	116,338
1,962,000		KGI Securities Co., Ltd.	454,786
953,309		King Yuan Electronics Co., Ltd.	253,541
2,366,334		Macronix International	660,280
1,112,198		Micro-Star International Co., Ltd.	464,485
214,000		Mitac International	79,204
605		Powertech Technology, Inc.	855
60,000		Sinon Corp.	16,310
261,000		Taishin Financial Holdings Co., Ltd.	38,959
254,000	@	Taiwan Business Bank	49,791
160,022		Taiwan Surface Mounting Technology Co., Ltd.	126,206
9,469,000	@	Tatung Co., Ltd.	1,681,023
615,000		TSRC Corp.	430,168
160,000		Ttet Union Corp.	122,462
226		Unimicron Technology Corp.	125
2,017,050		Yieh Phui Enterprise	581,435

			8,354,010

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2008 (continued)

Shares			Value

		Thailand: 0.2%
1,354,400		Charoen Pokphand Foods PCL	$118,426
454,600		CP ALL PCL	100,362
71,100		Electricity Generating PCL	120,975
21,999,700		G Steel PCL	249,527
9,287,500		Tata Steel Thailand PCL	185,704
125,500		Thai Union Frozen Products PCL	59,438
123,900		Total Access Communication PCL	88,554

			922,986

		Turkey: 0.7%
316,793	@	Aksa Akrilik Kimya Sanayii	327,324
171,008		Anadolu Sigorta	90,433
1		Bolu Cimento Sanayii	1
276,305		Bossa Ticaret Sanayi Isletme	257,364
293,012	@	Dogan Sriketler Grubu Holdings	231,030
266,973		Eczacibasi Ilac Sanayi	209,282
77,264		Ford Otomotiv Sanayi A/S	243,053
28,916	@	Goodyear Lastikleri TAS	143,073
49,616		Mardin Cimento Sanayii	113,055
1	@	Petrol Ofisi	2
244,931	@	Turk Hava Yollari	759,795
495,074	@	Vestel Elektronik Sanayi	285,435

			2,659,847

		United Kingdom: 14.7%
11,194		3i Group PLC	97,640
553,400	@	Afren PLC	424,616
540,463		Aggreko PLC	3,781,948
83,907		Albemarle & Bond Holdings	252,596
88,100		Amec PLC	737,093
437,000		Amlin PLC	2,237,693
33,337		Arriva PLC	322,516
83,972	@	ASOS PLC	352,501
72,503		AssetCo PLC	83,556
155,879		Atkins WS PLC	1,338,977
138,069		Aveva Group PLC	1,760,103
97,047	@	Avocet Mining PLC	110,603
1,019,324		Beazley Group PLC	1,737,813
28,571		Bespak PLC	160,932
88,866		Bodycote International	177,880
397,474		Brit Insurance Holdings PLC	1,168,947
98,100		British Energy Group PLC	1,173,365
48,224		BSS Group PLC	177,296
41,985		Burberry Group PLC	186,857
37,377	@	Cape PLC	44,270
282,765		Cattles PLC	150,810
228,725		Charter International PLC	1,490,797
526,952		Chaucer Holdings PLC	492,369
19,059		Chemring Group PLC	488,954
87,045		Chloride Group PLC	184,888
27,000		Close Brothers Group PLC	234,936
240,200		Cobham PLC	730,009
17,860		Connaught PLC	98,658
21,962		Cranswick PLC	224,264
92,137	@	CSR PLC	307,277
50,000		Daily Mail & General Trust	235,447
74,349		Dairy Crest Group PLC	371,465
43,400	@	Dana Petroleum PLC	698,199
97,788		De La Rue PLC	1,410,670
32,417		Dechra Pharmaceuticals PLC	206,037
398,512		Dimension Data Holdings PLC	212,014
191,255		Drax Group PLC	1,777,193
116,470		eaga PLC	224,028
195,556		Elementis PLC	184,110
130,252		Evolution Group PLC	174,022
98,070		Ferrexpo PLC	61,507
3,923		Forth Ports PLC	62,054
628,624		Future PLC	131,518
1,164,749		Game Group PLC	2,443,248
224,900		GKN PLC	431,251
8,223		Greggs PLC	432,060
42,913		Group 4 Securicor PLC	129,970
195,200		Halfords Group PLC	696,567
36,059		Hamworthy KSE	137,396
698,107		HMV Group PLC	1,118,222
49,814		Home Retail Group	158,771
25,000		Hunting PLC	173,112
259,429		IG Group Holdings PLC	1,212,054
174,900		IMI PLC	774,056
60,000		Inchcape PLC	76,504
34,836		Intertek Group PLC	412,566
74,500		Investec PLC	338,163
81,291		ITE Group PLC	110,836
141,912		Jardine Lloyd Thompson Group PLC	1,012,259
157,498		Keller Group PLC	1,324,746
31,760		Kier Group PLC	346,782
63,698		Lavendon Group PLC	143,747
39,282		Liontrust Asset Management PLC	73,630
77,153		Micro Focus International PLC	326,205
80,300		Misys PLC	143,785
67,355		Mitie Group	204,329
72,877		Northumbrian Water Group PLC	366,236
57,634		Oxford Instruments PLC	173,502
1,307,068		Pendragon PLC	107,141
30,000		Pennon Group PLC	259,611
131,100		Petrofac Ltd.	907,575
12,500	@	Premier Oil PLC	149,855
23,824		Provident Financial PLC	303,692
175,657		PZ Cussons PLC	354,568
50,428		Ricardo PLC	213,510
59,542		Rotork PLC	713,482
26,586		Sage Group PLC	74,428
267,455		Savills PLC	988,284
45,459	@	SDL PLC	177,594
111,162		Senior PLC	102,011
10,429		Serco Group PLC	62,194
6,388		Severn Trent PLC	141,196
30,443		Shanks Group PLC	61,531
18,730		SIG PLC	73,467
259,778		Smiths News PLC	238,091
85,290		Spectris PLC	684,596
25,883		Speedy Hire PLC	99,797
318,199		Spice PLC	484,252
53,804		Spirax-Sarco Engineering PLC	692,281
926,252		Spirent Communications PLC	810,287
1,520,091	@	Sportingbet PLC	622,399
31,856		SSL International PLC	215,151
36,000		St. Ives Group PLC	50,694
284,546		Stagecoach Group PLC	854,367
6,550		Stolt-Nielsen SA	67,707
17,314		Synergy Health PLC	104,969
103,391		Tate & Lyle PLC	614,657
308,100		Taylor Nelson Sofres PLC	1,215,958
62,718		Thomas Cook Group PLC	170,143
383,816		Trinity Mirror PLC	215,616
151,400		TUI Travel PLC	462,142
136,620		Tullett Prebon PLC	523,574
34,963		Ultra Electronics Holdings	620,235
23,403		Venture Production PLC	152,732
141,307		Vitec Group PLC	399,066
194,497		VT Group PLC	1,566,732
57,634		Wetherspoon (J.D.) PLC	239,794
478,126		WH Smith PLC	2,874,651
12,834	L	Willis Group Holdings Ltd.	336,764

			58,245,219

		United States: 0.1%
71,800	L	Virgin Media, Inc.	413,568

			413,568

		Total Common Stock (Cost $674,569,015)	384,639,113

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2008 (continued)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 1.0%

		Australia: 0.2%
350,000		Commonwealth Property Office Fund	$309,279
6,421,222		Macquarie DDR Trust	398,272

			707,551

		Belgium: 0.0%
824		Cofinimmo	102,678

			102,678

		Canada: 0.1%
8,400		Dundee Real Estate Investment Trust	131,718

			131,718

		France: 0.0%
2,535		Mercialys	82,559

			82,559

		Germany: 0.0%
9,032		Alstria Office AG	57,754

			57,754

		Hong Kong: 0.0%
300,000	@	Champion Real Estate Investment Trust	72,028

			72,028

		Japan: 0.1%
145		Nippon Commercial Investment Corp.	89,245
24		Nippon Residential Investment Corp.	12,915
24		Orix JREIT, Inc.	110,020

			212,180

		Netherlands: 0.2%
3,685		Eurocommercial Properties NV	122,028
15,943		Nieuwe Steen Investments Funds NV	278,335
31,155		Vastned Offices	410,829
1,513		Vastned Retail NV	77,405

			888,597

		United Kingdom: 0.4%
78,455		Brixton PLC	211,028
52,285		Great Portland Estates PLC	232,830
8,751		Hammerson PLC	100,860
205,321		Segro PLC	926,930

			1,471,648

		Total Real Estate Investment Trusts (Cost $11,130,096)	3,726,713

MUTUAL FUNDS: 0.1%

		Australia: 0.1%
534,300	**	ING Office Fund	391,776

		Total Mutual Funds (Cost $375,295)	391,776

PREFERRED STOCK: 0.9%

		Brazil: 0.2%
27,400		Cia Paranaense de Energia	301,255
47,500		Metalurgica Gerdau SA	423,806

			725,061

		Germany: 0.4%
19,905		Draegerwerk AG	768,764
16,103		Fresenius AG	1,027,919
3,259		Jungheinrich AG	43,357

			1,840,040

		Italy: 0.3%
131,001	@	Instituto Finanziario Industriale S.p.A.	1,143,755

			1,143,755

		Total Preferred Stock (Cost $6,526,539)	3,708,856

RIGHTS: 0.0%

		Germany: 0.0%
7,200		Centrotherm Photovoltaics AG	13,490

		Total Rights (Cost $—)	13,490

		Total Long-Term Investments (Cost $690,602,206)	392,479,948

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 1.8%

		Securities Lending CollateralCC: 1.8%
$7,042,553		Bank of New York Mellon Corp. Institutional Cash Reserves	$6,972,221

		Total Short-Term Investments (Cost $7,042,553)	6,972,221

	Total Investments in Securities
	(Cost $697,644,759)*	101.0%	$399,452,169
	Other Assets and Liabilities - Net	(1.0)	(3,820,751)

	Net Assets	100.0%	$395,631,418

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $703,961,318.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,530,239
Gross Unrealized Depreciation	(306,039,388)

Net Unrealized Depreciation	$(304,509,149)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2008 (continued)

Percentage of
Industry	Net Assets

Advertising	0.4%
Aerospace/Defense	2.0
Agriculture	0.4
Airlines	0.5
Apartments	0.0
Apparel	0.6
Auto Manufacturers	1.9
Auto Parts & Equipment	3.2
Banks	2.5
Beverages	0.2
Biotechnology	0.0
Building Materials	1.0
Chemicals	3.8
Coal	1.1
Commercial Services	2.8
Computers	2.9
Cosmetics/Personal Care	0.4
Distribution/Wholesale	3.4
Diversified	0.6
Diversified Financial Services	2.7
Electric	1.8
Electrical Components & Equipment	2.0
Electronics	3.3
Energy — Alternate Sources	0.1
Engineering & Construction	4.0
Entertainment	0.3
Environmental Control	0.2
Food	4.7
Forest Products & Paper	1.1
Gas	0.5
Hand/Machine Tools	1.2
Healthcare — Products	0.9
Healthcare — Services	0.7
Holding Companies — Diversified	1.1
Home Builders	0.1
Home Furnishings	1.4
Household Products/Wares	0.1
Insurance	5.5
Internet	0.3
Investment Companies	0.7
Iron/Steel	3.1
Leisure Time	1.4
Lodging	0.1
Machinery — Diversified	2.1
Media	1.3
Metal Fabricate/Hardware	2.4
Mining	1.1
Miscellaneous Manufacturing	1.8
Office Property	0.3
Office/Business Equipment	0.4
Oil & Gas	3.8
Oil & Gas Services	1.1
Open-End Funds	0.1
Packaging & Containers	0.2
Pharmaceuticals	3.8
Real Estate	1.5
Retail	6.3
Semiconductors	0.5
Shipbuilding	0.0
Shopping Centers	0.1
Software	2.2
Storage/Warehousing	0.2
Telecommunications	2.0
Textiles	0.1
Transportation	2.6
Trucking & Leasing	0.1
Venture Capital	0.0
Water	0.2
Short-Term Investments	1.8
Other Assets and Liabilities — Net	(1.0)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 92.7%

		Bermuda: 2.0%
1,473,134		Tyco Electronics Ltd.	$28,637,725
1,300,000	L	XL Capital Ltd.	12,610,000

			41,247,725

		Brazil: 3.3%
192,259	L	Brasil Telecom Participacoes SA ADR	6,584,871
2,489,671		Centrais Eletricas Brasileiras SA ADR — Class A	30,125,019
3,542,186	L	Contax Participacoes SA ADR	2,160,733
256,300		Petroleo Brasileiro SA ADR	6,891,907
1,130,854	L	Tele Norte Leste Participacoes SA ADR	15,356,997
34,858	L	Telemig Celular Participation SA ADR	1,102,559
220,358	L	Tim Participacoes SA ADR	3,186,377
298,261	@,L	Vivo Participacoes SA ADR	3,262,975

			68,671,438

		Canada: 0.8%
876,800		Bombardier, Inc. — Class B	3,382,660
75,100		EnCana Corp.	3,815,127
243,900		GoldCorp, Inc.	4,551,174
3,464,370	@,L	Nortel Networks Corp.	4,330,463

			16,079,424

		China: 0.1%
4,908,000		Huaneng Power International, Inc.	2,387,672

			2,387,672

		France: 11.0%
245,300		Air France-KLM	3,534,211
12,675,820	@,L	Alcatel SA	32,732,112
299,800		AXA SA ADR	5,609,258
48,600		BNP Paribas	3,508,986
1,005,436		Carrefour SA	42,474,628
1,356,000		Credit Agricole SA	19,617,280
1,249,162		France Telecom SA	31,498,364
6,179,328	L	Natixis	13,684,448
237,600		Peugeot SA	6,340,326
994,550		Sanofi-Aventis	63,011,862
135,600		Total SA	7,459,828

			229,471,303

		Germany: 4.4%
394,000		Deutsche Post AG	4,315,069
4,357,619		Deutsche Telekom AG	64,703,858
137,600		E.ON AG	5,266,070
389,300	L	Hypo Real Estate Holding AG	2,486,355
3,113,300	@	Infineon Technologies AG	9,739,257
530,090	@,L	Qimonda AG ADR	121,921
84,000		Siemens AG	5,045,994

			91,678,524

		Hong Kong: 0.7%
779,000		Henderson Land Development Co., Ltd.	2,817,170
1,423,000		Hongkong Land Holdings Ltd.	3,869,860
999,500		Swire Pacific Ltd.	7,039,215

			13,726,245

		India: 0.4%
306,400		ICICI Bank Ltd. ADR	5,236,376
273,500		Maruti Udyog Ltd.	3,191,910

			8,428,286

		Italy: 4.4%
351,100		ENI S.p.A.	8,380,113
10,135,782		Intesa Sanpaolo S.p.A.	37,095,885
9,779,185		Telecom Italia S.p.A.	11,234,004
35,875,700		Telecom Italia S.p.A. RNC	30,190,294
1,950,300		Terna S.p.A	6,289,977

			93,190,273

		Japan: 28.4%
2,488,400	L	Aiful Corp.	11,531,318
701,000		Akita Bank Ltd.	2,914,430
478,300		Astellas Pharma, Inc.	19,265,327
324,700		Bridgestone Corp.	5,676,727
211,100		Canon, Inc. ADR	7,234,397
1,892,000		Dai Nippon Printing Co., Ltd.	22,354,252
1,039,736		Daiichi Sankyo Co., Ltd.	21,319,703
500		East Japan Railway Co.	3,558,001
908,900		Fuji Photo Film Co., Ltd.	20,923,211
4,468,700		Hitachi Ltd.	20,980,786
8,800,800		Mitsubishi UFJ Financial Group, Inc.	55,305,741
1,489,000	@	Mitsui Sumitomo Insurance Group Holdings, Inc.	41,376,920
4,006,000		Mitsui Trust Holdings, Inc.	15,805,238
18,274		Mizuho Financial Group, Inc.	44,621,485
322,900		Namco Bandai Holdings, Inc.	3,320,510
8,200,000		NEC Corp.	24,311,066
654,000		Nippon Express Co., Ltd.	2,639,707
9,352		Nippon Telegraph & Telephone Corp.	38,162,919
934,400		Ono Pharmaceutical Co., Ltd.	41,652,491
777,300		Rohm Co., Ltd.	37,454,740
533,100		Seven & I Holdings Co., Ltd.	14,968,364
872,700		Sony Corp.	20,683,297
480,900		Sumitomo Corp.	4,230,978
8,869		Sumitomo Mitsui Financial Group, Inc.	35,554,626
270,000		Taisho Pharmaceutical Co., Ltd.	4,863,179
1,891,600		Takefuji Corp.	15,207,863
481,900		TDK Corp.	16,283,060
164,600		Tokyo Electron Ltd.	5,488,398
891,700		Tokio Marine Holdings, Inc.	27,505,284
213,900		Toyota Motor Corp.	8,352,992

			593,547,010

		Luxembourg: 0.3%
250,700		ArcelorMittal	6,575,401

			6,575,401

		Mexico: 1.5%
1,125,220	L	Telefonos de Mexico SA de CV ADR	20,163,942
1,013,720	L	Telmex Internacional SAB de CV ADR	10,633,923

			30,797,865

		Netherlands: 6.8%
5,945,747		Aegon NV	24,705,583
600,500		Akzo Nobel NV	24,960,420
2,244,212		Koninklijke Ahold NV	24,092,465
499,300		Royal KPN NV	7,031,743
846,179		SNS Reaal	6,207,308
1,605,800		Unilever NV	38,698,970
907,832		Wolters Kluwer NV	16,070,761

			141,767,250

		New Zealand: 0.7%
11,223,072		Telecom Corp. of New Zealand Ltd.	15,213,069

			15,213,069

		Portugal: 2.0%
6,516,376		Portugal Telecom SGPS SA	42,858,384

			42,858,384

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of October 31, 2008 (continued)

Shares			Value

		Russia: 0.1%
103,600	@	OAO Gazprom ADR	$2,062,995

			2,062,995

		Singapore: 0.2%
398,000		United Overseas Bank Ltd.	3,598,221

			3,598,221

		South Korea: 3.3%
1,463,610		Korea Electric Power Corp.	29,082,873
1,371,710	L	KT Corp. ADR	17,214,961
148,585		SK Telecom Co., Ltd.	23,583,249

			69,881,083

		Spain: 0.7%
795,902		Telefonica SA	14,736,087

			14,736,087

		Sweden: 2.5%
418,600		Nordea Bank AB	3,355,136
7,218,960		Telefonaktiebolaget LM Ericsson	49,142,373

			52,497,509

		Switzerland: 4.6%
101,500		Credit Suisse Group ADR	3,796,100
4,576,400		STMicroelectronics NV	37,619,380
413,000		STMicroelectronics NV-NY SHR	3,411,380
471,310		Swiss Reinsurance	19,655,357
76,400		Swisscom AG	23,344,888
281,100		Xstrata PLC	4,808,018
21,900		Zurich Financial Services AG	4,443,020

			97,078,143

		Taiwan: 0.7%
56,300,059		United Microelectronics Corp.	15,458,816

			15,458,816

		Turkey: 0.3%
960,600	@	KOC Holding A/S	1,792,244
2,132,300	@	Turkiye Garanti Bankasi A/S	3,581,376

			5,373,620

		United Kingdom: 13.5%
959,050		AstraZeneca PLC	40,643,055
3,284,691		Barclays PLC	9,415,831
82,600		Barclays PLC ADR	889,602
185,400		BP PLC ADR	9,214,380
2,807,000		British Sky Broadcasting PLC	17,081,596
544,800		Cadbury PLC	4,980,067
139,300		Diageo PLC ADR	8,663,067
2,052,666		GlaxoSmithKline PLC	39,460,327
2,363,760		HSBC Holdings PLC	27,996,860
51,009,626		ITV PLC	24,635,785
14,411,400		Kingfisher PLC	26,599,756
7,008,351		Marks & Spencer Group PLC	24,845,725
92,000		Rio Tinto PLC	4,297,514
16,436,349		Royal Bank of Scotland Group PLC	18,104,901
6,128,631		WM Morrison Supermarkets PLC	26,095,312

			282,923,778

		Total Common Stock (Cost $3,144,647,546)	1,939,250,121

REAL ESTATE INVESTMENT TRUSTS: 0.3%

		France: 0.3%
42,600		Unibail	6,389,354

			6,389,354

		Total Real Estate Investment Trusts (Cost $5,881,402)	6,389,354

EXCHANGE-TRADED FUNDS: 0.5%

		Developed Markets: 0.2%
117,000		iShares MSCI EAFE Index Fund	5,220,540

			5,220,540

		Emerging Markets: 0.3%
218,000		iShares MSCI Emerging Markets Index Fund	5,556,820

			5,556,820

		Total Exchange-Traded Funds (Cost $9,143,759)	10,777,360

		Total Long-Term Investments (Cost $3,159,672,707)	1,956,416,835

SHORT-TERM INVESTMENTS: 6.3%

		Affiliated Mutual Fund: 1.0%
21,129,814		ING Institutional Prime Money Market Fund	21,129,814

		Total Mutual Fund (Cost $21,129,814)	21,129,814

Principal
Amount			Value

	Securities Lending CollateralCC: 5.3%
$111,387,120	Bank of New York Mellon Corp. Institutional Cash Reserves		$110,326,097

	Total Securities Lending Collateral (Cost $111,387,120)		110,326,097

	Total Short-Term Investments (Cost $132,516,937)		131,455,911

	Total Investments in Securities
	(Cost $3,292,189,641)*	99.8%	$2,087,872,746
	Other Assets and Liabilities - Net	0.2	4,238,835

	Net Assets	100.0%	$2,092,111,581

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.

*	Cost for federal income tax purposes is $3,322,562,337.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$86,768,836
Gross Unrealized Depreciation	(1,321,458,427)

Net Unrealized Depreciation	$(1,234,689,591)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of October 31, 2008 (continued)

Percentage of
Industry	Net Assets

Airlines	0.2%
Auto Manufacturers	0.9
Auto Parts & Equipment	0.3
Banks	14.9
Beverages	0.4
Chemicals	1.2
Commercial Services	1.2
Computers	0.8
Distribution/Wholesale	0.2
Diversified	0.3
Diversified Financial Services	1.3
Electric	3.5
Electrical Components & Equipment	1.0
Electronics	2.5
Food	6.5
Holding Companies — Diversified	0.4
Home Furnishings	1.0
Insurance	6.5
Iron/Steel	0.3
Media	2.8
Mining	0.6
Miscellaneous Manufacturing	1.4
Office/Business Equipment	0.3
Oil & Gas	1.8
Pharmaceuticals	11.0
Real Estate	0.3
Retail	3.2
Semiconductors	5.2
Telecommunications	22.3
Toys/Games/Hobbies	0.2
Transportation	0.5
Other Long-Term Investments	0.5
Short-Term Investments	6.3
Other Assets and Liabilities — Net	0.2

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 98.6%

		Australia: 2.1%
429,986		Alumina Ltd.	$611,931
31,061		Newcrest Mining Ltd.	426,979

			1,038,910

		Belgium: 1.6%
22,390		Belgacom SA	766,065

			766,065

		Brazil: 1.8%
29,882		Centrais Eletricas Brasileiras SA	358,198
46,350		Centrais Eletricas Brasileiras SA ADR — Class B	511,078

			869,276

		Canada: 8.8%
53,204		Barrick Gold Corp.	1,208,795
71,450	@	Ivanhoe Mines Ltd.	190,772
37,216		Magna International, Inc.	1,258,273
92,427	@	OPTI Canada, Inc.	246,155
25,750		Petro-Canada	642,720
32,653		Suncor Energy, Inc.	781,060

			4,327,775

		Finland: 3.7%
192,690		Stora Enso OYJ (Euro Denominated Security)	1,791,907

			1,791,907

		France: 11.3%
320,550	@	Alcatel SA	827,740
700		Areva SA	354,243
31,890		Sanofi-Aventis	2,020,460
6,190		Societe Generale	337,386
31,925		Technip SA	956,001
26,610		Thales SA	1,067,730

			5,563,560

		Germany: 2.2%
18,139		Siemens AG	1,089,634

			1,089,634

		Italy: 2.7%
1,583,790		Telecom Italia S.p.A. RNC	1,332,799

			1,332,799

		Japan: 38.4%
62,200		Coca-Cola West Holdings Co., Ltd.	1,247,480
160,000		Dai Nippon Printing Co., Ltd.	1,890,420
66,400		Fuji Photo Film Co., Ltd.	1,528,552
79,300		JS Group Corp.	1,026,858
37,700		Mabuchi Motor Co., Ltd.	1,491,204
30,300		Mitsui Sumitomo Insurance Group Holdings, Inc.	841,988
334,000		Nippon Oil Corp.	1,370,992
82,060		Nippon Telegraph & Telephone Corp. ADR	1,669,921
18,300		Rohm Co., Ltd.	881,798
100,900		Sega Sammy Holdings, Inc.	762,785
124,000		Sekisui House Ltd.	1,243,415
28,400		Seven & I Holdings Co., Ltd.	797,414
48,600		Shiseido Co., Ltd.	999,958
135,000		Sumitomo Trust & Banking Co., Ltd.	625,196
68,010		Takefuji Corp.	546,779
69,700		Toyo Seikan Kaisha Ltd.	859,929
96,000		Wacoal Holdings Corp.	1,040,015

			18,824,704

		Netherlands: 5.4%
27,214	@	Gemalto NV	762,463
33,997		Royal Dutch Shell PLC ADR — Class B	1,879,694

			2,642,157

		Papua New Guinea: 0.7%
272,160	@	Lihir Gold Ltd.	339,595

			339,595

		South Africa: 5.5%
87,848		Anglogold Ashanti Ltd. ADR	1,603,226
89,850		Gold Fields Ltd.	625,492
42,150		Gold Fields Ltd. ADR	280,298
16,506		Impala Platinum Holdings Ltd.	172,285

			2,681,301

		South Korea: 5.7%
68,930		Korea Electric Power Corp. ADR	682,407
89,650		KT Corp. ADR	1,125,108
57,780		SK Telecom Co., Ltd. ADR	994,394

			2,801,909

		Sweden: 1.0%
72,970		Telefonaktiebolaget LM Ericsson ADR	515,898

			515,898

		Switzerland: 1.5%
43,480	@	UBS AG	734,812

			734,812

		United Kingdom: 3.5%
28,714		Lonmin PLC	535,519
601,970		Vodafone Group PLC	1,158,018

			1,693,537

		United States: 2.7%
51,010		Newmont Mining Corp.	1,343,603

			1,343,603

	Total Investments in Securities
	(Cost $75,597,882)*	98.6%	$48,357,442
	Other Assets and Liabilities - Net	1.4	676,807

	Net Assets	100.0%	$49,034,249

@	Non-income producing security
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $76,446,864.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$128,804
Gross Unrealized Depreciation	(28,218,226)

Net Unrealized Depreciation	$(28,089,422)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of October 31, 2008 (continued)

Percentage of
Industry	Net Assets

Aerospace/Defense	2.2%
Apparel	2.1
Auto Parts & Equipment	2.6
Banks	3.5
Beverages	2.5
Building Materials	2.1
Commercial Services	3.9
Computers	1.6
Cosmetics/Personal Care	2.0
Diversified Financial Services	1.1
Electric	3.2
Electronics	3.0
Energy — Alternate Sources	0.7
Forest Products & Paper	3.7
Home Builders	2.5
Insurance	1.7
Leisure Time	1.6
Mining	15.0
Miscellaneous Manufacturing	5.3
Oil & Gas	10.0
Oil & Gas Services	1.9
Packaging & Containers	1.8
Pharmaceuticals	4.1
Retail	1.6
Semiconductors	1.8
Telecommunications	17.1
Other Assets and Liabilities — Net	1.4

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Russia Fund
as of October 31, 2008

Shares			Value

COMMON STOCK: 83.1%

		Banks: 8.0%
1,709,000	I	Bank St. Petersburg BRD — Class S	$512,700
11,517,221		Sberbank RF	10,908,709
3,000,000		VTB Bank OJSC GDR	9,470,859

			20,892,268

		Beverages: 0.7%
300,400	@,I	Efes Breweries International NV GDR	1,813,454

			1,813,454

		Chemicals: 2.3%
288,600		Uralkali GDR	6,033,112

			6,033,112

		Coal: 0.5%
572,600		Raspadskaya — Class S	1,212,574

			1,212,574

		Electric: 1.3%
180,000,000	@	RusHydro	3,323,700

			3,323,700

		Food: 2.3%
77,200	@,L	Wimm-Bill-Dann Foods OJSC ADR	3,392,168
263,800	@	X5 Retail Group N.V. GDR	2,690,760

			6,082,928

		Internet: 0.7%
1,324,122	@,I	RBC Information Systems	1,721,359

			1,721,359

		Iron/Steel: 1.4%
139,947	@,L	Mechel OAO ADR	1,283,314
2,571,400		Novolipetsk Steel	2,385,269

			3,668,583

		Metal Fabricate/Hardware: 2.1%
344,700	@,L	TMK OAO GDR	3,724,448
36,800	I	Vsmpo-Avisma Corp.	1,840,000

			5,564,448

		Mining: 5.8%
1,098,068		MMC Norilsk Nickel ADR	11,019,861
381,500	L	Polyus Gold Co. ZAO ADR	4,233,595

			15,253,456

		Oil & Gas: 48.0%
933,100	L	Lukoil-Spon ADR	35,822,667
353,700		Novatek OAO GDR	13,987,373
4,239,600		OAO Gazprom	20,882,001
385,497	@	OAO Gazprom ADR	7,676,433
5,143,300	@,L	OAO Rosneft Oil Co. GDR	23,604,864
2,330,700	L	Surgutneftegaz ADR	15,067,269
187,600	L	Tatneft GDR	8,217,334

			125,257,941

		Pharmaceuticals: 2.4%
388,600	@	Pharmstandard — Reg S GDR	6,217,600

			6,217,600

		Real Estate: 1.3%
811,680	@,I	LSR Group GDR	2,021,083
33,000	@,I	Open Investments	1,301,370

			3,322,453

		Retail: 2.3%
378,100	@	Magnit OAO	6,049,600

			6,049,600

		Telecommunications: 3.9%
422,400	@	Comstar United Telesystems GDR	1,183,077
127,200	@,L	Mobile Telesystems Finance SA ADR	4,979,880
135,000	I	Moscow City Telephone	1,458,000
68,909,100	I	Uralsvyazinform	964,727
2,225,000		VolgaTelecom	1,617,900

			10,203,584

		Transportation: 0.1%
6,060,000	I	Novorossiysk Sea Trade Port BRD	303,000

			303,000

		Total Common Stock (Cost $442,488,043 )	216,920,060

EXCHANGE-TRADED FUNDS: 1.3%

		Exchange-Traded Funds: 1.3%
175,900		Market Vectors Russia ETF	3,315,328

			3,315,328

		Total Exchange-Traded Funds (Cost $3,315,328 )	3,315,328

HEDGE FUNDS: 1.0%

		Hedge Fund: 1.0%
1,899,872	@,I	RenShares Utilities Ltd.	2,659,821

		Total Mutual Funds (Cost $2,744,925 )	2,659,821

		Total Long-Term Investments (Cost $448,548,296 )	222,895,209

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 12.3%

		Securities Lending CollateralCC: 12.3%
$32,873,094		Bank of New York Mellon Corp. Institutional Cash Reserves	$32,130,516

		Total Short-Term Investments (Cost $32,873,094)	32,130,516

	Total Investments in Securities
	(Cost $481,421,390)*	97.7%	$255,025,725
	Other Assets and Liabilities - Net	2.3	6,101,644

	Net Assets	100.0%	$261,127,369

@	Non-income producing security,
ADR	American Depositary Receipt,
GDR	Global Depositary Receipt,
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.

*	Cost for federal income tax purposes is $482,010,893.

Net unrealized depreciation consists of

Gross Unrealized Appreciation	$3,989,175
Gross Unrealized Depreciation	(230,974,343)

Net Unrealized Depreciation	$(226,985,168)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of October 31, 2008

Principal
Amount				Value

CORPORATE BONDS/NOTES: 28.9%

			Argentina: 0.5%
	$100,000	#,C,I	Cia de Transporte de Energia Electrica de Alta Tension SA, 8.875%, due 12/15/16	$32,500
	200,000	+,#,I	Earls Eight Ltd. CLN, 8.000% (step rate 9.000%), due 12/31/12	117,260
	781,950	I,S	Province of Mendoza, 5.500%, due 09/04/18	340,148
	40,368	+,#,C, I,S	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	18,367
	1,285,000	#,I	Transportadora Gas del Norte, 8.000%, due 12/31/12	584,675

				1,092,950

			Brazil: 4.0%
	1,000,000		Banco BMG SA, 9.150%, due 01/15/16	580,000
BRL	2,300,000	#,I	Banco Do Brasil, 9.750%, due 07/18/17	756,404
BRL	2,400,000	#,I	Banco Safra Ltd., 10.875%, due 04/03/17	675,744
BRL	2,300,000	I	Banco Votorantim, 10.625%, due 04/10/14	767,021
BRL	250,000	#,I	Banco Votorantim, 10.625%, due 04/10/14	38,327
	$252,290	S	Citigroup Funding, Inc. CLN, 6.000%, due 08/17/10	292,033
	2,401,717	#	Citigroup Funding, Inc. CLN, 6.000%, due 05/18/15	2,006,784
	2,800,000		Citigroup Funding, Inc. CLN, due 01/03/17	1,806,578
	1,490,000	C	Petrobras International Finance Co., 5.875%, due 03/01/18	1,177,113
	1,410,000	C	Usiminas Commercial Ltd., 7.250%, due 01/18/18	1,120,950

				9,220,954

			Cayman Islands: 0.2%
	800,000	#,C	Braskem Finance Ltd., 7.250%, due 06/05/18	576,000

				576,000

			Chile: 0.2%
	620,000	#,C,I	Alto Parana SA, 6.375%, due 06/09/17	516,088

				516,088

			Colombia: 1.0%
	835,000		Bancolombia SA, 6.875%, due 05/25/17	655,475
	695,000	#,C	EEB International Ltd., 8.750%, due 10/31/14	569,900
	1,300,000	#,C	TGI International Ltd., 9.500%, due 10/03/17	1,007,500

				2,232,875

			Cyprus: 0.3%
	1,150,000	#,I	Alfa MTN Invest Ltd., 9.250%, due 06/24/13	610,158

				610,158

			Dominican Republic: 0.7%
	2,025,785	#,I	Standard Bank PLC CLN, 15.000%, due 03/12/12	1,489,059
	143,584	I	Standard Bank PLC CLN, 16.000%, due 07/20/09	135,756

				1,624,815

			Hong Kong: 0.3%
	800,000	I	Bangkok Bank PCL, 9.025%, due 03/15/29	463,682
	265,000	#,C,I	Citic Resources Finance Ltd., 6.750%, due 05/15/14	139,125
	400,000	C,I	Citic Resources Finance Ltd., 6.750%, due 05/15/14	190,000

				792,807

			Indonesia: 1.9%
	1,300,000	#,I	Barclays Bank CLN, due 12/17/12	961,740
	1,200,000	#,I	Barclays Bank CLN, due 03/17/13	895,680
	1,480,000	#,I	Majapahit Holding BV, 7.250%, due 06/28/17	885,969
	100,000	#,I,S	Majapahit Holding BV, 7.750%, due 10/17/16	65,500
	650,000	I,S	Majapahit Holding BV, 7.750%, due 10/17/16	391,056
	2,235,000	#,I	Majapahit Holding BV, 7.875%, due 06/29/37	1,195,725

				4,395,670

			Israel: 0.6%
	1,500,000	C	Israel Electric Corp., Ltd., 7.250%, due 01/15/19	1,344,588

				1,344,588

			Kazakhstan: 2.8%
	600,000	I	HSBK Europe BV, 7.250%, due 05/03/17	270,000
	400,000	#,I	HSBK Europe BV, 7.250%, due 05/03/17	206,000
	1,410,000	#,I	Kazkommerts International BV, 7.500%, due 11/29/16	613,686
	1,700,000	#	KazMunaiGaz Finance Sub BV, 8.375%, due 07/02/13	1,147,500
	6,400,000	#	KazMunaiGaz Finance Sub BV, 9.125%, due 07/02/18	3,872,000
	1,500,000	I	TuranAlem Finance BV, 8.250%, due 01/22/37	483,750

				6,592,936

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of October 31, 2008 (continued)

Principal
Amount				Value

			Mexico: 1.4%
	$1,100,000	C	Grupo Televisa SA, 6.000%, due 05/15/18	$802,145
	2,105,000	#,C	Pemex Project Funding Master Trust, 5.750%, due 03/01/18	1,652,425
	955,000	#	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	716,241

				3,170,811

			Nigeria: 1.6%
	400,000	#,I	UBS AG CLN, due 12/27/13	445,491
	1,200,000	#,I	UBS AG CLN, due 09/04/17	1,232,068
	2,000,000	I	UBS AG CLN, 9.850%, due 08/02/17	2,005,457

				3,683,016

			Peru: 1.5%
	3,900,000	I	Banco Credito Del Peru, 7.170%, due 10/15/22	1,272,218
	320,000	#,Z	Interoceanica IV Finance Ltd. CLN, 5.870%, due 11/30/18	179,968
	1,181,082	#,I,Z	Interoceanica IV Finance Ltd. CLN, 6.020%, due 11/30/25	435,347
	246,100	#,I,Z	Peru Enhanced Pass-through Finance Ltd., 6.910%, due 05/31/18	128,398
	2,953,201	I,Z	Peru Enhanced Pass-through Finance Ltd., 7.030%, due 05/31/18	1,540,780

				3,556,711

			Philippines: 0.6%
	1,300,000	I,S	National Power Corp., 6.875%, due 11/02/16	881,685
	305,000	#,I,S	National Power Corp., 6.875%, due 11/02/16	230,275
	450,000	I,S	National Power Corp., 9.625%, due 05/15/28	348,750

				1,460,710

			Russia: 4.1%
	1,200,000	C,I	Alfa Bond Issuance PLC for OJSC Alfa Bank, 8.635%, due 02/22/17	535,821
	1,350,000	S	Gaz Capital for Gazprom, 8.625%, due 04/28/34	945,000
	590,000	S	GAZ Capital SA, 6.510%, due 03/07/22	324,500
	1,500,000	C,I,S	Kuznetski Capital for Bank of Moscow, 7.500%, due 11/25/15	574,470
	545,000	#,C	Lukoil International Finance BV, 6.656%, due 06/07/22	273,863
	2,400,000		Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	2,059,322
	1,060,000	#	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.125%, due 01/14/14	715,500
	995,000	#	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18	631,825
RUB	25,000,000	I	Sibacademfinance PLC for URSA Bank, 9.125%, due 02/26/10	648,765
	2,000,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 6.103%, due 06/27/12	1,200,864
	700,000	#	TransCapitalInvest Ltd for OJSC AK Transneft, 8.700%, due 08/07/18	413,549
	200,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 7.700%, due 08/07/13	132,117
	1,205,000		UBS Luxembourg SA for OJSC Vimpel Communications, 8.250%, due 05/23/16	617,563
	1,000,000	#	VIP FIN (Vimpelcom), 9.125%, due 04/30/18	517,342

				9,590,501

			South Korea: 0.7%
	1,280,000	C,I	Shinhan Bank, 6.819%, due 09/20/36	617,236
	1,230,000	C,I	Woori Bank, 6.208%, due 05/02/37	897,157

				1,514,393

			Trinidad And Tobago: 0.8%
	2,515,000	C,I	Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, due 05/08/22	1,935,041

				1,935,041

			Turkey: 0.1%
TRY	400,000	S	European Investment Bank, 10.000%, due 01/28/11	217,732

				217,732

			Ukraine: 0.6%
	$550,000	S,I	City of Kiev Ukraine, 8.000%, due 11/06/15	211,750
	500,000	I	Standard Bank (Nak), 8.125%, due 09/30/09	251,375
	2,800,000	#,I	UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	868,000

				1,331,125

			United Kingdom: 1.9%
	4,920,000	I	JPMorgan Chase London, Discount Note, due 06/17/21	4,392,576

				4,392,576

			Venezuela: 3.1%
	7,500,000	C	Petroleos de Venezuela SA, 5.250%, due 04/12/17	2,868,750
	12,315,000	C	Petroleos de Venezuela SA, 5.375%, due 04/12/27	4,402,613

				7,271,363

			Total Corporate Bonds/Notes (Cost $105,324,349)	67,123,820

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of October 31, 2008 (continued)

Principal
Amount				Value

FOREIGN GOVERNMENT BONDS: 47.5%

			Argentina: 1.4%
	$2,000,000		Argentina Government International Bond, 7.000%, due 10/03/15	$401,000
	9,005,000	S	Argentina Government International Bond, Series $GDP, due 12/15/35	405,225
ARS	9,530,000	S	Argentina Government International Bond, Series PGDP, due 12/15/35	362,050
	$5,600,000	+,#,I, S	Province of Buenos Aires Argentina, 3.000% (step rate 4.000%), due 05/15/35	674,800
	2,480,000	#,I	Province of Buenos Aires Argentina, 9.375%, due 09/14/18	452,600
	4,130,000	I,S	Province of Buenos Aires Argentina, 9.625%, due 04/18/28	753,725
	444,500	#,I	Provincia Del Neuquen Titulo Provincial, 8.656%, due 10/18/14	317,818

				3,367,218

			Belize: 0.1%
	330,000	+,C,I	Belize Government International Bond, 4.250% (step rate 6.000%), due 02/20/29	173,250

				173,250

			Bosnia and Herzegovina: 0.1%
DEM	750,000	S,Z,I	Bosnia & Herzegovina Government International Bond, 17.500%, due 12/11/17	219,938

				219,938

			Brazil: 5.7%
	$1,570,000	#	Banco Nacional de Desenvolvimento Economico e Social, 6.369%, due 06/16/18	1,248,150
	2,800,000		Brazil Government International Bond, 7.125%, due 01/20/37	2,585,800
	1,080,000	S	Brazil Government International Bond, 8.750%, due 02/04/25	1,107,000
	1,300,000	C,S	Brazil Government International Bond, 11.000%, due 08/17/40	1,518,400
BRL	16,000,000		Federal Republic of Brazil, 12.500%, due 01/05/16	6,462,036
	$310,000	C	Federative Republic of Brazil, 6.000%, due 01/17/17	281,325

				13,202,711

			Colombia: 1.2%
	50,000	S	Colombia Government International Bond, 10.000%, due 01/23/12	52,250
	1,115,000	S	Republic of Colombia, 7.375%, due 01/27/17	1,009,075
	1,055,000	S	Republic of Colombia, 8.125%, due 05/21/24	965,325
COP	2,061,000,000		Republic of Colombia, 9.850%, due 06/28/27	672,785

				2,699,435

			Dominican Republic: 1.0%
	$2,267,927	S	Dominican Republic, 9.040%, due 01/23/18	1,361,890
	2,115,000	#,S	Dominican Republic International Bond, 8.625%, due 04/20/27	920,025

				2,281,915

			El Salvador: 1.0%
	1,230,000		El Salvador Government International Bond, 7.650%, due 06/15/35	658,050
	2,440,000	I,S	El Salvador Government International Bond, 8.250%, due 04/10/32	1,598,200

				2,256,250

			Ghana: 0.2%
	900,000	#	Republic of Ghana, 8.500%, due 10/04/17	526,500

				526,500

			Hungary: 3.8%
HUF	1,450,000,000		Hungary Government International Bond, 6.750%, due 02/12/13	5,855,627
HUF	700,000,000		Hungary Government International Bond, 8.000%, due 02/12/15	2,949,632

				8,805,259

			Indonesia: 1.5%
	$2,415,000		Indonesia Government International Bond, 7.500%, due 01/15/16	1,742,435
	1,110,000	#	Indonesia Government International Bond, 7.750%, due 01/17/38	727,050
	1,470,000	S	Indonesia Government International Bond, 8.500%, due 10/12/35	938,573

				3,408,058

			Iraq: 2.0%
	9,050,000	C,I,S	Republic of Iraq, 5.800%, due 01/15/28	4,570,250

				4,570,250

			Lebanon: 0.1%
	210,000	I	Lebanon Government International Bond, 8.250%, due 04/12/21	155,925

				155,925

			Malaysia: 3.6%
MYR	30,000,000		Malaysia Government International Bond, 4.240%, due 02/07/18	8,366,688

				8,366,688

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of October 31, 2008 (continued)

Principal
Amount				Value

			Mexico: 5.6%
MXN	152,000,000		Mexican Bonos, 7.750%, due 12/14/17	$11,101,579
	$600,000		Mexico Government International Bond, 7.500%, due 04/08/33	579,000
	1,300,000		Mexico Government International Bond, 8.300%, due 08/15/31	1,345,500

				13,026,079

			Nigeria: 0.0%
	500,000	S	Central Bank of Nigeria, 5.092%, due 01/05/10	68,750

				68,750

			Pakistan: 0.7%
	3,695,000	I	Islamic Republic of Pakistan, 6.875%, due 06/01/17	1,339,438
	610,000	I	Pakistan Government International Bond, 7.125%, due 03/31/16	232,057

				1,571,495

			Panama: 1.0%
	50,000		Panama Government International Bond, 6.700%, due 01/26/36	39,250
	1,595,000	S	Panama Government International Bond, 7.125%, due 01/29/26	1,323,850
	1,000,000		Panama Government International Bond, 8.875%, due 09/30/27	935,000
	130,000	S	Panama Government International Bond, 9.375%, due 04/01/29	126,750

				2,424,850

			Peru: 1.2%
	1,400,000		Peru Government International Bond, 6.550%, due 03/14/37	973,000
PEN	5,000,000	#,I	Peru Government International Bond, 6.900%, due 08/12/37	1,144,098
	$720,000	S	Peru Government International Bond, 7.350%, due 07/21/25	612,000

				2,729,098

			Philippines: 0.9%
	600,000		Philippine Government International Bond, 8.875%, due 03/17/15	603,000
	1,500,000		Philippine Government International Bond, 9.000%, due 02/15/13	1,522,500

				2,125,500

			Russia: 3.2%
	4,792,200	S	Russia Government International Bond, 7.500%, due 03/31/30	4,196,161
	2,800,000	S	Russia Government International Bond, 12.750%, due 06/24/28	3,248,605

				7,444,766

			South Africa: 0.5%
	1,705,000		South Africa Government International Bond, 5.875%, due 05/30/22	1,095,242

				1,095,242

			Turkey: 7.2%
	4,050,000	S	Republic of Turkey, 7.000%, due 09/26/16	3,300,750
TRY	4,800,000		Turkey Government International Bond, due 04/14/10	2,276,840
TRY	3,000,000		Turkey Government International Bond, 14.000%, due 09/26/12	1,459,434
TRY	3,000,000		Turkey Government International Bond, 20.240%, due 06/26/13	1,997,020
	$1,000,000		Turkey Government International Bond, 6.875%, due 03/17/36	685,000
	2,250,000	S	Turkey Government International Bond, 7.375%, due 02/05/25	1,766,250
TRY	3,080,000		Turkey Government International Bond, 10.000%, due 02/15/12	1,560,297
TRY	130,000		Turkey Government International Bond, 14.000%, due 01/19/11	70,578
TRY	7,000,000		Turkey Government International Bond, 16.000%, due 03/07/12	3,732,305

				16,848,474

			Ukraine: 0.6%
	$1,400,000	I	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 6.800%, due 10/04/12	637,000
	360,000	I	Ukraine Government International Bond, 6.580%, due 11/21/16	149,400
	1,180,000	I,S	Ukraine Government International Bond, 7.650%, due 06/11/13	601,800

				1,388,200

			Uruguay: 2.0%
	314,322	S	Oriental Republic of Uruguay, 7.625%, due 03/21/36	190,165
	3,517,500	&	Uruguay Government International Bond, 7.875%, due 01/15/33	2,198,438
	3,300,000	S	Uruguay Government International Bond, 8.000%, due 11/18/22	2,260,500

				4,649,103

			Venezuela: 2.9%
	2,200,000		Bolivarian Republic of Venezuela, 9.375%, due 01/13/34	1,133,000
	860,000		Republic of Venezuela, 6.000%, due 12/09/20	359,050

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Markets Fixed Income Fund
as of October 31, 2008 (continued)

Principal
Amount				Value

		Venezuela (continued)
$2,400,000		Republic of Venezuela, 7.000%, due 03/31/38		$996,000
2,000,000	S	Venezuela Government International Bond, 5.750%, due 02/26/16		930,000
4,900,000		Venezuela Government International Bond, 7.000%, due 12/01/18		2,266,250
1,340,000		Venezuela Government International Bond, 7.650%, due 04/21/25		609,700
540,000		Venezuela Government International Bond, 9.000%, due 05/07/23		261,630
160,000		Venezuela Government International Bond, 9.250%, due 05/07/28		78,800
340,000	S	Venezuela Government International Bond, 13.625%, due 08/15/18		239,700

				6,874,130

		Total Foreign Government Bonds (Cost $169,598,894)		110,279,084

	Total Investments in Securities
		(Cost $274,923,243)*	76.4%	$177,402,904
		Other Assets and Liabilities - Net	23.6	54,877,359

		Net Assets	100.0%	$232,280,263

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid Security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
CLN	Credit Linked Notes
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
DEM	German Mark
HUF	Hungarian Forint
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
TRY	Turkish Lira

*	Cost for federal income tax purposes is $274,964,153.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$88,374
Gross Unrealized Depreciation	(97,649,623)

Net Unrealized Depreciation	$(97,561,249)

Percentage of
Industry	Net Assets

Banks	7.7%
Chemicals	0.3
Diversified Financial Services	5.7
Electric	2.6
Foreign Government Bonds	48.4
Forest Products & Paper	0.2
Gas	0.3
Iron/Steel	0.5
Media	0.3
Multi-National	0.1
Municipal	0.1
Oil & Gas	9.3
Telecommunications	0.5
Transportation	0.4
Other Assets and Liabilities — Net	23.6

Net Assets	100.0%

At October 31, 2008 the following forward foreign currency contracts were outstanding for the ING Emerging Markets Fixed Income Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Brazilian Real BRL 5,100,000	BUY	11/6/08	2,094,455	2,348,295	$253,840
Chilean Peso CLP 2,800,000,000	BUY	11/24/08	5,253,283	4,161,735	(1,091,548)
Czech Koruna CZK 152,000,000	BUY	11/24/08	9,129,677	8,070,258	(1,059,419)
EU Euro EUR 2,000,000	BUY	11/24/08	2,875,200	2,546,741	(328,459)
Malaysian Ringgit MYR 15,500,000	BUY	11/12/08	4,511,192	4,363,936	(147,256)
Peruvian Nuevo Sol PEN 9,500,000	BUY	11/6/08	3,164,557	3,086,611	(77,946)
Polish Zloty PLN 29,000,000	BUY	11/24/08	10,552,362	10,459,644	(92,718)
Russian Ruble RUB 200,000,000	BUY	11/10/08	7,860,090	7,303,881	(556,209)
South African Rand ZAR 17,500,000	BUY	11/6/08	2,053,750	1,787,301	(266,449)
South African Rand ZAR 89,093,741	BUY	11/28/08	8,279,318	9,043,638	764,320

					$(2,601,844)

Brazilian Real BRL 5,100,000	SELL	11/6/08	2,526,003	2,348,296	$177,707
Hungarian Forint HUF 274,000,000	SELL	11/6/08	1,539,758	1,344,452	195,306
Mexican Peso MXN 52,800,000	SELL	11/18/08	4,093,817	4,081,271	12,546
Russian Ruble RUB 200,000,000	SELL	11/10/08	7,421,150	7,303,881	117,269
Turkish Lira TRY 2,400,000	SELL	11/6/08	1,806,549	1,551,353	255,196

					$758,024

ING Emerging Markets Fixed Income Fund Open Futures Contracts on October 31, 2008:

	Number of	Expiration	Unrealized
Contract Description	Contracts	Date	Appreciation

Long Contracts

U.S. Treasury 5-Year Note	58	12/31/08	$106,339

			$106,339

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2008

Principal
Amount			Value

CORPORATE BONDS/NOTES: 13.1%

		Aerospace/Defense: 0.2%
$250,000	C,S	United Technologies Corp., 5.375%, due 12/15/17	$220,429

			220,429

		Agriculture: 0.5%
400,000	S	Philip Morris International, Inc., 4.875%, due 05/16/13	371,646
250,000	S	Philip Morris International, Inc., 6.375%, due 05/16/38	198,734

			570,380

		Airlines: 0.1%
150,000	C,S	Delta Airlines, Inc., 7.570%, due 11/18/10	124,500

			124,500

		Banks: 2.3%
700,000	C,S	Bank of America Corp., 8.000%, due 12/29/49	524,868
500,000	C,S	Bank of America Corp., 8.125%, due 12/29/49	388,090
885,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	616,270
400,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	284,569
850,000	C,S	JPMorgan Chase & Co., 7.900%, due 04/29/49	690,647
3,000	S	National City Corp., 6.875%, due 05/15/19	2,240
77,000	C,S	Wachovia Corp., 7.980%, due 02/08/49	58,295

			2,564,979

		Beverages: 1.3%
BRL 900,000	@@, #, S	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	299,100
$750,000	#,C, S	Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	657,740
469,000	C,S	PepsiCo, Inc., 7.900%, due 11/01/18	495,659

			1,452,499

		Computers: 0.7%
251,000	C,S	Hewlett-Packard Co., 5.500%, due 03/01/18	216,141
278,000	C,S	International Business Machines Corp., 7.625%, due 10/15/18	288,166
256,000	C,S	International Business Machines Corp., 8.000%, due 10/15/38	266,302

			770,609

		Diversified Financial Services: 0.5%
90,000	S	American Express Co., 8.150%, due 03/19/38	70,662
83,000	S	Caterpillar Financial Services Corp., 5.450%, due 04/15/18	68,419
92,000	S	John Deere Capital Corp., 5.750%, due 09/10/18	76,822
369,000	C,S	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	391,778

			607,681

		Electric: 0.3%
64,000	C,S	Commonwealth Edison Co., 4.700%, due 04/15/15	52,652
319,000	C,S	Constellation Energy Group, 7.600%, due 04/01/32	263,268

			315,920

		Food: 0.4%
66,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	56,643
500,000	S	Kraft Foods, Inc., 6.500%, due 08/11/17	440,243

			496,886

		Household Products/Wares: 0.7%
785,000	S	Kimberly-Clark Corp., 7.500%, due 11/01/18	798,506

			798,506

		Media: 2.0%
250,000	C,S	Comcast Corp., 5.700%, due 05/15/18	206,928
76,000	C,S	Comcast Corp., 5.900%, due 03/15/16	65,497
250,000	C,S	Comcast Corp., 6.300%, due 11/15/17	216,400
84,000	C,S	Comcast Corp., 6.950%, due 08/15/37	68,679
451,000	#,C, S	COX Communications, Inc., 6.250%, due 06/01/18	368,602
397,000	C,S	News America, Inc., 6.150%, due 03/01/37	289,886
159,000	C,S	Time Warner Cable, Inc., 6.200%, due 07/01/13	145,195
350,000	C,S	Time Warner Cable, Inc., 6.750%, due 07/01/18	300,691
446,000	C,S	Time Warner, Inc., 7.700%, due 05/01/32	361,137
373,000	C,S	Viacom, Inc., 6.875%, due 04/30/36	262,752

			2,285,767

		Miscellaneous Manufacturing: 0.2%
310,000	C,S	Honeywell International, Inc., 5.300%, due 03/01/18	273,257

			273,257

		Retail: 0.1%
87,000	C,S	CVS Caremark Corp., 5.750%, due 06/01/17	70,325

			70,325

		Software: 0.2%
159,000	C,S	Oracle Corp., 5.250%, due 01/15/16	140,439
86,000	C,S	Oracle Corp., 5.750%, due 04/15/18	75,384

			215,823

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2008 (continued)

Principal
Amount			Value

		Telecommunications: 2.1%
$290,000	@@, C, S	British Telecommunications PLC, 5.950%, due 01/15/18	$230,046
138,000	@@, C, S	Deutsche Telekom International Finance BV, 5.875%, due 08/20/13	125,003
120,000	C,S	Embarq Corp., 6.738%, due 06/01/13	104,498
87,000	@@, C, S	France Telecom SA, 8.500%, due 03/01/31	82,174
420,000	@@, C, S	Telefonica Emisones SAU, 6.421%, due 06/20/16	365,114
580,000	C,S	Verizon Communications, Inc., 8.750%, due 11/01/18	593,218
570,000	C,S	Verizon Communications, Inc., 8.950%, due 03/01/39	579,975
420,000	@@, C, S	Vodafone Group PLC, 5.625%, due 02/27/17	343,385

			2,423,413

		Transportation: 1.5%
50,000	C,S	Burlington Northern Santa Fe Corp., 5.750%, due 03/15/18	43,863
162,000	C,S	Burlington Northern Santa Fe Corp., 6.150%, due 05/01/37	127,280
200,000	C,S	Burlington Northern Santa Fe Corp., 6.200%, due 08/15/36	157,590
518,000	C,S	CSX Corp., 6.250%, due 03/15/18	417,664
33,000	C,S	CSX Corp., 7.450%, due 04/01/38	25,468
200,000	C,S	Norfolk Southern Corp., 5.750%, due 04/01/18	172,453
42,000	C,S	Norfolk Southern Corp., 7.050%, due 05/01/37	36,371
250,000	C,S	Norfolk Southern Corp., 7.700%, due 05/15/17	246,178
350,000	C,S	Union Pacific Corp., 5.700%, due 08/15/18	294,901
127,000	C,S	Union Pacific Corp., 6.625%, due 02/01/29	103,456
24,000	C,S	Union Pacific Corp., 7.875%, due 01/15/19	23,795

			1,649,019

		Total Corporate Bonds/Notes (Cost $15,220,743 )	14,839,993

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.7%

		Federal National Mortgage Association: 11.5%
667,000	W	5.000%, due 11/15/20	652,097
3,044,000	W	5.000%, due 11/15/37	2,884,665
646,000	W	5.500%, due 11/15/18	644,082
4,065,000	W	5.500%, due 11/13/33	3,971,631
383,442	S	5.500%, due 06/01/37	374,893
4,577,000	W	6.000%, due 11/15/33	4,577,000

			13,104,368

		Government National Mortgage Association: 2.2%
1,084,000	W	5.000%, due 03/15/38	1,034,373
1,460,000	W	5.500%, due 12/19/30	1,428,519

			2,462,892

		Total U.S. Government Agency Obligations (Cost $15,992,561 )	15,567,260

U.S. TREASURY OBLIGATIONS: 17.3%

		U.S. Treasury Bonds: 2.1%
995,000	S	4.000%, due 08/15/18	996,633
1,347,000	S	4.375%, due 02/15/38	1,351,421

			2,348,054

		U.S. Treasury Notes: 12.2%
9,888,000	S	1.500%, due 10/31/10	9,871,012
3,849,000	S	3.125%, due 09/30/13	3,912,751

			13,783,763

		Treasury Inflation Indexed Protected Securitiesip: 3.0%
1,280,135	S	1.375%, due 07/15/18	1,077,891
2,516,618	S	2.375%, due 04/15/11	2,386,660

			3,464,551

		Total U.S. Treasury Obligations (Cost $19,794,603 )	19,596,368

ASSET-BACKED SECURITIES: 1.3%

		Other Asset-Backed Securities: 1.3%
1,000,000	#,C, S	Grand Horn Ltd., 5.419%, due 01/12/22	840,000
767,793	@@, #, C, S	Liberty Square CDO Ltd., 4.846%, due 04/15/13	651,664

		Total Asset-Backed Securities (Cost $1,663,888 )	1,491,664

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.8%
700,000	C,S	GE Capital Commercial Mortgage Corp., 5.340%, due 03/10/44	549,058
122,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	115,145
700,000	C,S	Greenwich Capital Commercial Funding Corp., 5.475%, due 03/10/39	423,508
500,000	C,S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	373,756
1,027,000	C,S	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	794,435
250,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	221,815
700,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.345%, due 12/15/44	563,116
97,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	91,344

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2008 (continued)

Principal
Amount			Value

$500,000	C,S	LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	$387,814
500,000	C,S	LB-UBS Commercial Mortgage Trust, 6.150%, due 04/15/41	398,902
500,000	C,S	LB-UBS Commercial Mortgage Trust, 6.320%, due 04/15/41	388,553

		Total Collateralized Mortgage Obligations (Cost $5,315,001 )	4,307,446

MUNICIPAL BONDS: 0.7%

		Louisiana: 0.4%
400,000	C,S	State of Louisiana, 5.000%, due 10/15/17	408,856

			408,856

		Washington: 0.3%
400,000	C,S	State of Washington, 5.000%, due 01/01/33	373,920

			373,920

		Total Municipal Bonds (Cost $817,928 )	782,776

OTHER BONDS: 38.7%

		Foreign Government Bonds: 38.7%
EUR 7,040,000	@@,S	Bundesobligation, 3.500%, due 04/08/11	9,131,362
EUR 4,000,000		Bundesobligation, 4.000%, due 10/11/13	5,193,860
EUR 2,665,000	@@,S	Bundesrepublik Deutschland, 4.250%, due 07/04/17	3,488,620
EUR 1,810,000	@@,S	Bundesrepublik Deutschland, 4.250%, due 07/04/39	2,224,130
CAD 19,000,000	@@,S	Canadian Government International Bond, 2.750%, due 12/01/10	15,996,698
EUR 930,000	@@,S	France Government International Bond, 3.250%, due 04/25/16	1,125,751
EUR 915,000	@@,S	Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	1,091,762
GBP 230,000	@@,S	United Kingdom Gilt Bond, 4.250%, due 03/07/36	347,176
GBP 3,000,000	@@,S	United Kingdom Gilt Bond, 4.750%, due 06/07/10	4,964,477
UYU 6,067,000	@@,S	Uruguay Government International Bond, 4.250%, due 04/05/27	135,999

		Total Other Bonds (Cost $49,067,542 )	43,699,835

		Total Long-Term Investments (Cost $107,872,266 )	100,285,342

Shares			Value

SHORT-TERM INVESTMENTS: 19.9%

		Affiliated Mutual Fund: 18.7%
21,125,000	S	ING Institutional Prime Money Market Fund	$21,125,000

		Total Mutual Fund (Cost $21,125,000 )	21,125,000

Principal
Amount			Value

		Foreign Government Securities: 0.7%
$630,000	Z	German Treasury Bill, 3.330%, due 02/18/09	$794,889

		Total Foreign Government Securities (Cost $910,610 )	794,889

		Repurchase Agreement: 0.5%
568,000	S	Deutsche Bank Repurchase Agreement dated 10/31/08, 0.200%, due 11/03/08, $568,009 to be received upon repurchase (Collateralized by $585,000 Federal Home Loan Bank, 5.125%, Market Value plus accrued interest $581,249, due 10/19/16)	568,000

		Total Repurchase Agreement (Cost $568,000 )	568,000

		Total Short-Term Investments (Cost $22,603,610 )	22,487,889

	Total Investments in Securities
	(Cost $130,475,876)*	108.4%	$122,773,231
	Other Assets and Liabilities - Net	(8.4)	(9,503,707)

	Net Assets	100.0%	$113,269,524

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
UYU	Uruguayan Peso

*	Cost for federal income tax purposes is $130,560,608.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$136,325
Gross Unrealized Depreciation	(7,923,702)

Net Unrealized Depreciation	$(7,787,377)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2008 (continued)

At October 31, 2008 the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

					Unrealized
		Settlement	In Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD
AUD
Australian Dollar 1,903,100	BUY	11/17/08	1,332,474	1,262,547	$(69,927)
AUD
Australian Dollar 2,032,717	BUY	11/17/08	1,390,000	1,348,537	(41,463)
AUD
Australian Dollar 1,034,982	BUY	11/17/08	715,000	686,624	(28,376)
AUD
Australian Dollar 842,121	BUY	11/17/08	567,000	558,677	(8,323)
AUD
Australian Dollar 4,966,724	BUY	11/17/08	3,321,000	3,295,005	(25,995)
BRL
Brazilian Real 1,494,250	BUY	11/6/08	695,000	688,028	(6,972)
CAD
Canadian Dollar 1,151,351	BUY	11/17/08	973,000	955,061	(17,939)
CAD
Canadian Dollar 619,848	BUY	11/17/08	509,000	514,172	5,172
CAD
Canadian Dollar 993,795	BUY	11/17/08	793,000	824,366	31,366
CAD
Canadian Dollar 970,536	BUY	11/17/08	773,000	805,072	32,072
CAD
Canadian Dollar 1,277,320	BUY	11/17/08	990,000	1,059,553	69,553
CHF
Swiss Franc 311,900	BUY	11/6/08	286,611	268,972	(17,639)
CHF
Swiss Franc 873,130	BUY	11/6/08	807,000	752,956	(54,044)
CHF
Swiss Franc 1,382,072	BUY	11/6/08	1,206,000	1,191,851	(14,149)
CHF
Swiss Franc 893,893	BUY	11/6/08	785,000	770,862	(14,138)
CHF
Swiss Franc 861,179	BUY	11/6/08	763,000	742,651	(20,349)
CHF
Swiss Franc 1,758,375	BUY	11/6/08	1,548,000	1,516,361	(31,639)
CHF
Swiss Franc 1,173,380	BUY	11/6/08	1,035,000	1,011,881	(23,119)
CHF
Swiss Franc 852,181	BUY	11/6/08	751,000	734,891	(16,109)
CHF
Swiss Franc 357,531	BUY	11/6/08	315,000	308,322	(6,678)
CHF
Swiss Franc 731,439	BUY	11/6/08	630,000	630,767	767
CHF
Swiss Franc 819,554	BUY	11/6/08	707,000	706,755	(245)
DKK
Danish Krone 2,200,000	BUY	11/6/08	431,522	376,397	(55,125)
EUR
EU Euro 3,449,500	BUY	11/17/08	4,724,090	4,393,678	(330,412)
EUR
EU Euro 1,569,540	BUY	11/17/08	2,113,000	1,999,146	(113,854)
EUR
EU Euro 1,621,536	BUY	11/17/08	2,174,000	2,065,374	(108,626)
EUR
EU Euro 903,506	BUY	11/17/08	1,179,000	1,150,808	(28,192)
GBP
British Pound 752,673	BUY	11/6/08	1,383,000	1,210,860	(172,140)
GBP
British Pound 419,299	BUY	11/6/08	760,000	674,547	(85,453)
GBP
British Pound 361,126	BUY	11/6/08	645,000	580,961	(64,039)
GBP
British Pound 458,593	BUY	11/6/08	813,000	737,760	(75,240)
GBP
British Pound 460,846	BUY	11/6/08	813,000	741,386	(71,614)
GBP
British Pound 630,549	BUY	11/6/08	1,102,000	1,014,394	(87,606)
GBP
British Pound 563,480	BUY	11/6/08	989,000	906,497	(82,503)
GBP
British Pound 309,116	BUY	11/6/08	538,000	497,290	(40,710)
GBP
British Pound 314,899	BUY	11/6/08	538,000	506,592	(31,408)
GBP
British Pound 1,980,961	BUY	11/6/08	3,439,000	3,186,866	(252,134)
GBP
British Pound 973,870	BUY	11/6/08	1,707,000	1,566,711	(140,289)
GBP
British Pound 965,336	BUY	11/6/08	1,668,000	1,552,982	(115,018)
GBP
British Pound 385,041	BUY	11/6/08	650,000	619,434	(30,566)
GBP
British Pound 372,359	BUY	11/6/08	580,000	599,032	19,032
GBP
British Pound 172,676	BUY	11/6/08	282,000	277,791	(4,209)
JPY
Japanese Yen 1,981,733,900	BUY	11/17/08	19,541,202	20,129,288	588,086
JPY
Japanese Yen 64,159,998	BUY	11/17/08	641,000	651,700	10,700
JPY
Japanese Yen 111,641,401	BUY	11/17/08	1,133,000	1,133,988	988
JPY
Japanese Yen 103,255,556	BUY	11/17/08	1,116,000	1,048,809	(67,191)
JPY
Japanese Yen 103,199,756	BUY	11/17/08	1,116,000	1,048,242	(67,758)
JPY
Japanese Yen 137,086,985	BUY	11/17/08	1,412,000	1,392,449	(19,551)
KRW
South Korean Won 1,359,700,006	BUY	11/17/08	1,075,712	1,056,510	(19,202)
MXN
Mexican Peso 3,918,600	BUY	11/20/08	317,006	302,713	(14,293)
MXN
Mexican Peso 7,604,920	BUY	11/20/08	564,000	587,482	23,482
NOK
Norwegian Krone 4,196,256	BUY	11/6/08	701,000	622,724	(78,276)
NOK
Norwegian Krone 8,537,853	BUY	11/6/08	1,385,000	1,267,017	(117,983)
NOK
Norwegian Krone 9,151,759	BUY	11/6/08	1,471,000	1,358,120	(112,880)
NOK
Norwegian Krone 4,534,336	BUY	11/6/08	695,000	672,895	(22,105)
NOK
Norwegian Krone 4,327,262	BUY	11/6/08	630,000	642,165	12,165
NOK
Norwegian Krone 4,282,351	BUY	11/6/08	628,000	635,501	7,501
NZD
New Zealand Dollar 1,657,193	BUY	11/17/08	1,035,000	962,962	(72,038)
NZD
New Zealand Dollar 1,624,198	BUY	11/17/08	1,001,000	943,789	(57,211)
NZD
New Zealand Dollar 1,479,474	BUY	11/17/08	878,000	859,693	(18,307)
NZD
New Zealand Dollar 2,406,472	BUY	11/17/08	1,432,000	1,398,353	(33,647)
NZD
New Zealand Dollar 1,447,809	BUY	11/17/08	847,000	841,293	(5,707)
PLN
Polish Zloty 1,000,000	BUY	11/28/08	391,567	360,550	(31,017)
SEK
Swedish Krona 13,975,400	BUY	11/6/08	2,110,389	1,800,616	(309,773)
SEK
Swedish Krona 3,346,927	BUY	11/6/08	477,000	431,224	(45,776)
SEK
Swedish Krona 6,027,093	BUY	11/6/08	849,000	776,542	(72,458)
SEK
Swedish Krona 4,396,916	BUY	11/6/08	573,000	566,506	(6,494)
SEK
Swedish Krona 4,485,582	BUY	11/6/08	571,000	577,930	6,930
TWD
Taiwan New Dollar 14,000,000	BUY	11/28/08	433,262	426,096	(7,166)

					$(2,657,261)

AUD
Australian Dollar 798,663	SELL	11/17/08	560,000	529,846	$30,154
AUD
Australian Dollar 805,490	SELL	11/17/08	556,000	534,375	21,625
AUD
Australian Dollar 2,101,444	SELL	11/17/08	1,390,000	1,394,132	(4,132)
AUD
Australian Dollar 2,024,805	SELL	11/17/08	1,390,000	1,343,288	46,712
AUD
Australian Dollar 2,080,136	SELL	11/17/08	1,430,000	1,379,996	50,004
AUD
Australian Dollar 2,625,340	SELL	11/17/08	1,598,000	1,741,693	(143,693)
AUD
Australian Dollar 1,367,086	SELL	11/17/08	849,000	906,947	(57,947)
AUD
Australian Dollar 1,273,998	SELL	11/17/08	847,000	845,191	1,809

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2008 (continued)

					Unrealized
		Settlement	In Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD
AUD
Australian Dollar 1,048,852	SELL	11/17/08	714,000	695,826	$18,174
BRL
Brazilian Real 1,408,920	SELL	11/6/08	597,000	648,737	(51,737)
BRL
Brazilian Real 695,147	SELL	11/21/08	347,400	318,128	29,272
CAD
Canadian Dollar 2,407,665	SELL	11/17/08	2,098,000	1,997,189	100,811
CAD
Canadian Dollar 16,139,600	SELL	11/17/08	13,917,048	13,388,008	529,040
CAD
Canadian Dollar 1,517,335	SELL	11/17/08	1,192,000	1,258,649	(66,649)
CHF
Swiss Franc 823,316	SELL	11/6/08	760,000	709,998	50,002
CHF
Swiss Franc 471,094	SELL	11/6/08	421,000	406,255	14,745
CHF
Swiss Franc 597,577	SELL	11/6/08	533,000	515,330	17,670
CHF
Swiss Franc 1,114,911	SELL	11/6/08	981,000	961,460	19,540
CHF
Swiss Franc 764,001	SELL	11/6/08	673,000	658,848	14,152
CHF
Swiss Franc 449,993	SELL	11/6/08	396,000	388,058	7,942
CHF
Swiss Franc 1,597,788	SELL	11/6/08	1,415,000	1,377,876	37,124
CHF
Swiss Franc 850,239	SELL	11/6/08	751,000	733,217	17,783
CHF
Swiss Franc 1,219,169	SELL	11/6/08	1,048,000	1,051,368	(3,368)
CHF
Swiss Franc 1,070,703	SELL	11/6/08	928,000	923,337	4,663
CHF
Swiss Franc 806,166	SELL	11/6/08	712,000	695,209	16,791
EUR
EU Euro 287,179	SELL	11/17/08	392,000	365,784	26,216
EUR
EU Euro 266,553	SELL	11/17/08	344,000	339,512	4,488
EUR
EU Euro 588,346	SELL	11/17/08	743,000	749,385	(6,385)
EUR
EU Euro 793,719	SELL	11/17/08	990,000	1,010,971	(20,971)
EUR
EU Euro 873,726	SELL	11/17/08	1,130,000	1,112,878	17,122
EUR
EU Euro 663,094	SELL	11/17/08	856,000	844,592	11,408
GBP
British Pound 3,466,200	SELL	11/6/08	6,399,669	5,576,240	823,429
GBP
British Pound 376,249	SELL	11/6/08	691,000	605,289	85,711
GBP
British Pound 353,785	SELL	11/6/08	617,000	569,151	47,849
GBP
British Pound 718,989	SELL	11/6/08	1,262,000	1,156,672	105,328
GBP
British Pound 962,746	SELL	11/6/08	1,668,000	1,548,815	119,185
GBP
British Pound 1,224,647	SELL	11/6/08	2,117,000	1,970,147	146,853
GBP
British Pound 557,776	SELL	11/6/08	907,000	897,321	9,679
GBP
British Pound 637,860	SELL	11/6/08	1,031,000	1,026,156	4,844
GBP
British Pound 620,280	SELL	11/6/08	968,000	997,874	(29,874)
JPY
Japanese Yen 85,635,807	SELL	11/17/08	839,000	869,838	(30,838)
JPY
Japanese Yen 106,762,973	SELL	11/17/08	1,056,000	1,084,436	(28,436)
JPY
Japanese Yen 55,762,985	SELL	11/17/08	573,000	566,408	6,592
JPY
Japanese Yen 39,033,025	SELL	11/17/08	410,000	396,475	13,525
MXN
Mexican Peso 7,316,960	SELL	11/20/08	556,000	565,237	(9,237)
MXN
Mexican Peso 7,607,040	SELL	11/20/08	566,000	587,646	(21,646)
NOK
Norwegian Krone 856,600	SELL	11/6/08	151,442	127,119	24,323
NOK
Norwegian Krone 3,261,527	SELL	11/6/08	576,000	484,010	91,990
NOK
Norwegian Krone 3,196,410	SELL	11/6/08	563,000	474,347	88,653
NOK
Norwegian Krone 4,920,489	SELL	11/6/08	785,000	730,200	54,800
NOK
Norwegian Krone 8,669,456	SELL	11/6/08	1,402,000	1,286,547	115,453
NOK
Norwegian Krone 8,752,399	SELL	11/6/08	1,399,000	1,298,855	100,145
NOK
Norwegian Krone 5,668,489	SELL	11/6/08	858,000	841,203	16,797
NOK
Norwegian Krone 9,775,987	SELL	11/6/08	1,415,000	1,450,757	(35,757)
NOK
Norwegian Krone 3,759,763	SELL	11/6/08	565,000	557,948	7,052
NZD
New Zealand Dollar 780,600	SELL	11/17/08	483,886	453,591	30,295
NZD
New Zealand Dollar 1,905,602	SELL	11/17/08	1,140,000	1,107,308	32,692
NZD
New Zealand Dollar 2,827,880	SELL	11/17/08	1,724,000	1,643,225	80,775
NZD
New Zealand Dollar 502,229	SELL	11/17/08	304,000	291,835	12,165
NZD
New Zealand Dollar 1,336,719	SELL	11/17/08	736,000	776,742	(40,742)
NZD
New Zealand Dollar 592,047	SELL	11/17/08	325,000	344,028	(19,028)
RUB
Russian Ruble 56,940,000	SELL	11/6/08	2,261,466	2,089,003	172,463
SEK
Swedish Krona 3,818,564	SELL	11/6/08	563,000	491,991	71,009
SEK
Swedish Krona 2,931,928	SELL	11/6/08	421,000	377,755	43,245
SEK
Swedish Krona 4,784,731	SELL	11/6/08	673,000	616,473	56,527
SEK
Swedish Krona 5,015,988	SELL	11/6/08	707,000	646,269	60,731
SEK
Swedish Krona 2,016,464	SELL	11/6/08	283,000	259,805	23,195
SEK
Swedish Krona 9,975,410	SELL	11/6/08	1,399,000	1,285,251	113,749
SEK
Swedish Krona 5,673,922	SELL	11/6/08	707,000	731,039	(24,039)
SEK
Swedish Krona 4,305,926	SELL	11/6/08	565,000	554,783	10,217

					$3,062,039

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2008 (continued)

ING Global Bond Fund Open Futures Contracts on October 31, 2008:

			Unrealized
	Number of	Expiration	Appreciation/
Contract Description	Contracts	Date	(Depreciation)

Long Contracts
90-Day Sterling	100	03/17/10	$384,293
Australia 3-Year Bond	177	12/15/08	282,647
Euro-Bund	25	12/08/08	53,018
Euro-Schatz	159	12/08/08	532,143
Japan 10-Year Bond (TSE)	12	12/11/08	(80,696)
Japanese Government Bonds 10-Year Mini	4	12/10/08	13
Long Gilt	62	12/29/08	142,187

			$1,313,605

Short Contracts
90-Day Sterling	100	03/18/09	$(472,964)
Australia 10-Year Bond	40	12/15/08	(15,021)
U.S. Treasury Long Bond	110	12/19/08	328,666

			$(159,319)

ING Global Bond Fund Credit Default Swap Agreements Outstanding on October 31, 2008:

							Unrealized
		Buy/Sell	(Pay)/Receive	Termination		Notional	Appreciation/
Counterparty	Reference Entity/Obligation	Protection(1)	Fixed Rate (%)	Date		Amount	(Depreciation)

UBS AG	Australia and New Zealand Banking Group Ltd. 4.450%, 02/05/15	Buy	(0.350)	09/20/17	USD	50,000	$3,130
Citibank N.A., New York	Bank of Scotland PLC 5.125%, 12/05/13	Buy	(0.660)	09/20/17	USD	100,000	4,787
UBS AG	Bank of Scotland PLC 5.125%, 12/05/13	Buy	(0.410)	09/20/17	USD	50,000	3,277
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	100,000	2,120
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	1,000,000	148,711
Citibank N.A., New York	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	16,592,000	(478,410)
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)	09/20/17	USD	50,000	3,013
Citibank N.A., New York	LCDX.NA.9 Index (15-100% Tranche)	Buy	(1.080)	12/20/12	USD	2,000,000	176,818
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)	09/20/17	USD	50,000	3,206
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)	09/20/17	USD	100,000	4,136
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)	09/20/17	USD	50,000	2,534
Citibank N.A., New York	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.670)	09/20/17	USD	100,000	13,092
UBS AG	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.420)	09/20/17	USD	50,000	7,376
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)	09/20/17	USD	50,000	5,653

							$(100,557)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund must pay to the buyer of the protection the notional value of the swap contract less the value of the reference entity/obligation, and in certain instances take delivery of the reference entity/obligation. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional value of the swap contract less the value of the reference entity/obligation, which may have little or no value, and in certain instances deliver the reference entity/obligation to the seller.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2008 (continued)

ING Global Bond Fund Interest Rate Swap Agreements Outstanding on October 31, 2008:

			Notional	Unrealized
	Termination		Principal	Appreciation/
	Date		Amount	(Depreciation)

Receive a fixed rate equal to 3.186% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	04/22/10	USD	5,477,000	$40,227
Receive a fixed rate equal to 7.640% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	11/02/10	NZD	19,300,000	276,040
Receive a fixed rate equal to 7.380% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	01/12/11	NZD	11,700,000	141,655
Receive a fixed rate equal to 7.060% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	01/28/11	NZD	9,290,000	82,613
Receive a fixed rate equal to 7.015% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	02/04/11	NZD	4,700,000	26,607
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.410% Counterparty: UBS AG, London	11/02/15	NZD	6,530,000	(201,859)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.1825% Counterparty: UBS AG, London	01/12/16	NZD	4,000,000	(95,219)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.055% Counterparty: UBS AG, London	01/28/16	NZD	3,158,000	(62,794)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.000% Counterparty: UBS AG, London	02/04/16	NZD	1,580,000	(24,352)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.270% Counterparty: Citibank N.A., New York	01/23/18	USD	1,280,000	(3,766)

				$179,152

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Diversified International Fund
as of October 31, 2008

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 99.9%
684,101	ING Emerging Countries Fund — Class I		$11,020,818
4,389,431	ING Index Plus International Equity Fund — Class I		28,180,124
7,121,168	ING International Capital Appreciation Fund — Class I		47,925,431
6,274,452	ING International Equity Dividend Fund — Class I		33,631,050
1,967,835	ING International Growth Opportunities Fund — Class I		11,570,843
2,200,546	ING International Real Estate Fund — Class I		15,227,777
879,171	ING International SmallCap Fund — Class I		20,089,014
4,374,932	ING International Value Choice Fund — Class I		33,118,224
5,626,470	ING Foreign Fund — Class I		67,067,383

	Total Investments in Securities
	(Cost $445,557,718)*	99.9%	$267,830,664
	Other Assets and Liabilities - Net	0.1	297,919

	Net Assets	100.0%	$268,128,583

*	Cost for federal income tax purposes is $458,575,022.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(190,744,358)

Net Unrealized Depreciation	$(190,744,358)

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Mutual Funds was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Emerging Countries Fund	1	3,303,664.071	256,758.695	127,156.710	1,700,808.000	5,388,387.476
ING International SmallCap Fund	1	3,943,249.848	4,250,437.496	188,929.786	2,897,071.000	11,279,688.130
ING Russia Fund	1	4,123,725.745	547,550.981	150,848.838	4,102,805.000	8,924,930.564
ING International Growth Opportunities Fund	1	3,343,806.470	211,331.428	107,253.207	2,127,408.000	5,789,799.105
ING Global Equity Dividend Fund	2	8,801,534.302	572,748.029	317,208.513	6,231,716.000	15,923,206.844
ING Global Real Estate Fund	2	21,151,855.465	2,519,234.577	774,688.916	16,023,095.000	40,468,873.958
ING Russia Fund	2	4,164,475.651	530,750.074	126,899.839	4,102,805.000	8,924,930.564
ING International Growth Opportunities Fund	2	3,341,587.008	207,680.830	113,123.267	2,127,408.000	5,789,799.105
Colleen D. Baldwin	3	249,706,919.045	3,027,810.174	0.000	0.000	252,734,729.219
John V. Boyer	3	249,682,044.241	3,052,684.978	0.000	0.000	252,734,729.219
Patricia W. Chadwick	3	249,465,993.099	3,268,736.120	0.000	0.000	252,734,729.219
Robert W. Crispin	3	249,643,813.665	3,090,915.554	0.000	0.000	252,734,729.219
Peter S. Drotch	3	249,697,326.071	3,037,403.148	0.000	0.000	252,734,729.219
J. Michael Earley	3	249,522,554.729	3,212,174.490	0.000	0.000	252,734,729.219
Patrick W. Kenny	3	249,766,444.194	2,968,285.025	0.000	0.000	252,734,729.219
Shaun P. Mathews	3	249,749,451.981	2,985,277.238	0.000	0.000	252,734,729.219
Sheryl K. Pressler	3	249,640,102.557	3,094,626.662	0.000	0.000	252,734,729.219
David W.C. Putnam	3	249,463,578.379	3,271,150.840	0.000	0.000	252,734,729.219
Roger B. Vincent	3	249,707,425.710	3,027,303.509	0.000	0.000	252,734,729.219

*	The Shareholder Meeting for Proposals 1 and 2 were adjourned to December 17, 2007. Proposal 3 passed at this meeting.

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Mayflower Trust was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of ING International Value Fund’s investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for ING International Value Fund to permit the Fund’s investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

3	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING International Value Fund	1	53,134,727.860	12,931,098.876	1,846,960.854	49,989,278.000	117,902,065.590
ING International Value Fund	2	53,473,259.272	12,897,305.863	1,542,222.455	49,989,278.000	117,902,065.590
Colleen D. Baldwin	3	116,298,776.295	1,603,289.295	0.000	0.000	117,902,065.590
John V. Boyer	3	115,837,744.643	2,064,320.947	0.000	0.000	117,902,065.590
Patricia W. Chadwick	3	116,300,896.837	1,601,168.753	0.000	0.000	117,902,065.590
Robert W. Crispin	3	115,771,872.288	2,130,193.302	0.000	0.000	117,902,065.590
Peter S. Drotch	3	116,239,079.379	1,662,986.211	0.000	0.000	117,902,065.590
J. Michael Earley	3	115,921,536.128	1,980,529.462	0.000	0.000	117,902,065.590
Patrick W. Kenny	3	115,919,408.277	1,982,657.313	0.000	0.000	117,902,065.590
Shaun P. Mathews	3	115,849,151.042	2,052,914.548	0.000	0.000	117,902,065.590
Sheryl K. Pressler	3	115,770,736.133	2,131,329.457	0.000	0.000	117,902,065.590
David W.C. Putnam	3	116,273,111.205	1,628,954.385	0.000	0.000	117,902,065.590
Roger B. Vincent	3	116,316,328.731	1,585,736.859	0.000	0.000	117,902,065.590

*	The Shareholder Meeting was adjourned to December 17, 2007.

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Mutual Funds was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Results:

				Shares
				Voted
			Shares	Against			Total
			Voted	or	Shares	Broker	Shares
	Proposal		For	Withheld	Abstained	Non-Vote	Voted

ING Emerging Countries Fund	1	*	3,529,006.191	280,815.324	138,635.452	1,569,897.000	5,518,353.967
ING International SmallCap Fund	1	**	4,740,527.619	4,358,399.651	297,254.233	2,431,217.000	11,827,398.503
ING Russia Fund	1	**	4,579,183.510	603,011.206	219,936.660	3,635,599.000	9,037,730.376
ING International Growth Opportunities Fund	1	*	4,039,312.321	273,169.844	170,240.604	2,004,551.000	6,487,273.769
ING Global Equity Dividend Fund	2	*	9,832,039.528	700,045.216	391,917.152	5,508,641.000	16,432,642.896
ING Global Real Estate Fund	2	**	23,468,669.794	2,758,822.536	921,401.206	14,331,317.000	41,480,210.536
ING Russia Fund	2	**	4,620,033.621	589,915.409	192,182.346	3,635,599.000	9,037,730.376
ING International Growth Opportunities Fund	2	*	4,053,822.933	261,821.262	167,078.574	2,004,551.000	6,487,273.769

*	The Shareholder Meeting was adjourned to December 31, 2007.

**	The proposals did not pass.

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Mayflower Trust was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of ING International Value Fund’s investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for ING International Value Fund to permit the Fund’s investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

3	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING International Value Fund	1	61,904,583.421	13,826,523.452	2,572,363.315	46,288,030.000	124,591,500.188
ING International Value Fund	2	62,501,627.034	13,607,460.213	2,194,382.941	46,288,030.000	124,591,500.188
Colleen D. Baldwin	3	121,874,494.995	2,010,885.664	0.000	0.000	123,885,380.659
John V. Boyer	3	121,411,982.213	2,473,398.446	0.000	0.000	123,885,380.659
Patricia W. Chadwick	3	121,877,660.003	2,007,720.656	0.000	0.000	123,885,380.659
Robert W. Crispin	3	121,345,455.757	2,539,924.902	0.000	0.000	123,885,380.659
Peter S. Drotch	3	121,811,215.729	2,074,164.930	0.000	0.000	123,885,380.659
J. Michael Earley	3	121,493,007.375	2,392,373.284	0.000	0.000	123,885,380.659
Patrick W. Kenny	3	121,493,565.515	2,391,815.144	0.000	0.000	123,885,380.659
Shaun P. Mathews	3	121,423,388.418	2,461,992.241	0.000	0.000	123,885,380.659
Sheryl K. Pressler	3	121,349,642.026	2,535,738.633	0.000	0.000	123,885,380.659
David W.C. Putnam	3	121,844,329.644	2,041,051.015	0.000	0.000	123,885,380.659
Roger B. Vincent	3	121,890,566.059	1,994,814.600	0.000	0.000	123,885,380.659

*	Proposal 3 passed at this meeting. Proposals 1 and 2 did not pass.

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Mutual Funds was held December 31, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Emerging Countries Fund	1	3,788,561.250	336,812.506	142,377.185	1,441,855.000	5,709,605.941
ING International Growth Opportunities Fund	1	4,598,913.597	276,176.245	179,179.802	1,872,805.000	6,927,074.644
ING Global Equity Dividend Fund	2	10,926,527.364	719,218.216	427,476.968	4,798,437.000	16,871,659.548
ING International Growth Opportunities Fund	2	4,612,833.497	265,947.709	175,488.438	1,872,805.000	6,927,074.644

*	The Proposals did not pass

A special meeting of shareholders of ING Mayflower Trust was held July 15, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

1	To approve the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM.

Shares
Voted
			Shares	Against			Total
			Voted	or	Shares	Broker	Shares
	Proposal		For	Withheld	Abstained	Non-Vote	Voted

ING International Value Fund	1	*	65,816,825.483	8,384,545.398	5,114,530.878		79,315,901.759

*	The Shareholder Meeting for ING International Value Fund was adjourned to August 15, 2008.

A special meeting of shareholders of ING Mayflower Trust was held August 15, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

1	To approve the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM.

Shares
Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING International Value Fund	1	84,129,954.732	9,099,806.359	6,040,595.816		99,270,356.907

*	The Shareholder Meeting for ING International Value Fund was adjourned to October 17, 2008.

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Mutual Funds was held August 21, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

1	To approve a new sub-advisory agreement for ING Emerging Countries Fund (the “Fund”) between ING Investments, LLC, the Fund’s investment adviser, and ING Investment Management Advisors B.V. (“IIMA”), under which IIMA would become the sub-adviser to the Fund.

Shares
Voted
			Shares	Against			Total
			Voted	or	Shares	Broker	Shares
	Proposal		For	Withheld	Abstained	Non-Vote	Voted

ING Emerging Countries Fund	1	*	3,699,461.237	135,945.150	194,436.337		4,029,842.724

*	The Proposal passed.

A special meeting of shareholders of ING Mayflower Trust was held October 17, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

1	To approve the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM.

Shares
Voted
			Shares	Against			Total
			Voted	or	Shares	Broker	Shares
	Proposal		For	Withheld	Abstained	Non-vote	Voted

ING International Value Fund	1	*	97,319,749.661	16,519,574.440	7,459,025.792		121,298,349.893

*	The Proposal passed.

TAX INFORMATION (Unaudited)

Dividends paid during the year ended October 31, 2008 were as follows:

		Per Share
Fund Name	Type	Amount

ING Global Equity Dividend Fund
Class A	NII	$0.5408
Class B	NII	$0.4371
Class C	NII	$0.4385
Class I	NII	$0.5946
Class O	NII	$0.5492
Class W	NII	$0.4610
All Classes, except Class W	ROC	$0.0474
Class W	ROC	$0.0371
All Classes*	STCG	$0.2984
All Classes*	LTCG	$0.9018
ING Global Natural Resources Fund
Class A	NII	$0.1053
Class I	NII	$0.1486
All Classes*	STCG	$1.7562
All Classes*	LTCG	$0.7018
ING Global Real Estate Fund
Class A	NII	$0.7329
Class B	NII	$0.6114
Class C	NII	$0.6058
Class I	NII	$0.8120
Class O	NII	$0.7352
Class W	NII	$0.3333
All Classes*	STCG	$0.0147
All Classes*	LTCG	$0.0564
ING Global Value Choice Fund
Class A	NII	$0.1575
Class B	NII	$—
Class C	NII	$0.0192
Class I	NII	$0.2806
Class Q	NII	$0.2031
ING Asia-Pacific Real Estate Fund
Class A	NII	$0.0995
Class B	NII	$0.0623
Class C	NII	$0.0631
Class I	NII	$0.1172
ING Disciplined International SmallCap Fund
Class A	NII	$0.0579
Class B	NII	$0.0053
Class C	NII	$0.0052
Class I	NII	$0.0714
All Classes	STCG	$0.1921
ING Emerging Countries Fund
Class A	NII	$0.4549
Class B	NII	$0.1444
Class C	NII	$0.2125
Class I	NII	$0.5739
Class Q	NII	$0.4889
Class W	NII	$—
All Classes*	LTCG	$1.1113
ING European Real Estate Fund
Class A	NII	$0.1215
Class B	NII	$0.0707
Class C	NII	$0.0674
Class I	NII	$0.1441
ING Foreign Fund
All Classes*	STCG	$0.1302
All Classes*	LTCG	$1.2459
ING Greater China Fund
Class A	NII	$0.0643
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.1007
Class O**	NII	$—
All Classes**	STCG	$1.6975
All Classes**	LTCG	$0.3671
ING Index Plus International Equity Fund
Class A	NII	$0.1768
Class B	NII	$0.1568
Class C	NII	$0.1575
Class I	NII	$0.2430
Class O	NII	$0.2430
All Classes	STCG	$1.0653
All Classes	LTCG	$0.3012
ING International Capital Appreciation Fund
Class A	NII	$0.1369
Class B	NII	$0.1057
Class C	NII	$0.1106
Class I	NII	$0.1732
All Classes	STCG	$0.3826
All Classes	LTCG	$0.1191
ING International Equity Dividend Fund
Class A	NII	$0.3401
Class B	NII	$0.2737
Class C	NII	$0.2740
Class I	NII	$0.3705
Class W	NII	$0.2903
All Classes, except Class W	ROC	$0.0305
Class W	ROC	$0.0234
All Classes*	STCG	$0.0387
ING International Growth Opportunities Fund
Class A	NII	$0.0213
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0526
Class Q	NII	$0.0356
All Classes	STCG	$1.1255
All Classes	LTCG	$1.1738
ING International Real Estate Fund
Class A	NII	$0.3552
Class B	NII	$0.2662
Class C	NII	$0.2671
Class I	NII	$0.3918
Class W	NII	$0.1046
All Classes, except Class W	ROC	$0.1918
Class W	ROC	$0.0470
ING International SmallCap Multi-Manager Fund
Class A	NII	$0.3231
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.5207
Class Q	NII	$0.3692
All Classes*,**	STCG	$4.1139
All Classes*,**	LTCG	$3.7698
ING International Value Fund
Class A	NII	$0.2265
Class B	NII	$0.0204
Class C	NII	$0.0753
Class I	NII	$0.3129
Class Q	NII	$0.3123
All Classes	STCG	$0.5038
All Classes	LTCG	$2.8486
ING International Value Choice Fund
Class A	NII	$0.1008
Class B	NII	$0.0012
Class C	NII	$—
Class I	NII	$0.1639
All Classes	STCG	$0.6865
All Classes	LTCG	$1.2975
ING Russia Fund
Class A	LTCG	$11.5873
ING Emerging Markets Fixed Income Fund
Class A	NII	$0.4510
Class B	NII	$0.3782
Class C	NII	$0.3793
Class I	NII	$0.4813
All Classes	ROC	$0.1765

TAX INFORMATION (Unaudited) (continued)

		Per Share
Fund Name	Type	Amount

ING Global Bond Fund
Class A	NII	$0.6235
Class B	NII	$0.5290
Class C	NII	$0.5356
Class I	NII	$0.6708
Class O***	NII	$0.1090
All Classes**	STCG	$0.1218
ING Diversified International Fund
Class A	NII	$0.2555
Class B	NII	$0.1680
Class C	NII	$0.1777
Class I	NII	$0.2829
Class R	NII	$0.2170
Class W	NII	$—
All Classes*,**	STCG	$0.0414
All Classes*,**	LTCG	$0.0456

NII — Net investment income
ROC — Return of capital
STCG — Short-term capital gain
LTCG — Long-term capital gain

*	Except Class W, which launched after the Fund’s capital gain distributions were declared.

**	Except Class O, which launched after the Fund’s capital gain distributions were declared.
***	Commenced operations June 4, 2008.

Of the ordinary distributions made during the year ended October 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Global Equity Dividend	33.50%
Global Natural Resources	7.89%
Global Value Choice	81.79%
Disciplined International SmallCap	0.03%
Foreign	0.83%
International Growth Opportunities	0.82%
International SmallCap Multi-Manager	0.01%
International Value Choice	0.28%

For the year ended October 31, 2008, the following are percentages of ordinary income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Equity Dividend	86.33%
Global Natural Resources	9.34%
Global Value Choice	87.60%
Asia-Pacific Real Estate	88.76%
Disciplined International SmallCap	37.73%
Emerging Countries	100.00%
European Real Estate	66.31%
Foreign	100.00%
Greater China	3.77%
Index Plus International Equity	25.44%
International Capital Appreciation	26.77%
International Equity Dividend	88.64%
International Growth Opportunities	22.36%
International Real Estate	20.23%
International SmallCap Multi-Manager	22.63%
International Value	72.22%
International Value Choice	38.93%
Diversified International	41.61%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Global Equity Dividend	0.34%
Global Natural Resources	0.71%
Global Value Choice	5.47%
Asia-Pacific Real Estate	1.63%
Disciplined International SmallCap	6.10%
Emerging Countries	4.00%
European Real Estate	1.07%
Greater China	0.03%
Index Plus International Equity	0.44%
International Capital Appreciation	1.75%
International Equity Dividend	1.65%
International Growth Opportunities	1.96%
International Real Estate	1.89%
International SmallCap Multi-Manager	4.36%
International Value	4.38%
International Value Choice	10.15%
Emerging Markets Fixed Income	100.00%
Global Bond	37.24%

TAX INFORMATION (Unaudited) (continued)

The following funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Global Equity Dividend
Global Natural Resources
Disciplined International SmallCap
Foreign
Greater China
Index Plus International Equity
International Capital Appreciation
International Equity Dividend
International Growth Opportunities
International SmallCap Multi-Manager
International Value
International Value Choice
Global Bond
Diversified International

The following funds designate distributions paid upon redemptions under Section 562(b)(1)(A) as long-term:

Global Natural Resources	$2,046,138
Greater China	$704,722
International Value	$122,133,081
Russia	$54,251,300

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2008. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Portion of
			Ordinary Income
			Distribution
	Creditable		Derived from
	Foreign	Per Share	Foreign Sourced
	Taxes Paid	Amount	Income*

Global Equity Dividend	$812,300	$0.0476	70.23%
Asia-Pacific Real Estate	$2,672	$0.0017	99.05%
Disciplined International SmallCap	$833,666	$0.0209	94.25%
Emerging Countries	$702,197	$0.1086	98.14%
European Real Estate	$17,281	$0.0287	99.31%
Foreign	$1,561,614	$0.0529	96.55%
Greater China	$104,009	$0.0378	99.91%
Index Plus International Equity	$658,240	$0.0385	98.10%
International Capital Appreciation	$248,364	$0.0333	91.37%
International Equity Dividend	$247,755	$0.0368	98.24%
International Growth Opportunities	$228,405	$0.0210	90.43%
International Real Estate	$921,568	$0.0152	99.50%
International SmallCap Multi-Manager	$2,218,077	$0.1285	98.06%
International Value	$13,355,892	$0.0705	98.30%
International Value Choice	$130,712	$0.0197	98.39%

*	None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Registrants are managed under the direction of the Board. A Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trusts are listed below. The Statement of Additional Information includes additional information about trustees of the Registrants and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds in
	Position(s)			Complex(2)	Other Directorships/
	held with	Term of Office		Overseen	Trusteeships
	Fund/	and Length of	Principal Occupation(s)	by Director/	held by Director/
Name, Address and Age	Portfolio	Time Served(1)	during the Past 5 Years	Trustee	Trustee

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director/ Trustee	IMF November 2007 — Present IMT December 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present) Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	170	None

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Director/ Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	170	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Director/ Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	170	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director/ Trustee	IMF November 2007 — Present IMT December 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	170	First Marblehead Corporation (October 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director/ Trustee	February 2002 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).	170	Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director/ Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	170	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Director/ Trustee	January 2006 — Present	Consultant (May 2001 — Present).	170	Global Alternative Asset Management, Inc. (October 2007 — Present) and Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Chairman and Director/ Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).	170	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Directors/Trustees who are “Interested Persons”
Robert W. Crispin(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director/ Trustee	IMF November 2007 — Present IMT December 2007 — Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	170	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Funds in
	Position(s)			Complex(2)	Other Directorships/
	held with	Term of Office		Overseen	Trusteeships
	Fund/	and Length of	Principal Occupation(s)	by Director/	held by Director/
Name, Address and Age	Portfolio	Time Served(1)	during the Past 5 Years	Trustee	Trustee

Shaun P. Mathews(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director/ Trustee	IMF November 2007 — Present IMT December 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).	208	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc. For Mr. Mathews, the Fund Complex also includes the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with Fund	Time Served(1)	during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	February 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005)

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	ING Mutual Funds May 1999 — Present ING Mayflower Trust November 1999 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present)

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	Executive Vice President March 2006 — Present Chief Compliance Officer November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004)

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005)

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003)

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006)

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with Fund	Time Served(1)	during the Past 5 Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(5) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003)

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	May 1999 — Present IMT November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present)

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004)

William Evans 10 State House Square Hartford, Ct 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004)

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006)

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004)

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with Fund	Time Served(1)	during the Past 5 Years

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	February 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present)

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior , ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003)

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003)

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008)

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT

Section 15 of the Investment Company Act of 1940 Act, as amended (the “1940 Act”) mandates that, when a series of ING Mutual Funds and ING Mayflower Trust (together, the “Trusts”) enters into a new sub-advisory agreement (“Sub-Advisory Contract”), the Board of Trustees (the “Board”) of the Trusts, including a majority of Board members who have no direct or indirect interest in the Advisory and Sub-Advisory contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered in determining whether to approve a new Sub-Advisory Contract for one of its series.

ING Emerging Countries Fund

ING Emerging Countries Fund has been sub-advised by Brandes Investment Partners, L.P. since March 1, 2005. At its March 27, 2008 meeting, the Board approved a new Sub-Advisory Contract with ING Investment Management Advisors B.V. (“IIM BV”) under which IIM BV would serve as Sub-Adviser to the Fund. The new Sub-Advisory Contract became effective on August 21, 2008.

In determining whether to approve the Sub-Advisory Contract with IIM BV, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Contract should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with IIM BV included the following: (1) IIM BV’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its March 26, 2008 meeting; (2) memoranda and related materials provided to the Board in advance of its March 27, 2008 meeting discussing: (a) Management’s rationale for recommending that IIM BV serve as Sub-Adviser to the Fund, (b) the performance of IIM BV in managing the IIMA Emerging Markets Strategy Composite (the “IIM BV Composite”), which is composed of accounts that are managed in an investment style that mirrors its proposed management of the Fund (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) the expertise of IIM BV in managing a global emerging markets strategy; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance of the IIM BV Composite and the performance of the Fund’s proposed Selected Peer Group; (4) IIM BV’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of Sub-Advisory Contract with IIM BV; (6) an analysis regarding the effect that the proposed Sub-Adviser addition would have on the Adviser’s profitability; and (7) other information relevant to the Board’s evaluation.

In reaching its decision to engage IIM BV, as Sub-Adviser to the Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of IIM BV as a manager to similar funds; (2) IIM BV’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by IIM BV under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIM BV and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by IIM BV and the projected profitability of IIM BV as the Fund’s Sub-Adviser; (6) the costs for the services to be provided by IIM BV, including that the management fee would not change after the appointment of IIM BV; (7) the sub-advisory fee payable by the Adviser to IIM BV and the resulting decrease in the profitability of the Adviser arising out of the addition of a second sub-adviser and the higher sub-advisory fee payable by the Adviser to IIM BV; (8) IIM BV’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of IIM BV in light of the Fund’s investment objective and investor base; and (10) IIM BV’s Code of Ethics, which had been previously approved by the Board, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions; (1) IIM BV should be appointed to serve as an additional Sub-Adviser to the Fund under the new Sub-Advisory Agreement with IIM BV; (2) the sub-advisory fee rate payable by the Adviser to IIM BV is reasonable in the context of all factors considered by the Board; and (3) IIM BV maintains an appropriate

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

compliance program, with this conclusion based upon, among other things, a representation from the Fund’s CCO that IIM BV’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

ING International Value Fund has been sub-advised by Acadian Asset Management, LLC (f/k/a Acadian Asset Management, Inc.) since March 1995. At its March 27, 2008 meeting, the Board approved a new Sub-Advisory Contract with ING Investment Management Co. (“ING IM”) under which ING IM would serve as Sub-Adviser to an additional investment sleeve of the Fund. The new Sub-Advisory Contract became effective on October 27, 2008.

In determining whether to approve the Sub-Advisory Contract with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Contract should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with ING IM included the following: (1) ING IM’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its March 26, 2008 meeting; (2) memoranda and related materials provided to the Board in advance of its March 27, 2008 meeting discussing: (a) Management’s rationale for recommending that ING IM serve as an additional Sub-Adviser to the Fund, (b) the performance of ING IM in managing the ING VP International Value Portfolio, a series of ING Variable Products Trust (the “VP International Value Portfolio”), which is managed in an investment style that mirrors its proposed management of the Fund (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) the expertise of ING IM in managing an international value strategy; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance of the VP International Value Portfolio and the performance of the Fund’s proposed Selected Peer Group; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of Sub-Advisory Contract with ING IM; (6) an analysis regarding the effect that the proposed Sub-Adviser addition would have on the Adviser’s profitability; and (7) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as a Sub-Adviser to the Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by ING IM and the projected profitability of ING IM as one of the Fund’s Sub-Advisers; (6) the costs for the services to be provided by ING IM, including that the management fee would not change after the appointment of ING IM; (7) the sub-advisory fee payable by the Adviser to ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had been previously approved by the Board, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as an additional Sub-Adviser to the Fund under the new Sub-Advisory Agreement with ING IM; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Fund’s CCO that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Fund-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Independent Registered Public
Accounting Firm
KPMG LLP
99 High Street
Boston, MA 02110

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UINTALL                  (1008-123008)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(l), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Earley is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $158,162 for year ended October 31, 2008 and $153,511 for year ended October 31, 2007.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended October 31, 2008 and $235,893 for the year ended October 31, 2007.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $16,067 in the year ended October 31, 2008 and $5,200 in the year ended October 31, 2007. Such services induced review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

None

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $7,500 for the year ended October 31, 2008 and $0 for the year ended October 31, 2007.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Last Approved: November 29, 2007

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008
Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008
Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated:           January 1, 2008
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,168,685 for year ended October 31, 2008 and $212,850 for year ended October 31, 2007.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Mayflower Trust

By	/s/ Shaun P, Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 7, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 7, 2009

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: January 7, 2009